                                                                    EXHIBIT 10.3


                             COMMON TERMS AGREEMENT

                                      AMONG

                              VESPER HOLDING S.A.,

                                  VESPER S.A.,

                               ABN AMRO BANK N.V.

     AS THE NORTEL FACILITY AGENT AND THE QUALCOMM/ERICSSON FACILITY AGENT,

                                       AND

                               HARRIS CORPORATION

                          AS THE HARRIS FACILITY AGENT,

                                       AND

                        OTHER PARI PASSU FACILITY AGENTS,

                                       AND

                        LASALLE BANK NATIONAL ASSOCIATION

                             AS THE COLLATERAL AGENT







                             as of December 13, 1999


Confidential Treatment Requested. Confidential portions of this document have been omitted and filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE 1.  Definitions and Related Matters.......................................................................3
         Section 1.1.  Definitions................................................................................3
         Section 1.2.  Related Matters...........................................................................39
                  (a)  Construction..............................................................................39
                  (b)  Determinations............................................................................40
                  (c)  Accounting Terms and Determinations.......................................................40
                  (d)  Independence of Covenants.................................................................40
                  (e)  Currency Conversion.......................................................................40

ARTICLE 2.  Conditions to Purchase of Notes; Post Closing Matters................................................40
         Section 2.1.  Closing Conditions........................................................................40
                  (a)  Closing Date..............................................................................41
                  (b)  Certain Documents.........................................................................41
                  (c)  No Material Adverse Change, Litigation or Change in Law...................................41
                  (d)  Fees and Expenses Paid....................................................................41
                  (e)  Satisfaction of Certain Conditions........................................................41
                  (f)  Capital Contribution......................................................................41
                  (g)  Governmental Approvals....................................................................41
                  (h)  Security Filings..........................................................................42
                  (i)  Licenses and Permits......................................................................42
                  (j)  Minimum Commitment Amounts................................................................42
                  (k)  Note Documents............................................................................42
                  (l)  Initial Purchaser Guaranty Documents......................................................42
                  (m)  General...................................................................................43
         Section 2.2.  Conditions Precedent to Financings........................................................43
                  (a)  Notice of Borrowing or Issuance...........................................................43
                  (b)  Representations and Warranties............................................................43
                  (c)  No Default................................................................................43
                  (d)  No Material Adverse Change................................................................43
                  (e)  Prior Approval and Other Government Approvals.............................................43
                  (f)  Satisfaction of Conditions................................................................44
         Section 2.3   Post-Closing Matters......................................................................44

ARTICLE 3.  Representations and Warranties.......................................................................44
         Section 3.1   Organization, Powers and Good Standing....................................................44
         Section 3.2   Authorization, Binding Effect, Etc........................................................44
         Section 3.3   No Conflict...............................................................................45
         Section 3.4   Governmental Approvals....................................................................45


                             Common Terms Agreement

         Section 3.5   Subsidiaries; HoldCo; Investments.........................................................46
                  (a)  HoldCo....................................................................................46
                  (b)  Subsidiaries of HoldCo....................................................................46
                  (c)  Subsidiaries of Company...................................................................46
         Section 3.6   Financial Information.....................................................................46
         Section 3.7   No Material Adverse Changes; Solvency.....................................................47
         Section 3.8   No Prohibition; Litigation................................................................47
         Section 3.9   Applicable Law; Agreements................................................................47
         Section 3.10  Taxes.....................................................................................48
         Section 3.11  Investment Company; Etc...................................................................48
         Section 3.12  Title to Property.........................................................................48
         Section 3.13  Debt......................................................................................48
         Section 3.14  Intellectual Property.....................................................................49
         Section 3.15  Collateral Documents......................................................................49
         Section 3.16  Environmental Condition and Liabilities...................................................49
         Section 3.17  Affiliate Agreements......................................................................50
         Section 3.18  Year 2000 Compliance......................................................................50
         Section 3.19  Insurance.................................................................................50
         Section 3.20  No Default................................................................................50
         Section 3.21  Ranking of Pari Passu Financings..........................................................50
         Section 3.22  Absence of Sovereign Immunity.............................................................51
         Section 3.23  Absence of Certain Restrictions...........................................................51
         Section 3.24  Labor Matters.............................................................................51
                  (a)  Disputes..................................................................................51
                  (b)  Employee Benefit Plans....................................................................51
         Section 3.25  Disclosure................................................................................51
         Section 3.26  Permits...................................................................................52
         Section 3.27  Private Offering..........................................................................52

ARTICLE 4.  Affirmative Covenants................................................................................52
         Section 4.1   Reporting Requirements....................................................................52
                  (a)  Annual Financial Reports..................................................................52
                  (b)  Quarterly Financial Reports...............................................................53
                  (c)  Compliance Certificate....................................................................53
                  (d)  Operating Report..........................................................................53
                  (e)  Updates...................................................................................54
                  (f)  Accountants' Report.......................................................................54
                  (g)  Management Letters........................................................................54
                  (h)  Dollar Restrictions.......................................................................54


                             Common Terms Agreement

                  (i)  Notice of Default.........................................................................54
                  (j)  Public Filings and Announcements..........................................................55
                  (k)  Proceedings...............................................................................55
                  (l)  Other Debt................................................................................55
                  (m)  Environmental Proceedings.................................................................55
                  (n)  Amendment to Charter Documents............................................................55
                  (o)  Governmental Approvals and Material Contracts.............................................55
                  (p)  Material Adverse Effect...................................................................56
                  (q)  Expropriation Event.......................................................................56
                  (r)  Other Information.........................................................................56
         Section 4.2   Records and Inspection....................................................................56
         Section 4.3   Corporate Existence, Maintenance of Licenses, Etc.........................................56
         Section 4.4   Payment of Taxes..........................................................................57
         Section 4.5   Maintenance of Properties.................................................................57
         Section 4.6   Maintenance of Insurance..................................................................57
         Section 4.7   Future Information........................................................................59
         Section 4.8   Conduct of Business; Compliance with Law and Other
                  Contractual Obligations........................................................................59
         Section 4.9   Construction of the Expanded Project; Replacement Harris Supply Agreement.................60
         Section 4.10  Guaranties and Collateral.................................................................60
         Section 4.11  Subordination of Intercompany Debt and Affiliate Agreements...............................64
         Section 4.12  Interest Rate Protection..................................................................64
         Section 4.13  Environmental Compliance..................................................................64
         Section 4.14  Year 2000  Compliance.....................................................................65
         Section 4.15  Registration of Prior Approvals, Etc......................................................65
         Section 4.16  Further Assurances........................................................................65

ARTICLE 5.  Negative Covenants of the Company....................................................................66
         Section 5.1.  Liens.....................................................................................66
         Section 5.2.  Debt......................................................................................67
         Section 5.3.  Restricted Payments.......................................................................68
         Section 5.4.  Investments and Acquisitions..............................................................69
         Section 5.5.  Operating Covenants.......................................................................69
                  (a)  Minimum Annualized Revenues...............................................................69
                  (b)  Subscribers...............................................................................69
         Section 5.6.  Financial Covenants.......................................................................70
                  (a)  Senior Debt to Total Capitalization.......................................................70


                             Common Terms Agreement

                  (b)  Total Debt to Total Capitalization........................................................70
                  (c)  Total Debt to Annualized EBITDA...........................................................70
                  (d)  EBITDA to Interest Expense................................................................70
                  (e)  EBITDA to Fixed Charges...................................................................70
                  (f)  Maximum Capital Expenditures..............................................................70
         Section 5.7.  Restriction on Fundamental Changes........................................................71
         Section 5.8.  Asset Dispositions; Event of Loss.........................................................71
         Section 5.9.  Sales of Receivables......................................................................74
         Section 5.10. Sale and Leaseback........................................................................74
         Section 5.11. Transactions with Affiliates..............................................................74
         Section 5.12. Prepayment of Debt........................................................................75
         Section 5.13. Limitation on Contingent Obligations......................................................76
         Section 5.14. Amendments of Charter Documents, Material Contracts or
                  Subordinated Debt Instruments..................................................................76
         Section 5.15. Restrictive Agreements; Subsidiary Preferred Stock........................................77
         Section 5.16. Speculative Hedging Contracts.............................................................78
         Section 5.17. Payments Under or Amendments or Waivers of Affiliate Agreements...........................78
         Section 5.18. Management Fees...........................................................................78

ARTICLE 6.  Events of Default....................................................................................79
         Section 6.1.  Events of Default.........................................................................79
                  (a)  Failure to Make Payments..................................................................79
                  (b)  Default in Other Debt.....................................................................79
                  (c)  Breach of Certain Covenants...............................................................79
                  (d)  Other Defaults Under Pari Passu Financing Documents.......................................80
                  (e)  Breach of Warranty........................................................................80
                  (f)  Involuntary Bankruptcy; Appointment of Receiver, Etc......................................80
                  (g)  Voluntary Bankruptcy; Appointment of Receiver, Etc........................................80
                  (h)  Change of Control.........................................................................81
                  (i)  Termination of Pari Passu Financing Documents.............................................81
                  (j)  Failure of Subordination..................................................................81
                  (k)  Judgments and Attachments; Impositions of Penalties.......................................81
                  (l)  Loss of Licenses..........................................................................81
                  (m)  Expropriation.............................................................................82
                  (n)  Exchange Controls; Debt Moratorium........................................................82
                  (o)  Abandonment of Project....................................................................82
                  (p)  Certain Indemnification Obligations.......................................................82
                  (q)  Failure of Vesper Cayman SPV to Make Payments.............................................82
         Section 6.2.  Remedies..................................................................................83

ARTICLE 7.  The Collateral Agent and the Pari Passu Creditors....................................................83


                             Common Terms Agreement

         Section 7.1.  Authorization and Action..................................................................83
         Section 7.2.  Exculpation; Collateral Agent's Reliance; Etc.............................................84
         Section 7.3.  Collateral Agent and Affiliates...........................................................85
         Section 7.4.  Pari Passu Creditor Credit Decision.......................................................85
         Section 7.5.  Indemnification...........................................................................85
         Section 7.6.  Successor Collateral Agent................................................................86
         Section 7.7.  Excess Payments...........................................................................86
         Section 7.8.  Pari Passu Creditors......................................................................86
         Section 7.9.  Collateral and Guaranty Matters...........................................................87
         Section 7.10. Obligations of Pari Passu Creditors Several;  Right to
                  Initiate Judicial Proceedings..................................................................88
         Section 7.11. Co-Agents.................................................................................89
         Section 7.12. Paying Agency Agreement...................................................................89

ARTICLE 8.  Certain Mandatory Prepayments........................................................................89
         Section 8.1   Mandatory Prepayments.....................................................................89
                  (a)  Asset Dispositions and Events of Loss.....................................................89
                  (b)  Excess Cash Flow..........................................................................89
                  (c)  Equity Offerings..........................................................................89
                  (d)  Debt Financings...........................................................................90
                  (e)  Notice and Application of Mandatory Prepayments; Interest.................................90
                  (f)  Funding Gap Financings....................................................................90
         Section 8.2.  Manner of Payment of Mandatory Prepayments................................................90

ARTICLE 9.  Intercreditor Matters................................................................................92
         Section 9.1.  Equal Ranking of Liens on Common Collateral, Etc..........................................92
                  (a)  Equal Ranking of Liens....................................................................92
                  (b)  Certain Agreements to Effectuate Provisions Hereof........................................93
                  (c)  Representations and Warranties of Pari Passu Creditors....................................93
                  (d)  Limitation on Other Pari Passu Debt, Etc..................................................94
                  (e)  Intercreditor Agreement Precedence........................................................94
         Section 9.2.  Notices of Default and Acceleration.......................................................95
                  (a)  Notice of Default.........................................................................95
                  (b)  Notice of Acceleration, Mandatory Repurchase or Mandatory
                           Partial Repurchase....................................................................95
                  (c)  Failure to Provide Notice.................................................................96
         Section 9.3.  Foreclosure Actions and Other Realizations................................................96
                  (a)  Instruction to Commence Foreclosure Action................................................96
                  (b)  Notice of Instruction to Commence Foreclosure Action......................................96
                  (c)  Reconsideration Period....................................................................96


                             Common Terms Agreement

                  (d)  Polling of Pari Passu Creditors; Waiver of Reconsideration Period.........................96
                  (e)  Commencement of Foreclosure Action........................................................97
                  (f)  Rescission and Annulment of Instruction...................................................97
         Section 9.4.  Voting and Polling Procedures.............................................................98
                  (a)  Polling of Pari Passu Creditors...........................................................98
                  (b)  Polling Procedures........................................................................98
                  (c)  Binding Effect............................................................................99
                  (d)  Swap Lenders..............................................................................99
         Section 9.5.  Direction of Foreclosure Action...........................................................99
         Section 9.6   Allocation of Mandatory Prepayments; Application of Cash
                  Proceeds from Prepayment and Realization; Application of Set
                  Off............................................................................................99
                  (a)  Allocation of Mandatory Prepayments.......................................................99
                  (b)  Allocation of Cash Proceeds of Realization or Set-Off....................................100
         Section 9.7.  Payments Set Aside.......................................................................101
         Section 9.8.  Modifications, Amendments, Waivers and Consents of Pari Passu Financing
                  Documents.....................................................................................101
                  (a)  Writing..................................................................................101
                  (b)  Voting Requirements for Amendments to Pari Passu Financing Documents.....................102
                  (c)  No Waiver................................................................................104
         Section 9.9   Effect on Initial Purchaser Guaranties...................................................105

ARTICLE 10.  Miscellaneous......................................................................................105
         Section 10.1.  Expenses................................................................................105
         Section 10.2.  Indemnity...............................................................................105
         Section 10.3.  Cumulative Remedies; Failure or Delay...................................................107
         Section 10.4.  Notices, Etc............................................................................107
         Section 10.5.  Taxes...................................................................................107
         Section 10.6.  Currency Equivalents; Judgment Currency.................................................108
         Section 10.7.  Confidentiality.........................................................................108
         Section 10.8.  Governing Law...........................................................................109
         Section 10.9.  Choice of Forum.........................................................................109
         Section 10.10. Setoff..................................................................................110
         Section 10.11  Nature of Vesper Cayman SPV's Obligations; Removal of Paying Agent......................110
         Section 10.12. Headings................................................................................111
         Section 10.13. Severability............................................................................111
         Section 10.14. Survival of Agreements, Representations and Warranties..................................111


                             Common Terms Agreement

         Section 10.15. Execution in Counterparts...............................................................111
         Section 10.16. Complete Agreement; Successors and Assigns; Third-Party Beneficiaries...................112
         Section 10.17. No Fiduciary Duties or Partnership; Limitation of Liability, Etc........................112
         Section 10.18. No Reliance on Margin Stock.............................................................112
         Section 10.19. Waiver of Immunity......................................................................113
         Section 10.20. English Language........................................................................113
         Section 10.21. Waiver of Trial by Jury.................................................................114


                             Common Terms Agreement

EXHIBITS
Exhibit A-1        Form of Nortel Note Purchase Agreement
Exhibit A-2        Form of Qualcomm/Ericsson Note Purchase Agreement
Exhibit A-3        Form of Harris Note Purchase Agreement
Exhibit B          Form of HoldCo Guaranty
Exhibit C-1A       Form of Company Equipment Pledge Agreement
Exhibit C-1B       Form of Company Receivables Pledge Agreement
Exhibit C-1C       Form of Company Contracts Pledge Agreement
Exhibit C-1D       Form of Cash Collateral Pledge Agreement
Exhibit C-1E       Form of Company Stock Pledge Agreement
Exhibit C-1F       Form of Mortgage
Exhibit C-2        Form of HoldCo Stock Pledge Agreement
Exhibit C-3A       Form of Shareholder Pledge Agreement
Exhibit C-3B       Form of Brazilian Shareholder Pledge Agreement
Exhibit C-4        Form of Consent and Waiver
Exhibit C-5        Form of Consent to Assignment
Exhibit D          Form of Accession Agreement
Exhibit E          Form of Intercompany Debt Subordination Agreement
Exhibit F-1        Form of Secretary's Certificate
Exhibit F-2        Form of Officers' Certificate
Exhibit F-3        Form of Compliance Certificate
Exhibit F-4        Form of Solvency Certificate
Exhibit G-1        Form of Legal Opinion of Company Parties' US Counsel
Exhibit G-2        Form of Legal Opinion of Company Parties' Local Counsel
                   (for Company Parties not formed under the laws of Brazil)
Exhibit G-3        Form of Legal Opinion of Company Parties' Brazilian
                   Counsel
Exhibit G-4        Form of Legal Opinion of California/Colorado Local Counsel
Exhibit H          Form of Exchange Debt Agreement


                             Common Terms Agreement

SCHEDULES
Schedule 1.1(a)             Agents' Information
Schedule 1.1(b)             Existing Debt
Schedule 1.1(c)             Existing Liens
Schedule 1.1(d)             Acceptable Brazilian Depository Institutions
Schedule 1.1(e)             Permitted Transferees
Schedule 2.1                Closing Documents
Schedule 2.3                Post-Closing Matters
Schedule 3.1(a)             Organization of the Borrower Parties
Schedule 3.5(b)             Capitalization Subsidiaries, HoldCo
Schedule 3.8                Material Litigation
Schedule 3.16               Environmental Condition
Schedule 3.17               Affiliate Agreements
Schedule 3.23               Certain Restrictions
Schedule 3.26               Permits
Schedule 4.1(d)             Operating Reports
Schedule 5                  Financial and Operating Covenants
Schedule 10.4               Company Information


                             Common Terms Agreement

                             COMMON TERMS AGREEMENT

     This COMMON TERMS AGREEMENT, dated as of December 13, 1999 (as amended from time to time, the "Agreement"), is by and among:

     1) VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil ("HoldCo");

     2) VESPER S.A., a sociedade anonima organized under the laws of Brazil and a wholly-owned subsidiary of HoldCo (the "Company");

     3) ABN AMRO BANK N.V. ("ABN AMRO"), as Agent for itself, NORTEL NETWORKS CORPORATION, a Canadian CORPORATION ("Nortel"), as initial purchaser under, and the other purchasers (the "Nortel Purchasers") from time to time party to the "Nortel Note Purchase Agreement" referred to below (in such capacity, together with its successors in such capacity, the "Nortel Facility Agent");

     4) ABN AMRO, as Agent for itself and QUALCOMM INCORPORATED, a Delaware corporation ("Qualcomm"), as initial purchasers under, and the other purchasers (the "Qualcomm/Ericsson Purchasers") from time to time party to the "Qualcomm/Ericsson Note Purchase Agreement" referred to below (in such capacity, together with its successors in such capacity, the "Qualcomm/Ericsson Facility Agent");

     5) HARRIS CORPORATION, a Delaware corporation, ("Harris"), as Agent for itself, as initial purchaser under, and the other purchasers (the "Harris Purchasers") from time to time party to the "Harris Note Purchase Agreement" referred to below (in such capacity, together with its successors in such capacity, the "Harris Facility Agent" and together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents");

     6) each Agent under the Other Pari Passu Financing Agreements (as defined below) that may hereafter become party hereto by executing an Accession Agreement, for themselves and the lenders and purchasers from time to time party to the Other Pari Passu Financing Agreements (in such capacity, together with its respective successors in such capacity, the "Other Pari Passu Facility Agents"); and

     7) LASALLE BANK NATIONAL ASSOCIATION, as common administrative and collateral agent for itself, the Nortel Facility Agent, the Nortel Purchasers, the Qualcomm/Ericsson Facility Agent, the Qualcomm/Ericsson Purchasers, the Harris Facility Agent, the Harris Purchasers, the Other Pari Passu Facility Agents, and the other Pari Passu Creditors (together with its successors in such capacities, the "Collateral Agent").


                             Common Terms Agreement

                                    RECITALS


     A. The Company desires to issue notes to finance, among other things, the purchase price of telecommunications equipment and services to be supplied by
(1) Nortel pursuant to the Nortel Supply Agreement (as defined below), (2) Ericsson Telecomunicacoes S.A., a sociedade anonima organized under the laws of Brazil ("Ericsson Brazil"), pursuant to the Ericsson Supply Agreement (as defined below) and (3) Harris as a subcontractor under the Nortel Supply Agreement pursuant to the Harris Supply Agreement (as defined below), in each case, in connection with the initial buildout, ownership and operation of a switched fixed telephony network covering the 51 cities with populations greater than 200,000 in Region 1 of Brazil, as designated by the Instrument of Authorization for Operation of a Switched Fixed Telephone Service for the mode LOCAL, and the Instrument of Authorization for Operation of a Switched Fixed Telephone Service for the mode NATIONAL LONG DISTANCE OF INTRA-REGIONAL SCOPE, each entered into by and between the Agencia Nacional de Telecomunicacoes (National Telecommunications Agency) ("Anatel"), and the Company, under its prior name "Canbra Telefonica S.A." on February 4, 1999 (as such Instruments may be amended, and including the Data Licenses (as defined below), the "Mirror Authorizations") (collectively, the "Project") and other Permitted Businesses (as defined below);

     B. Nortel, Qualcomm, ABN AMRO and Harris, as Initial Purchasers, have agreed to purchase such notes on the terms and conditions set forth in the Nortel Note Purchase Agreement, the Qualcomm/Ericsson Note Purchase Agreement and the Harris Note Purchase Agreement, respectively;

     C. In the case of Nortel and Harris, in order to induce certain institutional note purchasers to assume certain of the rights and obligations of Nortel and Harris under their respective Note Purchase Agreements and, in the case of, TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.), a Swedish company ("Ericsson"), in order to induce ABN AMRO to be an Initial Purchaser under the Qualcomm/Ericsson Note Purchase Agreements and related commitment letters, each of Nortel, Ericsson and Harris has entered into or may hereafter enter into a guaranty or has provided or may hereafter provide other credit enhancement or arrangements of certain of the obligations of the Company to the Purchasers under the respective Note Purchase Agreement and related Note Documents (each such guaranty, enhancement or arrangement being an "Initial Purchaser Guaranty") in favor of such institutional note purchasers or ABN AMRO, as the case may be; and

     D. To induce the Initial Purchasers, the other Purchasers and the Other Pari Passu Creditors to provide financing for the Project, the Company is, among other things, (1) entering into this Agreement, (2) entering into each of the Note Purchase Agreements (as defined below), (3) entering into each of the Collateral Documents (as defined below) and (4) entering into each of the Supply Agreements (as defined below).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                             Common Terms Agreement

                                   ARTICLE 1.
                         DEFINITIONS AND RELATED MATTERS

     SECTION 1.1. DEFINITIONS. The following terms with initial capital letters have the following meanings:

          "ACCESSION AGREEMENT" means an Accession Agreement substantially in the form of Exhibit D hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "ACQUISITION" means (whether by purchase, exchange, issuance of Capital Stock, merger, reorganization or any other method) (i) any acquisition by the Company or any of its Subsidiaries of any other Person, which Person would then, under US GAAP, become consolidated with the Company or any such Subsidiary, or (ii) any acquisition by the Company or any of its Subsidiaries of all or any substantial amount of the assets of any other Person or any division of any other Person.

          "ADDITIONAL ASSETS" means, with respect to any Asset Disposition, long-term properties or assets that are used or will be used in the operation of the Expanded Project.

          "AFFECTED PAYMENT" is defined in Section 4.1(h).

          "AFFILIATE" means, with respect to any Person (i) any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person and (ii) when used with reference to any natural Person, such Person's spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such Persons. The term "control" means the possession, directly or indirectly, of the power, whether or not exercised, to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "common control" have correlative meanings. Notwithstanding the foregoing, (x) each Subsidiary of each Shareholder Party shall be deemed to be an Affiliate of the Company, (y) in no event shall Qualcomm, in its capacity as a Purchaser, be deemed to be an Affiliate of the Company, and (z) in no event shall any Pari Passu Creditor Party or any Affiliate of any Pari Passu Creditor Party be deemed to be an Affiliate of the Company solely by virtue of the pledge of any Capital Stock to the Collateral Agent or the making of loans or purchases of notes pursuant to the Pari Passu Financing Documents and the related Note Documents.

          "AFFILIATE AGREEMENT" means any tax sharing, management, servicing or other agreement (other than an employment agreement entered into in the ordinary course of business) pursuant to which any Shareholder, any Parent Shareholder, HoldCo or any other Affiliate of the Company is entitled to the payment from the Company of taxes, fees, expenses, indemnities or other amounts; Affiliate Agreement shall include the Technical Services Agreements, the Know-How Agreement and the Secondment Agreement, but shall specifically exclude the Supply Agreements and the Qualcomm/Ericsson Note Purchase Agreement and the Note Documents related thereto.


                             Common Terms Agreement

          "AFFILIATE TRANSACTION" is defined in Section 5.11(a).

          "AGENT" means any of the Facility Agents and the Collateral Agent.

          "AGREEMENT" is defined in the Preamble and includes all Schedules and Exhibits.

          "ANATEL" is defined in the Recitals.

          "ANNUALIZED EBITDA" means, at any date, EBITDA for the two preceding Fiscal Quarters ended most recently prior to such date for which financial information is available, multiplied by two.

          "ANNUALIZED REVENUES" means, at any date, the total revenues of the Company and its Subsidiaries for the two preceding Fiscal Quarters ended most recently prior to such date for which financial information is available, determined on a consolidated basis in accordance with GAAP, multiplied by two.

          "APPLICABLE LAW" means all applicable provisions of all (i) constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority, (ii) Governmental Approvals, and (iii) orders, decisions, judgments, awards and decrees of any Governmental Authority (including common law and principles of public policy).

          "ASSET DISPOSITION" means any sale, lease or other disposition (including by way of a Sale and Leaseback Transaction, license or sublicense or by way of the issuance, sale or other transfer of any Capital Stock of any Subsidiary, and including any Event of Loss), in any single transaction or series of related transactions, by the Company or any of the Subsidiaries, of any of its assets, if the aggregate amount of Net Cash Proceeds from the sale or other disposition of such asset or assets, together with the Net Cash Proceeds of any other disposition of assets of the Company or any of the Subsidiaries, in a series of related transactions, exceeds [***] in the aggregate (provided that, if such consideration in any such transaction or transactions exceeds such amount, the entire amount of such consideration shall be subject to Section 5.8); except that "Asset Disposition" shall not include (A) any disposition of assets or issuance of Capital Stock by any Subsidiary to the Company or a Subsidiary Guarantor, provided in the case of any such disposition to a Subsidiary Guarantor, any Investment resulting from such disposition complies with Section 5.4, (B) a merger or consolidation permitted pursuant to Section 5.7, (C) sales of inventory held or purchased for sale to others in each case in the ordinary course of business, (D) dispositions of equipment that has become obsolete, worn out or surplusage, provided that the aggregate amount of Net Cash Proceeds from dispositions pursuant to this clause (D) may not exceed (I) prior to December 31, 2002, [***] in any Fiscal Year and (II) after December 31, 2002, [***] in any Fiscal Year, (E) the issuance of Capital Stock on a pro rata basis in connection with increases of the capital of Subsidiaries, or (F) any Cash Equivalent permitted to be held pursuant to Section 5.4. Notwithstanding the foregoing, to the extent that any disposition of an asset that would not otherwise be an Asset Disposition for purposes hereof is treated as an asset disposition giving rise to a requirement to make a payment (or to make an offer to purchase) pursuant to any other agreement or document pursuant to which Debt is outstanding, such disposition shall, notwithstanding any other provision of this Agreement, be an Asset Disposition hereunder.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement
                                       4

          "ASSET DISPOSITION PREPAYMENT AMOUNT" is defined in Section 5.8(a).

          "ASSIGNMENT AND ACCEPTANCE" for each Pari Passu Creditor is defined in the respective Pari Passu Financing Agreement.

          "ATTRIBUTABLE DEBT" means, with respect to an Operating Lease included in any Sale and Leaseback Transaction at the time of determination, the present value (discounted at the interest rate implicit in the lease or, if not known, at the Company's incremental borrowing rate) of the obligations of the lessee of the property subject to such lease for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended, or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding from such rental payments all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

          "AVERAGE CONVERSION FACTOR" means, for any period, a fraction, the numerator of which is the sum of the PTAX 800 Rate for each day on which such rate is available in such period and the denominator of which is the number of days on which such rate is available in such period.

          "BANKRUPTCY LAW" means any Brazilian, United States federal or state or any other bankruptcy, insolvency, receivership or similar law now or hereafter in effect.

          "BCI" means Bell Canada International Inc., a Canadian corporation.

          "BCI TECHNICAL SERVICES AGREEMENT" means that certain Technical Services Agreement, dated May 27, 1999, by and between BCI and the Company, as amended from time to time as permitted hereby.

          "BOARD OF DIRECTORS" means, with respect to any Person, the board of directors (or any similar governing body) of such Person or, unless the context otherwise requires, any authorized committee of the board of directors (or such body) of such Person. Unless otherwise specified, "Board of Directors" means the Board of Directors of the Company, which shall mean the Advisory Committee of HoldCo.

          "BRAZILIAN SHAREHOLDER PLEDGE AGREEMENT" means the Brazilian Shareholder and Affiliate Pledge Agreement among (i) the Company, (ii) the Brazilian Shareholders, HoldCo and their Brazilian Affiliates who have extended Shareholder Loans or other loans to the Company or any Subsidiary, and (iii) the Collateral Agent, substantially in the form of Exhibit C-3B hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banks in New York, New York, Rio de Janeiro, Brazil or Chicago, Illinois are authorized or obligated to close.


                             Common Terms Agreement

          "BUSINESS PLAN" means the Company's business plan dated August 9, 1999 adjusted to include the "Fiber Case" dated October 25, 1999, together with the related marketing and network construction plans and budget and buildout schedule for the Project, including financial projections of the Company and the Subsidiaries for the ten-year period beginning on the Closing Date, certified by the Chief Financial Officer of the Company as representing the Company's best estimate of the Company's consolidated financial position and results as of the dates and for the periods indicated, having been prepared by or under the supervision of the Chief Financial Officer of the Company on the basis of reasonable assumptions and in good faith, in each case as updated through the date hereof.

          "CAPITAL CONTRIBUTION AGREEMENT" means, collectively, (i) that certain Capital Contribution Agreement dated as of the date hereof, among HoldCo, the Shareholders, the Collateral Agent and the Company, and (ii) the related support obligations of the Parent Shareholders, each as amended from time to time.

          "CAPITAL EXPENDITURES" means, for any period and without duplication, additions to property, plant and equipment and other expenditures (whether paid in cash or accrued and including Capitalized Leases entered into during the period) of the Company and its Subsidiaries, on a consolidated basis, during such period, with respect to property, plant and equipment (other than repairs) that are required to be capitalized under GAAP on the consolidated balance sheet of the Company. For purposes of determining the amount of Capital Expenditures, any Capital Expenditures denominated in Reais shall be converted into Dollars by applying the Average Conversion Factor for the relevant period to the aggregate amount thereof.

          "CAPITAL STOCK" means, with respect to any Person, all (i) shares, interests, participations or other equivalents (howsoever designated) of capital stock and other equity interests of such Person and (ii) rights (other than debt securities convertible into capital stock or other equity interests), warrants or options to acquire any such capital stock or other equity interests.

          "CAPITALIZED LEASES" means all leases of the Company and its Subsidiaries of real or personal property that are required to be capitalized under US GAAP on the consolidated balance sheet of the Company. The amount of any Capitalized Lease shall be the capitalized amount thereof determined on a consolidated basis in accordance with US GAAP.

          "CASH COLLATERAL ACCOUNT" means each cash collateral account maintained with the Collateral Agent pursuant to the Capital Contribution Agreement or pursuant to Section 5.8(a)(v) or (b)(i) hereof, or pursuant to any other provision of this Agreement or the Pari Passu Financing Documents, and with respect to which a first priority security interest has been granted in and to all credit rights of the Company against the depository financial institution, and all Cash Equivalents from time to time contained therein, in each case in favor of the Collateral Agent pursuant to the Cash Collateral Pledge Agreement.

          "CASH COLLATERAL PLEDGE AGREEMENT" means the Cash Collateral Account and Cash Equivalents Pledge Agreement between the Company and the Collateral Agent (including any custodial, escrow or similar agreement acceptable in form and substance to the Collateral Agent entered into in connection therewith among the Company, the Collateral Agent and the


                             Common Terms Agreement
depositary designated thereunder) in substantially the form of Exhibit C-1D hereto (or, if such agreement relates to an account maintained in the United States or if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "CASH EQUIVALENTS" means (a) Dollars and Reais; (b) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (c) marketable direct obligations issued or unconditionally guarantied by the Government of Brazil, the Central Bank or any agency thereof and backed by the full faith and credit of the Government of Brazil, in each case maturing within ninety (90) days from the date of acquisition thereof; (d) commercial paper issued by United States corporations having, at the time of acquisition, a rating of at least A-1 or better or P-1 or better, by S&P or Moody's; (e) demand deposits, certificates of deposit, other time deposits, and bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank operating under the laws of the United States or any state thereof or the District of Columbia that has combined capital and surplus of not less than $500,000,000; (f) demand deposits, certificates of deposit, other time deposits, and bankers' acceptances maturing within 90 days from the date of acquisition thereof issued by any bank listed on Schedule 1.1(d) hereto;
(g) repurchase agreements with a term of less than 30 days with respect to any of the securities of the types described in the foregoing clauses (b), (c) and
(d); (h) institutional money market funds organized under the laws of the United States of America or any state thereof or the laws of Brazil (I) substantially all of whose assets are securities of the types described in the foregoing clauses (b), (c), (d), (e) and (f) or (II) substantially all of whose assets are securities of the types described in the foregoing clauses (b), (c), (d), (e) and (f) and floating-rate securities with a maturity of less than two years consisting of marketable direct obligations issued or unconditionally guarantied by the Government of Brazil, the Central Bank, any agency thereof and backed by the full faith and credit of the Government of Brazil, provided that the aggregate amount of Cash Equivalents under this clause (h)(II) shall not at any time exceed (i) prior to or on December 31, 2002, [***] (or, with respect to a date prior to September 30, 2000, [***], to the extent the excess over [***] represents Funded Equity contributed to the Company prior to December 31, 1999 and held on the date of such determination in a Cash Collateral Account) or (ii) after December 31, 2002, [***]; (i) Investments permitted by Section 2.2(a) of the Nortel Note Purchase Agreement or the Qualcomm/Ericsson Note Purchase Agreement; and (j) other Investments from time to time approved by the Required Pari Passu Creditors in writing; provided, however, that (x) to the extent provided in Section 4.10 or the Collateral Documents, each Cash Equivalent is subject to a first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Collateral Documents, and
(y) at the Closing Date, the Collateral Agent has received a legal opinion to the effect that Cash Equivalents of such type are subject to a first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Collateral Documents, which opinion shall be in form and substance, and rendered by United States and Brazilian counsel for the Company, reasonably satisfactory to the Initial Purchasers.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement
                                       7

          "CENTRAL BANK" means the Banco Central do Brasil, the central bank of Brazil, or any successor.

          "CERTIFICATE OF REGISTRATION" is defined in Section 3.4.

          "CHANGE OF CONTROL" means the occurrence of any of the following events: (i) BCI (or a Permitted Transferee) ceases to control, directly or indirectly, at least [***] of the votes of all classes of Voting Stock of the Company and the voting, management and designation rights incident to such Voting Stock as provided by the Shareholder Agreement, as in effect as of the Closing Date and as amended pursuant to the Shareholder Consent and Agreement,
(ii) BCI (or a Permitted Transferee) ceases to own, directly or indirectly, at least [***] of the economic interests in the outstanding capital stock of HoldCo, provided however that such requirement shall not apply to BCI (or a Permitted Transferee) on any date on which BCI (or a Permitted Transferee) owns capital stock of HoldCo, the proceeds of which were contributed to the Company as Qualifying Funded Equity and were equal to or greater than [***]; (iii) HoldCo ceases to own, directly or indirectly, [***] of the Capital Stock of the Company; (iv) BCI ceases to be obligated to provide the technical services set forth in the BCI Technical Services Agreement, the Know-How Agreement or the Secondment Agreement, in any such case, prior to the expiration of the term thereof, provided however that such requirement shall not apply in the event (x) BCI's obligations under the BCI Technical Services Agreement, the Know-How Agreement and the Secondment Agreement are assigned to a Permitted Transferee or
(y) substantially similar operational agreements are entered into between the Company and a Permitted Transferee; or (v) BCI (or a Permitted Transferee) ceases to have the right to designate the Chief Executive Officer of the Company or HoldCo.

          "CLOSING DATE" means the date on which all conditions set forth in
Section 2.1 have been satisfied or waived, but in no event later than December 17, 1999.

          "CO-AGENT" means any Pari Passu Creditor or other Person designated from time to time by any Pari Passu Facility Agent to act as the managing agent, syndication agent, documentation agent, co-agent, co-arranger or in a similar capacity with respect to any Pari Passu Financing Agreement pursuant to the terms thereof.

          "COLLATERAL" means all of (i) the Company's assets, including all real and personal property, accounts, deposit accounts, securities accounts, investment property, equipment, inventory, contracts (including the Capital Contribution Agreement), surety and performance bonds, rights of way, easements, Intellectual Property Rights and related licenses; (ii) all of the assets of the Subsidiaries other than Vesper Cayman SPV (if any); (iii) to the extent permitted by Applicable Law (as such law may be modified or amended from time to time), the Mirror Authorizations and any other Governmental Approval held by the Company or any of the Subsidiaries from time to time and any termination payments received in respect thereof (but in any event including all termination payments and other proceeds of the Mirror Authorizations); (iv) all shares of Capital Stock of the Subsidiaries other than Vesper Cayman SPV (if any); (v) all shares of Capital Stock of the Company; (vi) all Intercompany Debt; (vii) all rights of the Shareholders or their Affiliates in and to the Shareholder Loans;
(viii) all cash (and related credit rights) and Cash Equivalents held from time to time in the Proceeds Accounts; and (ix) all proceeds and products of the foregoing, subject (as to all of the foregoing) to such exclusions as


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement
are contained in the Collateral Documents (such exclusions to include any equipment securing Purchase Money Debt otherwise permissible hereunder).

          "COLLATERAL AGENT" is defined in the Preamble. Unless the context otherwise requires, "Collateral Agent" includes any Proceeds Collateral Agent when referring to the Proceeds Account Pledge Agreement or any Collateral thereunder.

          "COLLATERAL AGENT'S LETTER" means that certain letter dated as of the date hereof between the Company and the Collateral Agent, as amended from time to time.

          "COLLATERAL AGENT'S ACCOUNT" means the account of the Collateral Agent identified as such in Schedule 1.1(a), or such other account as the Collateral Agent may hereafter designate by notice to the Company, the Paying Agent and each Pari Passu Facility Agent.

          "COLLATERAL AGENT'S OFFICE" means the office of the Collateral Agent identified as such in Schedule 1.1(a), or such other office as the Collateral Agent may hereafter designate by notice to the Company, the Paying Agent and each Pari Passu Facility Agent.

          "COLLATERAL DOCUMENTS" means the Pari Passu Collateral Documents and the Proceeds Account Pledge Agreements.

          "COMMITMENTS" means the commitments of the Purchasers under the respective Note Purchase Agreements as set forth therein and as increased or reduced from time to time.

          "COMMON COLLATERAL" means the portion of the Collateral that secures both the Obligations under the Note Documents and the Pari Passu Obligations under the Other Pari Passu Financing Documents, but shall not include the cash (or related credit rights) or Cash Equivalents held in any Proceeds Accounts.

          "COMPANY" is defined in the Preamble.

          "COMPANY CONTRACTS PLEDGE AGREEMENT" means the Company Contracts Pledge Agreement between the Company and the Collateral Agent in substantially the form of Exhibit C-1C hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "COMPANY EQUIPMENT PLEDGE AGREEMENT" means the Company Equipment Pledge Agreement between the Company, the Collateral Agent and the depositary designated thereunder in substantially the form of Exhibit C-1A hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "COMPANY PARTY" means such of the Company, Vesper Cayman SPV, the Guarantors, the Shareholders, the Parent Shareholders, HoldCo and each other Person (other than a Pari Passu Creditor Party) as is party to a Pari Passu Financing Document.


                             Common Terms Agreement

          "COMPANY RECEIVABLES PLEDGE AGREEMENT" means the Company Receivables Pledge Agreement between the Company and the Collateral Agent in substantially the form of Exhibit C-1B hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "COMPANY SECURITY AGREEMENTS" means, collectively, the Company Equipment Pledge Agreement, the Company Receivables Pledge Agreement, the Company Contracts Pledge Agreement, the Company Stock Pledge Agreement and the Cash Collateral Pledge Agreement.

          "COMPANY STOCK PLEDGE AGREEMENT" means the Company Stock Pledge Agreement between the Company and the Collateral Agent, in a form substantially similar to the HoldCo Stock Pledge Agreement, with such modifications thereto as the Collateral Agent may reasonably determine are necessary in order to reflect the circumstance that such agreement relates to the Company rather than to HoldCo, as amended from time to time.

          "COMPLIANCE CERTIFICATE" is defined in Section 4.1(c).

          "CONSENT AND WAIVER" means any consent by a lessor of premises used by the Company or any Subsidiary Guarantor to the assignment of such lease to the Collateral Agent for the benefit of the Secured Parties, in substantially the form of Exhibit C-4 hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "CONSENT TO ASSIGNMENT" means any Consent to Assignment relating to a Material Contract by and among the Company Party which is a party to such Material Contract, the other party or parties to such Material Contract, and the Collateral Agent, in substantially the form of Exhibit C-5 (of, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "CONTINGENT OBLIGATION" means, as to any Person, any obligation, direct or indirect, contingent or otherwise, of such Person (i) with respect to any Debt or other obligation of another Person, including any direct or indirect guaranty of such Debt (other than any endorsement for collection in the ordinary course of business) or any other direct or indirect obligation, by agreement or otherwise, to purchase or repurchase any such Debt or obligation or any security therefor, or to provide funds for the payment or discharge of any such Debt or obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to provide funds to maintain the financial condition of any other Person, or (iii) otherwise to assure or hold harmless the holders of Debt or other obligations of another Person against loss in respect thereof, or (iv) under Hedging Contracts; provided that the foregoing shall not include reimbursement and other similar obligations in respect of letters of credit, bankers' acceptances and other similar instruments issued for the benefit of such Person. The amount of any Contingent Obligation under clause (i) or (ii) shall be the lesser of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (b) the maximum amount for which such Person may be


                             Common Terms Agreement
liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such Person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such Person's maximum reasonably anticipated liability in respect thereof. The amount of any Contingent Obligation under clause (iv) shall be the amount (not less than zero) that would be payable by such Person to the other party or parties to such Contingent Obligation, net of any amounts that would be received by such Person under such Contingent Obligation, if such Contingent Obligation on such date were subject to liquidation, acceleration or early termination.

          "CONTRACTUAL OBLIGATION" means, as applied to any Person, any provision of any security issued by that Person or of any agreement or other instrument to which that Person is a party or by which it or any of the properties owned or leased by it is bound or otherwise subject.

          "CURRENCY HEDGE AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement to which the Company or any Subsidiary is a party or of which it is a beneficiary and that is designed to protect the Company or such Subsidiary against currency risks incurred in the ordinary course of business.

          "DATA LICENSES" means the licenses for packet switched network services and circuit switched network services, issued by Anatel on September 23, 1999.

          "DATA SHARING AGREEMENT" means any agreement pursuant to which any Person other than the Company has the right to provide services pursuant to or otherwise exploit the Data Licenses.

          "DEBT" means, with respect to any Person, without duplication: (i) all obligations for borrowed money; (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations to pay the deferred purchase price of property or services, except accounts payable arising in the ordinary course of business that are not overdue by more than 90 days;
(iv) all obligations required to be capitalized under Capitalized Leases; (v) all obligations of others secured by a Lien on any asset owned by such Person or Persons whether or not such obligation or liability is assumed; (vi) all obligations of such Person or Persons, contingent or otherwise, in respect of any letters of credit or bankers' acceptances; (vii) all Contingent Obligations;
(viii) the maximum fixed redemption or repurchase price of Redeemable Capital Stock of such Person at the date of determination; (ix) all obligations under facilities for the discount or sale of receivables; and (x) Attributable Debt of such Person with respect to any Sale and Leaseback Transaction. The amount of any Debt referred to in clause (v) that is not recourse to such Person shall be equal to the lesser of (A) the Fair Market Value of the assets subject to such Lien and (B) the amount of the Debt secured. The maximum fixed repurchase price of any Redeemable Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were repurchased on the relevant date of determination; provided, however, that if such Redeemable Capital Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Redeemable Capital Stock. For purposes of calculating any amount or ratio set forth in this Section 1.1 or in the Financial and Operating Covenants, Debt denominated in Reais shall be converted into Dollars by applying the PTAX 800 Rate for the date of determination of such ratios to the aggregate amount thereof.


                             Common Terms Agreement

          "DEFAULT" means any condition or event that, with the giving of notice or lapse of time or both, would, unless cured or waived, become an Event of Default.

          "DEFAULTING PARI PASSU CREDITOR" means any Pari Passu Creditor that has (a) failed to make a loan, purchase a note or otherwise extend financing in the form of Pari Passu Debt, as and when required under the applicable Pari Passu Financing Agreement, or the relevant Pari Passu Facility Agent thereunder has determined that such Pari Passu Creditor is not likely to make a loan, purchase a note or otherwise extend financing or (b) given notice to the Company or the relevant Pari Passu Facility Agent that it will not make or purchase, as the case may be, or that it has disaffirmed or repudiated any obligation to make or purchase, as the case may be, any loan or any note or otherwise extend financing in the form of Pari Passu Debt.

          "DEPOSIT ACCOUNT AGREEMENT" means a letter agreement by and among any Company Party, the Collateral Agent and a depository financial institution with which such Company Party maintains a deposit account, substantially in the form of Exhibit 4 to the Company Receivables Pledge Agreement or the Subsidiary Receivables Pledge Agreement (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "DEPOSITORY BANK" is defined in Section 4.10(h).

          "DOLLAR RESTRICTION" means the occurrence of any of the following: (i) an action or series of actions by a Governmental Authority of Brazil, including the Central Bank, that prevents the Collateral Agent or the Company from directly or indirectly (A) legally converting local currency into Dollars in order to make the Affected Payment under the applicable Pari Passu Financing Agreement, including the denial of such conversion in an exchange rate category at least as favorable as the category applicable to the PTAX 800 Rate or if Dollars are not generally available at such rate, at the rate obtained through another customary legal channel for transactions of the type contemplated in this Agreement and the Pari Passu Financing Agreements; or (B) legally transferring outside of Brazil the amount of Dollars which constitutes the Affected Payment; or (ii) the failure by any Governmental Authority of Brazil (or by entities authorized under the laws of Brazil to operate in the foreign exchange markets) to effect the conversion contemplated in clause (i) above or to transfer such funds on behalf of the Company.

          "DOLLARS" and "$" means lawful money of the United States of America.

          "EBITDA" means, for any period, the sum of (without duplication) (i) Net Income, minus (ii) non-cash gains, plus (iii) Interest Expense, to the extent deducted in the determination of Net Income, plus (iv) the amount of Taxes, based on or measured by income, deducted in the determination of Net Income, plus (or minus) (v) extraordinary losses (or gains) (in either case as determined under US GAAP) included in the determination of Net Income, plus (vi) the amount of depreciation and amortization expense deducted in determining Net Income and all other non-cash charges, plus (or minus) (vii) foreign exchange losses (or gains) realized, in each case for such period and, except as specified, calculated in accordance with GAAP. For purposes of calculating EBITDA, any component of Net Income, any Taxes and any other amounts added to or deducted from Net Income to determine EBITDA denominated in Reais


                             Common Terms Agreement
shall be converted into Dollars by applying the Average Conversion Factor for the relevant period to the aggregate amount thereof.

          "ELIGIBLE ASSIGNEE" means (i) a Pari Passu Creditor (ii) a person that is directly or indirectly controlled by, under common control with or controlling a Pari Passu Creditor; (iii) a commercial bank organized under the laws of the United States, or any state thereof, and having total capital and surplus in excess of $500,000,000; (iv) a commercial bank organized under the laws of another country that is a member of the Organization for Economic Co-Operation and Development ("OECD") or has concluded special lending arrangements with the International Monetary Fund associated with General Arrangements to borrow, or a political subdivision of any such country, and having total capital and surplus in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (iv); (v) at any time after the Closing Date, any export credit agencies, export-import banks or agencies, including The World Bank Group and the Inter-American Development Bank, or any similar banks, agencies or financial institutions acting in such capacities; (vi) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and has total assets in excess of $500,000,000; and (vii) any other Person mutually acceptable to the relevant Facility Agent and the Company.

          "ENVIRONMENTAL DAMAGES" means all claims, judgments, damages, losses, penalties, liabilities (including strict liability), costs and expenses, including costs of investigation, remediation, defense, settlement and reasonable attorneys' fees and consultants' fees, that are incurred at any time as a result of the existence of Hazardous Material upon, about or beneath any Real Property or migrating or threatening to migrate to or from any Real Property, or arising in any manner whatsoever out of any violation of Environmental Requirements.

          "ENVIRONMENTAL LIEN" means a Lien in favor of any Governmental Authority for Environmental Damages.

          "ENVIRONMENTAL REQUIREMENTS" means all Applicable Laws relating to Hazardous Materials or the protection of human health or the environment, including all requirements pertaining to reporting, permitting, investigation and remediation of releases or threatened releases of Hazardous Materials into the environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

          "ERICSSON" is defined in the Recitals.

          "ERICSSON BRAZIL" is defined in the Recitals.

          "ERICSSON SUPPLY AGREEMENT" means that certain Equipment Supply and Services Agreement, dated August 4, 1999 between Ericsson Brazil and the Company, as amended from time to time.


                             Common Terms Agreement

          "EURO-DOLLAR BUSINESS DAY" with respect to each Pari Passu Financing, is defined in the relevant Pari Passu Financing Agreement.

          "EURO-DOLLAR RATE LOAN" or "EURO-DOLLAR RATE NOTE" with respect to each Pari Passu Financing, is defined in the relevant Pari Passu Financing Agreement.

          "EVENT OF DEFAULT" is defined in Section 6.1.

          "EVENT OF LOSS" means, with respect to any assets of the Company and the Subsidiaries, the actual or constructive loss thereof or of the use thereof due to theft, destruction or damage, or the condemnation, confiscation or seizure thereof, or requisition of title to or to the use thereof by any Governmental Authority or any other Person, whether or not acting under color of governmental authorization (including an Expropriation Event), provided that no such event shall constitute an Event of Loss, unless the gross proceeds received by the Company or any of the Subsidiaries thereof equal, or the property that is the subject of such Event of Loss has a replacement value of, $500,000 or more.

          "EVENT OF LOSS APPLICATION AMOUNT" is defined in Section 5.8(b).

          "EXCESS CASH FLOW" means for any Fiscal Year, without duplication, the excess of (a) the sum of (i) EBITDA for such Fiscal Year, plus (ii) the net proceeds of any increase in Long-Term Debt for such Fiscal Year (excluding Shareholder Loans and, solely for the Fiscal Year ending December 31, 2000, excluding any amount of proceeds of the Notes held at the end of such Fiscal Year in a Proceeds Account pursuant to the terms of the respective Note Purchase Agreement), plus (iii) the amount of any decrease in Working Capital during such Fiscal Year (excluding any such change attributable to any increase or decrease from Short-Term Debt under the Working Capital Facility during such period), minus the sum of (I) 100% of Capital Expenditures for such Fiscal Year, plus
(II) any payments made to Anatel or any other Brazilian governmental agency as contemplated by the Mirror Authorizations during such Fiscal Year with respect to the Mirror Authorizations (to the extent not deducted in the determination of EBITDA), plus (III) Taxes paid during such Fiscal Year, plus (IV) the amount of all cash Interest Expense, including Fee payments, or principal payments (scheduled or prepaid) with respect to Debt of the Company and its Subsidiaries made during such Fiscal Year plus (V) the amount of any increase in Working Capital, over (b) [***]. For the avoidance of doubt, "Excess Cash Flow" shall not include that portion of Asset Disposition Prepayment Amounts which is attributable to gains from Asset Dispositions otherwise included in Net Income for the relevant period. For purposes of determining Excess Cash Flow, (x) the net proceeds of any increase in Long-Term Debt will be calculated by converting any portion of Long-Term Debt issued during the Fiscal Year with respect to which Excess Cash Flow is being determined that is denominated in Reais into Dollars by applying the PTAX 800 Rate for the last day of such Fiscal Year to the aggregate amount thereof and by converting any portion of Long-Term Debt that was outstanding as of the last day of the Fiscal Year prior to the Fiscal Year with respect to which Excess Cash Flow is being determined that is denominated in Reais into Dollars by applying the PTAX 800 Rate for such date, to the aggregate amount thereof; and (y) the amount of any payments made by Anatel or any other Brazilian governmental agency, as described in clause (II), and the amount of any Taxes paid, as described in clause (III), will be calculated by converting any amount of such payments or Taxes, as the case may be, that is denominated in


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                             Common Terms Agreement

Reais into Dollars by applying the PTAX 800 Rate for the day on which such payment was made or such Taxes were paid, as the case may be, to the aggregate amount thereof.

          "EXCESS PROCEEDS" means, with respect to (i) an initial public offering of equity securities or securities convertible into or exchangeable for equity securities or securities which grant the right to purchase or acquire equity securities (including warrants or options issued on a standalone basis or as a part of any other security issuance) by the Company, any Subsidiary, HoldCo or any HoldCo Parent or (ii) any incurrence or issuance of Debt for borrowed money by the Company, any Subsidiary or HoldCo, the aggregate net cash proceeds received by the Company or other Person who issued such securities or incurred or issued such Debt from any such event, but excluding issuances to any Subsidiary Guarantor. As used herein, "net" shall mean net of customary commissions, underwriters' discounts and other reasonable transaction costs. For purposes of determining Excess Proceeds, any components thereof denominated in Reais shall be converted to Dollars by applying the PTAX 800 Rate for the date of determination to the aggregate amount thereof.

          "EXCHANGE DEBT" means any Excluded Debt issued to the Vendor Parties pursuant to the Exchange Debt Agreement due to such Vendor Parties' election to convert a portion of their Notes to Excluded Debt, on the terms and conditions set forth in the Exchange Debt Agreement.

          "EXCHANGE DEBT AGREEMENT" means the Exchange Debt Agreement to be dated the Closing Date by and among the Company and the Vendor Parties, substantially in the form of Exhibit H hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Vendor Parties), as amended from time to time.

          "EXCLUDED DEBT" means (i) unsecured, senior indebtedness of the Company that does not require any payment of interest, other than in the form of additional Excluded Debt, until one year after the latest of the Initial Repurchase Dates and Final Maturity Dates, as the case may be, of the Pari Passu Debt, or (ii) any unsecured, Subordinated Debt of the Company, each maturing on or after, and not requiring any payments of principal until, the date that is one year after the latest of the Initial Repurchase Dates and Final Maturity Dates, as the case may be, of the Pari Passu Debt, provided that (a) such Debt shall contain only such optional and mandatory prepayment, "Change of Control" and "Asset Sale" repurchase provisions, representations and warranties, affirmative and negative covenants, events of default, submission to New York jurisdiction and other provisions as are customary for high yield debt transactions involving a Brazilian issuer at the time of issuance, (b) any Exchange Debt, at the option of the Vendor Parties, may be secured by a junior security interest in the Collateral, provided that such security materially reduces the interest rate that would otherwise have been payable on the Exchange Debt or permits such Exchange Debt to be sold at a price equal to par in an arm's-length, cash, free market transaction, and (c) in the case of any Subordinated Debt, such Debt shall be subordinate to the prior payment in full of the Pari Passu Obligations to at least the following extent: (1) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any Default in the payment of principal (or premium, if any) or interest on the Pari Passu Obligations exists, and (2) such Debt may not (i) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance,


                             Common Terms Agreement
retirement or repurchase thereof by the Company or any Subsidiary (including any redemption, retirement or repurchase which is contingent upon events of circumstances but excluding any retirement required by virtue of acceleration of such Subordinated Debt upon any event of default thereunder), in each case prior to one year and one day after the latest of the Initial Repurchase Dates and the Final Maturity Dates, as the case may be, of the Pari Passu Debt or (ii) permit redemption, repurchase or other retirement (including pursuant to an offer to purchase made by the Company or any of its Subsidiaries) of such other Debt at the option of the holder thereof prior to the latest of the Initial Repurchase Dates and Final Maturity Dates, as the case may be, of the Pari Passu Debt, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company or any of its Subsidiaries) which is conditioned upon a change of control of the Company pursuant to provisions set forth in the instruments evidencing such Debt.

          "EXCLUDED TAXES" means, with respect to any payment to any Pari Passu Creditor Party, (a) any taxes imposed on or measured by the overall net income (including a franchise or excise tax based on net income) of such Pari Passu Creditor Party or its Collateral Agent's Office, Pari Passu Facility Agent's Office, Applicable Purchasing Office or Applicable Lending Office (as specified in the applicable Pari Passu Financing Agreement) by the jurisdiction in which it is incorporated, maintains its principal executive office or in which such Pari Passu Facility Agent's Office, Applicable Purchasing Office or Applicable Lending Office is located, and (b) any other Taxes designated as Excluded Taxes in the Pari Passu Financing Agreements.

          "EXISTING DEBT" means the Debt described in Schedule 1.1(b).

          "EXISTING LIENS" means the Liens described in Schedule 1.1(c).

          "EXPANDED PROJECT" means (a) the Project and (b) the initial buildout, ownership and operation of a switched fixed telephony network covering the 55 additional cities in Region 1 of Brazil, as designated by the amendment to the Mirror Authorizations dated May 8, 1999.

          "EXPROPRIATION EVENT" means any Governmental Authority or official thereof, condemning, seizing, intervening, compulsorily purchasing or expropriating all or any substantial part of the assets (including the Mirror Authorizations) of any of the Company, HoldCo or the Subsidiaries.

          "FAIR MARKET VALUE" means, with respect to any asset or property, the sale value that could be obtained in an arm's-length transaction, for cash, between a willing seller and a willing buyer, neither of whom is under pressure or compulsion to complete the transaction.

          "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day that is a Business Day, the Federal Funds Rate for such day shall be the average rate charged to


                             Common Terms Agreement
the Reference Banks (as defined in the Nortel Note Purchase Agreement) on such day on such transactions as determined by the Collateral Agent.

          "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System.

          "FEE LETTERS" means, collectively, (i) with respect to any Note Purchase Agreement, the Administrative Agent's Letter, the Proceeds Collateral Agent's Letter and the Purchasers' Fee Letter, each as defined in the respective Note Purchase Agreement, (ii) with respect to this Agreement, the Collateral Agent's Letter and (iii) with respect to any Other Pari Passu Financing Agreement, any letters or agreements pursuant to which any Company Party shall be obligated to pay any fees to the Paying Agent or to any Pari Passu Creditor Parties in either case in respect of such Pari Passu Financing Agreement.

          "FEES" means, with respect to each Pari Passu Creditor Party, the fees required to be paid by any Company Party under the respective Pari Passu Financing Agreements or related Fee Letters and specified as "Fees" under such Pari Passu Financing Agreements and Fee Letters.

          "FINAL MATURITY DATE" means, with respect to each Pari Passu Financing that is not subject to mandatory repurchase or redemption prior to its stated maturity date at the option of the holders thereof, the stated maturity date specified in the applicable Pari Passu Financing Document.

          "FINANCIAL AND OPERATING COVENANTS" means, collectively, Sections 5.5 and 5.6.

          "FISCAL YEAR" means the fiscal year of the Company, which shall be the 12 month-period ending on December 31 in each year or such other period as the Company may designate and the Required Pari Passu Creditors may approve in writing. "Fiscal Quarter" or "fiscal quarter" means any quarter of a Fiscal Year.

          "FIXED CHARGES" means, for any period, the sum of (i) scheduled payments of principal in respect of Long-Term Debt of the Company or any of the Subsidiaries, (ii) Interest Expense, (iii) Taxes paid or accrued and based on or measured by income, (iv) Capital Expenditures, and (v) dividends and other Restricted Payments, in each case for such period and determined on a consolidated basis in accordance with GAAP. For purposes of determining Fixed Charges, (x) the amount of any scheduled payment of principal in respect of Long-Term Debt that is denominated in Reais shall be converted into Dollars by applying the PTAX 800 Rate for the date such payment was made to the amount of such payment and (y) the amount of any dividends and other Restricted Payments denominated in Reais shall be converted into Dollars by applying the PTAX 800 Rate for the date any such dividend or other Restricted Payment was paid to the amount of such dividend or Restricted Payments.

          "FORECLOSURE ACTION" means, with respect to any Pari Passu Creditor Party and any Collateral, any action to foreclose upon or enforce a Lien against particular property, including (i) notifying account debtors, lessees and others obligated to make payment to any Company Party to make payment directly to such Pari Passu Creditor Party, (ii) commencing


                             Common Terms Agreement
judicial or non-judicial foreclosure proceedings, (iii) exercising any other remedy with respect to any item of real or personal property included in such Collateral or (iv) taking any action under any Bankruptcy Law that directly relates to or directly affects any such Collateral, other than any such action that relates to or affects all or substantially all the property of the bankruptcy estate.

          "FOREIGN BENEFIT PLAN" is defined in Section 3.24(b).

          "FOREIGN GOVERNMENT ARRANGEMENT" is defined in Section 3.24(b).

          "FUNDED EQUITY" means, at any date, the sum of (i) the amount of capital contributions made by HoldCo in respect of common equity of the Company,
(ii) the amount of capital contributions made by HoldCo in respect of preferred stock of the Company (other than Redeemable Capital Stock) that carries no unwaived rights to cash dividends, and (iii) the principal amount of Shareholder Loans without regard to "payment in kind" interest added to principal; each calculated in Dollars at the PTAX 800 Rate prevailing at the time such contribution or loan is made, in each case net of dividends, repayments and other Restricted Payments, in each case calculated in Dollars at the PTAX 800 Rate prevailing at the time such dividend, repayment or other Restricted Payment was paid. The total amount of Funded Equity as of the date hereof is $65,966,822.

          "FUNDING DATE" means any date on which a loan or note, as the case may be, under a Pari Passu Financing Agreement is (or is requested to be) made or issued, as the case may be.

          "FUNDING GAP FINANCING" means (i) any issuance of Capital Stock or the issuance or incurrence of Debt by, or any capital contribution to, HoldCo to the extent the proceeds thereof are contributed to the Company as equity capital,
(ii) the issuance or incurrence of Debt pursuant to the Replacement Harris Financing Agreement or (iii) the issuance or incurrence of other Debt (other than Shareholder Loans) by the Company (including any Permitted ICMS Debt meeting the conditions set forth herein and in clause (f) of the definition of "Permitted ICMS Debt"), provided, in each case, (a) such issuance or incurrence is designated as "Funding Gap Financing" in a written notice by the Company to the Collateral Agent, (b) the aggregate amount of such financings does not exceed [***], minus the amount by which aggregate Commitments under the Note Purchase Agreements increased since the Closing Date under the Note Purchase Agreements, (c) Debt under the foregoing clause (ii) or (iii) shall (1) not contain any covenants, representations, events of default or lender rights and remedies more burdensome (taken as a whole) than the covenants, representations, Events of Default or rights and remedies contained in the Note Documents, (2) not be secured by any collateral or benefited by any guaranty granted or issued by any Company Party (other than the Shareholders and the Parent Shareholders), other than the Collateral and guaranties substantially identical to (or less extensive than) those included in the Note Documents, (3) be in all respects pari passu with (or subordinate to) the Obligations, (4) not require any payment of principal prior to the Maturity Repurchase Date, except for mandatory prepayments to be shared on a pro rata basis with all other Pari Passu Obligations pursuant to Article 8 hereof, and (5) not otherwise carry terms which are more burdensome (taken as a whole) to the Company and the Subsidiaries (except as to the interest rate applicable thereto) than the terms of the Note Documents, and (d) the Other Pari Passu Facility Agent under any Funding Gap Financing in the form of Other Pari Passu Debt


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                             Common Terms Agreement
becomes a party to this Agreement, provided that, notwithstanding the foregoing, Permitted ICMS Debt may be guarantied by HoldCo.

          "GAAP" means generally accepted accounting principles as in effect in Brazil (as such principles are in effect on the date hereof), provided that, for all purposes hereunder (i) whether or not any lease constitutes a Capitalized Lease shall be determined in accordance with US GAAP, (ii) whether any gain or loss constitutes an extraordinary gain or loss shall be determined in accordance with US GAAP, and (iii) all financial statements, projections and other financial information required hereby shall be prepared, and all financial determinations shall be made, on a consolidated basis, provided further that, for purposes of the financial statements required to be delivered pursuant to
Section 4.1, "GAAP" means generally accepted accounting principles as in effect in Brazil from time to time if, and only if, such financial statements are accompanied by a reconciliation between generally accepted accounting principles in Brazil as in effect on the date hereof and those used in the preparation of those financial statements.

          "GOVERNMENTAL APPROVAL" means (i) any license, authorization, consent, approval, permit, or license granted by any Governmental Authority, including the Mirror Authorizations, permitting the Company or any Subsidiary to design, construct or operate the Project, and (ii) any other authorization, consent, approval, permit or license issued by, or a registration or filing with, any Governmental Authority.

          "GOVERNMENTAL AUTHORITY" means any nation (including Brazil) and any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any tribunal or arbitrator of competent jurisdiction, including the Central Bank.

          "GROSS CASH PROCEEDS" means, with respect to any Asset Disposition, the sum of: (i) the amount of cash and cash equivalent proceeds received by or for the account of the Company or any Subsidiary attributable to such Asset Disposition, and (ii) the amount of cash and cash equivalents received by or for the account of the Company or any Subsidiary upon the sale, conversion, collection or other liquidation of any Non-Cash Proceeds attributable to such Asset Disposition. For purposes of determining Gross Cash Proceeds, (x) the amount of cash and cash equivalent proceeds attributable to such Asset Disposition that is denominated in Reais shall be converted into Dollars by applying the PTAX 800 Rate for the date on which such proceeds were received by the Company or any Subsidiary to the aggregate amount thereof and (y) the amount of cash and cash equivalent proceeds received upon the sale, conversion, collection or other liquidation of any Non-Cash Proceeds that is denominated in Reais shall be converted into Dollars by applying the PTAX 800 Rate in effect for the date of such cash and cash equivalent proceeds are received by the Company or any Subsidiary in respect of such sale, conversion, collection or other liquidation to the aggregate amount thereof.

          "GUARANTIES" means the Subsidiary Guaranties and the HoldCo Guaranty.

          "GUARANTOR" means HoldCo or any Subsidiary Guarantor.

          "HARRIS" is defined in the preamble.


                             Common Terms Agreement

          "HARRIS FACILITY AGENT" is defined in the preamble.

          "HARRIS NOTE PURCHASE AGREEMENT" means the Secured Note Purchase Agreement dated as of the date hereof, by and among the Company, the Harris Facility Agent, and the Harris Purchasers.

          "HARRIS PURCHASERS" is defined in the preamble.

          "HARRIS SUPPLY AGREEMENT" means the supply agreement between Nortel and Harris, as a subcontractor under the Nortel Supply Agreement, dated as of a date prior to the Closing Date.

          "HAZARDOUS MATERIALS" means any substance (i) the presence of which requires investigation or remediation under any Applicable Law; (ii) that is or becomes defined as a "hazardous waste" or "hazardous substance" under any Applicable Law; (iii) that is toxic, explosive, corrosive, inflammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any Governmental Authority; (iv) the presence of which on any Real Property causes or threatens to cause a nuisance upon the Real Property or to adjacent properties or poses or threatens to pose a hazard to any Real Property or to the health or safety of Persons on or about any Real Property; or (v) without limitation, that contains gasoline or other petroleum hydrocarbons, polychlorinated biphenyls or asbestos.

          "HEDGING CONTRACT" means, for any Person, any interest rate, commodity, foreign exchange or other hedging agreement (including swaps, collars, caps and forward contracts) between such Person and one or more financial institutions providing for the transfer or mitigation of fluctuations of interest rates, exchange rates or other prices either generally or under specific contingencies.

          "HOLDCO" is defined in the Preamble.

          "HOLDCO GUARANTY" means the Continuing Limited Recourse Guaranty made by HoldCo in favor of the Collateral Agent, in substantially the form of Exhibit B hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "HOLDCO PARENT" means any direct or indirect parent of HoldCo, other than a Shareholder, Parent Shareholder or any of their respective direct or indirect parents.

          "HOLDCO STOCK PLEDGE AGREEMENT" means the HoldCo Stock Pledge Agreement between HoldCo, the Collateral Agent and the individual shareholder of the Company in substantially the form of Exhibit C-2 hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "INDEMNIFIED LIABILITIES" is defined in Section 10.2(a).


                             Common Terms Agreement

          "INDEMNITEES" is defined in Section 10.2(a).

          "INITIAL FACILITY AGENTS" is defined in the Preamble.

          "INITIAL PURCHASER GUARANTY" is defined in the Recitals.

          "INITIAL PURCHASER RELEASE DATE" means, in respect of any Vendor Party, the date of a Non-Recourse Assignment resulting in an unconditional release of such Vendor Party, without recourse, in respect of its Notes, Commitments and Additional Commitments under the relevant Note Purchase Agreement and from its Initial Purchaser Guaranty.

          "INITIAL PURCHASERS" means Nortel, Ericsson, Qualcomm, ABN AMRO and Harris.

          "INITIAL REPURCHASE DATE" means, (i) in respect of the Notes, the "Initial Repurchase Date" set forth in the Note Purchase Agreement, and (ii) in respect of Other Pari Passu Debt that is subject to mandatory repurchase or redemption prior to its stated maturity date at the option of the holders thereof, the first date on which such option may be exercised.

          "INITIATING PARI PASSU CREDITORS" is defined in Section 9.3(c).

          "INSOLVENCY OR LIQUIDATION PROCEEDING" means (i) any insolvency or bankruptcy case or proceeding (including any case under any Bankruptcy Law), or any receivership, liquidation, reorganization or other similar case or proceeding relative to any Specified Company Party or their respective creditors, as such, or to their assets, (ii) any liquidation, dissolution, reorganization (including a concordata) or winding up of any Specified Company Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Specified Company Party.

          "INTELLECTUAL PROPERTY RIGHT" means (i) any patent, copyright, trademark, servicemark, trade name, trade secret or other intellectual property right, (ii) all registrations and applications to register any such patent, copyright, trademark, servicemark, trade name or other intellectual property right with any Governmental Authority and all renewals and extensions thereof, and (iii) the goodwill of the business associated with or relating to any such trademark, servicemark, trade name or other intellectual property right.

          "INTERCOMPANY DEBT" means any Debt of the Company or any Subsidiary that is owed to any Subsidiary Guarantor or the Company.

          "INTERCOMPANY DEBT SUBORDINATION AGREEMENT" means the Intercompany Debt Subordination Agreement, to be dated the Closing Date, among the Company, the Subsidiary Guarantors and the Collateral Agent, in substantially the form of Exhibit E hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.


                             Common Terms Agreement

          "INTERCONNECTION AGREEMENTS" means the interconnection agreements entered into from time to time between the Company or any Subsidiary and other local access and long distance carriers and which are necessary for the operation of the Expanded Project.

          "INTEREST EXPENSE" means, for any period, without duplication, the sum of (i) the aggregate amount of cash and non-cash interest expense (including capitalized interest and any increase in accreted value of any discount obligation) of the Company and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP in respect of Debt (including (a) any amortization of debt discount, (b) net costs associated with Hedging Contracts (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all accrued interest, (e) the portion of any rental obligation of the Company or its Subsidiaries in respect of any Capitalized Lease allocable to interest expense determined in accordance with US GAAP, and (f) all fees, commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptances or similar facilities) paid or accrued, or scheduled to be paid or accrued, during such period; (ii) the portion of any rental obligation of the Company and its Subsidiaries under an Operating Lease in respect of any Sale and Leaseback Transaction allocable to interest expense (determined as if such were treated as a Capitalized Lease), in each case determined on a consolidated basis in accordance with GAAP; and (iii) any tax gross up payable in respect of the amounts payable pursuant to clauses
(i) and (ii).

          "INTEREST HEDGE AGREEMENTS" means any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to hedge the risk of variable interest rate volatility or to reduce interest costs, arising at any time between the Company or any Subsidiary, on the one hand, and any one or more Swap Lenders, or any other Person (other than an Affiliate of the Company), on the other hand, as such agreement or arrangement may be amended from time to time.

          "INVESTMENT" means, with respect to any Person, (i) any direct or indirect purchase or other acquisition by such Person of (a) Capital Stock or securities, or any beneficial interest in Capital Stock or other securities, of any other Person, or (b) any partnership (whether general or limited) or limited liability company interest in any other Person, (ii) any direct or indirect loan, advance, extension of credit (including by way of incurrence of a Contingent Obligation) or capital contribution by that Person to or for the benefit of any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business or (iii) all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided "Investment" includes the acquisition of Non-Cash Proceeds in connection with an Asset Disposition, but does not include an Acquisition. The amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

          "KNOW-HOW AGREEMENT" means that certain Know-How Transfer and Technical Services Agreement, dated August 15, 1999 between BCI and the Company, as amended from time to time as permitted hereby.

          "LEASE" OR "LEASED FACILITIES" is defined in Section 4.10(g).


                             Common Terms Agreement

          "LEASED LINE AGREEMENTS" means, collectively, the third party agreements, related to the Company's or any Subsidiary's leasing of private communications channels from a carrier for providing backbone transport capability to the Expanded Project.

          "LIEN" means any lien, mortgage, pledge, security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof) and any agreement to give or refrain from giving any lien, mortgage, pledge, security interest, charge, or other encumbrance of any kind.

          "LONG-TERM DEBT" means the aggregate of all those component parts of Debt the final maturity of which, by its terms or the terms of any agreement relating to it in effect at the time of issuance or at the time of any amendment thereof, falls due, or is extendible or renewable at the option of the obligor to a due date, more than one year after the date of its incurrence.

          "MANDATORY PARTIAL REPURCHASE" means any mandatory partial repurchase of Notes required under any Note Purchase Agreement.

          "MANDATORY PREPAYMENT" means any mandatory prepayment or repurchase of Pari Passu Debt described in Section 8.1 hereof.

          "MANDATORY REPURCHASE" means any mandatory repurchase of Notes required under any Note Purchase Agreement.

          "MATERIAL," "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" means (i) a condition or event material to, (ii) a material adverse effect on or
(iii) a material adverse change in, as the case may be, any one or more of the following: (A) the business, assets, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or (B) the ability of any Company Party to perform its obligations under any Pari Passu Financing Document to which it is a party or (C) the validity, legality or enforceability of any Pari Passu Financing Document or the material rights or remedies of any Pari Passu Creditor Party thereunder or (D) the Mirror Authorizations, the rights thereto or rights to operate thereunder of the Company or (E) on the Closing Date, Brazilian, United States or international loan syndication, financial or capital markets or in the economic, political or regulatory conditions in Brazil which in any Initial Facility Agent's or Initial Purchaser's opinion in its sole discretion could materially impair the assignment or syndication of the Notes; or (F) the validity, enforceability, perfection or priority of the Liens in favor of the Collateral Agent under the Pari Passu Collateral Documents or in favor of the Proceeds Collateral Agents under the Proceeds Account Pledge Agreements. "Materially" has a correlative meaning.

          "MATERIAL CONTRACTS" means (i) the Mirror Authorizations, the Supply Agreements, the BCI Technical Services Agreement, the Know-How Agreement, the Secondment Agreement, the Shareholder Agreement, the Interconnection Agreements, the Data Sharing Agreements, the Leased Line Agreements, and each (ii) other contract, agreement or other document to which the Company or a Subsidiary is a party, (a) that requires, or is reasonably likely (determined at the date of determination) to require, the payment by the Company or any Subsidiary of (x) [***] or more per annum or (y) [***] or more


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                             Common Terms Agreement
over the term of such agreement (giving effect to extension options that are reasonably likely to be exercised), or (b) the aggregate amount or value of services performed or to be performed for or by, or the aggregate amount of funds or other property transferred or to be transferred to or by the Company and the Subsidiaries, equals or could reasonably be expected to equal the amounts referred to in clause (x) or (y).

          "MINISTRY OF COMMUNICATIONS" means the Ministerio das Comunicacoes, the Ministry of Communications of Brazil.

          "MIRROR AUTHORIZATIONS" is defined in the Recitals.

          "MOODY'S" means Moody's Investors Service, Inc. or any successor.

          "MORTGAGE" means any Public Deed of Mortgage between the Company or any Subsidiary and the Collateral Agent in substantially the form of Exhibit C-1E hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time.

          "NET CASH PROCEEDS" means, with respect to any Asset Disposition, the sum of: (i) the net amount of cash and cash equivalent proceeds received by or for the account of the Company or any Subsidiary attributable to such Asset Disposition, and (ii) the net amount of cash and cash equivalents received by or for the account of the Company or any Subsidiary upon the sale, conversion, collection or other liquidation of any Non-Cash Proceeds attributable to such Asset Disposition. For this purpose, "net" means net of (a) the principal amount of any Debt secured by a Permitted Lien securing Purchase Money Debt on the assets subject to and required to be prepaid, and actually prepaid, upon such Asset Disposition, (b) any transfer Taxes payable as a result of such Asset Disposition, professional fees and expenses, survey and appraisal costs, insurance and title premiums, broker's commissions and all other out-of-pocket costs, expenses and fees of sale actually paid to any Person (other than the Company or any Affiliate) attributable to such Asset Disposition, (c) any reasonable expenses incurred in connection with the preparation of an asset for disposition, including refurbishing expenses and (d) the Tax Withholding Amount with respect to such Asset Disposition.

          "NET INCOME" means, for any period, net income (or loss) after taxes of the Company and its Subsidiary, on a consolidated basis in accordance with GAAP, for such period taken as a single accounting period, provided that there shall be excluded therefrom (i) the gains or losses of any Person (other than a Subsidiary Guarantor) in which the Company or one of its Subsidiaries has an equity interest, except to the extent of dividends or other distributions actually paid to the Company or any of the Subsidiary Guarantors by such Person during such period, (ii) the undistributed income of any of the Subsidiaries to the extent that the declaration or payment of dividends or other distributions by such Subsidiary is not at the time permitted by the terms of its charter or Contractual Obligations or Applicable Law binding on such Subsidiary, and (iii) gains or losses in respect of any sale, transfer or disposition of assets other than in the ordinary course of business by the Company or its Subsidiaries.


                             Common Terms Agreement

          "NON-CASH PROCEEDS" means any notes, debt securities, other rights to payment, Capital Stock or other consideration received from an Asset Disposition, except cash and Cash Equivalents.

          "NON-RECOURSE ASSIGNMENT" means, in respect of any Vendor Party, (i) the unconditional written total release, or effectiveness of any conditional total release (provided that all conditions precedent to such release have been satisfied or waived by the Person granting such release), of such Vendor Party from its Initial Purchaser Guaranty in respect of all or a portion of the Notes then held by any Purchaser, (ii) the assumption by one or more Purchasers (other than an Affiliate of such Vendor Party) of all or a portion of the unused commitment of such Vendor Party under the relevant Note Purchase Agreement, or
(iii) the assignment by such Vendor Party of all or a portion of the Notes then held by it (other than to an Affiliate of such Vendor Party), provided, in each case, such commitment and Notes cease to be covered under the related Initial Purchaser Guaranty or, in the case of Qualcomm, are assigned without recourse to Qualcomm.

          "NON-WHOLLY-OWNED SUBSIDIARY" means, at any date, any Subsidiary of the Company of which less than 100% of the Capital Stock (except for directors' qualifying shares, and any one share issued to a Person other than the Company or any of its Wholly-Owned Subsidiaries to qualify such Subsidiary as a "limitada" or other relevant juridical entity under applicable law) is owned directly by the Company or through one or more of its other Wholly-Owned Subsidiaries.

          "NORTEL" is defined in the Preamble.

          "NORTEL FACILITY AGENT" is defined in the Preamble.

          "NORTEL PURCHASERS" is defined in the Recitals.

          "NORTEL NOTE PURCHASE AGREEMENT" means the Secured Note Purchase Agreement dated as of the date hereof, by and among the Company, the Nortel Facility Agent, and the Nortel Purchasers.

          "NORTEL SUPPLY AGREEMENT" means that certain Equipment Supply and Services Agreement, dated July 9, 1999 between Nortel, Northern Telecom do Brasil Industria e Comercio Ltda., Northern Telecom do Brasil Comercio e Servicos Ltda. and the Company, as amended from time to time.

          "NOTE DOCUMENTS" means, collectively, this Agreement, the Note Purchase Agreements, the Notes, the Guaranties, the Collateral Documents, the Exchange Debt Agreement, the Capital Contribution Agreement, the Collateral Agent's Letter, the Subordination Agreements (other than any such agreement relating to Subordinated Debt), each Fee Letter related to the Note Documents, all other Note Documents (as defined in each of the Note Purchase Agreements), all of the Interest Rate Hedge Agreements between the Company, on the one hand, and one or more Swap Lenders, on the other hand, in respect of the Obligations, and all amendments, exhibits and schedules to any of the foregoing.


                             Common Terms Agreement

          "NOTE PURCHASE AGREEMENTS" means, collectively, the Nortel Note Purchase Agreement, the Qualcomm/Ericsson Note Purchase Agreement and the Harris Note Purchase Agreement.

          "NOTES" means the notes issued pursuant to the Note Purchase Agreements, and "Note" means any of such notes.

          "NOTICE OF BORROWING" and "NOTICE OF ISSUANCE" with respect to each Pari Passu Financing, is defined in the respective Pari Passu Financing Agreement.

          "NOTICE OF PARI PASSU EVENT OF DEFAULT" is defined in Section 9.2(a).

          "OBLIGATIONS" means all present and future obligations and liabilities of the Company Parties of every type and description arising under or in connection with the Note Documents due or to become due to the Purchaser Parties, any Paying Agent or any Person entitled to indemnification under the Note Documents (or to the Swap Lenders in the case of Interest Hedge Agreements in respect of the Notes), or any of their respective successors, transferees or assigns, whether for principal, interest, fees, expenses, indemnities or other amounts (including attorneys' fees and expenses) and whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, and whether now or hereafter existing, renewed or restructured.

          "OPERATING LEASE" means, as applied to any Person, any lease of any property (whether real, personal, or mixed) under which such Person is the lessee and that is not required to be capitalized on the balance sheet of such Person in accordance with US GAAP.

          "OTHER PARI PASSU COMMITMENTS" means the commitments of the Other Pari Passu Creditors under the respective Other Pari Passu Financing Agreements, as set forth therein.

          "OTHER PARI PASSU CREDITOR PARTY" means each Pari Passu Creditor Party to any Other Pari Passu Financing Document.

          "OTHER PARI PASSU CREDITORS" means all lenders and note purchasers from time to time party to the Other Pari Passu Financing Documents.

          "OTHER PARI PASSU DEBT" means Funding Gap Financings (other than Permitted ICMS Debt) or Permitted Refinancing Debt in respect of Funding Gap Financings (other than Permitted ICMS Debt).

          "OTHER PARI PASSU FACILITY AGENT" means the administrative agent (or party serving in a similar capacity) from time to time party to any Other Pari Passu Financing Agreement evidencing or relating to Other Pari Passu Debt or the sole holder of such Debt, as the context may require.

          "OTHER PARI PASSU FINANCING AGREEMENT" means, with respect to any Other Pari Passu Debt, the loan or note purchase agreement entered into among the Company, the Other Pari Passu Facility Agent, and the Other Pari Passu Creditors setting forth the terms and conditions of such Debt.


                             Common Terms Agreement

          "OTHER PARI PASSU FINANCING DOCUMENTS" means the Pari Passu Financing Documents evidencing or relating to the Other Pari Passu Debt from time to time.

          "PARENT SHAREHOLDERS" means, collectively, BCI, VeloCom and Qualcomm and any parent company of any Shareholder that acquires any Capital Stock of HoldCo after the date hereof.

          "PARI PASSU AGENTS" means, collectively, (i) the Collateral Agent and
(ii) all Pari Passu Facility Agents.

          "PARI PASSU AGENTS' OFFICES" means, collectively, the office of each Pari Passu Agent identified as such in Schedule 1.1(a), or such other office as such Pari Passu Facility Agent may hereafter designate by notice to the Company and each other Pari Passu Agent.

          "PARI PASSU COLLATERAL DOCUMENTS" means the Security Agreements, the Mortgages, the Deposit Account Agreements, the Consents to Assignment, the Consents and Waivers and all accounts pledge agreements, financing statements, assignments and other documents executed or delivered from time to time in connection therewith or otherwise to secure the Company's or any other Company Party's Pari Passu Obligations under the Pari Passu Financing Documents, in each case as amended from time to time.

          "PARI PASSU COMMITMENTS" means, collectively, the commitments of the Purchasers under the respective Note Purchase Agreements, as set forth therein, and the Other Pari Passu Commitments.

          "PARI PASSU CREDITOR PARTIES" means, collectively, (i) all Purchaser Parties (excluding for purposes of Article 9, the Collateral Agent and the Proceeds Collateral Agent), and (ii) all Other Pari Passu Creditors and Other Pari Passu Facility Agents.

          "PARI PASSU CREDITORS" means, collectively, (i) all Purchasers and
(ii) all Other Pari Passu Creditors.

          "PARI PASSU DEBT" means, collectively, (i) the Notes and (ii) all Other Pari Passu Debt.

          "PARI PASSU EVENT OF DEFAULT" means, in respect of any Pari Passu Financing Agreement, any "Event of Default" as defined in such agreement.

          "PARI PASSU FACILITY AGENT'S OFFICE" means the office of each Pari Passu Facility Agent identified as such in Schedule 1.1(a), or such other office as the respective Pari Passu Facility Agent may hereafter designate by notice to the Company, the Collateral Agent and the other Pari Passu Facility Agents.

          "PARI PASSU FACILITY AGENTS" means, collectively, (i) the Initial Facility Agents and (ii) the Other Pari Passu Facility Agents.

          "PARI PASSU FINANCING AGREEMENTS" means, collectively, the Note Purchase Agreements and the Other Pari Passu Financing Agreements.


                             Common Terms Agreement

          "PARI PASSU FINANCING DOCUMENTS" means, collectively, the Note Documents, the Other Pari Passu Financing Agreements and all notes, collateral documents, Guaranties, subordination agreements, and any other material agreement or instrument executed or delivered by the Company or any Subsidiary in connection with any Pari Passu Debt, and all amendments, exhibits and schedules to any of the foregoing.

          "PARI PASSU FINANCINGS" means the loans made or notes purchased pursuant to the Pari Passu Financing Agreements, and "Pari Passu Financing" means any of such loans or notes.

          "PARI PASSU GUARANTOR" means any Person that guaranties the obligations of the Company under any Pari Passu Debt (other than any Vendor Party pursuant to an Initial Purchaser Guaranty).

          "PARI PASSU LIEN" means a Lien securing Other Pari Passu Debt and subject to the collateral sharing arrangements contained in Article 9 hereof.

          "PARI PASSU OBLIGATIONS" means all present and future obligations and liabilities of the Company Parties of every type and description arising under or in connection with the Pari Passu Financing Documents due or to become due to the Pari Passu Creditor Parties, any Paying Agent or any Person entitled to indemnification thereunder, or any of their respective successors, transferees or assigns, whether for principal, interest, fees, expenses, indemnities or other amounts (including attorneys' fees and expenses) and whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, and whether now or hereafter existing, renewed or restructured.

          "PARTICIPATION" means, with respect to any Pari Passu Creditor, a participation in all or any portion of such Pari Passu Creditor's Pari Passu Commitments or Pari Passu Financings.

          "PAYING AGENCY AGREEMENT" means that certain paying agency agreement dated as of the date hereof by and among the Paying Agent, the Company, the Initial Facility Agents and the Collateral Agent.

          "PAYING AGENT" is defined in the Pari Passu Financing Agreements.

          "PAYING AGENT'S ACCOUNT" means the account of the Paying Agent identified as such in Schedule 1.1(a), or such other account as the Paying Agent may hereafter designate by notice to the Company, the Collateral Agent and each Pari Passu Facility Agent.

          "PAYING AGENT'S OFFICE" means the account of the Paying Agent identified as such in Schedule 1.1(a), or such other account as the Paying Agent may hereafter designate by notice to the Company, the Collateral Agent and each Pari Passu Facility Agent.

          "PERMITTED BUSINESS" means any of the following: (a) the Expanded Project, (b) the provision of nationwide data, packet switched data and internet access services pursuant to the Mirror Authorizations (including the Data Licenses and the licenses for dedicated line services and special services of audio and video signal retransmission issued by Anatel on


                             Common Terms Agreement

September 23, 1999), as amended, (c) the rendering of inter-regional and international long distance telecommunications services and (d) after December 31, 2001, the provision of telecommunications services in other regions of Brazil substantially identical to those permitted to be offered under the Mirror Authorizations as of the date hereof, when permissible under the terms of the Mirror Authorizations, so long as prior to commencing such services under this clause (d), (A) the Company has provided the Pari Passu Facility Agents with an updated Business Plan, including projections, as approved by the Board of Directors of the Company, (B) the Company is in compliance with all material terms of the Mirror Authorizations and no Default or Event of Default then exists, and (C) the Board of Directors of the Company has determined that, in good faith, and based upon the projections referred to above, after giving effect to the implementation of its business plan and its plan for such other services, the Company will be in compliance with the covenants set forth in
Article 5 of this Agreement at all times through the latest of the Initial Repurchase Dates and Final Maturity Dates, as the case may be, of the Pari Passu Debt.

          "PERMITTED CPE FINANCING" means any Purchase Money Debt incurred to finance the acquisition of customer premise equipment.

          "PERMITTED ICMS DEBT" means any Debt of the Company from any Governmental Authority of Brazil or any political subdivision thereof, provided such Debt (a) bears a subsidized rate of interest not to exceed 10% per annum,
(b) is not secured by any assets of the Company or any Subsidiary or benefited by any guaranty by the Company or any Subsidiary, (c) is in all respects pari passu with (or subordinate to) the Obligations, (d) does not require any payment of principal prior to 180 days after the Maturity Repurchase Date, (e) does not carry significant terms which are more burdensome to the Company and the Subsidiaries than the terms of the Note Documents and (f) shall be designated as Funding Gap Financing to the extent that all Debt incurred under the Funding Gap Financings (giving effect to such Permitted ICMS Debt) does not exceed [***].

          "PERMITTED LIENS" means, with respect to any asset, the Liens (if any) permitted to exist on such asset under Section 5.1.

          "PERMITTED REFINANCING DEBT" means any Debt of the Company or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, repay, refinance, renew, replace, defease or refund other Debt of the Company or any of its Subsidiaries; provided that:

          (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Debt does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Debt so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith);

          (ii) such Permitted Refinancing Debt has a final maturity date equal to or later than the final maturity date of, and has a weighted average life to maturity equal to or greater than the weighted average life to maturity of, the Debt being extended, refinanced, renewed, replaced, defeased or refunded;


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                             Common Terms Agreement

          (iii) if the Debt being extended, refinanced, renewed, replaced, defeased or refunded is Subordinated Debt (including Exchange Debt in the form of Subordinated Debt), such Permitted Refinancing Debt is subordinated in right of payment to the Pari Passu Obligations of the Company or such Subsidiary on terms at least as favorable to Secured Parties as those contained in the documentation governing the Subordinated Debt being extended, refinanced, renewed, replaced, defeased or refunded;

          (iv) if the Debt being extended, refinanced, renewed, replaced, defeased or refunded is Exchange Debt, Permitted Unsecured Debt or Permitted ICMS Debt, such Permitted Refinancing Debt is also Excluded Debt, Permitted Unsecured Debt or Permitted ICMS Debt, as the case may be, and the terms thereof, as a whole, are no less favorable to the Company than the Debt being refinanced;

          (v) if the Debt being refinanced, replaced or refunded is the Obligations, such Permitted Refinancing Debt constitutes Permitted Unsecured Debt;

          (vi) such Debt is incurred either by the Company or by the Subsidiary who is the obligor on the Debt being extended, refinanced, renewed, replaced, defeased or refunded; and

          (vii) no Default or Event of Default then exists or would result from such extension, refinancing, renewal, replacement, defeasance or refunding.

          "PERMITTED TRANSFEREE" means (i) any Person listed on Schedule 1.1(e) or (ii) any other Person who is experienced internationally in the operation of telephone systems or projects, provided that at the time of any such transfer of shares from BCI to such Person described in this clause (ii), (a) such Person has outstanding unsecured and unsupported senior debt with a rating by Moody's or S&P at least equal to the higher of (x) the ratings held by BCI at the time of the transfer and (y) Baa (Moody's) or BBB (S&P), or if no outstanding unsecured and unsupported senior debt of such Person is so rated, then the Required Pari Passu Creditors have consented to the transfer and (b) all of the operational rights and obligations of BCI under the Shareholder Agreement are assigned to such Person and such rights as assigned shall not differ in any material respect from the rights held by BCI under the Shareholder Agreement, as in effect as of the Closing Date, as amended by the Shareholder Consent and Agreement and as further amended with the consent of the Pari Passu Creditors in accordance with Section 9.8.

          "PERMITTED UNSECURED DEBT" means unsecured Debt (i) that constitutes Excluded Debt and is not designated as Funding Gap Financing, (ii) the terms and conditions of which are not more burdensome to the Company in any respect than the Obligations and (iii) the proceeds of which are applied to prepay the Pari Passu Debt in accordance with the provisions of Section 8.1(d).

          "PERSON" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

          "PRIOR APPROVAL" means an approval issued by the Central Bank in respect of any Pari Passu Financing, which authorizes the closing of a foreign exchange transaction for the


                             Common Terms Agreement
entrance of the proceeds of such Pari Passu Financing into Brazil and approves the basic financial terms thereof, including all scheduled payments of principal, interest, fees, expenses and commissions in respect thereof and optional redemptions, repurchases or prepayments no less frequently than quarterly (or such lesser frequency as may then be generally approved by the Central Bank).

          "PROCEEDS ACCOUNT PLEDGE AGREEMENTS" means the Proceeds Account Pledge Agreements as entered into pursuant to and as defined in each of the Note Purchase Agreements.

          "PROCEEDS ACCOUNTS" means the Proceeds Accounts established under and as defined in each of the Note Purchase Agreements.

          "PROCEEDS COLLATERAL AGENT" is defined in the relevant Note Purchase Agreement.

          "PROCEEDS SECURED PARTIES" means, collectively, in respect of the security interest granted under any Proceeds Account Pledge Agreement relating to a Note Purchase Agreement, (i) the Purchaser Parties under such Note Purchase Agreement, and (ii) each Swap Lender under any Interest Hedge Agreement the Company's obligations under which are included in the Obligations under such Note Purchase Agreement pursuant to Section 5.2.

          "PROJECT" is defined in the Recitals.

          "PTAX 800 RATE" means, for any date, the average of the exchange rates for all sales transactions and all purchase transactions for Dollars under the PTAX 800 Opcao 5 on such date, as published in the Sisbacen Data System of the Central Bank.

          "PURCHASE MONEY DEBT" means Debt of the Company financing the acquisition of any asset of the Company; provided (i) the principal amount of such Debt is not less than 60% and does not exceed 100% of the purchase price, including freight and sales taxes and other similar expenses, (ii) such Debt is secured only by the asset being acquired and no other assets of the Company Parties or any of the Subsidiaries, and (iii) such Debt is incurred within 120 days following the date of the acquisition.

          "PURCHASE MONEY LENDER" means any Person holding Purchase Money Debt.

          "PURCHASER" means (i) the Nortel Purchasers, the Qualcomm/Ericsson Purchasers, the Harris Purchasers, (ii) unless the context indicates otherwise, each of Ericsson and Nortel if it has Commitments, holds any Notes or Exchange Debt or provides an Initial Purchaser Guaranty, (iii) unless the context indicates otherwise, Qualcomm, if it has Commitments or holds any Notes or Exchange Debt and (iv) unless the context indicates otherwise, Harris if it has Commitments, holds any Notes or provides an Initial Purchaser Guaranty.

          "PURCHASER PARTIES" means, collectively, the Purchasers, Nortel, Qualcomm, Ericsson, Harris, the Collateral Agent, the Proceeds Collateral Agent and the Initial Facility Agents.


                             Common Terms Agreement

          "PURCHASERS' FEE LETTERS" is defined in each of the Note Purchase Agreements.

          "QUALCOMM" means Qualcomm Incorporated, a Delaware corporation.

          "QUALCOMM/ERICSSON FACILITY AGENT" is defined in the Preamble.

          "QUALCOMM/ERICSSON NOTE PURCHASE AGREEMENT" means the Secured Note Purchase Agreement dated as of the date hereof by and among the Company, Ericsson, the Qualcomm/Ericsson Purchasers and the Qualcomm/Ericsson Facility Agent, as the same may from time to time be amended.

          "QUALCOMM/ERICSSON PURCHASERS" is defined in the Preamble.

          "QUALIFYING FUNDED EQUITY" means, at any date of determination, the sum of (i) amount of cash capital contributions made directly or indirectly, to the Company on or prior to such date in respect of common equity of the Company and (ii) the amount of cash capital contributions in respect of preferred equity of the Company (other than Redeemable Capital Stock) that carries no unwaived rights to cash dividends, each calculated in Dollars at the PTAX 800 Rate prevailing at the time such contribution is made and in each case net of dividends since the Closing Date, and other Restricted Payments otherwise permitted hereby. The total amount of Qualifying Funded Equity as of the date hereof is $65,966,822.

          "QUALIFYING SHAREHOLDER LOANS" mean, as at any date of determination thereof, Shareholder Loans; but only if the total amount of all Qualifying Funded Equity on such date equals or exceeds $200 million.

          "REAIS" or "R$" means the lawful money of Brazil.

          "REAL PROPERTY" means each of those parcels (or portions thereof) of real property, improvements and fixtures thereon and appurtenances thereto now or hereafter owned, leased or occupied by the Company or any Subsidiary.

          "REALIZATION" means, with respect to any Collateral, any Foreclosure Action or other event that results in the receipt by any Pari Passu Facility Agent or the Collateral Agent of cash proceeds of or from such Collateral, including any payment or distribution of assets of any Company Party that is attributable to such Collateral (or the proceeds thereof) or a secured claim in the event of any Insolvency or Liquidation Proceeding or any distribution of assets or dissolution, winding up, liquidation, reorganization, readjustment of indebtedness, sale of all or substantially all the assets, or marshaling of assets, of any Company Party (whether in any Insolvency or Liquidation Proceeding or otherwise), insurance or condemnation proceeds, proceeds of any guaranty or indemnity or warranty, provided the Collateral Agent is directed or authorized pursuant to any Collateral Document to distribute such cash proceeds to any Pari Passu Facility Agent or the Collateral Agent for the payment of the Pari Passu Debt or other obligations of any Company Party under any Pari Passu Financing Document.

          "RECEIVABLES ASSETS" is defined in Section 4.10(c).

          "RECONSIDERATION PERIOD" is defined in Section 9.3(c).


                             Common Terms Agreement

          "REDEEMABLE CAPITAL STOCK" of any Person means any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or otherwise (including on the happening of an event), is required to be redeemed or is redeemable at the option of the holder thereof, in whole or in part (including by operation of a sinking fund), or is exchangeable for Debt (other than at the option of such Person), in whole or in part, at any time prior to the 181st day after the latest of the Initial Repurchase Dates and Final Maturity Dates, as the case may be, of each of the Pari Passu Financings.

          "REQUIRED PARI PASSU CREDITORS" means at any date of determination, Pari Passu Creditors under each Pari Passu Financing Agreement then in effect, voting as a separate class, holding more than 50% (in Dollar amount) of the sum of (a) the aggregate outstanding principal amount of the Pari Passu Debt outstanding under such Pari Passu Financing Agreement, plus (b) until the termination of such commitments, the undrawn amount of the aggregate Pari Passu Commitments under such Pari Passu Financing Agreement, if any, provided that the Pari Passu Commitments or Pari Passu Debt, as applicable, of (i) any Defaulting Pari Passu Creditor and (ii) any Affiliate of the Company shall be disregarded for purposes of this determination.

          "REQUIRED PERCENTAGE" is defined in Section 7.1(b).

          "REPLACEMENT HARRIS FINANCING AGREEMENT" is defined in Section 4.9(b).

          "REPLACEMENT HARRIS SUPPLY AGREEMENT" is defined in Section 4.9(b).

          "RESTRICTED PAYMENT" means (i) any dividend, distribution or other payment, direct or indirect, to or for the benefit of any holder of any Capital Stock of the Company or any of the Subsidiaries now or hereafter outstanding, except a dividend or other distribution payable solely in shares or equivalents of Capital Stock, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of the Company or any of the Subsidiaries now or hereafter outstanding, (iii) any payment made by the Company or any of the Subsidiaries to redeem, repurchase, defease (including an in-substance or legal defeasance) or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled sinking fund or mandatory redemption payment, of Subordinated Debt of the Company or any of the Subsidiaries or (iv) any payment made by the Company or any of the Subsidiaries in respect of principal of or interest (or premium, if any) on any Shareholder Loan or Exchange Debt (or any Permitted Refinancing Debt in respect of Exchange Debt incurred pursuant to Section 5.2(a)).

          "S&P" means Standard & Poor's Rating Group.

          "SALE AND LEASEBACK TRANSACTION" means, with respect to any Person, any direct or indirect arrangement pursuant to which property is sold or transferred by such Person or a Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Subsidiaries.

          "SEC" means the United States Securities and Exchange Commission.


                             Common Terms Agreement

          "SECONDMENT AGREEMENT" means that certain Secondment Agreement, dated August 15, 1999, between BCI and the Company, as amended from time to time as permitted hereby.

          "SECURED PARTIES" means, collectively, (i) the Pari Passu Creditor Parties, (ii) the Collateral Agent and (iii) each Swap Lender under any Interest Hedge Agreement the Company's obligations under which are included in the Obligations pursuant to Section 5.2. Unless the context otherwise requires, "Secured Parties" includes the Proceeds Secured Parties when relating to the Proceeds Account Pledge Agreement or any Collateral thereunder.

          "SECURITY AGREEMENTS" means, collectively, the Company Security Agreements, the Subsidiary Security Agreements, the HoldCo Stock Pledge Agreement, the Shareholder Pledge Agreement, the Brazilian Shareholder Pledge Agreement and all other agreements, documents or instruments evidencing or creating a Lien in personal property or fixtures as security for the Pari Passu Obligations or any portion thereof executed by any Company Party, in favor of the Collateral Agent for the benefit of the Secured Parties, in each case whether executed on or before the Closing Date or subsequently executed in accordance or connection with this Agreement or any other Note Document, and as amended from time to time.

          "SENIOR DEBT" means, as of any date of determination, (i) Total Debt minus (ii) the aggregate principal amount (or issue price, as applicable) of all Excluded Debt and Shareholder Loans then outstanding, determined on a consolidated basis in accordance with GAAP and in Dollars at the PTAX 800 Rate in effect on such date.

          "SENIOR OFFICER" means the Chairman of the Board of Directors of HoldCo or of the Company, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or any Vice President in charge of a principal business unit or division of any Company Party or any other director or officer with a title and position equivalent in all respects.

          "SHAREHOLDER" means any of Bell Canada International (Brazil Telecom
I) Limited, Qualcomm do Brasil Ltda. or VeloCom Cayman Brasil Holdings, or any other Person that holds any Capital Stock of HoldCo from time to time.

          "SHAREHOLDER AGREEMENT" means the shareholder agreement dated as of February 4, 1999 by and among HoldCo and the Shareholders, as amended from time to time as permitted hereby.

          "SHAREHOLDER CONSENT AND AGREEMENT" means that certain Consent and Agreement dated as of September 22, 1999 by and among the Shareholders and HoldCo.

          "SHAREHOLDER LOAN" means any loan made to the Company by any Shareholder, HoldCo or any of their Affiliates, provided that:

               (i) no payments of principal or interest on Shareholder Loans (other than payments of interest solely in the form of additional Shareholder Loans) will be due or made until 180 days after the latest of the Initial Repurchase Dates and Final Maturity


                             Common Terms Agreement

     Dates, as the case may be, of the Pari Passu Debt and that Shareholder Loans cannot be accelerated prior to payment in full of all Pari Passu Obligations and will not contain any non-payment covenants;

               (ii) in bankruptcy or insolvency proceedings, Shareholder Loans will be subordinate to all Pari Passu Debt and all distributions that would otherwise be allocated to those loans would instead be paid to the Collateral Agent on behalf of the Secured Parties;

               (iii) all voting and other consensual rights with respect to Shareholder Loans will be assigned to the Collateral Agent on behalf of the Secured Parties to the extent provided in the Shareholder Pledge Agreement or the Brazilian Shareholder Pledge Agreement;

               (iv) Shareholder Loans will be pledged by the holders thereof as security for the Pari Passu Obligations of the Company pursuant to the Shareholder Pledge Agreement or the Brazilian Shareholder Pledge Agreement;

               (v) Shareholder Loans cannot be transferred to any Person other than a Shareholder or an Affiliate thereof or a transferee of such Shareholder's shares in HoldCo; and

               (vi) Shareholder Loans are subject to certain other restrictions, all as set forth in the Shareholder Pledge Agreement or the Brazilian Shareholder Pledge Agreement;

provided further, however, that Notes purchased by Qualcomm pursuant to the Qualcomm/Ericsson Note Purchase Agreement shall not be deemed to be Shareholder Loans for any purpose.

          "SHAREHOLDER PARTY" means, on any date of determination, any Shareholder or any Parent Shareholder.

          "SHAREHOLDER PLEDGE AGREEMENT" means the Shareholder Pledge and Subordination Agreement among (i) the Company, (ii) the Shareholders, the Parent Shareholders and HoldCo and such of their Affiliates who have extended Shareholder Loans or other loans to the Company or any Subsidiary, (iii) such of the foregoing who are party to any Affiliate Agreement, and (iv) the Collateral Agent, substantially in the form of Exhibit C-3A hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers or, after the Initial Purchaser Release Date with respect to all Vendor Parties, the Collateral Agent), as amended from time to time. Unless the context otherwise requires, references to the Shareholder Pledge Agreement shall include the Brazilian Shareholder Pledge Agreement.

          "SHORT-TERM DEBT" means, as of any date of determination, Debt of the Company on such date other than Long-Term Debt.


                             Common Terms Agreement

          "SIGNIFICANT PARI PASSU FACILITIES" means any Pari Passu Financing Agreement with respect to which the aggregate principal amount of the Commitments of the Pari Passu Creditors thereunder represents 20% or more of the aggregate principal amount of the Commitments of all Pari Passu Creditors under all Pari Passu Financing Agreements.

          "SOLVENT" means, with respect to any Person as of any date, that: (i) the total present fair salable value of such Person's assets or their "fair salable value" (as such term is understood in the Applicable Law regarding bankruptcy, insolvency, receivership or similar matters) is in excess of the total amount of such Person's debts and liabilities, including contingent liabilities, (ii) such Person is able to pay its debts and liabilities, including contingent liabilities, as they become due, (iii) such Person does not have unreasonably small capital or assets to carry on such Person's business as theretofore operated and as proposed to be operated, and (iv) such Person does not intend to, or does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, in each case as of such date. The meaning of the terms "fair valuation" and "fair salable value" and the other terms used in this definition, and the calculation of assets, debts and liabilities shall be determined and made in accordance with the relevant provisions of the Applicable Law regarding bankruptcy, insolvency, receivership or similar matters and applicable fraudulent conveyance or transfer laws.

          "SPECIFIED COMPANY PARTY" is defined in Section 6.1(f).

          "SUBORDINATED DEBT" means (i) Shareholder Loans or (ii) any Debt of the Company or any Subsidiary hereafter incurred that is subordinated in right or time of payment to the Pari Passu Obligations.

          "SUBORDINATION AGREEMENT" means any Intercompany Debt Subordination Agreement, the Shareholder Pledge Agreement or any subordination provisions of any Subordinated Debt.

          "SUBSCRIBER SEGMENT" is defined within the definition of Subscribers.

          "SUBSCRIBERS" means, at any time, all customers then receiving telecommunications services from the Company and its Subsidiaries. For purposes of Section 4.1(d), Subscribers shall be broken down into business and residential segments, each a "Subscriber Segment."

          "SUBSIDIARY" means, with respect to any Person, any other Person of which more than 50% of the total voting power of the Voting Stock are at the time, directly or indirectly, owned by such first Person. Unless otherwise indicated, "Subsidiary" refers to a Subsidiary of the Company.

          "SUBSIDIARY CONTRACTS PLEDGE AGREEMENT" means the Subsidiary Contracts Pledge Agreement between a Subsidiary and the Collateral Agent, in a form substantially similar to the Company Contracts Pledge Agreement, with such modifications thereto as the Collateral Agent may reasonably determine are necessary in order to reflect the circumstance that such


                             Common Terms Agreement
agreement relates to a Subsidiary of the Company rather than to the Company, as amended from time to time.

          "SUBSIDIARY EQUIPMENT PLEDGE AGREEMENT" means the Subsidiary Equipment Pledge Agreement between a Subsidiary and the Collateral Agent, in a form substantially similar to the Company Equipment Pledge Agreement, with such modifications thereto as the Collateral Agent may reasonably determine are necessary in order to reflect the circumstance that such agreement relates to a Subsidiary of the Company rather than to the Company, as amended from time to time.

          "SUBSIDIARY GUARANTOR" means any Subsidiary (i) that has become party to the Subsidiary Guaranty, the Subsidiary Security Agreements, the Intercompany Debt Subordination Agreement and all other Pari Passu Financing Documents as required by Section 4.10, and (ii) all the issued and outstanding Capital Stock of which has been pledged to the Collateral Agent pursuant to the Company Stock Pledge Agreement or a Subsidiary Stock Pledge Agreement; but in any event does not include Vesper Cayman SPV.

          "SUBSIDIARY GUARANTY" means the guaranty made by a Subsidiary in favor of the Collateral Agent, in a form substantially similar to the HoldCo Guaranty, with such modifications thereto as the Collateral Agent may reasonably determine are necessary in order to reflect the circumstance that such agreement relates to a Subsidiary of the Company rather than to HoldCo, as amended from time to time.

          "SUBSIDIARY RECEIVABLES PLEDGE AGREEMENT" means the Subsidiary Receivables Pledge Agreement between a Subsidiary and the Collateral Agent, in a form substantially similar to the Company Receivables Pledge Agreement, with such modifications thereto as the Collateral Agent may reasonably determine are necessary in order to reflect the circumstance that such agreement relates to a Subsidiary of the Company rather than to the Company, as amended from time to time.

          "SUBSIDIARY SECURITY AGREEMENTS" means, collectively, in respect of any Subsidiary, a Subsidiary Contracts Pledge Agreement, a Subsidiary Equipment Pledge Agreement, a Subsidiary Receivables Pledge Agreement, a Subsidiary Stock Pledge Agreement, and such other collateral agreements as may be required in the determination of the Collateral Agent to grant a valid, enforceable and first priority Lien in all of the Collateral owned by such Subsidiary.

          "SUBSIDIARY STOCK PLEDGE AGREEMENT" means the Subsidiary Stock Pledge Agreement between a Subsidiary and the Collateral Agent, in a form substantially similar to the HoldCo Stock Pledge Agreement, with such modifications thereto as the Collateral Agent may reasonably determine are necessary in order to reflect the circumstance that such agreement relates to a Subsidiary of the Company rather than to HoldCo, as amended from time to time.

          "SUPPLY AGREEMENTS" means the Nortel Supply Agreement, the Ericsson Supply Agreement and the Harris Supply Agreement, as amended from time to time, and any replacement supply agreements for any of the foregoing, including the Replacement Harris Supply Agreement.


                             Common Terms Agreement

          "SWAP LENDER" means any Pari Passu Creditor, any Affiliate of a Pari Passu Creditor or any other financial institutions reasonably acceptable to the Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Pari Passu Obligations, but shall not include any Affiliate of the Company.

          "TAX WITHHOLDING AMOUNT" means an amount equal to the reasonably estimated amount of income or capital gains Tax, as the case may be, payable as a result of an Asset Disposition, taking into account any reduction in the amount of Taxes corresponding to the estimated effect of other income or losses, deductions and credits reasonably anticipated at such time.

          "TAXES" means any present or future income, stamp and other taxes, charges, fees, levies, duties, imposts, withholdings or other assessments, together with any interest and penalties, additions to tax and additional amounts imposed by any federal, state, local or foreign taxing authority upon any Person.

          "TECHNICAL SERVICES AGREEMENTS" means, collectively, the BCI Technical Services Agreement and the VeloCom Technical Services Agreement.

          "TOTAL CAPITALIZATION" means, as of any date of determination, the sum of (i) the Total Debt plus (ii) Funded Equity, in each case as of such date and determined (without duplication) on a consolidated basis in accordance with GAAP.

          "TOTAL DEBT" means, as of any date of determination, the aggregate principal amount (or, in the case of Debt issued at a discount to par, issue price) of all Debt of the Company and its Subsidiaries (excluding, solely for any determination made for the purpose of determining the amount of Debt (other than the Notes) that may be incurred by the Company and its Subsidiaries pursuant to Section 5.2 with respect to a date prior to May 31, 2000, 80% of the proceeds of the Notes held on the date of such determination in the Proceeds Accounts pursuant to the terms of the Note Purchase Agreements), determined on a consolidated basis in accordance with GAAP and in Dollars at the PTAX 800 Rate in effect on such date.

          "TOTAL LINES" means, at any time, the total number of telephone lines in service, per Subscriber Segment, connected to the telecommunication networks of the Company and its Subsidiaries and for which the Company and its Subsidiaries are providing telecommunications services, in each case at such time.

          "US GAAP" means generally accepted accounting principles as in effect in the United States of America (as such principles are in effect on the date hereof).

          "VELOCOM" means VeloCom Inc., a Delaware corporation.

          "VELOCOM TECHNICAL SERVICES AGREEMENT" means that certain Technical Services Agreement to be entered into by and between VeloCom and the Company, as amended from time to time as permitted hereby.

          "VENDOR PARTIES" means Nortel, Qualcomm, Ericsson and Harris and includes any of their respective Affiliates that holds Exchange Debt from time to time.


                             Common Terms Agreement

          "VESPER CAYMAN SPV" means Vesper Cayman , a single-purpose, bankruptcy-remote, Wholly-Owned Subsidiary of the Company incorporated under the laws of The Cayman Islands.

          "VOTING STOCK" means, with respect to any Person, as of any date, the outstanding capital stock of such Person that is at the time entitled to vote in the election of the Board of Directors of the Company or comparable body of such Person.

          "WHOLLY-OWNED SUBSIDIARY" means, at any date, any Subsidiary of the Company of which 100% of the Capital Stock (except for directors' qualifying shares, and any one share issued to a person other than the Company or any of its Wholly-Owned Subsidiaries to qualify such Subsidiary as a "limitada" or other relevant juridical entity under applicable law) is owned directly by the Company or through one or more of its other Wholly-Owned Subsidiaries.

          "WORKING CAPITAL" means, at any time, the total consolidated current assets of the Company and its consolidated Subsidiaries, minus the total consolidated current liabilities of the Company and its consolidated Subsidiaries, in each case determined on a consolidated basis in accordance with GAAP, at such time and in Dollars at the PTAX 800 Rate in effect at such time.

          "WORKING CAPITAL FACILITY" means one or more working capital facilities, the aggregate principal amount of which does not exceed the greater of (i) [***] or (ii) [***] of annual revenues of the Company and the Subsidiary Guarantors for the most recently ended Fiscal Year, but in any event not to exceed [***], at any time outstanding, provided that not more than [***] of the aggregate principal amount allowable at any time under the Working Capital Facility may be Long-Term Debt.

          "YEAR 2000 COMPLIANT" is defined in Section 3.18.

     SECTION 1.2. RELATED MATTERS.

          (a) CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals, the Schedules and the Exhibits) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, schedule, recital and preamble references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as amended from time to time" (including in the definition of this "Agreement"), or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals, waivers or other modifications. References in this Agreement to any law (or any part thereof) include any rules and regulations promulgated thereunder (or with respect to such part) by the relevant Governmental Authority, as amended from time to time. All lower-case terms defined in the Uniform Commercial Code of the State of New York (including "equipment," "accounts" and "general intangibles") have the same meanings in this Agreement. Any reference to any Person not a party to this Agreement shall, unless otherwise specified herein, include such Person's


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                             Common Terms Agreement
successors and assigns. All Notes issued to or registered in the name of a Purchaser (or in the name of the respective Initial Facility Agent or any other designee on its behalf) shall be deemed "held" by such Purchaser, notwithstanding that payments in respect thereof are required to be made to a Paying Agent.

          (b) DETERMINATIONS. Any numerical determination or calculation contemplated by this Agreement that is made by any Pari Passu Creditor Party shall be presumed correct and be binding upon the Company Parties, and, in the case of determinations by the Collateral Agent, also the Pari Passu Facility Agents and the other Pari Passu Creditor Parties, in the absence of manifest error. References in this Agreement to any "determination" by any Pari Passu Creditor Party include good faith estimates by such Pari Passu Creditor Party (in the case of quantitative determinations), and good faith beliefs by such Pari Passu Creditor Party (in the case of qualitative determinations). All consents and other actions of any Pari Passu Creditor Party contemplated by this Agreement may be given, taken, withheld or not taken in good faith in such Pari Passu Creditor Party's absolute and sole discretion (whether or not so expressed), except as otherwise expressly provided herein.

          (c) ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein (and whether or not expressly stated), all accounting terms used herein shall be interpreted, all accounting determinations (including determinations of consolidation) hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP. All determinations under the Financial and Operating Covenants shall be made in Dollars converted in accordance with the provisions hereof, including Section 1.2(e).

          (d) INDEPENDENCE OF COVENANTS. All covenants under this Agreement shall each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          (e) CURRENCY CONVERSION. Except as otherwise expressly specified herein, for purposes of converting to Dollar amounts any amounts expressed in Brazilian Reais (i) as of any date, the currency exchange rate shall be the PTAX 800 Rate for such date; (ii) for any period, the currency exchange rate shall be the Average Conversion Factor for such period; and (iii) with respect to any amount contributed by the Shareholders after the date hereof, the currency exchange rate shall be the PTAX 800 Rate for the date of such contribution; provided, however, that with respect to any amount contributed by the Shareholders prior to the date hereof, the amount of such contribution for purposes of this Agreement shall be equal to the amount thereof reflected in the definitions of "Funded Equity" and "Qualifying Funded Equity."

                                    ARTICLE 2

              CONDITIONS TO PURCHASE OF NOTES; POST-CLOSING MATTERS

     SECTION 2.1. CLOSING CONDITIONS. The occurrence of the Closing Date and the obligation of each Purchaser to purchase an initial Note under its respective Note Purchase Agreement, is


                             Common Terms Agreement
subject to the conditions precedent specified in this Section 2.1 having been met in form and substance satisfactory to, or waived by, the Collateral Agent and each of the Purchaser Parties:

          (a) CLOSING DATE. The Closing Date shall occur on or before December 17, 1999.

          (b) CERTAIN DOCUMENTS. The Collateral Agent shall have received the documents listed in Schedule 2.1, all of which shall be in form and substance satisfactory to each of the Purchaser Parties, and the Material Contracts and Note Documents listed therein shall be in full force and effect.

          (c) NO MATERIAL ADVERSE CHANGE, LITIGATION OR CHANGE IN LAW. No Material Adverse Change shall have occurred since the date of the financial statements referred to in Section 3.6. No change in Applicable Law shall have occurred that would make illegal any of the Note Purchase Agreements or other Note Documents, any Material Contracts, the making or repayment of the Notes, the payment of any interest, Fees, expenses or other amounts as required by the Note Documents or any of the other transactions contemplated by the Note Documents or Material Contracts.

          (d) FEES AND EXPENSES PAID. The Company shall have paid to the Paying Agent, to the Pari Passu Creditor Parties or, in the case of expenses, to any other Person entitled thereto (i) all Fees due to the Pari Passu Creditor Parties on or before the Closing Date under the Note Documents, and (ii) all expenses for which the Company shall have been billed on or before the Closing Date, to the extent such expenses are reimbursable under the Note Documents and denominated and payable in Reais.

          (e) SATISFACTION OF CERTAIN CONDITIONS. The conditions set forth in Sections 2.2(b) and 2.2(c) shall be satisfied on and as of the Closing Date as if such date were a Funding Date.

          (f) CAPITAL CONTRIBUTION. The Company shall have provided evidence satisfactory to the Collateral Agent and each of the Purchaser Parties that the Company has received net cash equity proceeds of at least $65,966,822 in the form of Qualifying Funded Equity.

          (g) GOVERNMENTAL APPROVALS. The Collateral Agent and the Purchaser Parties shall have received evidence that all prior and contemporaneous Governmental Approvals with any Governmental Authority that may be required as of the Closing Date in connection with the execution, delivery and performance of any Pari Passu Financing Document by any Person a party thereto have been obtained and are in full force and effect, including Prior Approvals and any other Governmental Approvals required for all issuances of notes or disbursements of loans that may be made on the Closing Date under the Pari Passu Financing Documents, and the scheduled payments of principal, interest, front-end fees, and expenses in respect thereof in accordance with the provisions of the relevant Pari Passu Financing Agreements.


                             Common Terms Agreement

          (h) SECURITY FILINGS. The Collateral Agent and the Purchasers shall have received evidence that all registrations, filings and other actions as are necessary to ensure the validity and first priority of the Liens on the then-existing Collateral (other than immaterial items) have been taken.

          (i) LICENSES AND PERMITS. The Collateral Agent shall be satisfied that
(i) any Governmental Approval listed on Part A of Schedule 3.26 and not listed on Part B of such Schedule is held by the Company or a Subsidiary and (ii) the fee for each such Governmental Approval has been paid as required by Applicable Law, in cash, prior to the Closing Date.

          (j) MINIMUM COMMITMENT AMOUNTS. As of the Closing Date, with respect to each Initial Purchaser, each Note Purchase Agreement to which such Initial Purchaser is not party, shall provide for minimum commitment amounts reasonably acceptable to such Initial Purchaser.

          (k) NOTE DOCUMENTS.

               (i) All conditions precedent to the effectiveness of all Note Documents shall be satisfied on and as of the Closing Date.

               (ii) Each party to any Note Document executed prior to the Closing Date shall have delivered originally executed signature pages thereto that, if executed in Brazil, have been witnessed by two witnesses or, if executed outside of Brazil, have been notarized by a notary public licensed as such under the laws of the place of signing.

          (l) INITIAL PURCHASER GUARANTY DOCUMENTS. (i) Nortel shall have furnished to the Nortel Facility Agent and the Nortel Purchasers (A) a certificate of a Secretary or Assistant Secretary certifying as to the charter documents and corporate authority of Nortel and the authority, incumbency, and true signatures of the officers duly authorized to sign the Nortel Initial Purchaser Guaranty and the other documents and instruments to be delivered in connection therewith, (B) payment in full, in immediately available funds, of the costs and expenses of the Nortel Facility Agent and the Nortel Purchasers referred to in the Nortel Initial Purchaser Guaranty, if any, incurred by each beneficiary thereof under the Nortel Initial Purchaser Guaranty that have been invoiced at least two (2) Business Days before the Closing Date, (C) one or more favorable opinion letters from counsel (which may be in-house counsel) to Nortel, which are in form and substance acceptable to the Nortel Facility Agent and the Nortel Purchasers, and (D) an executed copy of a letter from an agent for service of process in the State of New York accepting its appointment as process agent for Nortel under the Nortel Initial Purchaser Guaranty and related documents; and (ii) Ericsson shall have furnished to the Qualcomm/Ericsson Facility Agent and the Qualcomm/Ericsson Purchasers (A) a certificate of the General Counsel of Ericsson certifying as to the Certificate of Registration and the Articles of Association of Ericsson and (B) payment in full, in immediately available funds, of the costs and expenses of the Qualcomm/Ericsson Facility Agent and the Qualcomm/Ericsson Purchasers referred to in the Ericsson Initial Purchaser Guaranty, if any, incurred by each beneficiary thereof under the Ericsson Initial Purchaser Guaranty that have been invoiced at least two (2) Business Days before the Closing Date.


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                                       42

          (m) GENERAL. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded in form and substance satisfactory to the Collateral Agent and the Purchasers, and the Collateral Agent and the Purchasers shall have received all such counterpart originals or certified copies thereof as they may request.

     SECTION 2.2 CONDITIONS PRECEDENT TO FINANCINGS. The obligation of each Pari Passu Creditor to make any loan or purchase any note pursuant to its respective Pari Passu Financing Agreement on or before any Funding Date shall be subject to the following conditions precedent (in addition to any conditions set forth in such Pari Passu Financing Agreement), except as may be specifically provided in any of the Pari Passu Financing Agreements, provided that the following conditions precedent may be waived by the Pari Passu Creditor Parties in accordance with Section 9.8(b).

          (a) NOTICE OF BORROWING OR ISSUANCE. The Company shall have delivered to the relevant Pari Passu Facility Agent, the Collateral Agent and the Pari Passu Creditors, in accordance with the applicable provisions of the Pari Passu Financing Agreements, a Notice of Borrowing or Notice of Issuance, as the case may be.

          (b) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Company Parties contained herein and in the other Pari Passu Financing Documents shall be true and correct in all material respects on and as of the Funding Date as though made on and as of that date (except to the extent that such representations and warranties expressly were made only as of a specific date).

          (c) NO DEFAULT. No Default or Event of Default shall exist or result from the extension of such Pari Passu Financing (including under the Financial and Operating Covenants).

          (d) NO MATERIAL ADVERSE CHANGE. No Material Adverse Change shall have occurred since the date of the financial statements referred to in Section 3.6(a), other than with respect to operating losses of the Company and its Subsidiaries as reasonably contemplated by the Business Plan.

          (e) PRIOR APPROVAL AND OTHER GOVERNMENT APPROVALS. The relevant Pari Passu Facility Agent shall have received evidence satisfactory to it that a Prior Approval in respect of each Pari Passu Financing then being extended, in accordance with the provisions of the relevant Pari Passu Financing Agreement, and all other Governmental Approvals necessary in connection with the execution, delivery and performance of the Pari Passu Financing Documents, or to ensure the legality, validity or enforceability thereof, have been obtained and are in full force and effect. No order, judgment or decree of any Governmental Authority or arbitrator, and no action, suit or proceeding is pending, against or affecting HoldCo, the Company, any of the Subsidiaries or any of their respective properties which would enjoin, prohibit, restrain or otherwise adversely affect in a material manner the Pari Passu Creditors' ability to make the funds available to the Company.


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                                       43

          (f) SATISFACTION OF CONDITIONS. Each extension of Pari Passu Financing shall constitute a representation and warranty by the Company as of the Funding Date that the conditions contained in Sections 2.2(a) through 2.2(e) have been satisfied.

     SECTION 2.3 POST-CLOSING MATTERS. Notwithstanding anything in Section 2.1 (including the purchase of Notes on the Closing Date notwithstanding the failure of any condition set forth therein to have been satisfied), each of the Company Parties shall, promptly after the Closing Date, diligently pursue each of the matters set forth on Schedule 2.3 and finally resolve each such matter not later than the date set forth opposite thereto on Schedule 2.3.

                                   ARTICLE 3.

                         REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to each of the Pari Passu Creditor Parties as follows:

     SECTION 3.1 ORGANIZATION, POWERS AND GOOD STANDING.

          (a) Each of the Company Parties and the Subsidiaries is a sociedade anonima, a corporation, a partnership, a joint venture, a limited liability company or another organization, in each case duly organized, validly existing and, where relevant, in good standing under the laws of its jurisdiction of organization, as shown as of the date hereof in Schedule 3.1(a). Each of the Company Parties and the Subsidiaries has all requisite corporate (or other equivalent organizational) power and authority and the legal right to own and operate its properties, to carry on its business as heretofore conducted and as proposed to be conducted (including, in the case of the Company, to operate the Project and the Expanded Project), to enter into the Pari Passu Financing Documents to which it is a party and to carry out the transactions contemplated thereby.

          (b) Each of the Company Parties and each of the Subsidiaries is duly qualified to do business in each jurisdiction where any failure to be so qualified, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.2 AUTHORIZATION, BINDING EFFECT, ETC. The execution, delivery and performance by each Company Party of each Pari Passu Financing Document and Material Contract to which it is a party have been duly authorized by all necessary corporate or other action on the part of the Company Party. Each such Pari Passu Financing Document and Material Contract has been duly executed and delivered by the Company Party. Each Pari Passu Financing Document constitutes a legal, valid and binding obligation of each Company Party thereto, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally. Each Pari Passu Financing Document is in proper legal form under the laws of Brazil (or other relevant jurisdiction) for the enforcement thereof against the Company Party under such law; provided, however, that in order to ensure the admission of the Pari Passu Financing Documents before the public agencies and courts in Brazil the signatures of the parties thereto signing outside Brazil shall be notarized by a notary public


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                                       44
licensed as such under the laws of the place of signing and the signature of such notary public shall be authenticated by a consular official of Brazil and the Pari Passu Financing Documents shall be translated into the Portuguese language by a sworn translator. No Taxes are required to be paid to Brazil or any political subdivision thereof or therein, in each case for the validity and enforceability thereof.

     SECTION 3.3 NO CONFLICT. The execution, delivery and performance by each Company Party of each Pari Passu Financing Document and Material Contract to which it is a party, the exercise by the Pari Passu Creditor Parties of their rights and remedies under the Pari Passu Financing Documents, and the consummation of the transactions contemplated by the Pari Passu Financing Documents and the Material Contracts, do not and will not (a) violate any provision of the charter or other organizational documents of the Company Party,
(b) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of the Company Parties (including any provisions of any Material Contract or any contracts relating to Debt), or violate any Applicable Law binding on the Company Party, or (c) result in the creation or imposition of any Lien upon any asset of the Company Party or any income or profits therefrom, except for Liens in favor of the Collateral Agent under the Collateral Documents or in favor of the Proceeds Collateral Agents under the Proceeds Account Pledge Agreements.

     SECTION 3.4 GOVERNMENTAL APPROVALS. No consent, approval, authorization, exemption, order or decree of any Governmental Authority is required to be obtained by any Company Party for the execution, delivery and performance by Company Party of any Pari Passu Financing Document to which it is a party, except for (a) a Prior Approval issued by the Central Bank in respect of each Pari Passu Financing, (b) a certificate of registration for each Pari Passu Financing (the "Certificates of Registration") from the Central Bank, to be requested within 30 days after the Funding Date; which will enable the Company to make remittances from Brazil in Dollars of the scheduled principal of, and interest on, the Pari Passu Financings, and the fees, expenses and commissions referred to in the Pari Passu Financing Documents that will not be paid on the Funding Date and that have been approved pursuant to the Prior Approval; (c) any further authorization from the Central Bank, which will enable the Company to make remittances from Brazil in Dollars to make payments contemplated in the Pari Passu Financing Documents not specifically covered by the Certificates of Registration or to make payments that are specifically covered by the Certificates of Registration earlier than their respective due dates, whether upon acceleration, redemption, Mandatory Repurchase, Mandatory Partial Repurchase or otherwise; (d) the approval by Anatel of the creation of the Liens on the Mirror Authorizations and on the Voting Stock of the Company in excess of 49% thereof and of any foreclosure thereon and (e) filings, recordings and Governmental Authorizations required in connection with the perfection of the Liens created by the Collateral Documents. No other Governmental Approval is or will be required, and no consent or approval is or will be necessary to avoid default under any material Contractual Obligation of any Company Party, in connection with the execution, delivery and performance by such Company Party of any Pari Passu Financing Document to which it is a party or to ensure the legality, validity, enforceability thereof or the exercise by the Pari Passu Creditor Parties of their rights and remedies thereunder.


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                                       45

     SECTION 3.5 SUBSIDIARIES; HOLDCO; INVESTMENTS.

          (a) HOLDCO. The authorized and issued Capital Stock of HoldCo, and the record and beneficial owners of such Capital Stock, are identified in Schedule 3.5(b), as amended from time to time as permitted hereby. All of the outstanding shares of Capital Stock of HoldCo have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding securities convertible into or exchangeable for shares of Capital Stock of HoldCo, any agreement regarding the voting of such shares, or any options, warrants or other rights to purchase any such Capital Stock, or any commitments of any kind for the issuance of additional shares of such Capital Stock or any such convertible or exchangeable securities or options, warrants or rights to purchase such Capital Stock, other than pursuant to the Shareholder Agreement.

          (b) SUBSIDIARIES OF HOLDCO. The authorized and issued Capital Stock of the Company, and the record and beneficial owners of such Capital Stock, are identified in Schedule 3.5(b), as amended from time to time as permitted hereby. The Company is the only direct Subsidiary of HoldCo. All of the outstanding shares of Capital Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding securities convertible into or exchangeable for shares of Capital Stock of the Company, any agreement regarding the voting of such shares or any options, warrants or other rights to purchase any such Capital Stock, or any commitments of any kind for the issuance of additional shares of such Capital Stock or any such convertible or exchangeable securities or options, warrants or rights to purchase such Capital Stock.

          (c) SUBSIDIARIES OF COMPANY. Each Subsidiary of the Company, the authorized and issued Capital Stock of each such Subsidiary and the record and beneficial owner of such Capital Stock are identified in Schedule 3.5(b), as amended from time to time. All of the outstanding shares of Capital Stock of each of the Subsidiaries of the Company have been duly authorized and validly issued and are fully paid and nonassessable. There are not outstanding any securities convertible into or exchangeable for shares of Capital Stock of any of the Subsidiaries of the Company, any agreement regarding the voting of such shares or any options, warrants or other rights to purchase any such Capital Stock, or any commitments of any kind for the issuance of additional shares of such Capital Stock or any such convertible or exchangeable securities or options, warrants or rights to purchase such Capital Stock.

     SECTION 3.6 FINANCIAL INFORMATION.

          (a) The unaudited consolidated balance sheet of the Company and its Subsidiaries as of September 30, 1999 and the related consolidated statement of shareholders' equity, certified by the Chief Financial Officer of the Company, copies of which have been delivered to the Pari Passu Creditors, were prepared in accordance with GAAP consistently applied (except to the extent noted therein) and fairly present the consolidated financial position of the Company and its Subsidiaries as of such date, subject to the absence of footnotes and normal year-end audit adjustments. Neither the Company nor any of its Subsidiaries on such date had any material Contingent Obligations, other contingent liabilities (including relating to the Mirror Authorizations), liabilities for Taxes or long-term leases, forward or long-term


                             Common Terms Agreement
commitments or unrealized losses from any unfavorable commitments that are not reflected in the foregoing statements or in the notes thereto.

          (b) The projected consolidated statements of income and cash flow of the Company and its consolidated Subsidiaries for the period from January 1, 1999 to and including December 31, 2009, and the projected annual consolidated balance sheets of the Company and its Subsidiaries as of the last day of each Fiscal Year, included in the Business Plan copies of which have been furnished to the Pari Passu Creditors, represent the Company's best estimate, as of the date of such estimate, of the Company's consolidated financial position and results of operations as of the dates and for the periods indicated, were prepared by or under the supervision of the Chief Financial Officer of the Company, and have been prepared on the basis of reasonable assumptions and in good faith.

     SECTION 3.7 NO MATERIAL ADVERSE CHANGES; SOLVENCY. Since the date of the most recent financial statements delivered to the Pari Passu Creditors pursuant to Sections 3.6, 4.1(a) or 4.1(b), as applicable, there has been no Material Adverse Change, other than with respect to operating losses of the Company and its Subsidiaries, as reasonably contemplated by the Business Plan. Each Company Party is and will be Solvent, after giving effect to any Pari Passu Financings then being requested.

     SECTION 3.8 NO PROHIBITION; LITIGATION. No Applicable Laws prohibit the consummation of the transactions contemplated by the Pari Passu Financing Documents and the Material Contracts. No order, judgment or decree of any Governmental Authority or arbitrator, and no action, suit or proceeding is pending or, to the Company's knowledge, threatened against or affecting HoldCo, the Company, any of the Subsidiaries or any of their respective properties that could reasonably be expected to have a Material Adverse Effect or that would enjoin, prohibit, restrain or otherwise adversely affect in a material manner the validity, legality or enforceability of any Pari Passu Financing Documents or the consummation of the transactions contemplated thereby.

     SECTION 3.9 APPLICABLE LAW; AGREEMENTS.

          (a) Neither HoldCo, the Company nor any of the Subsidiaries is in violation of any Applicable Law (including regarding the Mirror Authorizations, the Expanded Project, social security and pension fund obligations, environmental matters and the Central Bank regulations), or in default under its charter or bylaws, except in the case of any such violation of Applicable Law (other than a material provision of the Mirror Authorizations and the Central Bank regulations) where such violation could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (b) The Company and each of the Subsidiaries has, in full force and effect, or reasonably expects to obtain in the ordinary course of business, all contracts, agreements, rights, privileges and franchises (including all Material Contracts) that are necessary for the ownership, maintenance and operation of the Expanded Project and its properties and conduct of its business as now conducted and proposed to be conducted and is not in Material violation thereof. No provision of any contract, lease, agreement or other instrument to which either the Company or any of the Subsidiaries is a party or by which any of its property is bound or affected has had or


                             Common Terms Agreement
is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect under clause (B), (C) or (F) of the definition thereof.

     SECTION 3.10 TAXES.

          (a) Each of HoldCo, the Company and each of their Subsidiaries, has timely filed or caused to be filed all material Tax returns and reports required to be filed by it, or has been included in any consolidated, combined or unitary Tax return that is required to include it, and has paid all Taxes imposed upon it or any of its properties or in respect of any of its franchises, business, income or property before any penalty shall be incurred with respect to such Taxes, provided, however, that, unless (i) any failure to so pay or discharge any such Taxes could reasonably be expected to have a Material Adverse Effect, or (ii) foreclosure, distraint, levy, sale or similar proceedings shall have commenced or any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors, HoldCo, the Company and their respective Subsidiaries need not pay or discharge any such Tax so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as any reserves or other appropriate provisions as may be required by GAAP shall have been made therefor. There have not been asserted or proposed to be asserted any material Tax deficiency against HoldCo, the Company or any of the Subsidiaries or for which any of them may be liable, that is not reserved against on the financial books of HoldCo, the Company and the Subsidiaries.

          (b) No income, stamp or other Tax imposed by any Governmental Authority in Brazil, Canada or the United States (whether by withholding or otherwise) by virtue of the execution, delivery or performance by any Company Party of any Pari Passu Financing Document remains unpaid.

     SECTION 3.11 INVESTMENT COMPANY; ETC. None of HoldCo, the Company and the Subsidiaries is (a) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or a company controlled by or principal underwriter of such a company or (b) subject to any statute or regulation limiting its ability to incur Debt for money borrowed. None of HoldCo, the Company and the Subsidiaries is subject to any law or regulation, limiting or restricting its ability to execute, deliver and perform its obligations under the terms of this Agreement and the other Pari Passu Financing Documents, in each case, in accordance with the terms thereof.

     SECTION 3.12 TITLE TO PROPERTY. HoldCo, the Company and the Subsidiaries have good and marketable title to or valid and subsisting leasehold interests in all of the property reflected in their respective books and records as being owned or leased by it subject to defects in title and leasehold and other encumbrances and interests that are not material to the business, operations, financial condition or business prospects of the Company and its Subsidiaries, taken as a whole. No such property is subject to any Lien, other than Permitted Liens.

     SECTION 3.13 DEBT. As of the Closing Date, the Company does not have any Debt other than (a) the Notes being issued on such date and (b) the Debt disclosed on Schedule 1.1(b) hereto.


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                                       48

     SECTION 3.14 INTELLECTUAL PROPERTY. The Company and each of its Subsidiaries own or hold, or reasonably expect to obtain in the ordinary course of business, valid licenses in and to all Intellectual Property Rights that are material to the conduct of its business as heretofore operated and as proposed to be conducted. Neither the Company nor any of the Subsidiaries has infringed, or been charged or, to the best knowledge of the Company, threatened to be charged with any infringement of, any unexpired Intellectual Property Right of any Person, except where the effect thereof could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary is bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property Rights of any other Person except for arrangements that, if terminated, could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, there is no material violation by any Person of any right of the Company or any Subsidiary with respect to any Intellectual Property Rights owned or used by it.

     SECTION 3.15 COLLATERAL DOCUMENTS. The provisions of the Collateral Documents are effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties (or, in the case of the Proceeds Account Pledge Agreements, in favor of the respective Proceeds Collateral Agent, for the benefit of the respective Proceeds Secured Parties), legal, valid, enforceable and first priority Liens in all Collateral existing on the Closing Date and all actions necessary to ensure the validity and first priority of such Liens on the then-existing Collateral have been taken. Without limitation, all assets of HoldCo and the Company on the Closing Date (including equipment and other assets
(a) acquired under or pursuant to any Supply Agreement (including civil works required in connection with any Supply Agreement) or (b) without which the functioning of the fixed switched telephony network of the Company and its Subsidiaries would be materially adversely affected (including customer premise equipment not otherwise excluded from the Collateral), but excluding any assets that would otherwise constitute Collateral under the Company Equipment Pledge Agreement the book value of which is less than $50,000 per item provided, however, that the aggregate book value of the assets of the Company and its Subsidiaries not listed on the schedules to the Collateral Documents does not exceed $5,000,000 in the aggregate for the Company and the Subsidiaries, taken as a whole) are listed on schedules to the Collateral Documents listing the Collateral thereunder. Upon the taking of any additional steps required to be taken under Section 4.10 with respect to such Collateral, the provisions of the Collateral Documents are effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties (or, in the case of the Proceeds Account Pledge Agreements, in favor of the respective Initial Facility Agent, for the benefit of the respective Purchaser Parties), legal, valid, enforceable and first priority Liens in all Collateral acquired after the Closing Date in which a Lien is required to be created pursuant to Section 4.10.

     SECTION 3.16 ENVIRONMENTAL CONDITION AND LIABILITIES.

          (a) To the best of Company's knowledge, each Real Property and each property adjacent to any Real Property, is free from contamination from any Hazardous Materials, except contamination that, individually or in the aggregate, could not reasonably be expected to give rise to any Environmental Damages (except such Environmental Damages as could not reasonably be expected to have a Material Adverse Effect). Neither the Company nor any of the Subsidiaries or, to the best knowledge of the Company, any prior owner or other user of any Real Property or any such adjacent property has caused or suffered any Environmental


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                                       49

Damages that have had or that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (b) Neither the Company nor any of the Subsidiaries or, to the best knowledge of the Company, any prior owner or other user of any Real Property or any adjacent property has received notice of any actual or alleged violation of Environmental Requirements, or notice of any actual or alleged liability for Environmental Damages in connection with the Real Property or such adjacent property, except for violations and liabilities that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (c) The Company has reasonably concluded that any liabilities associated with, and costs of compliance with, Environmental Requirements are unlikely to have a Material Adverse Effect.

     SECTION 3.17 AFFILIATE AGREEMENTS. Except as set forth in Schedule 3.17, as amended from time to time as permitted hereby, there are no Affiliate Agreements or Affiliate Transactions.

     SECTION 3.18 YEAR 2000 COMPLIANCE. The Company has used commercially reasonable efforts to ensure that all internal information systems and other computer systems and equipment of the Company and its Subsidiaries are Year 2000 Compliant, except to the extent that any failure of such systems and equipment to be Year 2000 Compliant would not reasonably be likely to result in a Material Adverse Effect. For purposes of this Section 3.18, such internal information systems and other computer systems and equipment are "Year 2000 Compliant" if they are free from time-sensitive computer software that uses two digits rather than four to recognize the applicable year and that consequently results or will result in system failure or miscalculations that disrupt the Company's or such Subsidiary's operations, including by causing any inability to process transactions, send invoices or engage in other similar normal business activities.

     SECTION 3.19 INSURANCE. As of the Closing Date (i) all insurance required by Section 4.6 has been approved by all Governmental Authorities whose approval is required and (ii) no notice of cancellation has been received for such policies and the Company and the Subsidiaries are in compliance with all of the material terms and conditions of such policies.

     SECTION 3.20 NO DEFAULT. No event of default has occurred and is continuing under (i) the Pari Passu Financing Agreements, (ii) the other Pari Passu Financing Documents or (iii) any other document relating to Debt, with a principal amount in excess of $1,000,000, of the Company or its Subsidiaries.

     SECTION 3.21 RANKING OF PARI PASSU FINANCINGS. The obligations of the Company under each Pari Passu Financing Agreement, the notes, loans and other extensions of credit purchased or made, as the case may be, or to be purchased or made, as the case may be, thereunder and the instruments issued thereunder, if any, will at all times rank in right of payment and of collateral security
(i) at least pari passu with the Pari Passu Obligations under each other Pari Passu Financing Agreement, the notes, loans or other extensions of credit purchased or made, as the case may be, or to be purchased or made, as the case may be, thereunder and the


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                                       50
instruments issued thereunder, if any, (ii) senior to all obligations of the Company in respect of Subordinated Debt and (iii) pari passu with, or senior to, all other Debt of the Company.

     SECTION 3.22 ABSENCE OF SOVEREIGN IMMUNITY. Each of the Company Parties is subject to civil and commercial law with respect to its obligations under this Agreement and the other Pari Passu Financing Documents and the execution, delivery and performance of this Agreement and the other Pari Passu Financing Documents constitute private and commercial acts rather than public or governmental acts. Neither any of the Company Parties nor any of their properties has any immunity from the jurisdiction of any court or from set-off or any legal process (whether through service, notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of Brazil.

     SECTION 3.23 ABSENCE OF CERTAIN RESTRICTIONS. Except as set forth in
Schedule 3.23 or as would be permitted by Section 5.15, neither the Company nor any Subsidiary is subject to any material Contractual Obligation that restricts or limits the ability of any Subsidiary to (a) make Restricted Payments to the Company, (b) pay Debt owed the Company or any Subsidiary thereof, (c) make any loans or advances to the Company or any Subsidiary or (d) except as provided in Contractual Obligations respecting the specific assets subject to Permitted Liens, transfer any of its property to the Company or any other Subsidiary.

     SECTION 3.24 LABOR MATTERS.

          (a) DISPUTES. There are no strikes or other labor disputes or grievances pending or, to the best knowledge of the Company, threatened against the Company or any Subsidiary thereof which, individually or in the aggregate, would be reasonably likely to result in a Material Adverse Effect. The Company and each of the Subsidiaries have complied in all material respects with the requirements of Applicable Law relating to employment and related matters.

          (b) EMPLOYEE BENEFIT PLANS. With respect to each pension or employee benefit scheme or arrangement mandated by a government other than the United States (a "Foreign Government Arrangement") and with respect to each employee benefit plan maintained or contributed to by the Company or any Subsidiary of the Company that is not subject to United States law (a "Foreign Benefit Plan") any employer and employee contributions required by law or by the terms of any Foreign Government Arrangement or any Foreign Benefit Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices (other than any failure to make or accrue such contributions that could not reasonably be expected to have a Material Adverse Effect).

     SECTION 3.25 DISCLOSURE.

          (a) The information in each document, certificate or written statement (other than information referred to in Section 3.6) furnished to the Purchaser Parties by or on behalf of the Company or any Subsidiary on or prior to the Closing Date with respect to the business, assets, prospects, results of operation or financial condition of the Company, any Subsidiary or any other Company Party, at the time of delivery thereof was accurate and correct in all material


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                                       51
respects and did not omit, when considered as a whole, any material fact necessary in order to make the information so provided not misleading.

          (b) The information in each document, certificate or written statement (other than those described in Sections 4.1(a) and (b)) furnished to the Pari Passu Creditors by or on behalf of the Company or any Subsidiary after the Closing Date with respect to the business, assets, prospects, results of operation or financial condition of the Company, any Subsidiary or any other Company Party at the time of delivery thereof, will be true and correct in all material respects.

     SECTION 3.26 PERMITS. The Governmental Approvals identified in Part A of
Schedule 3.26 are all the Governmental Approvals which are necessary in connection with the Expanded Project and the other businesses of each of the Company and its Subsidiaries or any of the properties owned or leased by them or in connection with their businesses proposed to be conducted and properties proposed to be owned or leased by them, in each case as of the Closing Date (other than those Governmental Approvals which may be required in the ordinary course of business in connection with construction activities). Except for the Governmental Approvals listed in Part B of Schedule 3.26, all such Governmental Approvals have been issued to either the Company or its Subsidiaries and are valid and in full force and effect. As of the Closing Date, (i) the Company reasonably expects to apply for and obtain, in the ordinary course, all Governmental Approvals listed on Part B of Schedule 3.26 and (ii) the Company and the Subsidiaries have duly and timely made all material filings that are required to be made by them under Applicable Law, and are in all material respects in compliance with the terms of such Governmental Approvals (including the Mirror Authorizations) and other Applicable Laws.

     SECTION 3.27 PRIVATE OFFERING. Neither the Company nor any Person acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than not more than 35 Eligible Assignees, including the Pari Passu Agents and the Purchasers. Neither the Company nor any Person acting on its or their behalf has taken, or will take, any action which would subject the issuance or sale of the Notes to
Section 5 of the Securities Act or any similar law in any other country.

                                   ARTICLE 4.

                              AFFIRMATIVE COVENANTS

     So long as any portion of the Pari Passu Commitments is in effect or any Pari Passu Obligations remain unpaid or have not been performed in full:

     SECTION 4.1 REPORTING REQUIREMENTS. The Company shall deliver, or cause to be delivered, to the Collateral Agent and each of the Pari Passu Creditor
Parties:

          (a) ANNUAL FINANCIAL REPORTS. As soon as practicable and in any event within 120 days after the end of each Fiscal Year, beginning with the Fiscal Year ending December 31, 1999, the audited consolidated balance sheet of HoldCo and its Subsidiaries as of the end of such year and the related consolidated statements of income or operations,


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shareholders' equity and cash flows for such Fiscal Year, together with unaudited consolidating schedules for HoldCo and its Subsidiaries with respect to each of such financial statements, in each case setting forth in comparative form the figures for the previous Fiscal Year, and accompanied by (i) a reconciliation between GAAP used in the preparation of those financial statements and US GAAP as in effect at the time of the preparation of those financial statements and (ii) the opinion of independent certified public accountants of recognized standing reasonably acceptable to the Collateral Agent, which opinion shall state that such consolidated financial statements present fairly the financial position and results of operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and which opinion shall not be qualified or limited in any material respect, including because of a restricted or limited examination by such accountant of any material portion of such Person's records;

          (b) QUARTERLY FINANCIAL REPORTS. As soon as practicable and in any event within 60 days after the end of each Fiscal Quarter, unaudited financial statements, including consolidated balance sheet of HoldCo and its Subsidiaries as of the end of such quarter and the related unaudited consolidated statements of income, stockholders' equity and cash flow for such quarter and the portion of the Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the prior Fiscal Year, all in reasonable detail and (i) accompanied by a reconciliation between GAAP used in the preparation of those financial statements and US GAAP as in effect at the time of the preparation of those financial statements and (ii) certified by the Company's Chief Financial Officer as fairly presenting the consolidated financial condition of HoldCo and its Subsidiaries, as the case may be, as of the dates indicated, and their consolidated results of operations and cash flows for the periods indicated, in conformity with GAAP, subject to customary year-end adjustments and the absence of footnotes;

          (c) COMPLIANCE CERTIFICATE. Together with each delivery of financial statements pursuant to Sections 4.1(a) and (b) above, a certificate of the Chief Financial Officer of the Company substantially in the form of Exhibit F-1 (a "Compliance Certificate"), duly completed, setting forth the calculations required to establish whether the Company is in compliance with the Financial and Operating Covenants, and including a comparison of actual operating results and balance sheets for and as of the end of the relevant periods to the most recent budget delivered pursuant to Section 4.1(e);

          (d) OPERATING REPORT. No later than 30 days after the end of each Fiscal Quarter, an operating report substantially in the form of Schedule 4.1(d), duly completed and executed by the Chief Financial Officer of the Company, which shall contain (i) all cell and switch sites constructed, all cell and switch sites put in service and all fibre nodes put in service during the Fiscal Quarter covered by such report, (ii) the number of new Subscribers acquired during such Fiscal Quarter, (iii) the total number of Subscribers as of the end of such Fiscal Quarter and churn during such Fiscal Quarter, (iv) Total Lines in service as of the end of such Fiscal Quarter, (v) the average age of receivables for such Fiscal Quarter, (vi) the average monthly bill (in Dollars) per Subscriber Segment (split between activation fees and monthly billing fees) during such Fiscal Quarter and (vii) minutes of use (MOUs) per Subscriber Segment during such Fiscal Quarter, and including a comparison of actual results with respect to items (i) through (vii) for and as of the end of the relevant periods to the most recent budget delivered pursuant to Section 2.1(b) or
Section 4.1(e);


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          (e) UPDATES. As soon as available and in any event within 60 days (or in the case of Fiscal Year 1999, 90 days) after the end of each Fiscal Year, (i) an update of the Business Plan, in substantially the same detail as the Business Plan delivered pursuant to Section 2.1(b), including updated annual projections for the periods referred to in the definition of "Business Plan," (ii) a quarterly budget for the then-current Fiscal Year in reasonable detail (including the operating report) for HoldCo and its Subsidiaries, together with a certificate by the Chief Financial Officer of the Company (A) that such updated business plan and quarterly budget have been approved by the Board of Directors of the Company and represent the Company's best estimate of HoldCo's consolidated financial position and results of operations and the other information covered thereby as of the dates and for the periods indicated, (B) that such updated business plan and budget have been prepared by or under the supervision of such Chief Financial Officer of the Company on the basis of reasonable assumptions taking into account all reasonably expected expenses and revenues of the Company and the Subsidiaries and in good faith utilizing, to the extent relevant, historical financial information that was prepared in accordance with GAAP, together with an outline of the major assumptions upon which such Business Plan and budget are based, (iii) a calculation in reasonable detail evidencing compliance with all Financial and Operating Covenants on the basis of, and after giving effect to, such projections and (iv) an explanation in reasonable detail of the operating results for the immediately preceding Fiscal Year, including a comparison of such results with the quarterly budget previously delivered to the Pari Passu Creditors pursuant to this Section or otherwise;

          (f) ACCOUNTANTS' REPORT. Together with each delivery of financial statements pursuant to Section 4.1(a), (I) and so long as and to the extent not contrary to the then current recommendations of the American Institute of Certified Public Accountants, a written statement by the independent certified public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of the Pari Passu Financing Documents as they relate to accounting matters, (ii) stating whether, in connection with their audit examination, any Default or Event of Default has come to their attention and if so, specifying the nature and period of existence thereof, and (iii) confirming the calculations set forth in the Compliance Certificate delivered simultaneously therewith, and (II) if applicable, a written statement by the independent certified public accountants of the Company confirming compliance by the Company and its Subsidiaries with Section 5.11(b)(ii)(III);

          (g) MANAGEMENT LETTERS. Promptly after the receipt thereof by HoldCo, the Company or any of its Subsidiaries, a copy of any management letter or other material written report submitted to such Person by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects or properties of any such Person;

          (h) DOLLAR RESTRICTIONS. After the Company becomes aware thereof, prompt written notice of any Dollar Restriction that shall have occurred which may affect any payment of principal, interest or fees in respect of any Pari Passu Financing (an "Affected Payment");

          (i) NOTICE OF DEFAULT. Within three days after the Company becomes aware of the occurrence of any Default or Event of Default, a certificate of a Senior Officer of the Company setting forth the details thereof and the action that the Company is taking or proposes to take with respect thereto;


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          (j) PUBLIC FILINGS AND ANNOUNCEMENTS. Promptly after the same are sent or become available, copies of all financial statements, reports, notices and proxy statements sent or made available by HoldCo or the Company to its security holders generally, all registration statements and annual, quarterly or current reports, if any, filed by HoldCo or the Company with the SEC or any other Governmental Authority, all private placement memoranda relating to securities being issued or intended to be issued by HoldCo, the Company or any Subsidiary and all press releases by HoldCo, the Company or any of the Subsidiaries thereof concerning material developments in the business of the Company or any such Subsidiary;

          (k) PROCEEDINGS. Promptly after the Company becomes aware of the commencement of litigation or proceedings affecting HoldCo, the Company or any of its Subsidiaries, (a) that involves alleged liability in excess of $5,000,000 (in the aggregate), (b) in which injunctive or similar relief is sought that, if obtained, could reasonably be expected to have a Material Adverse Effect, (c) that in any way concerns or relates to the Mirror Authorizations, or (d) that questions the validity or enforceability of any Pari Passu Financing Document, notice providing reasonable details about the commencement of such litigation or about such material development;

          (l) OTHER DEBT. Promptly after receipt or availability of, (a) a copy of any prospectus or offering or information memorandum with respect to the offering or sale of, and any notices or reports received or sent by the Company or any Subsidiary to any Person in connection with, any Pari Passu Debt, (b) a copy of any amendment or supplement to, or material extension, renewal or waiver with respect to, or any request for amendment, waiver or other modification of, any such prospectus or offering memorandum or any Pari Passu Financing Documents or other documents or instruments governing Pari Passu Debt, (c) any notice of default, acceleration, redemption or purchase relating to any Pari Passu Debt or any notice of default in the payment of principal or interest or acceleration or mandatory repurchase or redemption relating to any other Debt with a principal amount in excess of $1,000,000, and (d) a copy of any amendment or supplement to, or material extension, renewal or waiver with respect to, any documents or instruments governing any Debt with a principal amount in excess of $5,000,000;

          (m) ENVIRONMENTAL PROCEEDINGS. Promptly after receipt thereof by any Senior Officer of the Company or any Subsidiary, a copy of any notice, summons, citation or written communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of the Company or any of the Subsidiaries for Environmental Damages, that in each case, if adversely determined, could have a Material Adverse Effect;

          (n) AMENDMENT TO CHARTER DOCUMENTS. Promptly after the availability thereof, copies of all amendments to the charter, bylaws or other organizational documents of HoldCo, the Company or any of the Subsidiaries (other than ministerial amendments and amendments to give effect to capital increases otherwise permissible under the Pari Passu Financing Documents);

          (o) GOVERNMENTAL APPROVALS AND MATERIAL CONTRACTS. Promptly after receipt or availability thereof, copies of all (i) material reports prepared by the Company or any


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Subsidiaries and sent to Anatel or the Ministry of Communications and (ii)
notices, citations or written communication concerning any actual, alleged, suspected or threatened material violation or non-renewal of (1) any material Governmental Approval of the Company or any of the Subsidiaries (including the Mirror Authorizations), or (2) subject to entering into appropriate confidentiality agreements, any Material Contract;

          (p) MATERIAL ADVERSE EFFECT. Promptly after the Company becomes aware thereof, written notice of any matter (other than matters of a general, political or macroeconomic nature) that could reasonably be expected to have a Material Adverse Effect;

          (q) EXPROPRIATION EVENT. Within three days after a Senior Officer of the Company becomes aware thereof, written notice of the commencement of, or of a material threat of the commencement of, any action that could reasonably be expected to lead to an Expropriation Event; such written notice shall set forth the nature of such pending or threatened action, suit or proceeding and such additional information with respect thereto as may be reasonably requested by the Collateral Agent or any other Pari Passu Creditor Party; and

          (r) OTHER INFORMATION. Promptly, such other business, financial, corporate affairs and other similar information, concerning HoldCo, the Company or any of its Subsidiaries (or, to the extent reasonably available to the Company, any other Company Party) or their respective business, assets, liabilities, prospects, results of operations or condition (financial or otherwise) and/or the Collateral as the Collateral Agent or any Pari Passu Creditor Party may from time to time reasonably request.

     SECTION 4.2 RECORDS AND INSPECTION.

          (a) HoldCo and the Company shall, and shall cause each of HoldCo's Subsidiaries to, maintain adequate books, records and accounts as may be required or necessary to permit the preparation of consolidated and consolidating financial statements in accordance with sound business practices and GAAP. HoldCo and the Company shall, and shall cause each of HoldCo's Subsidiaries to, permit the Pari Passu Facility Agents, the Pari Passu Creditors and such other Persons as the Collateral Agent may designate, at reasonable times, as often as may reasonably be requested, and without unreasonable interference with HoldCo's, the Company's or such Subsidiary's business to (i) visit and inspect any of its properties, (ii) inspect and copy its books and records, and (iii) discuss with its officers and employees, its investment bankers, its financial consultants and its independent accountants, its business, assets, liabilities, prospects, results of operations or financial condition.

          (b) At a date to be mutually agreed no later than 120 days after the last day of each Fiscal Year, the Company shall, at the request of any Pari Passu Facility Agent, hold a meeting with all Pari Passu Creditor Parties at which the financial results of HoldCo and its Subsidiaries for such Fiscal Year and the business plan and other information required to be delivered pursuant to
Section 4.1(e) shall be reviewed and discussed.

     SECTION 4.3 CORPORATE EXISTENCE, MAINTENANCE OF LICENSES, ETC. HoldCo and the Company shall, and shall cause each of their Subsidiaries to, at all times preserve and keep in full force and effect its corporate or other organizational existence and all material licenses,


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rights, franchises and other Governmental Approvals, and shall pay all fees on a timely basis as required pursuant to the Mirror Authorizations; provided, however, that (a) the corporate existence of any Subsidiary may be terminated as contemplated and permitted by Section 5.7 and (b) the corporate existence of any Subsidiary may be terminated and any such Governmental Approval (other than the Mirror Authorizations) may be terminated or not renewed, if such termination or nonrenewal, as the case may be, is determined by the Board of Directors of the Company to be in the best interest of the Company and is not disadvantageous in any material respect to the Pari Passu Creditor Parties.

     SECTION 4.4 PAYMENT OF TAXES. HoldCo and the Company shall, and shall cause each of their Subsidiaries to, timely file or cause to be filed all material Tax returns and reports required to be filed by it, or be included in any consolidated, combined or unitary Tax return that is required to include it, and pay all Taxes imposed upon it or any of its properties or in respect of any of its franchises, business, income or property before any penalty shall be incurred with respect to such Taxes; provided, however, that, unless (i) any failure to so pay or discharge any such Taxes could reasonably be expected to have a Material Adverse Effect, or (ii) foreclosure, distraint, levy, sale or similar proceedings shall have commenced or any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors, HoldCo, the Company and their respective Subsidiaries need not pay or discharge any such Tax so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as any reserves or other appropriate provisions as may be required by GAAP shall have been made therefor. HoldCo, the Company and each of their Subsidiaries shall not permit there to be asserted or proposed to be asserted any material Tax deficiency against HoldCo, the Company or any of the Subsidiaries or for which any of them may be liable, that is not reserved against on the financial books of HoldCo, the Company and the Subsidiaries.

     SECTION 4.5 MAINTENANCE OF PROPERTIES. HoldCo and the Company shall, and shall cause each of their Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear excepted) all properties and other assets useful or necessary to their business.

     SECTION 4.6 MAINTENANCE OF INSURANCE.

          (a) HoldCo and the Company shall, and shall cause each of their Subsidiaries to, maintain with financially sound and reputable insurance companies reasonably satisfactory to the Collateral Agent from time to time, insurance in at least such amounts, relative to the size of the assets and business of the Company and its Subsidiaries, of such character and against at least such risks, and with such risk retentions, as is usually maintained by companies engaged in the same or a similar business in the same general area.

          (b) Such insurance shall include:

               (i) "all risk" insurance, including landslides, windstorm and flood, for an amount per occurrence of not less than the full replacement cost of all assets that could reasonably be expected to be subject to any single risk occurrence, with a maximum deductible per occurrence under such policy that is available at reasonable cost, such amounts to be reasonably satisfactory to the Collateral Agent from time to time;


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               (ii) equipment and machinery breakdown insurance covering
     breakdown and resulting damage including towers, antennas, switches, computer equipment, amplifiers, rotating equipment such as generators and compressors as well as electrical equipment including transformers, switchgear and electrical apparatus, in each case for their full value;

               (iii) business interruption insurance covering risk of loss as a result of the cessation or material interruption of the business of the Company or any Subsidiary due to physical damage to the property required to be insured under Section 4.6(b)(i) and (ii), for an indemnity period of at least three months, and providing for the payment for the insured period of at least the gross revenues of the Company and its Subsidiaries from their largest revenue producing city for such insured period, less any non-continuing costs and expenses during the relevant indemnity period; and

               (iv) third-party liability, including liability insurance for bodily injury and property damage, having a reasonable limit available at a reasonable cost of not less than $5,000,000 per occurrence, with an aggregate for products liability of not less than $5,000,000, and with a cross-liability clause with respect to any operations of the Collateral or the Company or any Subsidiary.

          (c) The Company shall cause all liability insurance policies to name the Collateral Agent and all other Pari Passu Creditor Parties as an additional insured.

          (d) In addition to any requirements under the Collateral Documents,
(i) all property loss or damage insurance policies with respect to any assets of the Company or any of the Subsidiaries shall contain lenders' loss payable endorsements in favor of the Collateral Agent in form and substance satisfactory to it, which shall provide that all insurance proceeds in excess of $5,000,000 shall be payable directly to the Collateral Agent on behalf of all Pari Passu Creditor Parties, and (ii) all insurance policies shall (A) with respect to casualty policies, provide that no cancellation, reduction in amount or material adverse change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (B) insure the interests of the Pari Passu Creditor Parties regardless of any breach of or violation by the Company or any other Person of any warranties, declarations or conditions contained therein, and (C) provide that the Pari Passu Creditor Parties shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance or in connection with any representation or warranty made by the Company or any Subsidiary in connection with the obtaining of such insurance.

          (e) The Company shall furnish to the Collateral Agent and each Facility Agent within thirty days after each policy anniversary, or as requested by the Collateral Agent or any Facility Agent from time to time, certificates of insurance in respect of all insurance required to be maintained for the next term, stating the names of the insurance companies, the amounts of insurance, the dates of expiration thereof, the assets and risks covered thereby and otherwise demonstrating compliance with clauses (b), (c) and (d) of this Section
4.6. Such certificates shall (i) be executed by an authorized representative of each insurer, and (ii) certify that such insurance is fully paid for or payable by installment or otherwise not subject to cancellation by the insurer except as permitted hereby.


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          (f) Any payments received by the Company or any Subsidiary under any insurance policy with respect to an Event of Loss which payment is not required to be paid to the Collateral Agent shall be used by the Company or such Subsidiary to restore or repair the assets subject to the Event of Loss or reinvested into Additional Assets, in each case within 270 days after the receipt thereof.

     SECTION 4.7 FUTURE INFORMATION. The information in each document, certificate or written statement (other than those described in Sections 4.1(a) and (b)) required to be furnished to the Pari Passu Creditor Parties by or on behalf of the Company or any Subsidiary with respect to the business, assets, prospects, results of operations or financial condition of the Company, any Subsidiary or any other Company Party at the time of delivery thereof, will be true and correct in all material respects.

     SECTION 4.8 CONDUCT OF BUSINESS; COMPLIANCE WITH LAW AND OTHER CONTRACTUAL OBLIGATIONS.

          (a) The Company shall, and shall cause each of its Subsidiaries to engage only in Permitted Businesses, except for other businesses that are incidental thereto and constitute an insubstantial part of the business of the Company and the Subsidiaries taken as a whole.

          (b) HoldCo shall (i) not engage in any business other than owning the Capital Stock of the Company and activities incidental thereto, (ii) not enter into any contract (other than (A) a Pari Passu Financing Document, (B) a guaranty of the Company's obligations under any Permitted ICMS Debt, (C) guaranties of the Company's obligations under any real property leases; provided that the aggregate amount of HoldCo's Contingent Obligations in respect of such lease guaranties shall not exceed at any time $500,000 and (D) contracts entered into in the ordinary course of business as a holding company), and (iii) not have any employees or incur any Debt or any material other liability (other than under the Pari Passu Financing Documents, a guaranty of Permitted ICMS Debt and guaranties of the Company's obligations under any real property leases; provided that the aggregate amount of HoldCo's Contingent Obligations in respect of such lease guaranties shall not exceed at any time $500,000).

          (c) HoldCo and the Company shall, and shall cause each of their Subsidiaries to, conduct its business in compliance with all Applicable Law and all its Contractual Obligations, except to the extent any noncompliance could not reasonably be expected to have a Material Adverse Effect.

          (d) HoldCo shall cause the Company or at least one of the Subsidiary Guarantors (i) to be a party to and have the full benefit of each Material Contract referred to in clause (i) of the definition of "Material Contract,"
(ii) to own all assets purchased with the proceeds of any Pari Passu Debt, and
(iii) to own, have the right to use or, in the case of any other Material Contract, be a party to and have the full benefit of, all assets, including such other Material Contracts, as are necessary for the operation of the Project.

          (e) HoldCo and the Company will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations


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and liabilities (including, without limitation, tax liabilities, social security liabilities or retirement or pension fund liabilities and claims of materialmen, warehousemen and the like) which if unpaid might by law give rise to a Lien or have priority over any Lien of the Collateral Agent, except where the same are contested in good faith by appropriate action or proceedings that have the effect of preventing forfeitures or the sale of assets, and will maintain, and will cause each Subsidiary to maintain, in accordance with GAAP appropriate reserves for the accrual thereof.

     SECTION 4.9 CONSTRUCTION OF THE EXPANDED PROJECT; REPLACEMENT HARRIS SUPPLY AGREEMENT.

          (a) The Company will cause the development and construction of the Expanded Project to be conducted in a good and workmanlike manner, and in accordance with all Applicable Laws and Governmental Approvals (including the Mirror Authorizations, as amended), except to the extent any noncompliance could not reasonably be expected to have a Material Adverse Effect.

          (b) The Company shall, at least ninety days prior to the termination of the Harris Supply Agreement, enter into a replacement supply agreement for the Harris Supply Agreement which shall provide for the supply to the Company of equipment and services similar in nature to those provided under the Harris Supply Agreement, including point-to-point microwave technology and equipment, having the specifications and in the quantities required by the Business Plan for the period after the expiration of the Harris Supply Agreement (the "Replacement Harris Supply Agreement"). In addition, at such time, the Company shall also enter into a financing agreement equivalent in all material respects to the Harris Note Purchase Agreement with the supplier under the Replacement Harris Supply Agreement which shall provide for the financing, either through the extension of loans or the purchase of notes having a aggregate principal amount of not less than $22,000,000, of the technology and equipment to be provided under the Replacement Harris Supply Agreement (the "Replacement Harris Financing Agreement") and each of the creditor parties thereunder shall become a Pari Passu Creditor Party under this Agreement by means of the agent under the Replacement Harris Financing Agreement executing an Accession Agreement.

     SECTION 4.10 GUARANTIES AND COLLATERAL.

          (a) The Pari Passu Obligations shall (and the obligations under any Hedging Contracts providing for the transfer or mitigation of interest rate risk with respect to the Pari Passu Obligations may) at all times be secured by first priority Liens in favor of the Collateral Agent on all assets, real and personal, of HoldCo, the Company and its Subsidiaries, subject to the collateral sharing arrangements set forth in Section 9.6 hereof and the limitations set forth in this Section and the Collateral Documents.

          (b) Promptly after the earlier of January 1, 2002 and the date such grant shall become legal under Brazilian law and the terms of the Mirror Authorizations, whether as a result of a change in law, an amendment to the Mirror Authorizations or otherwise, the Company shall deliver to the Collateral Agent such additional documents, and take such other steps, as may be necessary or requested by the Collateral Agent to grant a first priority security interest in the Mirror Authorizations to the Collateral Agent for the benefit of the Secured Parties.


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          (c) Within 10 days after the end of each Fiscal Quarter (or with respect to accounts receivable, Cash Equivalents, Intercompany Debt and Shareholder Loans ("Receivables Assets") within 10 days after the end of each calendar month), the Company shall deliver to the Collateral Agent:

               (i) a listing, certified as true, accurate and complete by a Senior Officer of the Company, of all equipment, all accounts (including accounts receivable), all Material Contracts, all Intellectual Property Rights, general intangibles and other personal property or fixtures in which the Company or any Subsidiary acquired an interest, and all Shareholder Loans and other loans made by Affiliates to the Company, during the immediately preceding Fiscal Quarter (or, with respect to Receivables Assets, calendar month); and

               (ii) amendments to the relevant Collateral Documents or other documents, executed by the appropriate Company Party, in the form described in such Collateral Documents and otherwise in form and substance satisfactory to the Collateral Agent, as may be necessary to be signed by such party, filed, recorded or registered with any Governmental Authority in order to create in such personal property or fixtures constituting Collateral a valid, enforceable and first priority Lien in favor of the Collateral Agent for the benefit of the Secured Parties or as may otherwise be requested by the Collateral Agent (or, in the case of the Proceeds Account Pledge Agreements, in favor of the respective Proceeds Collateral Agent, for the benefit of the respective Proceeds Secured Parties or as may otherwise be requested by the Proceeds Collateral Agent);

provided, that (A) the listing and amendments in respect of the Company Equipment Pledge Agreement or any Subsidiary Equipment Pledge Agreement required to be delivered pursuant to clauses (i) and (ii) on any date need not contain or cover equipment and other assets with book value of less than $50,000 per item, up to an aggregate book value of $5,000,000 for the Company and the Subsidiaries, taken as a whole, provided further, however, that this clause (A) shall not apply to any equipment or other asset from time to time acquired under or pursuant to any Supply Agreement (including civil works required in connection with any Supply Agreement) or without which the functioning of the fixed switched telephony network of the Company and its Subsidiaries would be materially adversely affected (including customer premise equipment not otherwise excluded from the Collateral), and (B) if the Company, since the date of the last amendment to the Collateral Documents required pursuant to clause
(ii) above, has, in the aggregate, incurred Pari Passu Debt in excess of $25,000,000 under the Pari Passu Financing Agreements, the Company shall comply with the requirements of clauses (i) and (ii) above within 30 days of exceeding such amount.

          (d) Upon acquisition or lease by the Company or any of the Subsidiaries during any Fiscal Quarter of (i) any switch site, call center, data center or billing center or (ii) any other Real Property (other than cell site leases) with a book or Fair Market Value in excess of $100,000, the Company, within 10 days after the end of such Fiscal Quarter, shall (1) execute and deliver, or shall cause such Subsidiary to execute and deliver, to the Collateral Agent a Mortgage or other Pari Passu Collateral Document in respect of such Real Property in form and substance satisfactory to the Collateral Agent, and (2) cause such Mortgage or other Pari Passu


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                                       61

Collateral Documents to be filed, recorded or registered with any Governmental Authority as necessary in order to create in such Real Property a valid, enforceable and first priority Lien in favor of the Collateral Agent for the benefit of the Secured Parties, provided, that if the Company, since the last date upon which any filing, recording or registration of any Mortgage or other Collateral Document as necessary pursuant to this Section 4.10(d) was made, has, in the aggregate, incurred Pari Passu Debt in excess of $25,000,000 under the Pari Passu Financing Agreements, the Company shall comply with the requirements of this Section 4.10(d) within 30 days of exceeding such amount. The Company and such Subsidiary, at their own expense, shall execute and deliver, or cause to be executed and delivered, and thereafter cause to be registered, filed or recorded with the appropriate Governmental Authority, any and all documents and instruments deemed by the Collateral Agent to be necessary or desirable for the creation, perfection or first priority of the Liens referred to in paragraphs
(c) and (d) and shall pay all Taxes and fees related to such registration, filing or recording.

          (e) When entering into any Material Contract, the Company shall, and shall cause each Subsidiary to, use commercially reasonable efforts to obtain a Consent to Assignment, duly executed by the other party to the Material Contract, and deliver the same to the Collateral Agent, provided that with respect to any agreements with Affiliates of the Company, the Company shall obtain a Consent to Assignment, duly executed by the other party to the Material Contract, and deliver the same to the Collateral Agent.

          (f) Within twenty days after the creation or acquisition after the date hereof of any Wholly-Owned Subsidiary, the Company shall cause such Subsidiary to execute and deliver to the Collateral Agent a Subsidiary Guaranty, the Subsidiary Security Agreements, a Mortgage, and such other Pari Passu Collateral Documents, and record, register or file such documents, in each case as may necessary or requested by the Collateral Agent to create first priority Liens in all assets of such Subsidiary, as the Collateral Agent or the Pari Passu Creditors may request and the Company shall grant, or cause to be granted, a first priority Lien on all of the issued and outstanding Capital Stock of such Subsidiary pursuant to a Company Pledge Agreement or Subsidiary Pledge Agreement, in each case in form and substance satisfactory to the Collateral Agent.

          (g) The standard form lease agreement of the Company and the Subsidiaries pursuant to which such Company Party leases facilities or portions of facilities, including cell sites ("Leased Facilities"), at which any Collateral will be located (a "Lease") shall include a form of Consent and Waiver and the Company shall use commercially reasonable efforts to cause such provisions to be contained in each Lease executed after November 4, 1999 when executed. The Company Parties shall further use commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from each mortgagee holding a Lien on any Leased Facilities and each ground lessor with respect to the Leased Facilities, which shall be in form and substance reasonably satisfactory to the Collateral Agent.

          (h) The Company and each of the Subsidiaries shall enter into and shall use its best efforts to cause each bank with which the Company or such Subsidiary maintains a deposit account (the "Depository Bank") to enter into a Deposit Account Agreement with the Collateral Agent pursuant to which such Depository Bank will (i) acknowledge that the Collateral Agent, for the benefit of the Secured Parties, has been granted a first-priority security interest in and to


                             Common Terms Agreement
all credit rights of the Company against the Depository Bank in respect of funds from time to time deposited by the Company or the Subsidiary into each deposit account held by such Depository Bank, (ii) agrees that, upon notice from the Collateral Agent that an Event of Default has occurred, the Depository Bank (A) will not make any disbursements from any deposit account except in accordance with written instructions from the Collateral Agent and (B) if so directed by the Collateral Agent, will transfer all amounts in such accounts to the Cash Collateral Account, (iii) waive and agree not to assert, claim or exercise any right of set-off, bankers' lien or similar right with respect to any deposit account or the funds from time to time deposited therein and (iv) agree not to revoke the agreements set forth in the Deposit Account Agreement at any time that any deposit account is maintained by the Company or any Subsidiary at the Depository Bank without the prior written consent of the Collateral Agent.

          (i) Concurrently with the establishment of any brokerage account with respect to any Cash Equivalents (other than any Cash Equivalents held in the Note Proceeds Accounts, to which clause (l) and not this clause (i) shall apply), the Company shall (i) cause the broker with which such account is established to execute and deliver to the Collateral Agent a custodial account agreement, in form and substance satisfactory to the Collateral Agent, pursuant to which the broker will acknowledge that the Collateral Agent has a valid, enforceable and first priority security interest in the Cash Equivalents from time to time deposited in the brokerage account and agreeing that, upon notice from the Collateral Agent that an Event of Default has occurred, such broker shall cause the Cash Equivalents deposited in the brokerage account to be transferred to a custodial account over which the Collateral Agent shall have sole dominion and control and (ii) execute and deliver to the Collateral Agent an irrevocable power of attorney with respect to the brokerage account in form and substance reasonably satisfactory to the Collateral Agent. Immediately upon the acquisition by the Company of any Cash Equivalents having, either individually or in the aggregate, either a face amount or Fair Market Value in excess of $25,000,000, and not later than thirty (30) days after acquisition of any other Cash Equivalent held in excess of thirty (30) days, the Company shall cause a Cash Collateral Pledge Agreement with respect to any such Cash Equivalent to be filed, recorded or registered with any Governmental Authority in order to create in such Cash Equivalent (if then in existence) a valid, enforceable and first priority Lien in favor of the Collateral Agent for the benefit of the Secured Parties or as may otherwise be requested by the Collateral Agent.

          (j) Concurrently with the receipt by or for the account of the Company or any Subsidiary of Non-Cash Proceeds of any Asset Disposition, the Company shall promptly perform or cause to be performed all actions the Collateral Agent considers necessary or advisable to grant, create, perfect and maintain perfected a first priority security interest in such Non-Cash Proceeds in favor of the Collateral Agent for the benefit of the Secured Parties.

          (k) If during any Fiscal Quarter the Company or any Subsidiary enters into any Material Contract or Lease as to which a Consent to Assignment or Consent and Waiver is not being obtained, or that is subject to any legal or contractual restriction that would prevent a first priority Lien to be created in favor of the Collateral Agent for the benefit of the Secured Parties or that would limit or restrict the ability of the Collateral Agent on behalf of the Secured Parties from legally or practically exercising or enforcing their rights to foreclose upon or transfer to a third party upon such foreclosure any part of such Collateral or that would in any material respect hinder or limit the value of the Collateral upon such foreclosure or transfer, the


                             Common Terms Agreement

Company shall, within 10 days after the end of such Fiscal Quarter, notify the Collateral Agent of such occurrence.

          (l) Upon the receipt by the Company of any proceeds of any issuance of Notes pursuant to any Note Purchase Agreement not immediately used for the purposes set forth in clause (A) or (B) of the proviso to Section 2.2(a) of such Note Purchase Agreement, the Company shall (i) promptly make Investments in (I) marketable direct obligations issued by the Government of Brazil, the Central Bank or any agency thereof and backed by the full faith and credit of the Government of Brazil, in each case that (x) mature within ninety days from the date of acquisition thereof, (y) are indexed to or denominated in Dollars, and
(z) are reasonably satisfactory to the Purchaser Parties specified in the respective Note Purchase Agreement, or (II) certificates of deposit, in each case that (u) mature within ninety days from the date of acquisition thereof,
(v) are subject to a swap agreement that has the effect of indexing the principal amount thereof to Dollars that is with a counterparty acceptable to the Purchaser Parties specified in the respective Note Purchase Agreement and
(w) is issued by a financial institution reasonably acceptable to the Purchaser Parties specified in the respective Note Purchase Agreement and (ii) at all times hold such excess or Cash Equivalents in which such excess cash is invested in Proceeds Accounts (each of which Proceeds Accounts will hold only the excess proceeds from one of the Note Purchase Agreement) with a broker that shall be acceptable to the Purchaser Parties specified in the respective Note Purchase Agreement to the extent provided therein and with respect to which the Company has (1) delivered a power of attorney in form and substance acceptable to the respective Initial Facility Agent and the Purchaser Parties specified in the respective Note Purchase Agreement and (2) executed and delivered Proceeds Account Pledge Agreements pursuant to which the credit rights of the Company (if such Proceeds Account is a deposit account) and the Cash Equivalents held in each such Proceeds Account are pledged to the respective Proceeds Collateral Agent for the ratable benefit of the Purchaser Parties under the respective Note Purchase Agreement, which Proceeds Account Pledge Agreement has been filed, recorded or registered with each relevant Governmental Authority. Notwithstanding anything herein to the contrary, each Proceeds Account will be Collateral only for the respective Note Purchase Agreement and shall not constitute Common Collateral or collateral for any other Note Purchase Agreement or any other Pari Passu Financing Agreement.

     SECTION 4.11 SUBORDINATION OF INTERCOMPANY DEBT AND AFFILIATE AGREEMENTS. The Company shall cause (a) all Intercompany Debt, (b) all Debt owed by the Company or any Subsidiary to the Parent Shareholders, the Shareholders, or HoldCo, or any of their respective Affiliates (other than Debt owed under the Qualcomm/Ericsson Note Purchase Agreement), and (c) all payment obligations under Affiliate Agreements to be subordinated to the Pari Passu Obligations pursuant to the terms of the Intercompany Debt Subordination Agreement or the Shareholder Pledge Agreement, as the case may be.

     SECTION 4.12 INTEREST RATE PROTECTION. The Company shall maintain a prudent hedging program protecting against interest rate fluctuations with respect to the Pari Passu Financings and all other Debt of the Company and the Subsidiaries bearing interest at a floating rate outstanding from time to time.

     SECTION 4.13 ENVIRONMENTAL COMPLIANCE. The Company shall comply, and shall cause its Subsidiaries to comply, in all material respects with all Environmental Requirements


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                                       64
and shall not cause or permit to exist on any Real Property any Hazardous Materials, unless the presence of such materials is necessary or desirable for the conduct of the business of the Company and its Subsidiaries, all necessary Governmental Approvals for such activity have been obtained and there is no material risk that any Material Environmental Damages could result from such activity.

     SECTION 4.14 YEAR 2000 COMPLIANCE. The Company shall use commercially reasonable efforts to ensure that all internal information systems and other computer systems and equipment of the Company and its Subsidiaries will be Year 2000 Compliant, except to the extent that any failure of such systems and equipment to be Year 2000 Compliant would not reasonably be likely to result in a Material Adverse Effect. The Company will promptly notify the Collateral Agent in the event the Company discovers or determines that any computer application that is material to its or any of the Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis.

     SECTION 4.15 REGISTRATION OF PRIOR APPROVALS, ETC. Within 30 days after a disbursement of a Pari Passu Financing under any of the Pari Passu Financing Agreements to the Company pursuant to a Prior Approval, the Company shall register the applicable Prior Approval with the Central Bank together with all relevant foreign exchange contracts in order to obtain a Certificate of Registration and shall provide the Collateral Agent with satisfactory evidence of such registration. In addition, the Company shall maintain in full force and effect all Central Bank approvals and authorizations required in respect of payment of interest, principal and any other amounts due under the Pari Passu Financing Agreements and shall seek and obtain all further approvals and authorizations that are necessary to maintain the effect of such approvals and authorizations on terms and conditions no less favorable than those in effect on the Closing Date.

     SECTION 4.16 FURTHER ASSURANCES.

          (a) Each Company Party will, at the Company's sole cost and expense, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment and transfers as the Collateral Agent shall from time to time reasonably request, which may be necessary in the reasonable judgment of such Agent from time to time to assure, perfect, convey, assign and transfer to the Collateral Agent the property and rights conveyed or assigned pursuant to the Pari Passu Collateral Documents (or, in the case of the Proceeds Account Pledge Agreements, to the respective Proceeds Collateral Agent the property and rights conveyed or assigned pursuant thereto).

          (b) The Company will not, and will not permit any of its Subsidiaries to, enter into or become subject to any agreement which would impair their ability to comply, or which would purport to prohibit them from complying, with the provisions of this Section or Section 4.10.

          (c) The Company shall use commercially reasonable efforts to obtain all further approvals and authorizations that are necessary to permit all payments from time to time required under the Pari Passu Financing Documents, including Mandatory Prepayments,


                             Common Terms Agreement

Mandatory Repurchases and Mandatory Partial Repurchases and payments due upon acceleration.

          (d) The Company shall use its best efforts to cause, as promptly as practicable, one fully executed original of each of the Note Documents set forth in Part A of Schedule 2.3 to be translated into the Portuguese language by a sworn translator.

          (e) The Company shall, and shall cause each other Company Party, to pursue diligently immediately after the Closing Date any matter set forth on
Schedule 2.3 and to resolve any such matter by the date set forth opposite thereto on Schedule 2.3.

                                   ARTICLE 5.

                        NEGATIVE COVENANTS OF THE COMPANY

     So long as any portion of the Pari Passu Commitments is in effect or any Pari Passu Obligations remain unpaid or have not been performed in full:

     SECTION 5.1. LIENS. The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any asset of the Company or any of the Subsidiaries, or any income or profits therefrom, whether now owned or hereafter acquired, except:

          (a) Liens securing the Obligations;

          (b) Existing Liens;

          (c) (i) Liens for taxes, assessments or charges of any Governmental Authority for claims that are not material and are not yet due or are being contested in good faith by appropriate proceedings, which have the effect of preventing forfeiture or sale of the assets to which such Liens attach, and, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, bankers and other Liens imposed by law for amounts that are not material and that are not overdue by more than thirty days or that are being contested in good faith by appropriate proceedings which have the effect of preventing forfeiture or sale of the assets to which such Liens attach, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iii) easements, rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded); (iv) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions; and
(v) leases or subleases granted in the ordinary course of business to others not materially interfering with the business of the Company or any of the Subsidiaries;

          (d) Liens on assets securing Permitted CPE Financing or Purchase Money Debt permitted to be incurred or assumed pursuant to Section 5.2(a)(iii) or (ix) (including any interest or title of a lessor under any Capitalized Lease or any Operating Lease arising out of a


                             Common Terms Agreement

Sale and Leaseback Transaction), provided that any such Lien does not encumber any property other than the assets acquired with the proceeds of such Debt;

          (e) Pari Passu Liens securing Pari Passu Obligations (other than the Obligations) in respect of Other Pari Passu Debt otherwise permitted to be incurred pursuant to Section 5.2(a)(i);

          (f) Liens existing on assets of any Person at the time such Person becomes a Subsidiary, provided that (i) such Lien was not created in contemplation of such Person becoming a Subsidiary, and (ii) such Lien does not encumber any assets other than the assets subject to such Lien at the time such Person becomes a Subsidiary;

          (g) Liens securing Debt under Interest Hedge Agreements, to the extent such Debt thereunder is permitted to be secured by Section 5.2(a)(viii);

          (h) any Lien securing Permitted Refinancing Debt constituting a renewal, extension, refunding, refinancing or replacement of any Existing Lien or any Lien permitted by Section 5.1(e), 5.1(f) or 5.1(g), provided that (i) the amount of Debt or other obligation secured by such renewal, extension, refunding, refinancing or replacement Lien does not exceed the amount of the Debt or other obligation renewed, extended, refunded, refinanced or replaced by such Permitted Refinancing Debt, unless such excess is otherwise permitted hereby at the time of the extension, renewal, refunding, refinancing or replacement, (ii) the average weighted maturity of such Debt or other obligation is not shortened and (iii) such Lien is limited to all or a part of the property subject to the Lien extended, renewed, refunded, refinanced or replaced; and

          (i) other Liens incidental to the conduct of the business or the ownership of the assets of the Company or any of the Subsidiaries that (i) were not incurred in connection with borrowed money or other Debt, (ii) do not in the aggregate materially detract from the value of the assets subject thereto or materially impair the use thereof in the operation of such business and (iii) do not secure obligations aggregating in excess of $1,000,000.

     SECTION 5.2. DEBT.

          (a) The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, create, incur, assume, guaranty, or otherwise become or remain liable with respect to, any Debt, except, subject to
Section 5.2(b):

               (i) the Obligations, Funding Gap Financing and Exchange Debt (and any Permitted Refinancing Debt in respect of any of the foregoing), provided that the aggregate principal amount of all such Debt does not exceed [***] at any time outstanding;

               (ii) Existing Debt (other than Other Pari Passu Debt or Purchase Money Debt), provided that all such Existing Debt is repaid on the Closing Date out of the proceeds of Notes issued on such date;

               (iii) Purchase Money Debt (including Capitalized Leases and Attributable Debt arising out of a Sale and Leaseback Transaction) and any Permitted


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                             Common Terms Agreement
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


     Refinancing Debt in respect of any of the foregoing, provided that the aggregate outstanding principal amount of all such Debt does not exceed (A) prior to December 31, 2002, [***] and (B) after December 31, 2002, [***];

               (iv) Debt of the Company under the Working Capital Facility;

               (v) Intercompany Debt (i) of the Company to any Subsidiary Guarantor or (ii) of a Subsidiary to the Company or a Subsidiary Guarantor, to the extent otherwise permitted hereunder and in compliance with Sections 4.10, 4.11 and 5.4, provided that such Intercompany Debt is evidenced by promissory notes pledged and delivered to the Collateral Agent for the benefit of the Secured Parties;

               (vi) Contingent Obligations of any Subsidiary Guarantor in the form of guaranties of Other Pari Passu Debt of the Company that is otherwise permitted under this Section 5.2;

               (vii) Shareholder Loans;

               (viii) unsecured Debt under (A) Interest Hedge Agreements; provided, however, the Debt thereunder may be secured (i) by the Collateral (but no other assets of the Company and the Subsidiaries), if such Debt is owed to a Swap Lender and constitutes a part of the Pari Passu Obligations or (ii) by the same collateral as secures the Debt to which such Interest Hedge Agreement relates (but no other assets of the Company and the Subsidiaries), if the Debt to which the Interest Hedge Agreement relates is permitted by Section 5.1 to be secured and (B) Currency Hedge Agreements contemplated by Section 4.10(l);

               (ix) Permitted CPE Financing in an aggregate principal amount at any time outstanding not to exceed (i) through December 31, 2000, [***] (ii) from January 1, 2001 through December 31, 2001, [***] and, (iii) after December 31, 2001, [***] and

               (x) Permitted ICMS Debt.

          (b) Notwithstanding anything herein to the contrary, the aggregate principal amount of Debt at any time outstanding pursuant to clauses (iii), (iv) and (ix) of Section 5.2(a) shall not exceed [***].

          (c) For purposes of determining compliance with the foregoing Section 5.2(a), (i) in the event that an item of Debt meets the criteria of more than one of the types of Debt described above, the Company, at its discretion, will classify such item of Debt at the time of its incurrence and will only be required to include the amount and type of such Debt in one of the above clauses and (ii) an item of Debt may be divided and classified from time to time in more than one of the types of Debt described above.

     SECTION 5.3. RESTRICTED PAYMENTS. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, declare, pay or make, or agree to declare, pay or make, any

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement

Restricted Payment, except for dividends, distributions or payments by any Subsidiary to any Subsidiary Guarantor or the Company.

     SECTION 5.4. INVESTMENTS AND ACQUISITIONS. The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, make or own any Investment or Acquisition, except:

          (a) Investments in Cash Equivalents;

          (b) (i) security deposits, advance payments and trade credits extended by the Company or any Subsidiary on usual and customary terms in the ordinary course of business, and (ii) advances by the Company or any Subsidiary to employees for moving, relocation and travel expenses, drawing accounts and similar expenditures in the ordinary course of business and not to exceed $200,000 at any time outstanding;

          (c) Investments by the Company or any of the Subsidiary Guarantors in any Subsidiary Guarantor, provided that (i) the aggregate amount of all such Investments in Subsidiary Guarantors does not exceed [***] at any time, and (ii) if any such Investment is in the form of Intercompany Debt, Section 4.11 is complied with;

          (d) Investments in Hedging Contracts as contemplated by Section 4.12 and as permitted by Sections 5.2(a)(viii) and 5.16;

          (e) Investments in Vesper Cayman SPV or any other single purpose, bankruptcy-remote entity if such entity substantially concurrently uses the proceeds of any such Investment to make a payment under any Pari Passu Financing Agreement; and

          (f) any Investments not otherwise permissible hereunder (including Investments in Non-Cash Proceeds of permitted Asset Dispositions but excluding Investments in Vesper Cayman SPV); provided that the aggregate amount of such Investments, in the aggregate, does not exceed (i) on or prior to December 31, 2000, [***] (ii) after December 31, 2000 and on or prior to December 31, 2002, [***] or (iii) after December 31, 2002, [***] at any time outstanding.

     SECTION 5.5. OPERATING COVENANTS.

          (a) MINIMUM ANNUALIZED REVENUES. The Company will not permit Annualized Revenues as of the last day of any Fiscal Quarter set forth on
Schedule 5, determined on a consolidated basis, to be less than the amount set forth opposite such Fiscal Quarter in column A of Schedule 5.

          (b) SUBSCRIBERS. The Company will not permit the total number of Subscribers as of the end of any Fiscal Quarter set forth on Schedule 5 to be less than the number set forth opposite such Fiscal Quarter in column B of
Schedule 5.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement

     SECTION 5.6. FINANCIAL COVENANTS.

          (a) SENIOR DEBT TO TOTAL CAPITALIZATION. The Company will not permit the ratio of Senior Debt to Total Capitalization, determined on a consolidated basis:

               (i) to exceed, if any Exchange Debt is issued before December 31, 2002, the Target Ratio at any time from the date of issuance of such Exchange Debt through December 31, 2002; and

               (ii) to exceed [***] at any time after December 31, 2002.

For purposes of the foregoing, "TARGET RATIO" means the ratio of Senior Debt to Total Capitalization determined pursuant to the terms of the Exchange Debt Agreement, which shall not be less than [***].

          (b) TOTAL DEBT TO TOTAL CAPITALIZATION. The Company will not permit the ratio of Total Debt (other than Qualifying Shareholder Loans) to Total Capitalization, determined on a consolidated basis, to exceed [***] at any time on or before December 31, 2002.

          (c) TOTAL DEBT TO ANNUALIZED EBITDA. The Company will not permit the ratio of (i) Total Debt (other than Qualifying Shareholder Loans) outstanding on the last day of any Fiscal Quarter ending on any date set forth on Schedule 5, determined on a consolidated basis, to (ii) Annualized EBITDA at such date, determined on a consolidated basis, to be greater than the ratio set forth opposite such date in column C of Schedule 5.

          (d) EBITDA TO INTEREST EXPENSE. The Company will not permit the ratio of (i) EBITDA for the two consecutive Fiscal Quarters ending on any date set forth on Schedule 5, determined on a consolidated basis, to (ii) Interest Expense for such two consecutive Fiscal Quarters, determined on a consolidated basis, to be less than the ratio set forth opposite such date in column D of
Schedule 5.

          (e) EBITDA TO FIXED CHARGES. The Company will not permit the ratio of
(i) EBITDA for the two consecutive Fiscal Quarters ending on any date set forth on Schedule 5, determined on a consolidated basis, to (ii) Fixed Charges for such two consecutive Fiscal Quarters, determined on a consolidated basis, to be less than the ratio set forth opposite such date in column E of Schedule 5.

          (f) MAXIMUM CAPITAL EXPENDITURES. The Company will not permit Capital Expenditures during any Fiscal Year ending on any date set forth on Schedule 5 to exceed the amount set forth opposite such period in column F of Schedule 5. For purposes of this Section 5.6(f), Capital Expenditures for any period denominated in Reais shall be converted into Dollars by applying the Average Conversion Factor for such period to such expenditures. To the extent the amount set forth in the table for any period is not used in such period, 100% of the unused portion of such amount may be used in the immediately succeeding period, without carryforward to any subsequent period. Any use in any period shall be attributable (i) first, to the amount of any carryforward and (ii) second, to the amount permitted for such period.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement
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     SECTION 5.7. RESTRICTION ON FUNDAMENTAL CHANGES. The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, enter into any merger, consolidation, reorganization or recapitalization, reclassify its Capital Stock, liquidate, wind up or dissolve or sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its or their business or assets, whether now owned or hereafter acquired, provided that as long as no Default or Event of Default shall exist after giving effect to such merger, consolidation or sale, any of the Subsidiaries may be merged or consolidated with or into the Company or any Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or substantially all of its business or assets may be sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Company or any Subsidiary Guarantor.

     SECTION 5.8. ASSET DISPOSITIONS; EVENT OF LOSS.

          (a) The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, make or agree to make, any Asset Disposition (other than an Event of Loss), unless:

               (i) no Default or Event of Default then exists or would result therefrom;

               (ii) the Asset Disposition does not involve the Mirror Authorizations and is otherwise permissible under Sections 5.7 and 5.11;

               (iii) the Company or any of the Subsidiaries involved in such Asset Disposition, as applicable, receives aggregate consideration at least equal to the Fair Market Value of the assets subject to such Asset Disposition, and such consideration is either in the form of cash or Non-Cash Proceeds otherwise permitted by Section 5.4(f), provided any such Non-Cash Proceeds are subject to a first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties as required by Section 4.10(j);

               (iv) not less than 15 days prior to the date on which the Company or any of its Subsidiaries anticipates that an Asset Disposition shall occur (or, with respect to any Asset Disposition for which the Company or any of the Subsidiaries anticipates the receipt of aggregate consideration with a Fair Market Value of less than $10,000,000, within 60 days after the end of each Fiscal Quarter), the Company shall provide to each of the Pari Passu Agents and the Pari Passu Creditors (A) notice of such event, (B) a certificate of a Senior Officer setting forth (1) a good faith estimate of the portion of the Net Cash Proceeds thereof that will be reinvested or tendered for prepayment in accordance with Section 5.8(a)(v)(A), if applicable, (2) a description of such Asset Disposition and any Non-Cash Proceeds in reasonable detail, (3) the date or scheduled date of such Asset Disposition, and (4) a certification that such Asset Disposition complies (or complied) with the provisions of this Section 5.8, and (C) a certificate by its Chief Financial Officer demonstrating that the Company and its Subsidiaries are (or were) in compliance with the Financial and Operating Covenants, giving pro forma effect to such Asset Disposition; and


                             Common Terms Agreement
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


               (v) the Company:

                    (A) causes that portion of the Net Cash Proceeds thereof that is identified in such notice as being reinvested pursuant to this clause (A),

                         (1) in the case of any Asset Disposition for which the
               Company or any of the Subsidiaries receives Gross Cash Proceeds in excess of $5,000,000, on the closing date of such Asset Disposition, to be deposited into a Cash Collateral Account with, and subject to a valid, enforceable and first priority pledge to, the Collateral Agent to secure the Pari Passu Obligations as provided in the Pari Passu Collateral Documents and Section 4.10 (with amounts from time to time contained in the Cash Collateral Account (together with any investment earnings thereon) being invested and reinvested in Cash Equivalents subject to a valid, enforceable and first priority pledge in favor of the Collateral Agent as set forth in the Cash Collateral Pledge Agreement and
               Section 4.10), in each case until reinvested or used to prepay or repurchase the Pari Passu Financings, in accordance with clause
               (B) below, and

                         (2) to be reinvested into Additional Assets within 180
               days after the consummation of such disposition, and

                    (B) causes the balance of any such Net Cash Proceeds remaining after such reinvestment period, or that the Company otherwise elects not to reinvest, and any Cash Equivalents in which such amounts may from time to time be invested and any income thereon (collectively, the "Asset Disposition Prepayment Amount"), to be applied to prepay or repurchase the Pari Passu Obligations as provided in Article 8 hereof and the Pari Passu Financing Agreements; and

               (vi) in the case of an Asset Disposition involving any Collateral, such transaction satisfies the conditions for release of such Collateral under the respective Collateral Documents and the respective Pari Passu Financing Agreements (which may, among other possible conditions, require the prior written consent of the Pari Passu Creditors).

          (b) In the case of any Event of Loss,

               (i) other than with respect to any Event of Loss which is not an Expropriation Event and the Fair Market Value of the assets subject to which Event of Loss (other than an Expropriation Event) is $5,000,000 or less, promptly upon receipt, the Company shall cause the Net Cash Proceeds of such Event of Loss to be deposited into the Cash Collateral Account with and pledged to the Collateral Agent to secure the Pari Passu Obligations as provided in the Pari Passu Collateral Documents and Section 4.10, in each case until reinvested or used to prepay the Pari Passu Financings or otherwise applied as provided herein; and


                             Common Terms Agreement

               (ii) the Company shall:

                    (A) if such Event of Loss is not an Expropriation Event and the Fair Market Value of the assets subject to such Event of Loss (other than an Expropriation Event) is $25,000,000 or less, or the Collateral Agent and the Required Pari Passu Creditors shall so agree in writing, cause the Net Cash Proceeds of such Event of Loss, and any Cash Equivalents in which such amounts may from time to time be invested and any income thereon (collectively, the "Event of Loss Application Amount"), to be used to restore or repair the assets subject to such Event of Loss or reinvested into Additional Assets, in each case within 270 days after the receipt thereof, or

                    (B) if clause (A) does not apply, or if there remains a balance of any such Net Cash Proceeds after such reinvestment period, or if the Company so elects, cause such Net Cash Proceeds and the balance of the Event of Loss Application Amount to be applied to prepay or repurchase the Pari Passu Obligations as provided in Article 8 hereof and the Pari Passu Financing Agreements.

          (c) Notwithstanding anything in this Section 5.8 or the definition of "Asset Disposition" or "Event of Loss" to the contrary, if any sale, transfer or other disposition of any asset or assets of the Company or any of the Subsidiaries, or any Event of Loss, that otherwise would not result in any obligation to use the proceeds thereof to make a Mandatory Prepayment under the Pari Passu Financing Agreements, gives rise to a requirement to prepay, redeem, purchase, defease or otherwise satisfy or retire any Debt (other than Pari Passu Debt or Purchase Money Debt permitted to be outstanding under Section 5.2) under any agreement or document pursuant to which such Debt is outstanding, then, notwithstanding any other provision of this Agreement, (a) such disposition shall constitute an "Asset Disposition" or "Event of Loss," as applicable, (b) all Net Cash Proceeds thereof shall constitute Asset Disposition Prepayment Amounts or Event of Loss Application Amount, (c) all Non-Cash Proceeds shall be pledged to the Collateral Agent as required by Section 4.10(j) and (d) promptly upon receipt thereof, such proceeds shall be applied to make a Mandatory Prepayment pursuant to Article 8 hereof and the Note Purchase Agreements. Any such Mandatory Prepayment shall be required to be made, whether or not any such prepayment, redemption, purchase, defeasance or other satisfaction or retirement is then permissible under Section 5.11 and without waiving any Default or Event of Default that would result therefrom under such Section.

          (d) All amounts from time to time deposited into the Cash Collateral Account pursuant to this Section 5.8 shall be released to the Company upon submission to the Collateral Agent of a certificate by a Senior Officer of the Company to the effect that such amounts will be used substantially contemporaneously with such release for the purposes permitted by this Section
5.8 and the other Pari Passu Financing Documents.

          (e) The Company shall not and shall cause the Subsidiaries not to agree to any settlement or compensation with respect to any Expropriation Event without the prior written consent of the Collateral Agent and all Pari Passu Creditors.


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     SECTION 5.9. SALES OF RECEIVABLES. The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, sell with or without recourse, discount (except in the ordinary course of business to resolve disputes with customers) or otherwise sell for less than the face value thereof or for consideration other than cash, any of its accounts, instruments, chattel paper, general intangibles for the payment of money or other receivables.

     SECTION 5.10. SALE AND LEASEBACK. The Company will not, and will not permit any Subsidiary to, enter into any Sale and Leaseback Transaction unless:

          (a) no Default or Event of Default then exists;

          (b) the Company or such Subsidiary would be entitled to

               (i) incur Debt in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction pursuant Section 5.2; and

               (ii) incur a Lien to secure such Attributable Debt pursuant to
     Section 5.1;

          (c) the consideration received by the Company or such Subsidiary in connection with such Sale and Leaseback Transaction is at least equal to the Fair Market Value of the assets or property subject thereto; and

          (d) the transfer of such assets or property is permitted by Section 5.8, and to the extent required by Section 5.8, the Company applies the proceeds of such transaction in compliance with Section 5.8;

provided that the aggregate principal amount of all Attributable Debt arising from such Sale and Leaseback Transactions does not exceed [***] at any time outstanding.

     SECTION 5.11. TRANSACTIONS WITH AFFILIATES.

          (a) The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, enter into any transaction (including the transfer or lease of any property or the rendering of any service but excluding any transactions pursuant to the Qualcomm/Ericsson Note Purchase Agreement, an "Affiliate Transaction") with any Shareholder, Parent Shareholder or any Affiliate of the Company, any of the Subsidiaries, any Shareholder, or any Parent Shareholder, unless such transaction is on fair and reasonable terms no less favorable to the Company or any of the Subsidiaries than those terms that might be obtained at the time in a comparable arm's length transaction with a Person who is not an Affiliate of the Company or, if such transaction is not one that by its nature could be obtained from such other Person, is on fair and reasonable terms and was negotiated in good faith, provided that this Section
5.11 shall not restrict (1) dividends, distributions and other payments and transfers on account of the Capital Stock of the Company or any of the Subsidiaries otherwise permitted by Section 5.3, (2) any transaction in the ordinary course of business between the Company and any Subsidiary Guarantor or between or among Subsidiary Guarantors, (3) the payment of reasonable and customary fees to the directors of the Company and its Subsidiaries who are not employees of the Company or its Subsidiaries, (4) loans or advances permitted under Section 5.4(b)(ii), (5)

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                             Common Terms Agreement
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


transactions under the Supply Agreements, the BCI Technical Services Agreement, the Know-How Agreement and the Secondment Agreement, in each case as in effect on the Closing Date and as amended with the consent of the Pari Passu Creditors in accordance with Section 9.8 or (6) transactions under the VeloCom Technical Services Agreement that are on substantially identical terms as those applicable to transactions under the BCI Technical Services Agreement as in effect on the Closing Date.

          (b) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, engage in any transaction that would result in the bundling or sharing of services with any other Affiliate, except that:

               (i) prior to a Non-Recourse Assignment of all or any portion of the Notes or the Commitments, the Company or any of the Subsidiaries may engage in any transaction that would result in the bundling or sharing of services with any Affiliate, or in a sharing of revenues or profits with any Affiliate, provided that (I) all such transactions, comply with Section 5.11(a) and (II) the Company shall, and shall require its Subsidiaries to, within 10 days after the end of each Fiscal Quarter, deliver to the Collateral Agent and each of the Pari Passu Creditor Parties a report providing a detailed summary of all transactions, arrangements and agreements with any Affiliate during such Fiscal Quarter.

               (ii) after a Non-Recourse Assignment of all or any portion of the Notes or the Commitments, the Company or any of the Subsidiaries may engage in any transaction that would result in the bundling or sharing of services with an Affiliate, or in a sharing of revenues or profits with any Affiliate, provided that (I) all such transactions comply with Section 5.11(a), (II) the Company shall, and shall require its Subsidiaries to, within 10 days after the end of each Fiscal Quarter, deliver to the Collateral Agent, each of the Pari Passu Creditor Parties and the independent certified public accountants of the Company a report providing a detailed summary of all transactions, arrangements and agreements with any Affiliate during such Fiscal Quarter and (III) in accordance with
     Section 4.1(f)(II), a written statement is issued by the independent certified public accountants of the Company certifying that the Company or its Subsidiaries, as the case may be, have complied with Section 5.11(a).

     SECTION 5.12. PREPAYMENT OF DEBT. The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, make any voluntary or mandatory payment or distribution on account of, or voluntarily or mandatorily purchase, acquire, redeem or retire, any Debt, prior to 30 days before its originally stated maturity (or its stated maturity on the date hereof, in the case of Debt outstanding on the date hereof), or in the case of interest, its stated due date, or directly or indirectly become obligated to do any of the foregoing by amending the terms thereof or otherwise, except for:

          (a) optional or mandatory prepayments or repurchases of, or payments or distributions on account of the purchase, acquisition, repurchase, redemption or other retirement of Pari Passu Debt or of other amounts pursuant to the Pari Passu Financing Documents prior to their stated maturity, provided that if the Company makes any such prepayment or repurchase, or makes any such payment or distribution on account of the purchase, acquisition, repurchase,


                             Common Terms Agreement
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


redemption or other retirement of Pari Passu Debt in accordance with the terms of the applicable Pari Passu Financing Agreement, the Company must elect to optionally prepay or voluntarily repurchase all other Pari Passu Debt on a pro rata basis (based upon the respective principal amounts outstanding under the respective Pari Passu Financing Agreements) under the optional prepayment or voluntary repurchase terms of the respective Pari Passu Financing Agreements;

          (b) prepayments made with the proceeds of Refinancing Debt (other than in respect of Pari Passu Debt) incurred for the purpose of refinancing the Debt being prepaid, to the extent permitted by Section 5.2;

          (c) prepayments of accounts payable;

          (d) prepayments by Subsidiaries of Debt owed to the Company or to Subsidiary Guarantors, to the extent otherwise permissible under the Intercompany Debt Subordination Agreement;

          (e) repurchase of Exchange Debt with the proceeds of Qualified Funded Equity pursuant to Section 3(d) of the Capital Contribution Agreement;

          (f) prepayments under the Working Capital Facility; and

          (g) prepayment of Purchase Money Debt permitted by Section
5.2(a)(iii).

     SECTION 5.13. LIMITATION ON CONTINGENT OBLIGATIONS. The Company shall not, and shall not permit any Subsidiary of the Company to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Contingent Obligation other than (a) obligations under agreements of the Company or any of its Subsidiaries entered into in connection with leases of real property or the acquisition of services, supplies and equipment in the ordinary course of business of the Company or any of its Subsidiaries, (b) as may be contained in any Pari Passu Financing Document, (c) obligations under Hedging Contracts otherwise permissible under Section 5.2(a)(viii), and (d) a guaranty of any obligation of any employee of the Company or any of its Subsidiaries, provided that the aggregate amount guarantied under all such Contingent Obligations under clause (a) and (d) of this Section 5.13 shall not exceed [***] at any time.

     SECTION 5.14. AMENDMENTS OF CHARTER DOCUMENTS, MATERIAL CONTRACTS OR SUBORDINATED DEBT INSTRUMENTS.

          (a) HoldCo and the Company shall not, and shall not permit any of their Subsidiaries to amend its charter, bylaws or other constitutive documents (other than ministerial amendments and amendments to give effect to permitted capital increases) in any respect that affects the voting rights of Capital Stock included in the Collateral or holders thereof, affects the validity or enforceability of any Material Contract, Pari Passu Financing Document or Lien thereunder or that is adverse to the Pari Passu Creditors in any material respect.

          (b) The Company shall not, and shall not permit any of the Subsidiaries to, consent to, implement or otherwise permit or suffer, any termination, amendment, modification, supplement or waiver of, or fail to enforce any rights under any provision of, a Material Contract

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement
or any rights of the Company or any Subsidiary thereunder, except (i) the amendment of the Shareholder Agreement in accordance with the Shareholder Consent and Agreement, (ii) if such termination, amendment, modification, supplement, waiver or failure is not reasonably likely to have a Material Adverse Effect (or with respect to Material Contracts with Affiliates of the Company or the Subsidiaries, if such termination, amendment, modification, supplement, waiver or failure to enforce is not adverse to the Pari Passu Creditor Parties in any material respect) or (iii) a termination of any Supply Agreement based upon a default by the supplier thereunder, if a substitute contract, which is equivalent in all material respects to such terminated Supply Agreement, is entered into within 120 days.

          (c) The Company shall not amend any of the indentures, loan agreements, note purchase agreements or other financing documents relating to Shareholder Loans, Exchange Debt, Excluded Debt (including Permitted Unsecured
Debt), Funding Gap Financing in the form of Debt or any Subordinated Debt, or waive or otherwise relinquish any of its rights or causes of action under or arising out of any of the foregoing, with respect to interest rates, principal or interest payment amounts, principal or interest payment dates, subordination, representations or covenants, or events of default, or with respect to other provisions in a manner that is adverse to the Pari Passu Creditor Parties in any material respect.

     SECTION 5.15. RESTRICTIVE AGREEMENTS; SUBSIDIARY PREFERRED STOCK.

          (a) The Company shall not, and shall not permit any of the Subsidiaries to, enter into any Contractual Obligation or any other consensual encumbrance or restriction of any kind that, directly or indirectly, restricts or limits the ability of any of the Subsidiaries to (i) pay dividends or make distributions on its Capital Stock, (ii) pay Debt owed to the Company or any of the Subsidiaries, (iii) make any loans or advances to the Company (except as provided in the Intercompany Debt Subordination Agreement or contemplated by
Section 4.11) or any Subsidiary or (iv) transfer any of its property to the Company or any Subsidiary, except, in any such case, any restriction or prohibition (A) pursuant to any agreement in effect on the Closing Date or pursuant to an agreement effecting a renewal, extension, refinancing or refunding of any such agreement; provided, however, that the provisions contained in such renewal, extension, refinancing or refunding agreement relating to such encumbrance or restriction are no more restrictive than the provisions contained in the agreement the subject thereof, (B) restricting, in customary fashion, the subletting or assignment of property subject to any lease governing any leasehold interest of any Subsidiary, (C) under purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the type referred to in clause (iv) of this Section 5.15(a) on such acquired property, (D) of the type referred to in clause (iv) of this
Section 5.15(a) contained in security agreements securing Debt of a Subsidiary to the extent that such Liens are Permitted Liens and restrict the transfer of the collateral subject to such security agreements without restricting the transfer of any other property.

          (b) The Company shall not permit any of its Subsidiaries to issue any Capital Stock that, by its terms, is preferred as to payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation of the issuer thereof, over any other class of Capital Stock of such Person ("Preferred Stock"), except Preferred Stock issued to and at all times held by the Company or any Subsidiary Guarantor.


                             Common Terms Agreement
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     SECTION 5.16. SPECULATIVE HEDGING CONTRACTS. The Company shall not, and shall not permit any of the Subsidiaries to, enter into or be obligated under any Hedging Contract (contingent or otherwise) except if both of the following conditions are satisfied with respect to such Hedging Contract: (a) such contract was entered into in the ordinary course of business of such Person for the purpose of directly mitigating risks associated with liabilities, commitments or assets held by such Person and not for purposes of speculation or taking a "market view," and (b) such contract does not contain any provision (including a "walk-away" provision) exonerating the non-defaulting party from its obligations to make payments on outstanding transactions to the defaulting party.

     SECTION 5.17. PAYMENTS UNDER OR AMENDMENTS OR WAIVERS OF AFFILIATE AGREEMENTS. The Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly,

          (a) advance or prepay any amount under any Affiliate Agreements or make any prepayment or distribution that is not required thereunder,

          (b) make any payment or distribution pursuant to any Affiliate Agreement relating to services providing revenue-generating support to the Company or any of its Subsidiaries on arms-length terms and conditions (including the BCI Technical Services Agreement and the Secondment Agreement, each as in effect on the Closing Date, but excluding the Know-How Agreement), in violation of the provisions of the Shareholder Pledge Agreement,

          (c) make any payment or distribution pursuant to any Affiliate Agreement involving the payment of management or other similar fees (including the Know-How Agreement or any agreement subject to Section 5.18) if an Event of Default then exists or would result therefrom, giving effect to such payment on a pro forma basis as of the last day of the immediately preceding Fiscal Quarter, or, in violation of the provisions of the Shareholder Pledge Agreement, or

          (d) amend any Affiliate Agreement in a manner that (i) could reasonably be expected to have an adverse effect on the rights or remedies of the Pari Passu Creditor Parties, or (ii) would cause such Affiliate Agreement to violate the terms of Section 5.11.

     SECTION 5.18. MANAGEMENT FEES. The Company and its Subsidiaries shall not pay any management or similar fee, other than pursuant to the Know-How Agreement, the BCI Technical Services Agreement and the Secondment Agreement, each as in effect on the Closing Date (to the extent any of these agreements require the payment of any management fees), or a management agreement approved by the Required Pari Passu Creditors; provided that the obligation of the Company under any such management agreement (including the Know-How Agreement) shall be subordinated in accordance with the Shareholder Pledge Agreement to the prior payment in full of the Pari Passu Obligations in accordance with the terms of the Shareholder Pledge Agreement (in the case of any Affiliate Agreement) or on terms satisfactory to the Collateral Agent (in any other case).


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


                                   ARTICLE 6.

                                EVENTS OF DEFAULT

     SECTION 6.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events, acts or occurrences shall constitute an event of default (each an "Event of Default"):

          (a) FAILURE TO MAKE PAYMENTS. The Company or any Designated Repurchaser shall fail to pay to the Paying Agent, to any Pari Passu Creditor Party or, in the case of expenses, to any other Person entitled thereto (i) any principal of any Note or any Other Pari Passu Debt as and when due under the Pari Passu Financing Documents (whether at stated maturity, upon acceleration, pursuant to a Mandatory Repurchase or a Mandatory Partial Repurchase, upon required Mandatory Prepayment or otherwise), (ii) any interest payable under the Pari Passu Financing Documents within three Business Days of the date when due under the Pari Passu Financing Documents, or (iii) any expenses, fees or other amounts payable (other than principal or interest payments) under the Pari Passu Financing Documents within five Business Days of the date when due under the Pari Passu Financing Documents; or

          (b) DEFAULT IN OTHER DEBT. The Company or any Subsidiary shall default in (i) the payment (whether at stated maturity, upon acceleration, upon required prepayment or otherwise), beyond any period of grace provided therefor, of any principal of or interest on any other secured Debt or any Exchange Debt, or other unsecured Debt with a principal amount in excess of $10,000,000 (or any Interest Hedge Agreement or Currency Hedge Agreement having a notional principal amount of $10,000,000 or more) (collectively, "Specified Debt"), or (ii) any other breach or default (or other event or condition), beyond any period of grace provided therefor, shall occur under any agreement, indenture or instrument relating to any such Specified Debt, if the effect of such breach or default (or such other event or condition) is to cause, or to permit the holder or holders of the Specified Debt (or a Person on behalf of such holder or holders) to cause (upon the giving of notice, the lapse of time or both, or otherwise), such Specified Debt to become or be declared due and payable, or required to be prepaid, redeemed, purchased or defeased (or an offer of prepayment, redemption, purchase or defeasance be made prior to its stated maturity (other than by a scheduled mandatory prepayment)) or to cause, or to permit the holder or holders thereof to cause, the Company or any Subsidiary to be deprived of any assets having a value in excess of $10,000,000 due to a breach or default under any such agreement, indenture or instrument; or

          (c) BREACH OF CERTAIN COVENANTS. Any Company Party shall fail to perform, comply with or observe any agreement, covenant or obligation under
Section 4.1(a), (b) or (g), Section 4.3 (solely insofar as it requires the preservation of the corporate existence of the Company), Section 4.6, Section 4.8(b), (d) or (e) or Section 4.10 or any Section of Article 5, under any Collateral Document, under the Capital Contribution Agreement, or under the Exchange Debt Agreement, provided that the Shareholders shall have the right (but not the obligation) to cure any Default under Section 5.6 by purchasing or making capital contributions with respect to Capital Stock (other than Redeemable Capital Stock) of the Company or purchasing or making advances in the form of Shareholder Loans complying with Section 4.11 if (i) such cure is effected prior to the date on which the financial statements required by Section 4.1(a) or (b), as applicable, which would show such Default, are required to be delivered to the


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


Collateral Agent pursuant to such Section and (ii) such financial statements are accompanied by a certificate from the Chief Financial Officer of the Company setting forth the amount of and enclosing certified copies of the instrument or instruments containing the terms of the Capital Stock or Shareholder Loans so purchased or advanced or of the Capital Stock with respect to which such contributions were made, as the case may be; or

          (d) OTHER DEFAULTS UNDER PARI PASSU FINANCING DOCUMENTS. Any Company Party shall fail to perform, comply with or observe any agreement, covenant or obligation under any provision of any Pari Passu Financing Document (other than those provisions referred to in Sections 6.1(a), (c) and (p)) and such failure shall not have been remedied within 30 days after a Senior Officer of the Company Party becomes aware of such failure or written notice thereof is given by the Collateral Agent to the Company; or

          (e) BREACH OF WARRANTY. Any representation or warranty or certification made or furnished by or on behalf of any Company Party under any Pari Passu Financing Document (or any certificate or other instrument delivered pursuant thereto) shall prove to have been false or incorrect in any material respect when made (or deemed made) and (i) shall not have been remedied within 10 days after the date on which a Senior Officer of any Company Party becomes aware of such false or incorrect statement or, (ii) whether or not remedied within such 10-day period, any such falsehood or incorrectness and any such remedy and the consequences of such falsehood or incorrectness and such remedy, collectively, shall have had or could reasonably be expected to have a Material Adverse Effect; or

          (f) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. There shall be commenced against HoldCo, the Company, or any of the Subsidiaries, or against any Shareholder Party (each a "Specified Company Party"), an involuntary case seeking the dissolution, liquidation, reorganization or other relief in respect of such Specified Company Party or its debts or if a substantial part of its assets, under any Bankruptcy Law or an involuntary case or proceeding seeking the appointment of a receiver, liquidator, sequestrator, custodian, trustee or other officer having similar powers of any Specified Company Party or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business, and any of the following events occur:
(i) such Specified Company Party consents to the institution of such involuntary case or proceeding; (ii) the petition commencing the involuntary case or proceeding is not timely controverted; (iii) the petition commencing such involuntary case or proceeding remains undismissed and unstayed for a period of 60 days; or (iv) an order for relief shall have been issued or entered therein; or

          (g) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. Any Specified Company Party shall institute a voluntary case seeking the dissolution, liquidation, "concordata," reorganization or other relief in respect of any such Specified Company Party under any Bankruptcy Law, or shall consent thereto; or shall consent to the conversion of an involuntary case to a voluntary case; or shall file a petition, answer a complaint or otherwise institute any proceeding seeking, or shall consent to or acquiesce in the appointment of, a receiver, liquidator, sequestrator, custodian, trustee or other officer with similar powers of it or to take possession of all or a substantial portion of its property or to operate all or a substantial portion of its business; or shall make a general assignment for the benefit of creditors; or shall generally not pay its debts as they become due; or the Board of Directors of any Specified Company Party (or any


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committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

          (h) CHANGE OF CONTROL. A Change of Control shall occur at any time; or

          (i) TERMINATION OF PARI PASSU FINANCING DOCUMENTS. Any Pari Passu Financing Document, or any material provision thereof, shall cease to be in full force and effect for any reason, or any Lien in favor of the Collateral Agent or the Proceeds Collateral Agent under any Collateral Document shall fail to have the priority required hereunder or thereunder, except in the case of any Pari Passu Financing Agreement or Lien, upon a release or termination of such Pari Passu Financing Document or Lien pursuant to the terms thereof; or any Company Party shall contest or purport to repudiate or disavow any of its obligations under or the validity or enforceability of any Pari Passu Financing Document or any material provision thereof; or

          (j) FAILURE OF SUBORDINATION. The Subordination Agreement covering any Intercompany Debt, any Shareholder Loan, any Affiliate Agreement or any Subordinated Debt, at any time and for any reason other than satisfaction in full of the Pari Passu Obligations, ceases to be in full force and effect; or any holder of any such Intercompany Debt, Shareholder Loan or Subordinated Debt, or the person (other than the Company or any of the Subsidiaries) party to any Affiliate Agreement, shall contest or purport to repudiate or disavow such subordination or denies that it has any further obligation under such Subordination Agreement; or payments are made under any Intercompany Debt, any Shareholder Loan, any Affiliate Agreement or any such Subordinated Debt in violation of the subordination provisions applicable to such Debt or included in such Subordination Agreement; or

          (k) JUDGMENTS AND ATTACHMENTS; IMPOSITIONS OF PENALTIES. HoldCo, the Company or any of the Subsidiaries shall suffer (i) any money judgments, fines, penalties (including penalties under any Mirror Authorization), writs or warrants of attachment or similar processes that, in the case of the Company or any Subsidiary, individually or in the aggregate, involve an amount or value in excess of $10,000,000 or (ii) any other, non-monetary judgment or decree (including a judgment for injunctive relief) that, in the case of the Company or any Subsidiary, individually or in the aggregate, would be reasonably likely to result in a Material Adverse Effect, and, in any such case, such judgments, fines, penalties, writs, warrants or other orders shall not have been, if involving money, fully bonded or insured to the reasonable satisfaction of the Collateral Agent or shall continue unvacated, undischarged, unsatisfied and unstayed (A) for a period of 30 days from the date of entry thereof, (B) in the case of any such writ or warrant of attachment or similar process, until 10 days prior to the date of any proposed sale thereunder or (C) in the case of any such non-monetary judgment, until the effectiveness of such judgment; or (iii) a judgment creditor shall obtain possession of any assets of HoldCo, or any assets of the Company or any of the Subsidiaries with a Fair Market Value in excess of $1,000,000, in each case by any means, including levy, distraint, replevin or self-help; or

          (l) LOSS OF LICENSES. Any Governmental Authority terminates, revokes, suspends, materially modifies in an adverse manner, or fails to renew any material license, permit, franchise or other Governmental Approval of the Company or any of the Subsidiaries, including any of the Mirror Authorizations (including the Data Licenses unless the Company demonstrates to the reasonable satisfaction of the Initial Facility Agents that the termination,


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revocation, suspension, material adverse modification or non-renewal of any such
Data License could not reasonably be expected to have a material adverse effect on or result in a material adverse change in the business, assets, results of operations, condition (financial or otherwise) or prospects of the Company and any of its Subsidiaries to the extent such Subsidiary's business is material to the Expanded Project) or any other material permits or licenses relating to the Expanded Project, or the Company or any of the Subsidiaries for any reason loses (by forfeiture or otherwise) any material license, permit, franchise or other Governmental Approval; or the Company or any of the Subsidiaries suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any license, permit, franchise or other Governmental Approval, except where the foregoing, in the aggregate, (i) does not relate to any Mirror Authorization or other material Governmental Approval issued by Anatel, and (ii) otherwise could not be reasonably expected to have a Material Adverse Effect; or

          (m) EXPROPRIATION. An Expropriation Event occurs or any Governmental Authority shall take any similar action that is reasonably likely to have a Material Adverse Effect; or HoldCo, the Company or a Subsidiary shall be prevented from exercising normal control over all or a substantial part of its property to the extent such disability is reasonably likely to have a Material Adverse Effect; or

          (n) EXCHANGE CONTROLS; DEBT MORATORIUM. Any Governmental Authority shall (i) declare a moratorium on the payment of indebtedness of Brazil or any Governmental Authority thereof or corporations therein or (ii) impose foreign exchange control regulation that prohibits or could reasonably be expected to prohibit or could limit the ability of any Company Party to perform its obligations under the Pari Passu Financing Documents; or

          (o) ABANDONMENT OF PROJECT. Other than for reasons beyond the Company's reasonable control, construction under any one of the Supply Agreements shall have been suspended or operations of the Company (or of any Subsidiary of the Company to the extent such Subsidiary's business is material to the Expanded Project) shall have ceased, in either case for a period of 180 days; provided that this clause (o) shall not apply to any suspension or cessation directly attributable to a default by a supplier under any Supply Agreement; or

          (p) CERTAIN INDEMNIFICATION OBLIGATIONS. The Company shall fail to satisfy within the time period set forth in Section 8.2(b) or any equivalent provision of any Pari Passu Financing Document any indemnification obligation in respect of the Paying Agent's failure to pay to the Collateral Agent or the respective Pari Passu Facility Agent (i) any principal of any Note or any other Pari Passu Debt as and when such principal is due (whether at stated maturity, upon acceleration, pursuant to a Mandatory Repurchase or a Mandatory Partial Repurchase, upon required Mandatory Prepayment or otherwise), (ii) any interest payable under the Pari Passu Financing Documents within three Business Days of the date when such interest is due or, (iii) any Fees, expenses or the other amounts payable under the Pari Passu Financing Documents within five Business Days of the date when such Fees, expenses or other amounts are due; or

          (q) FAILURE OF VESPER CAYMAN SPV TO MAKE PAYMENTS. Vesper Cayman SPV shall fail to pay any amounts due under any of the Purchasers' Fee Letters within five Business Days of the date when due.


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     SECTION 6.2. REMEDIES. If an Event of Default occurs, the Pari Passu
Creditor Parties shall have the rights and remedies set forth in the respective Pari Passu Financing Agreements, this Agreement, the other Pari Passu Financing Documents and Applicable Law.

                                   ARTICLE 7.

                THE COLLATERAL AGENT AND THE PARI PASSU CREDITORS

     SECTION 7.1. AUTHORIZATION AND ACTION.

          (a) Pursuant to Article 1288 of the Brazilian Civil Code, each Pari Passu Facility Agent hereby irrevocably appoints and authorizes LaSalle Bank National Association to act as attorney-in-fact for purposes of Article 1317 of the Brazilian Civil Code and Collateral Agent hereunder and under the Pari Passu Financing Documents, on behalf of all Pari Passu Creditor Parties, to execute and deliver or accept, on their behalf, the Pari Passu Financing Documents and any other documents, instruments and agreements related thereto or hereto, to take such action on their behalf under the provisions hereof and thereof and to exercise such rights, remedies, powers and privileges hereunder and thereunder as are delegated to the Collateral Agent by the terms hereof and thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto.

          (b) The Collateral Agent shall not, without the prior approval of the requisite percentage of the Pari Passu Creditors, as specified in Article 9 (the "Required Percentage"), acting through their respective Pari Passu Facility Agents, consent to any departure by the Company or any other Company Party from the terms of, waive any default or otherwise amend this Agreement or any other Pari Passu Financing Documents. The Collateral Agent will, to the extent practicable under the circumstances, consult with the Pari Passu Facility Agents, prior to taking action on their behalf under the Pari Passu Financing Documents. The Collateral Agent will not take any action contrary to the written direction of the Required Percentage of the Pari Passu Creditors acting through their respective Pari Passu Facility Agents, will take any lawful action not contrary to the provisions of the Pari Passu Financing Documents prescribed in written instructions of the Required Percentage of the Pari Passu Creditors acting through their respective Pari Passu Facility Agents and, as to any matters not expressly provided for by the Pari Passu Financing Documents (including enforcement or collection), may decline to take any action, except upon the written instructions of the Required Percentage of the Pari Passu Creditors acting through their respective Pari Passu Facility Agents; provided, however, that the Collateral Agent may not fail to take any action with respect to any amendment to the Pari Passu Collateral Documents pursuant to Section 4.10, whether or not specifically instructed by the Required Percentage of the Pari Passu Creditors to take such action, that is required to be taken by the terms of this Agreement or any Pari Passu Collateral Document. If such instructions are requested reasonably promptly, the Collateral Agent shall be absolutely entitled to refrain from taking any action and shall not have any liability to the Company or any Subsidiary or any other Pari Passu Creditor Party for refraining from taking any action until it shall have received such instructions; provided, however, that the Collateral Agent shall in no event be required to take or refrain from taking any action that in its opinion, would be contrary to the provisions of any Pari Passu Financing Document or Applicable Law or could be reasonably likely to result in material liability to the Collateral Agent.


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          (c) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in the Pari Passu Financing Documents. No duty to act, or refrain from acting, and no other obligation, covenant, responsibility or liability whatsoever, shall be implied on the basis of any right, power or authority granted to the Collateral Agent or shall become effective in the event of any temporary or partial exercise of such rights, power or authority. The Collateral Agent shall not be required to exercise any right, power, remedy or privilege granted to it in any Pari Passu Financing Document, to ascertain or inquire whether any Default or Event of Default has occurred and is continuing, or to inspect the property (including the books and records) of the Company or any Subsidiary or to take any other affirmative action, except as provided in Section 6.2, or unless requested or directed to do so in accordance with the provisions of Section 7.1(b).

          (d) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE USE OF THE TERM "AGENT" IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL AGENT IS NOT INTENDED TO AND DOES NOT CONNOTE ANY FIDUCIARY OR OTHER EXPRESS OR IMPLIED OBLIGATION ARISING UNDER AGENCY DOCTRINE OR ANY OTHER APPLICABLE LAW; INSTEAD, SUCH TERM IS USED MERELY AS A MATTER OF MARKET CUSTOM AND IS INTENDED TO CREATE OR REFLECT ONLY AN ADMINISTRATIVE RELATIONSHIP AMONG INDEPENDENT CONTRACTING PARTIES.

          (e) The duties of the Collateral Agent shall be mechanical and administrative in nature. The Collateral Agent shall not have by reason of this Agreement or otherwise a fiduciary relationship in respect of any other Pari Passu Creditor Party. Except for notices, reports and other documents and information expressly required to be furnished to the Pari Passu Creditors by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Pari Passu Creditor Party with any credit or other information concerning the affairs, financial condition or business of the Company or any other Company Party that may come into the possession of the Collateral Agent or any of their Affiliates.

     SECTION 7.2. EXCULPATION; COLLATERAL AGENT'S RELIANCE; ETC. Neither the Collateral Agent in its capacity as such nor any of its directors, officers, agents, attorneys or employees shall be liable to any Company Party or any other Pari Passu Creditor Party for any action lawfully taken or omitted to be taken by it or them (whether negligently or otherwise) under or in connection with any Pari Passu Financing Document (a) with the consent or at the request of the Required Percentage of the Pari Passu Creditors, as applicable, or (b) in any other circumstances, except for its or their own gross negligence or willful misconduct. The Collateral Agent makes no warranty or representation to any other Pari Passu Creditor Party and shall not be responsible to any other Pari Passu Creditor Party for any recitals, statements, warranties or representations made in, or in connection with, any Pari Passu Financing Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of any Pari Passu Financing Document or any financial information, opinions of counsel or other documents executed and delivered pursuant thereto, or for the financial condition of any Company Party. The Collateral Agent shall not be responsible to any Pari Passu Creditor Party for the satisfaction of any condition specified in Article 2, except receipt of items required to be delivered to the Collateral Agent, or for the value, effectiveness, priority, genuineness or validity of any Collateral or any Lien thereon. The Collateral Agent may treat the registered holder of any Note


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as the holder thereof until the Collateral Agent receives the related Assignment and Acceptance signed by such holder and the assignee and in form satisfactory to the Collateral Agent. The Collateral Agent shall be entitled to rely upon any notice, certificate or other writing believed by the Collateral Agent to be genuine and correct and to have been signed or sent by the proper Person or Persons. The Collateral Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by the Collateral
Agent and to act in reliance upon the advice of such counsel and other experts concerning its actions and duties hereunder.

     SECTION 7.3. COLLATERAL AGENT AND AFFILIATES. The Collateral Agent shall, in its capacity as a Pari Passu Creditor, have the same rights, powers and obligations under this Agreement and the other Pari Passu Financing Documents as any other Pari Passu Creditor and may exercise or refrain from exercising the same as though it were not the Collateral Agent, including the right to give or deny consent to any action requiring consent or direction of the Required Pari Passu Creditors or all or a specified percentage of the Pari Passu Creditors. The Collateral Agent in its individual capacity and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of the Subsidiaries and any Affiliate of the Company, all as if the Collateral Agent were not the Collateral Agent and without any duty to account therefor to the Pari Passu Creditors. The Collateral Agent shall be entitled to receive from the Company or from the Paying Agent its fees or portions thereof in connection with this transaction without any liability to account therefor to any other Pari Passu Creditor, except as the Collateral Agent may have expressly agreed.

     SECTION 7.4. PARI PASSU CREDITOR CREDIT DECISION. Each Pari Passu Creditor Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Pari Passu Creditor Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Pari Passu Creditor Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Pari Passu Creditor Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Pari Passu Financing Documents.

     SECTION 7.5. INDEMNIFICATION. The Collateral Agent shall in no event be required to take any action under the Pari Passu Financing Documents or in relation thereto unless it shall first be indemnified to its satisfaction by the other Pari Passu Creditor Parties against any and all liability and expense that they may incur by reason of taking any such action. Each Pari Passu Creditor agrees to indemnify and hold the Collateral Agent harmless (to the extent not promptly paid or reimbursed by the Company), ratably according to their respective Pari Passu Commitments, from and against any and all (a) costs, expenses and other amounts incurred by the Collateral Agent otherwise payable by the Company pursuant to Section 10.1 and (b) Indemnified Liabilities that may be imposed on, incurred by, or asserted against the Collateral Agent, except to the extent they are finally adjudged by a court of competent jurisdiction to have directly resulted from the gross negligence or willful misconduct of the Collateral Agent. Without limitation of the foregoing, each Pari Passu Creditor Party agrees to reimburse the Collateral Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through


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negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Pari Passu Financing Documents, to the extent that the Collateral Agent is not promptly reimbursed for such expenses by the Company.

     SECTION 7.6. SUCCESSOR COLLATERAL AGENT. Subject to the penultimate sentence of this Section 7.6, the Collateral Agent may resign at any time as Collateral Agent under the Pari Passu Financing Documents by giving 30 days' written notice thereof to the Pari Passu Creditors and the Company. Upon any such resignation, the Required Pari Passu Creditors shall have the right to appoint a successor Collateral Agent with the written consent of the Company (unless a Default or Event of Default shall then exist), which shall not be unreasonably withheld. If no successor Collateral Agent shall have been so appointed by the Required Pari Passu Creditors and shall have accepted such appointment, within 30 days after the retiring Collateral Agent's notice of resignation, then the retiring Collateral Agent may, on behalf of the Pari Passu Creditors, appoint a successor Collateral Agent, which shall (i) be a financial institution, or a branch or agency of a financial institution, organized or licensed to do business under the laws of the United States of America or any State thereof and (ii) be entitled to charge customary collateral agency fees. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged of its duties and obligations under the Pari Passu Financing Documents. Upon any retiring Collateral Agent's resignation, the provisions of this Article 7 (as well as other expense reimbursement, indemnification and exculpatory provisions in the other Pari Passu Financing Documents) shall continue in effect for its benefit as to any actions taken or omitted by it while it was Collateral Agent.

     SECTION 7.7. EXCESS PAYMENTS. If any Pari Passu Creditor shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Pari Passu Obligations in excess of its pro rata share of payments and other recoveries on account of such Pari Passu Obligations obtained by all Pari Passu Creditors, such Pari Passu Creditor shall purchase from the other Pari Passu Creditors such participations in such Pari Passu Obligations held by them as shall be necessary to cause such purchasing Pari Passu Creditor to share the excess payment or other recovery ratably with each of the other Pari Passu Creditors; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Pari Passu Creditor, the purchase shall be rescinded and the purchase price restored to such Pari Passu Creditor to the extent of such recovery, but without interest. The Company agrees that any Pari Passu Creditor so purchasing a participation from another Pari Passu Creditor pursuant to this
Section 7.7 may, to the fullest extent permitted by Applicable Law and by
Section 10.10, exercise all of its rights of payment (including setoff) with respect to such participation as fully as if such Pari Passu Creditor were the direct creditor of the Company in the amount of such participation.

     SECTION 7.8. PARI PASSU CREDITORS. The provisions of this Article 7 are solely for the benefit of the Collateral Agent and the Pari Passu Creditors and the Company shall not have any rights to rely on or enforce any of the provisions hereof (except that the provisions of Sections 7.6, 7.9(b), 7.9(e) and 7.10(a) are also for the benefit of the Company). In performing its functions and duties under the Pari Passu Financing Documents, the Collateral Agent shall act solely as Collateral Agent of the Pari Passu Creditors and does not assume and shall not be


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deemed to have assumed any obligation toward or relationship of agency or trust with or for the Company. Nothing in this Section 7.8 shall apply to any foreclosure under any Proceeds Account Pledge Agreement.

     SECTION 7.9. COLLATERAL AND GUARANTY MATTERS.

          (a) Except as specifically otherwise provided in any of the Pari Passu Collateral Documents, the Collateral Agent is hereby authorized on behalf of all of the Pari Passu Creditors, without assumption of any duty or obligation in respect of and without the necessity of any notice to or further consent from any other Pari Passu Creditor Party, to take any action with respect to any Common Collateral or Pari Passu Collateral Documents that may be necessary to perfect and maintain perfected the Collateral Agent's Liens upon the Common Collateral. Without limiting or limitation of the foregoing, the Collateral Agent shall promptly take any actions as are reasonably required to enable the Company to effectuate the provisions of Section 4.10, including reviewing as to form and substance any proposed amendment to the Pari Passu Collateral Documents prepared pursuant thereto and consenting to and executing any such amendment in such manner as may be necessary to permit such amendment to be filed, recorded or registered with any Governmental Authority.

          (b) The Pari Passu Creditors hereby irrevocably authorize the Collateral Agent, in its discretion, to release (I) any Lien held by the Collateral Agent upon any Collateral or (II) any proceeds held in the Cash Collateral Account (i) with respect to any Lien, from and after the day of termination of any Pari Passu Collateral Document pursuant to the terms thereof;
(ii) constituting property being sold or disposed of if (1) the Company certifies to the Collateral Agent that the sale or disposition is permitted under the relevant Pari Passu Collateral Document, and the relevant Pari Passu Financing Agreement and Section 5.8 is being complied with in connection therewith and (2) the Collateral Agent confirms the certification of the Company (and the Collateral Agent may rely conclusively on any such certificate, without further inquiry, unless notified to the contrary by the Required Pari Passu Creditors); (iii) constituting cash proceeds deposited into the Cash Collateral Account being withdrawn by the Company if (1) the Company certifies to the Collateral Agent that the withdrawal is permitted under the relevant Pari Passu Collateral Document, and the relevant Pari Passu Financing Agreement and Section
5.8 is being complied with in connection therewith and (2) the Collateral Agent confirms the certification of the Company (and the Collateral Agent may rely conclusively on any such certificate, without further inquiry, unless notified to the contrary by Required Pari Passu Creditors); or (iv) approved, authorized or ratified in writing by all Pari Passu Creditors in accordance with Section 9.8; provided, however, that (x) the Collateral Agent shall not be required to execute any such documents on terms that create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (y) such release shall not in any manner discharge, affect or impair the Pari Passu Obligations, the Guaranties or any other Liens upon (or obligations of the Company Parties in respect of) all assets retained by the Company Parties, including the proceeds of any Asset Disposition, all of which shall continue to constitute part of the Collateral. Upon request by the Collateral Agent at any time, the other Pari Passu Creditor Parties will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 7.9(b).


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          (c) The Collateral Agent shall have no obligation whatsoever to any other Pari Passu Creditor Party or other Person to assure that the Collateral exists or is owned by the Company or a Subsidiary or (except as otherwise expressly required by the Pari Passu Collateral Documents) is cared for, protected or insured, or that the Liens of the Collateral Agent thereunder have been properly created, perfected, protected or enforced or are entitled to any particular priority.

          (d) Except as otherwise specifically provided in this Agreement, the Collateral Agent may act in any manner it may deem appropriate in respect of the Collateral, in its discretion, and the Collateral Agent shall not have any duty or liability whatsoever with respect thereto to any other Pari Passu Creditor Party.

          (e) Each Pari Passu Creditor hereby approves the form of the other Pari Passu Financing Documents attached as exhibits to this Agreement or approved by the Initial Purchasers on or prior to the Closing Date and hereby authorizes the Collateral Agent on its behalf to accept from the Company and the other Company Parties and execute and deliver as Collateral Agent, the other Pari Passu Financing Documents in substantially the form of such exhibits, with such changes, additions or deletions as the Collateral Agent, in its reasonable discretion, may approve as reasonably necessary or appropriate, such approval to be conclusively evidenced by the Collateral Agent's acceptance or execution thereof. Each Pari Passu Creditor also authorizes the Collateral Agent to accept, or execute and deliver, such additional documents (including financing statements, opinions, certificates and other documents in form and substance satisfactory to the Collateral Agent, in its discretion) in connection with the closing pursuant to Section 2.1 or any subsequent closing for the pledge of any other Collateral or any additional Guaranties as the Collateral Agent, in its reasonable discretion, may approve, such approval to be conclusively evidenced by the Collateral Agent's acceptance or execution thereof.

     SECTION 7.10. OBLIGATIONS OF PARI PASSU CREDITORS SEVERAL; RIGHT TO INITIATE JUDICIAL PROCEEDINGS.

          (a) Each Pari Passu Creditor's obligations hereunder are several, and not joint or joint and several. The failure of any Pari Passu Creditor to make any Pari Passu Financing or otherwise to perform its obligations hereunder or under the applicable Pari Passu Financing Agreement will not increase the obligations of any other Pari Passu Creditor. Nothing contained in this Agreement and no action taken by the Collateral Agent or any other Pari Passu Creditor Party pursuant to this Agreement shall be deemed to constitute the Collateral Agent and any other Pari Passu Creditor Party to be a partnership, an association, a joint venture or any other kind of entity.

          (b) Subject to Section 9.3, the Collateral Agent has the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and the Pari Passu Collateral Documents and may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon Common Collateral and to sell all or, from time to time, any of the Common Collateral as permitted by the Pari Passu Collateral Documents; provided, however, that the Collateral Agent shall not be required to exercise any discretionary power granted to the Collateral Agent herein or in the Pari Passu Collateral Documents.


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     SECTION 7.11. CO-AGENTS. No Co-Agent, in such capacity, shall have any right, power, obligation, liability, duty or responsibility whatsoever under the Pari Passu Financing Documents, and no Co-Agent shall be deemed to have any fiduciary relationship with any Pari Passu Creditor. Each Pari Passu Creditor acknowledges that it has not relied, and will not rely, on any of the Co-Agents in deciding to enter into this Agreement or in taking or not taking any action hereunder.

     SECTION 7.12. PAYING AGENCY AGREEMENT. Each Pari Passu Facility Agent hereby approves the form of the Paying Agency Agreement and hereby authorizes, on behalf of the Pari Passu Creditors under the respective Pari Passu Financing Agreement, the Collateral Agent on its behalf to accept from the Company and execute and deliver as Collateral Agent on behalf of the Pari Passu Creditor Parties the Paying Agency Agreement in the form executed and delivered by the Initial Facility Agents. Without limitation, each Pari Passu Facility Agent agrees, on behalf of itself and the Pari Passu Creditors under the respective Pari Passu Creditor Agreement, to be bound by the Paying Agency Agreement, any amendment thereto adopted in accordance with the terms hereof and by any notices that the Collateral Agent may deliver thereunder on the Pari Passu Creditor Parties' behalf.

                                   ARTICLE 8.

                          CERTAIN MANDATORY PREPAYMENTS

     SECTION 8.1 MANDATORY PREPAYMENTS. Upon the occurrence of the following events the Company shall be required to mandatorily prepay the Pari Passu Financings or repurchase the Pari Passu Financings to the extent described below ("Mandatory Prepayments"):

          (a) ASSET DISPOSITIONS AND EVENTS OF LOSS. The Company shall make Mandatory Prepayments out of the proceeds of Asset Dispositions and Events of Loss as described in, and in accordance with, Section 5.8.

          (b) EXCESS CASH FLOW. Within 30 days after the delivery of the financial statements required to be delivered pursuant to Section 4.1(a) but in no event later than 150 days after the end of each Fiscal Year, commencing with the Fiscal Year ending December 31, 2000, the Company shall make a Mandatory Prepayment, without premium or penalty, of the Pari Passu Debt in an amount equal to the "required percentage" of the Excess Cash Flow for such Fiscal Year; for any Fiscal Year commencing (i) prior to the third anniversary of the Closing Date, the "required percentage" shall be [***]; and (ii) after the third anniversary of the Closing Date, the "required percentage" shall be [***].

          (c) EQUITY OFFERINGS. Subject to Section 8.1(f), upon the completion of an initial public offering of equity securities or securities convertible into or exchangeable for equity securities or securities which grant the right to purchase or acquire equity securities (including warrants or options issued on a standalone basis or as a part of any other security issuance) by the Company, any of the Subsidiaries, HoldCo or any HoldCo Parent, the Company shall make a Mandatory Prepayment, without premium or penalty, of the Pari Passu Debt in an amount equal to [***] of the Excess Proceeds of such equity offering.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


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          (d) DEBT FINANCINGS. Subject to Section 8.1(f), upon the completion of any incurrence or issuance of Debt for borrowed money by the Company, any of the Subsidiaries or HoldCo, the Company shall make a Mandatory Prepayment, without premium or penalty, of the Pari Passu Debt in an amount equal to [***] of the Excess Proceeds of such incurrence or issuance of Debt for borrowed money except that this Section 8.1(d) shall not apply to the net proceeds of any such incurrence or issuance of Debt for borrowed money (i) in the amounts contemplated to be funded under the Commitments or the Additional Commitments described in any Note Purchase Agreement (as in effect on the date hereof) and
(ii) to be funded under any Debt permitted by Section 5.2 on the date hereof (other than Debt permitted by Section 5.2(a)(x) and Permitted Refinancing Debt in respect of the Obligations).

          (e) NOTICE AND APPLICATION OF MANDATORY PREPAYMENTS; INTEREST.

               (i) The Company shall give the Collateral Agent not less than five Business Day's prior written notice of the date on which a Mandatory Prepayment will be made.

               (ii) Each Mandatory Prepayment shall be paid to the Paying Agent in accordance with the terms of Section 8.2 hereof and shall be distributed by the Collateral Agent to the Pari Passu Facility Agents for the account of the respective Pari Passu Creditors in respect of the Pari Passu Obligations in accordance with the terms of Section 9.6 hereof.

               (iii) To the extent required by the respective Pari Passu Financing Agreements, each Mandatory Prepayment shall be made together with interest accrued on the principal amount prepaid and "break funding" compensation.

          (f) FUNDING GAP FINANCINGS. Notwithstanding Sections 8.1(c) and 8.1(d), no Mandatory Prepayments shall be required pursuant to such Sections with respect to any Funding Gap Financings.

     SECTION 8.2. MANNER OF PAYMENT OF MANDATORY PREPAYMENTS.

          (a) The Company or any Designated Repurchaser shall make each Mandatory Prepayment to the Paying Agent in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes (other than Excluded Taxes), at the Paying Agent's Office for deposit in the Paying Agent's Account (which amount will be held in trust for the Collateral Agent) at such time as shall provide the Paying Agent with sufficient time to, in turn, pay such amount to the Collateral Agent in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes at the Collateral Agent's Office, for deposit in the Collateral Agent's Account for the account of the Pari Passu Facility Agents not later than 12:00 noon (New York time) on the due date thereof. The Collateral Agent shall, in turn, immediately pay such amount in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes to each Pari Passu Facility Agent for the account of the Pari Passu Creditors entitled to such payment. Any payments received by the Collateral Agent after

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                             Common Terms Agreement
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


12:00 noon (New York time) on any Business Day shall be deemed received on the next succeeding Business Day. Not later than 2:00 p.m. (New York time) on the day such payment is made, the Collateral Agent shall initiate a wire transfer to each Pari Passu Facility Agent, for the account of the Applicable Purchasing Office of the respective Pari Passu Creditors, in Dollars and in immediately available funds, of such Pari Passu Creditor's share of the payment so made, determined pursuant to Section 9.6 hereof. Delivery shall be made by the Paying Agent in accordance with the written instructions satisfactory to the Paying Agent given to the Paying Agent by the Collateral Agent; by the Collateral Agent in accordance with the written instructions satisfactory to the Collateral Agent from time to time given to the Collateral Agent by each Pari Passu Facility Agent; and by each Pari Passu Facility Agent in accordance with the written instructions satisfactory to the Pari Passu Facility Agent from time to time given to the Pari Passu Facility Agent by each Pari Passu Creditor. Any Mandatory Prepayment by the Company or any Designated Repurchaser to the Paying Agent in accordance with this Section 8.2(a) shall satisfy pro tanto and shall be conclusive and shall discharge the Company or such Designated Repurchaser of its corresponding obligations to make any such Mandatory Prepayment to the Pari Passu Creditor Parties.

          (b) To the extent that the Company or any Designated Repurchaser makes any Mandatory Prepayment (including any related amounts payable under Section 8.1(e)(iii)) due under this Agreement to the Paying Agent, the Company hereby indemnifies the Pari Passu Creditor Parties against any failure on the part of the Paying Agent to pay, in accordance with the instructions provided to the Paying Agent by the Collateral Agent pursuant to Section 8.2(a), the Mandatory Prepayment due to the Collateral Agent in respect of the Pari Passu Financings by the due date and time thereof in an amount, at a minimum, equal to the portion of such payment made to the Paying Agent not paid to the Collateral Agent as aforesaid and agrees to pay such amount in respect of such Mandatory Prepayment (including such related amounts) due, plus interest at the Post-Default Rate, not later than (i) one Business Day after the due date thereof, in the case of payments of principal, (ii) three Business Days after the due date thereof, in the case of payments of interest and (iii) five Business Days after the due date thereof, in the case of expenses or other amounts payable under the Pari Passu Financing Documents. This indemnity constitutes a separate and independent obligation from the obligations of the Company under the Pari Passu Financings and shall give rise to a separate and independent cause of action. To the extent that the Paying Agent makes any Mandatory Prepayment to the Collateral Agent with respect to which the Pari Passu Creditor Parties have received a payment from the Company in satisfaction of its indemnification obligations set forth in this Section 8.2(b), each Pari Passu Creditor Party shall promptly return to the Company any such indemnification payment so made by the Company, together with interest at the Federal Funds Rate from one Business Day after the later of (x) the date on which the payment from the Paying Agent was received by such Pari Passu Creditor Party and (y) the date on which such indemnification payment from the Company was received by such Pari Passu Creditor Party, to but excluding the date on which such payment is returned to the Company.

          (c) Notwithstanding anything in this Section 8.2 to the contrary, the Company or any Designated Repurchaser may, subject to the receipt of any necessary Governmental Approvals and in lieu of making any Mandatory Prepayment to the Paying Agent, make any Mandatory Prepayment to the Collateral Agent in Dollars and in immediately available funds,


                             Common Terms Agreement
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


without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes (other than Excluded Taxes), at the Collateral Agent's Office, for deposit in the Collateral Agent's Account for the account of the Pari Passu Facility Agents not later than 12:00 noon (New York time) on the due date thereof. Any payments received by the Collateral Agent after 12:00 noon (New York time) on any Business Day shall be deemed received on the next succeeding Business Day.

          (d) Whenever any payment to be made hereunder shall be due on a day that is not a Business Day (or, in the case of any payment with respect to any Euro-Dollar Rate Loan, not a Euro-Dollar Business Day) such payment shall instead be made on the next succeeding Business Day (or, in the case of any such payment with respect to any Euro-Dollar Rate Loan, the next succeeding Euro-Dollar Business Day), together with interest accrued during the period of such extension.

                                   ARTICLE 9.

                              INTERCREDITOR MATTERS

     SECTION 9.1. EQUAL RANKING OF LIENS ON COMMON COLLATERAL, ETC.

          (a) EQUAL RANKING OF LIENS.

               (i) Each of the Pari Passu Creditor Parties, for itself and its respective successors and assigns, agrees that (A) to the extent and in the manner provided in this Section 9.1(a), and subject to Section 9.1(a)(iii), all Liens securing the Obligations and all Pari Passu Liens shall be of equal priority and ranking with respect to the Common Collateral, (B) the Purchaser Parties shall conclusively be deemed to have permitted the Company to incur the Other Pari Passu Debt and related Pari Passu Liens in reliance upon the covenants and provisions contained in this Article 9 and
     (C) the provisions of this Section 9.1(a)(i) apply notwithstanding anything to the contrary in the Pari Passu Financing Documents.

               (ii) The agreements set forth in Section 9.1(a)(i) shall at all times apply regardless of (A) the order or time as of which any of the Liens securing the Obligations and the Pari Passu Liens are granted or attach to any or all of the Common Collateral, (B) the order or time of registrations, filings or recordings, physical possession of any of the Common Collateral or other steps of perfection, (B) whether any of the Pari Passu Obligations secured by the Liens securing the Obligations and the Pari Passu Liens is outstanding on the date hereof or hereafter incurred or arising and, if hereafter incurred or arising, whether incurred or arising pursuant to a commitment or otherwise and (D) whether the Liens in question secure the obligations of the Company, any other Company Party, any Guarantor, any Subsidiary or any Pari Passu Guarantor.

               (iii) Subject to the following provisions of this Section 9.1(a)(iii), this Article 9 shall be without any further force or effect with respect to any Common Collateral (and the proceeds thereof) if, and to the extent that, a court of appropriate jurisdiction shall have issued a final and non-appealable order avoiding or subordinating


                             Common Terms Agreement
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


     either or any of the Liens securing the Obligations or the Pari Passu Liens on such Common Collateral. If and to the extent that any Lien securing the Obligations or any Pari Passu Lien on any Common Collateral is avoided or subordinated, then notwithstanding anything in this Article 9 to the contrary the other Liens securing the Obligations and Pari Passu Liens on such Common Collateral shall be senior and in all respects prior to such avoided or subordinated Lien thereon and all provisions of this Article 9 (other than this Section 9.1(a)(iii) and Sections 9.1(b), 9.1(c) and 9.7(a)) shall be without any further force or effect pursuant to the first sentence of this Section 9.1(a)(iii) with respect to such avoided or subordinated Lien.

     Nothing in this Section 9.1(a)(iii) shall apply to the avoidance or subordination of any Guaranty or any Pari Passu Guaranty made by any Company Party (including any Guaranty given by any Subsidiary Guarantor) and the resulting termination or reduction of any Lien securing the Obligations or Pari Passu Lien securing such Guaranty or Pari Passu Guaranty, respectively. Without limitation, Section 9.6 shall continue to apply to cash proceeds of any Realization with respect to Common Collateral of such Company Party, irrespective of any such avoidance or subordination.

          (b) CERTAIN AGREEMENTS TO EFFECTUATE PROVISIONS HEREOF.

               (i) Each of the Pari Passu Creditor Parties agrees not to (A) take, or cause to be taken, any action (x) to challenge the legality, validity, enforceability, perfection or priority of the Liens of any other Pari Passu Creditor Party in any Common Collateral or (y) the purpose or effect of which would give its Lien a preference or priority over the Lien of any other Pari Passu Creditor Party (except as contemplated hereby), (B) induce any other Person to take such action or (C) cooperate with any other Person in taking such action.

               (ii) The Other Pari Passu Debt shall not be secured at any time by any Liens on any assets of the Company or any of the Subsidiaries other than (A) Common Collateral in which the Purchaser Parties have a Lien of equal ranking and priority and (B) Liens under any Proceeds Account Pledge Agreement.

               (iii) Each Other Pari Passu Creditor Party waives any requirement for marshaling of assets by the Purchaser Parties in connection with any Foreclosure Action of the Liens on any Collateral (including the proceeds thereof) or any other Realization and any other principle of election of remedies.

          (c) REPRESENTATIONS AND WARRANTIES OF PARI PASSU CREDITORS.

               (i) Each Pari Passu Creditor Party represents and warrants to each of the other Pari Passu Creditor Parties that the execution, delivery and performance of this Agreement are within its corporate or other entity power and authority and have been duly authorized by all necessary corporate or other entity action and that this Agreement constitutes the legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as enforceability may be limited by equitable principles


                             Common Terms Agreement
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     or by receivership, bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

               (ii) Each Pari Passu Facility Agent represents and warrants to each of the other Pari Passu Creditor Parties that it agrees and consents, and that all Pari Passu Creditors under the Pari Passu Financing Agreement under which it is acting have consented, to the provisions of this Common Terms Agreement and are bound by such provisions, including the provisions
     (A) with respect to the taking of Foreclosure Actions with respect to Common Collateral by the Collateral Agent on behalf of all Pari Passu Creditor Parties, and (B) limiting the rights of the Pari Passu Creditor Parties to take any Foreclosure Action with respect to Common Collateral except pursuant to this Article 9.

          (d) LIMITATION ON OTHER PARI PASSU DEBT, ETC. The provisions of this
Article 9 (including those regarding the priority of the Liens in the Common Collateral) shall be binding against the Pari Passu Creditor Parties with respect to any other Debt of the Company or any other Lien on the assets of any Company Party only if and to the extent such other Debt constitutes Other Pari Passu Debt or such other Lien constitutes a Permitted Lien within the meaning of
Section 5.1(e) and is secured only by Collateral.

          (e) INTERCREDITOR AGREEMENT PRECEDENCE.

               (i) Notwithstanding anything to the contrary contained in any of the Pari Passu Financing Documents (A) any Foreclosure Action or other Realization with respect to Common Collateral shall be undertaken by the Collateral Agent on behalf of all Pari Passu Creditor Parties pursuant to this Article 9, rather than pursuant to the provisions of the particular Pari Passu Financing Documents, and the Collateral Agent hereunder shall be entitled to take all Foreclosure Actions and engage in all Realizations that the respective Pari Passu Creditor Parties would otherwise be entitled to take or in which the Pari Passu Creditor Parties would otherwise be entitled to engage; and (B) the application of the proceeds of any Realization on Common Collateral shall be subject to the provisions of
     Section 9.6.

               (ii) Notwithstanding anything to the contrary contained in any of the Pari Passu Financing Documents, no Pari Passu Creditor Party may demand, sue for, collect, enforce any claim for (including by way of attachment or levy) with respect to Pari Passu Debt as against HoldCo, the Company, any Guarantor or any other Subsidiary or their respective property, whether or not such Subsidiary is a Company Party and whether or not such property constitutes Common Collateral, except as permitted by and in accordance with Section 9.3 and except that nothing herein shall prevent any Pari Passu Creditor Party from (A) exercising any right of set off or
     (B) bringing any legal action against any Company Party following the occurrence of any Event of Default under the relevant Pari Passu Financing or Pari Passu Financing Agreement in order to enforce such Company Party's Obligations under the applicable Pari Passu Financing Documents and obtain a judgment in respect thereof, as long as any such action does not interfere with the prosecution of any Foreclosure Action by the Collateral Agent and the proceeds thereof are promptly turned over to the Collateral Agent for distribution pursuant to this Article 9.


                             Common Terms Agreement
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               (iii) The Pari Passu Creditor Parties shall from time to time execute, deliver and record such instruments and documents as may be required, in the judgment of counsel to the Collateral Agent, to implement the provisions of this Article 9 and to permit the collective exercise by the Pari Passu Creditor Parties of all their rights, remedies, powers and privileges with respect to the Collateral under the respective Pari Passu Financing Documents pursuant to the provisions hereof.

               (iv) Notwithstanding the foregoing, nothing herein shall impair or otherwise limit the rights, remedies and powers of the Pari Passu Creditor Parties under the Pari Passu Financing Documents or Applicable Law not expressly addressed herein, including the right of any Pari Passu Creditor Parties under any Pari Passu Financing Document to declare a Default or Event of Default under such Pari Passu Financing Document and to accelerate or require the repurchase of the Pari Passu Financings outstanding under the respective Pari Passu Financing Agreement, to commence a Foreclosure Action and to pursue any Realization with respect to the Proceeds Account constituting a part of the Collateral under the respective Pari Passu Financing Agreement and any other rights, remedies and powers of the Pari Passu Creditor Parties and the Pari Passu Facility Agents set forth in the respective Pari Passu Financing Documents.

     SECTION 9.2. NOTICES OF DEFAULT AND ACCELERATION.

          (a) NOTICE OF DEFAULT. Promptly after the Pari Passu Facility Agent under any Pari Passu Financing Agreement receives notice of the occurrence of, or the Pari Passu Creditors under any Pari Passu Financing Agreement declare, in accordance with the terms thereof, a Pari Passu Event of Default thereunder, the Pari Passu Facility Agent under such Pari Passu Financing Agreement shall notify the Collateral Agent and each other Pari Passu Facility Agent in writing of such occurrence or decision (a "Notice of Pari Passu Event of Default"). Promptly after the waiver of any Pari Passu Event of Default under any Pari Passu Financing Agreement, or the determination of the Pari Passu Creditors under any Pari Passu Financing Agreement to rescind and annul any prior declaration of any Pari Passu Event of Default thereunder, the Pari Passu Facility Agent under such Pari Passu Financing Agreement shall notify the Collateral Agent and each other Pari Passu Facility Agent in writing of such waiver or rescission and annulment.

          (b) NOTICE OF ACCELERATION, MANDATORY REPURCHASE OR MANDATORY PARTIAL REPURCHASE. Promptly after the decision of the Pari Passu Creditors under any Pari Passu Financing Agreement to accelerate the Pari Passu Debt outstanding thereunder or to declare a Mandatory Repurchase Event prior to the Initial Repurchase Date of any Note outstanding thereunder, in either case, in accordance with the terms thereof, the Pari Passu Facility Agent under such Pari Passu Financing Agreement shall notify the Collateral Agent and each other Pari Passu Facility Agent in writing of such decision. Promptly after the determination of the Pari Passu Creditors under any Pari Passu Financing Agreement to rescind and annul any prior acceleration of the Pari Passu Debt outstanding thereunder or to rescind and annul any prior Mandatory Repurchase, the Pari Passu Facility Agent under such Pari Passu Financing Agreement shall notify the Collateral Agent and each other Pari Passu Facility Agent in writing of such rescission and annulment.


                             Common Terms Agreement

          (c) FAILURE TO PROVIDE NOTICE. The failure of any Pari Passu Facility Agent to give any notice provided for in this Section 9.2 to the Collateral Agent or any other Pari Passu Facility Agent shall not impair or limit the effectiveness under any Pari Passu Financing Agreement of the occurrence or declaration (or waiver, rescission or annulment) of any Pari Passu Event of Default, the acceleration (or rescission or annulment of any acceleration) of any Pari Passu Debt or the Mandatory Repurchase (or rescission or annulment of any Mandatory Repurchase) of any Pari Passu Debt outstanding thereunder.

     SECTION 9.3. FORECLOSURE ACTIONS AND OTHER REALIZATIONS.

          (a) INSTRUCTION TO COMMENCE FORECLOSURE ACTION. After the acceleration of any Pari Passu Debt under, and in accordance with the applicable provisions of, any Pari Passu Financing Agreement, the Pari Passu Creditors holding at least a majority in principal amount of the Pari Passu Debt outstanding under such Pari Passu Financing Agreement shall be entitled to instruct the Collateral Agent to commence, no earlier than the thirty-first (31st) day after the date of the notice required by Section 9.3(b), Foreclosure Action with respect to the Common Collateral.

          (b) NOTICE OF INSTRUCTION TO COMMENCE FORECLOSURE ACTION. Promptly after the determination of the Pari Passu Creditors under any Pari Passu Financing Agreement to instruct the Collateral Agent to commence Foreclosure Action with respect to the Common Collateral, in accordance with Section 9.3(a), the Pari Passu Facility Agent under such Pari Passu Financing Agreement shall notify the Collateral Agent and each other Pari Passu Facility Agent in writing of such decision.

          (c) RECONSIDERATION PERIOD. Unless the Reconsideration Period (as defined below) is waived by the Pari Passu Creditors pursuant to Section 9.3(d), during the thirty (30)-day period following the date of the notice required by
Section 9.3(b) (the "Reconsideration Period"), the Pari Passu Creditors under any Pari Passu Financing Agreement that have decided to instruct the Collateral Agent to commence Foreclosure Action with respect to the Common Collateral (the "Initiating Pari Passu Creditors") will be required to consult regarding the advisability of commencing Foreclosure Action with any other Pari Passu Creditor Party that makes a request therefor.

          (d) POLLING OF PARI PASSU CREDITORS; WAIVER OF RECONSIDERATION PERIOD. A notice from any Pari Passu Facility Agent delivered pursuant to Section 9.3(b) shall constitute, and be deemed to be, a request by the Initiating Pari Passu Creditors for the Collateral Agent to poll the other Pari Passu Creditors in accordance with Section 9.4 as to whether the Reconsideration Period should be waived. If the Pari Passu Creditors holding at least a majority in principal amount of the Pari Passu Debt outstanding under each Significant Pari Passu Facility, voting as separate classes, vote to waive the Reconsideration Period, then the Reconsideration Period shall be waived and immediately terminated, and the Initiating Pari Passu Creditors forthwith shall not be required to consult regarding the advisability of commencing Foreclosure Action with any other Pari Passu Creditor, whether or not such Pari Passu Creditor is a Pari Passu Creditor with respect to a Significant Pari Passu Facility and whether it voted not to waive the Reconsideration Period.


                             Common Terms Agreement

          (e) COMMENCEMENT OF FORECLOSURE ACTION. Unless the Collateral Agent shall have received, prior to or upon the expiration of the Reconsideration Period, a notice from the respective Pari Passu Facility Agent that the Initiating Pari Passu Creditors have decided, in accordance with Section 9.3(f), to rescind the instruction to commence Foreclosure Action, the Collateral Agent shall, immediately upon the expiration of the Reconsideration Period or the earlier termination upon waiver of the Reconsideration Period pursuant to
Section 9.3(d), commence Foreclosure Action against the Common Collateral.

          (f) RESCISSION AND ANNULMENT OF INSTRUCTION.

               (i) Provided the Reconsideration Period has not been waived in accordance with Section 9.3(d), at any time after the instruction to commence Foreclosure Action has been given by the Initiating Pari Passu Creditors and before all or any portion of the Common Collateral shall have been sold, otherwise disposed of or otherwise applied or foreclosed upon, any Initiating Pari Passu Creditor may request the respective Pari Passu Facility Agent to poll the other Initiating Pari Passu Creditors with respect to rescission and annulment of such instruction. Upon receipt of any such request for a poll of the other Initiating Pari Passu Creditors, the respective Pari Passu Facility Agent shall promptly poll the Initiating Pari Passu Creditors in accordance with the procedures set forth in the respective Pari Passu Financing Agreement (or such procedures as such agent may adopt and comparable to those set forth in Section 9.4, if no procedures are set forth in such agreement). If the Initiating Pari Passu Creditors holding at least a majority in principal amount of the Pari Passu Debt outstanding under the respective Pari Passu Financing Agreement vote to rescind and annul the instruction to commence Foreclosure Action, the respective Pari Passu Facility Agent shall, by written notice to the Company and the Collateral Agent, with a copy of such notice to each of the other Pari Passu Facility Agents, instruct the Collateral Agent not to commence any Foreclosure Action that has not theretofore been commenced and immediately to rescind and annul any Foreclosure Action that has theretofore been commenced. In accordance with such instruction, the Collateral Agent shall provide written notice of such rescission and annulment to the Company and no Foreclosure Action shall be commenced and any Foreclosure Action that has been commenced shall immediately be rescinded and annulled.

               (ii) If the Reconsideration Period has been waived in accordance with Section 9.3(d), at any time after the instruction to commence Foreclosure Action has been given by the Initiating Pari Passu Creditors and before all or any portion of the Common Collateral shall have been sold, otherwise disposed of or otherwise applied or foreclosed upon, Pari Passu Creditors holding at least a majority in principal amount of the Pari Passu Debt under a Significant Pari Passu Facility may request the Collateral Agent to poll the Pari Passu Creditors under the other Significant Pari Passu Facilities with respect to rescission and annulment of such instruction. Upon receipt of any such request for a poll of the Pari Passu Creditors under the other Significant Pari Passu Facilities, the Collateral Agent shall promptly poll such Pari Passu Creditors in accordance with the procedures set forth in Section 9.4. If the Pari Passu Creditors holding at least a majority in principal amount of the Pari Passu Debt outstanding under each Significant Pari Passu Facility, voting as separate classes, vote to rescind and annul the instruction to commence


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     Foreclosure Action, the Collateral Agent shall provide written notice of such rescission and annulment to the Company and no Foreclosure Action shall be commenced and any Foreclosure Action that has been commenced shall immediately be rescinded and annulled.

               (iii) Notwithstanding anything in this Section 9.3 to the contrary, if the Initiating Pari Passu Creditors are not Pari Passu Creditors under a Significant Pari Passu Facility and if the Reconsideration Period has not been waived in accordance with Section 9.3(d), at any time after the instruction to commence Foreclosure Action has been given by the Initiating Pari Passu Creditors and before all or any portion of the Common Collateral shall have been sold, otherwise disposed of or otherwise applied or foreclosed upon, Pari Passu Creditors holding at least a majority in principal amount of the Pari Passu Debt under a Significant Pari Passu Facility may request the Collateral Agent to poll the Pari Passu Creditors under the other Significant Pari Passu Facilities with respect to rescission and annulment of the instruction to commence Foreclosure Action given by the Initiating Pari Passu Creditors. Upon receipt of any such request for a poll of the Pari Passu Creditors under the Significant Pari Passu Facilities, the Collateral Agent shall promptly poll such Pari Passu Creditors in accordance with the procedures set forth in Section 9.4. If the Pari Passu Creditors holding at least a majority in principal amount of the Pari Passu Debt outstanding under each of not less than two Significant Pari Passu Facilities, voting as separate classes, (which two or more Significant Pari Passu Facilities represent, in the aggregate, at least sixty-six and two-thirds percent (66-2/3%) in principal amount of all Pari Passu Debt outstanding) vote to rescind and annul the instruction to commence Foreclosure Action given by the Initiating Pari Passu Creditors, the Collateral Agent shall provide written notice of such rescission and annulment to the Pari Passu Facility Agent representing the Initiating Pari Passu Creditor Parties, all other Pari Passu Facility Agents and the Company and no Foreclosure Action shall be commenced and any Foreclosure Action that has been commenced shall immediately be rescinded and annulled.

               (iv) No such rescission or annulment shall affect any subsequent default or Foreclosure Action or impair any right consequent thereto.

     SECTION 9.4. VOTING AND POLLING PROCEDURES.

          (a) POLLING OF PARI PASSU CREDITORS. In connection with any matter that must be agreed by the Required Pari Passu Creditors or all or a specified percentage of the Pari Passu Creditors under each Pari Passu Financing Agreement or of the Pari Passu Creditors under the Significant Pari Passu Facilities and as to which the Collateral Agent has been or, pursuant to the provisions hereof, is deemed to have been requested by any Pari Passu Creditor Party to poll the Pari Passu Creditors or the Pari Passu Creditors under the Significant Pari Passu Facilities, each Pari Passu Facility Agent will, on behalf of the Collateral Agent, poll its respective Pari Passu Creditors as to such matter and provide a written notice to the Collateral Agent of the results thereof.

          (b) POLLING PROCEDURES. In polling the Pari Passu Creditors, the duties of the Collateral Agent shall be to give notice to each Pari Passu Facility Agent, which notice shall in


                             Common Terms Agreement
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turn be given by each Pari Passu Facility Agent to their respective Pari Passu
Creditors and shall be sufficient to explain the matter to be acted upon and to receive and record their respective responses to the action requested in such notice. For the purposes of this Agreement, polls may be taken orally or in writing, provided that the methods used by the Pari Passu Facility Agent in conducting polls hereunder shall be in conformity with the provisions of the Pari Passu Financing Documents.

          (c) BINDING EFFECT. If the Required Pari Passu Creditors or all or a specified percentage of the Pari Passu Creditors under each Pari Passu Financing Agreement or of the Pari Passu Creditors under the Significant Pari Passu Facilities, as the case may be, agree to take action with respect to any matter governed by this Article 9, the Collateral Agent, on behalf of the Pari Passu Creditor Parties, shall provide any notice and execute any agreements or other documents required to give effect to such agreement. Such notices and agreements shall be binding on all Pari Passu Creditor Parties, and their respective successors and assigns.

          (d) SWAP LENDERS. Notwithstanding anything to the contrary contained in this Agreement, no Swap Lender, in its capacity as a Swap Lender, shall have any voting rights with respect to the Collateral.

     SECTION 9.5. DIRECTION OF FORECLOSURE ACTION. From and after the determination of the Pari Passu Creditors under any Pari Passu Financing Agreement to instruct the Collateral Agent to commence Foreclosure Action with respect to the Common Collateral, and until all of the Obligations and Other Pari Passu Obligations shall have been finally paid in full, the Collateral Agent shall act hereunder in accordance with the instructions of (x) the Initiating Pari Passu Creditors holding a majority in principal amount of the outstanding Pari Passu Debt under the respective Pari Passu Financing Documents or (y) if the Reconsideration Period has been waived in accordance with Section 9.3(d), the Pari Passu Creditors holding at least a majority in principal amount of the outstanding Pari Passu Debt under each Significant Pari Passu Facility, each voting as a separate class, provided that in no event shall the Collateral Agent be instructed to cease prosecution of any Foreclosure Action unless such Foreclosure Action is rescinded and annulled in accordance with Section 9.3(f). In so acting, the Collateral Agent shall not be affected by any instructions given by any Person other than the Persons identified in clause (x) or (y) above, as the case may be, or be required to obtain the consent of any other Person to take any action hereunder.

     SECTION 9.6. ALLOCATION OF MANDATORY PREPAYMENTS; APPLICATION OF CASH PROCEEDS FROM PREPAYMENT AND REALIZATION, APPLICATION OF SET OFF.

          (a) ALLOCATION OF MANDATORY PREPAYMENTS.

               (i) Subject to Section 9.6(a)(iii), all proceeds of any Mandatory Prepayment (other than interest and "break funding" compensation payable in respect thereof) shall be paid to the Paying Agent (which amount shall be held in trust by the Paying Agent for the Pari Passu Facility Agents), or to the Pari Passu Facility Agents and thereafter shall be applied ratably in accordance with the respective principal amounts of Pari Passu Debt becoming due and payable on account of such Mandatory Prepayment under the respective Pari Passu Financing Agreements, for application in accordance with


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     Sections 2.9 and 2.7 of the Note Purchase Agreements or the equivalent provisions of the Other Pari Passu Financing Agreements.

               (ii) Subject to Section 9.6(a)(iii), all interest and "break funding" compensation payable in respect of any Mandatory Prepayment shall be paid to the Paying Agent, shall be held in trust for the Pari Passu Facility Agents or to the Pari Passu Facility Agents and thereafter shall be applied to the ratable payment to the Pari Passu Facility Agents according to the amounts payable on account of interest and "break funding" compensation under the respective Pari Passu Financing Agreements, for application in accordance with Section 2.9 and 2.7 of the Note Purchase Agreements or the equivalent provisions of the Other Pari Passu Financing Agreements.

               (iii) If the amount of any Mandatory Prepayment exceeds the aggregate amount payable to the Paying Agent or the Pari Passu Facility Agents pursuant to subsections (i) and (ii) above, any such excess shall be reapplied in the following order: first, to the ratable payment of fees, costs and expenses due and payable to the Collateral Agent under this Agreement or any other Pari Passu Financing Documents; second, to the Paying Agent for payment to each Pari Passu Facility Agent, for the ratable benefit of each of the Pari Passu Creditor Parties, ratably according to the respective amounts of other Pari Passu Obligations then due and payable (in each case in accordance with the respective amounts owed therefor), for application in accordance with Section 2.9 and 2.7 of the Note Purchase Agreements or the equivalent provision of the Other Pari Passu Financing Agreements; provided, however, that if a Notice of Default remains in effect, such application shall be made ratably according to the respective amounts of Pari Passu Obligations, whether any such amount is then due and payable; and third, to the Company Party that tendered such Mandatory Prepayment (which payment will be accompanied by a mandatory reduction of the Pari Passu Commitments on a pro rata basis (in accordance with the respective amounts of such Pari Passu Commitments) under Section 2.9 of the Note Purchase Agreements or the equivalent provisions of the Other Pari Passu Financing Agreements).

          (b) ALLOCATION OF CASH PROCEEDS OF REALIZATION OR SET-OFF. Whenever any payment received by the Collateral Agent pursuant to a Realization or other recovery in respect of the Pari Passu Obligations is insufficient to pay in full, or the amount of any set off taken by any Pari Passu Creditor Party in accordance with Section 10.10 is insufficient to satisfy in full, all amounts then due and payable to all of the Pari Passu Creditor Parties under all of the Pari Passu Financing Documents:

               (i) IF NOTICE OF DEFAULT IS NOT IN EFFECT. If the Collateral Agent has not received a Notice of Pari Passu Event of Default in accordance with Section 9.2(a) (or if all Notices of Pari Passu Event of Default previously given shall have ceased to be in effect), such payment shall be applied in the following order: first, to the ratable payment of fees, costs and expenses due and payable to the Collateral Agent under this Agreement or any other Pari Passu Financing Documents; and second, to each Pari Passu Facility Agent, for the ratable benefit of each of the Pari Passu Creditor Parties under each Pari Passu Financing Agreement, ratably according to the respective amounts of Pari Passu Debt and other Pari Passu Obligations then due and payable (in each case in accordance


                             Common Terms Agreement
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


     with the respective amounts owed therefor), for application in accordance with Section 2.9 of the Note Purchase Agreements or the equivalent provision of the Other Pari Passu Financing Agreements; or

               (ii) IF NOTICE OF DEFAULT IS IN EFFECT. If the Collateral Agent has received a Notice of Pari Passu Event of Default in accordance with
     Section 9.2(a) that remains in effect, such payment shall be applied in the following order: first, to the ratable payment of fees, costs and expenses due and payable to the Collateral Agent under this Agreement or any other Pari Passu Financing Documents; and second, to each Pari Passu Facility Agent, for the ratable benefit of each of the Pari Passu Creditor Parties under each Pari Passu Financing Agreement, ratably according to the respective amounts of Pari Passu Debt and other Pari Passu Obligations, regardless of whether any such amount is then due and payable (in each case in accordance with the respective amounts owed therefor), for application in accordance with Section 2.9 of the Note Purchase Agreements or the equivalent provision of the Other Pari Passu Financing Agreements.

     SECTION 9.7. PAYMENTS SET ASIDE. Notwithstanding anything to the contrary herein contained, this Article 9 shall continue to be effective or be reinstated, as the case may be, if at any time any payment or distribution, or any part thereof, of or with respect to any or all of the Pari Passu Debt or the Liens securing the Obligations and the Pari Passu Liens is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Pari Passu Creditor Party in connection with any Insolvency or Liquidation Proceeding involving any Specified Company Party or otherwise, or if any Pari Passu Creditor Party elects to return any such payment or distribution or any part thereof in its discretion, all as though such payment or distribution had not been made. Each of the Pari Passu Creditor Parties agrees to reimburse to the Collateral Agent its pro rata share of any distribution in respect of Common Collateral to the extent the same is actually paid over to such Pari Passu Creditor Party, and subsequently rescinded, avoided, or otherwise required to be returned by the Collateral Agent.

     SECTION 9.8. MODIFICATIONS, AMENDMENTS, WAIVERS AND CONSENTS OF PARI PASSU FINANCING DOCUMENTS.

          (a) WRITING. Notwithstanding any provisions of any Pari Passu Financing Document, no amendment of any provision of Article 9 or any of the Pari Passu Financing Documents other than any of the Initial Purchaser Guaranties (including a waiver or consent relating thereto) shall be effective against any Pari Passu Creditor Party unless the same shall be in writing and signed and consented to by or on behalf of each Pari Passu Creditor Party the approval or consent of which is required under this Agreement or the applicable Pari Passu Financing Document. The consent of each Pari Passu Creditor shall be conclusively evidenced by the signature of the relevant Pari Passu Facility Agent acting on its behalf. Notwithstanding any provisions of any Pari Passu Financing Document, no amendment of any provision of the Pari Passu Financing Documents other than any of the Initial Purchaser Guaranties (including any waiver or consent relating thereto) shall be effective against any Company Party that is a party thereto unless the same shall be in writing and signed by such Company Party, provided that nothing herein shall be deemed to require the approval or consent of the Company or any other Company Party to any amendment or waiver of any provision of this Article 9 (other than


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any provision of Section 9.3, 9.5 or 9.6 relating to the percentage of Pari
Passu Creditors the consent or approval of which is required to take or cause to be taken any action, to give or cause to be given any instruction, or to rescind or annul or to cause to be rescinded or annulled any action or instruction, any provision of Section 9.4 relating to the procedures for polling Pari Passu Creditors with respect to any amendment of or consent or waiver under this Agreement or to the binding nature of any decision made in accordance with this
Article 9 on the Pari Passu Creditor Parties, any provision of Section 9.3 that would have the effect of shortening or eliminating the Reconsideration Period or this Section 9.8).

               Notwithstanding anything in the Pari Passu Financing Documents to the contrary, (i) no amendment that has the effect of (a) increasing the duties or obligations of the Collateral Agent, any Pari Passu Facility Agent or any Co-Agent, (b) increasing the standard of care or performance required on the part of the Collateral Agent, any Pari Passu Facility Agent or any Co-Agent, or
(c) reducing or eliminating the indemnities or immunities to which the Collateral Agent, any Pari Passu Facility Agent or any Co-Agent is entitled (including any amendment of this Section 9.8), shall be effective unless the same shall be signed and consented to by or on behalf of the Collateral Agent, such Pari Passu Facility Agent or such Co-Agent, as the case may be; (ii) no amendment of any provision of Section 9.3, 9.5 or 9.6 relating to the percentage of Pari Passu Creditors the consent or approval of which is required to take or cause to be taken any action, to give or cause to be given any instruction, or to rescind or annul or to cause to be rescinded or annulled any action or instruction, of any provision of Section 9.4 relating to the procedures for polling Pari Passu Creditors with respect to any amendment of or consent or waiver under this Agreement or to the binding nature of any decision made in accordance with this Article 9 on the Pari Passu Creditor Parties, of any provision of Section 9.3 that would have the effect of shortening or eliminating the Reconsideration Period or of this Section 9.8 shall be effective without the consent of the Company and all Pari Passu Facility Agents (acting with the consent of each Pari Passu Creditor); and (iii) prior to the Initial Purchaser Release Date relating to any Vendor Party, no amendment of any of the Pari Passu Financing Documents (including a waiver or consent relating thereto) shall be effective without the consent of such Vendor Party (except that this clause
(iii) does not apply to any amendment of any Note Purchase Agreement to which such Vendor Party is not a party or of any Note issued pursuant thereto).

          (b) VOTING REQUIREMENTS FOR AMENDMENTS TO PARI PASSU FINANCING DOCUMENTS. Notwithstanding any provisions of any Pari Passu Financing Document:

               (i) AMENDMENTS REQUIRING APPROVAL OF ALL PARI PASSU CREDITORS UNDER SIGNIFICANT PARI PASSU FACILITIES. No amendment, waiver or consent that has the effect of (A) decreasing the amount, or advancing the stated termination or reduction date, of any commitment of any Pari Passu Creditor under any Pari Passu Financing Agreement; or altering the obligation of any Initial Purchaser to provide Additional Commitments under Section 2.5(a) of the Note Purchase Agreements; provided, that the parties acknowledge that this clause (A) shall not impair the right of the Company to terminate in whole or permanently reduce in part, without premium or penalty, the Commitments of the Purchasers under any Note Purchase Agreement in accordance with Section 2.5(f) thereof or of any other Pari Passu Creditors in accordance with the terms of any Pari Passu Financing Agreement, (B) accelerating the principal amortization, interest


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


     payment schedule with respect to or the stated maturity, Final Maturity Date or Initial Repurchase Date, as the case may be, of any Pari Passu Debt under any Pari Passu Financing Agreement; (C) releasing any Common Collateral with a Fair Market Value in excess of $1,000,000, other than any Common Collateral released by the Collateral Agent in accordance with the provisions of Section 7.9(b)(i), (ii) or (iii) as in effect as of the date hereof, from any Lien securing the Obligations or Pari Passu Lien; (D) expanding the obligations of the Company to prepay or repurchase any Pari Passu Debt (including the obligations as to Mandatory Prepayments); (E) permitting the creation of any Lien ranking prior to or on parity with the Liens securing the Obligations or the Pari Passu Liens (other than a Pari Passu Lien securing Other Pari Passu Debt); (F) changing the definition of "Other Pari Passu Debt," "Excluded Debt," "Foreclosure Action," "Funding Gap Financing," "Permitted ICMS Debt," "Realization," or "Significant Pari Passu Facilities;" (G) altering the provisions of Section 9.6; (H) altering the provisions of this subsection (b); or (I) altering the provisions of
     Section 9.1(a), 9.1(d), 9.1(e), 9.2, 9.3, 9.5, 9.6, 9.9 or 10.11(b) shall be effective unless the same shall be signed by or on behalf of all of the Pari Passu Creditors under the Significant Pari Passu Facilities.

               (ii) AMENDMENTS REQUIRING APPROVAL OF A MAJORITY OF PARI PASSU CREDITORS UNDER THE SIGNIFICANT PARI PASSU FACILITIES. No amendment, waiver or consent that has the effect of (A) increasing the rate of interest or Fees under the Purchasers' Fee Letters accruing with respect to any Pari Passu Debt or (B) making the covenants, representations, events of default or lender rights and remedies benefiting any Purchaser Party under this Agreement, the related Note Purchase Agreement and its Notes more burdensome (as a whole) than the covenants, representations, Events of Default or rights and remedies contained in this Agreement and the Note Purchase Agreements and Notes on the date hereof shall be effective unless the same shall be signed by or on behalf of the Pari Passu Creditors holding at least a majority in principal amount of the Pari Passu Debt outstanding under each Significant Pari Passu Facility.

               (iii) CERTAIN AMENDMENTS OF THE COLLATERAL DOCUMENTS.

                    (A) If the Company enters into any Other Pari Passu
               Financing Agreement, the Other Pari Passu Facility Agents, the Other Pari Passu Creditors, the Company Parties and the Collateral Agent shall enter into such amendments to the Pari Passu Collateral Documents as may be required to secure the Pari Passu Obligations under the Other Pari Passu Financing Documents with Pari Passu Liens on the Common Collateral. All such amendments shall be in form and substance satisfactory to the Collateral Agent, shall be consistent with the provisions of this
               Article 9, shall not require the consent of any Person other than all Pari Passu Facility Agents and shall be accompanied by such legal opinions and other documents as the Collateral Agent or any Pari Passu Facility Agent may require.

                    (B) All amendments to the Pari Passu Collateral Documents as are required by Section 4.10, all amendments to the Company Equipment Pledge Agreement or any Subsidiary Equipment Pledge Agreement for the purpose of removing and naming a successor to any Person designated as the depositary


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                                      103
               thereunder and all amendments to the HoldCo Stock Pledge Agreement, the Company Stock Pledge Agreement or any Subsidiary Stock Pledge Agreement for the purpose of removing and naming a successor to any individual shareholder named therein shall be in form and substance satisfactory to the Collateral Agent, shall be consistent with the provisions of such Section 4.10 and shall not require the consent of any Person other than (I) the Collateral Agent, (II) the Company Parties party to such Pari Passu Collateral Document, (III) in the case of the Company Equipment Pledge Agreement or the Subsidiary Equipment Pledge Agreement, the Person designated as the depositary and, if applicable, the successor to such Person and (IV) in the case of the HoldCo Stock Pledge Agreement, the Company Stock Pledge Agreement or any Subsidiary Stock Pledge Agreement, any individual shareholder named therein and, if applicable, the successor to such individual shareholder.

                    (C) All amendments to the Proceeds Account Pledge Agreements as are required by Section 4.10 and all amendments to the Proceeds Account Pledge Agreement for the purpose of removing and naming a successor to any Person designated as the depositary thereunder shall be in form and substance satisfactory to the Proceeds Collateral Agent, shall be consistent with the provisions of such Section 4.10 and shall not require the consent of any Person other than (I) the respective Proceeds Collateral Agent, (II) the Company and (III) the Person designated as the depositary and, if applicable, the successor to such Person.

                    (D) Subject to Section 9.8(a), any amendment of the Exchange
               Debt Agreement shall not require the consent of any Person other than the Vendor Parties and the Company.

               (iv) OTHER AMENDMENTS. Except as otherwise provided in subsections (i), (ii) and (iii) or as set forth specifically in Section 9.3 or 9.4, no other amendment, waiver or consent in respect of this Agreement or any other Pari Passu Financing Document (other than the Pari Passu Financing Agreements and the related Notes) shall be effective unless signed by each Pari Passu Facility Agent, acting upon the instruction of the Required Pari Passu Creditors or all or a specified percentage of the Pari Passu Creditors (or specific Pari Passu Creditor Parties) under, and as provided in, the respective Pari Passu Financing Agreement. Notwithstanding anything herein to the contrary, Schedules 1.1(a), 3.1(a),
     3.17 and 10.4 may be amended by written notice by the Company to the Collateral Agent, to the extent necessary to reflect transactions occurring after the date hereof that are otherwise permissible hereunder.

          (c) NO WAIVER. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. Any amendment effected in accordance with this Section 9.8 shall be binding upon each present and future Pari Passu Creditor Party and the Company Parties.


                             Common Terms Agreement
                                      104
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     All references in this Section to "Pari Passu Creditor Parties" shall include each Vendor Party that has provided an Initial Purchaser Guaranty, until such Initial Purchaser Guaranty has been terminated.

     SECTION 9.9 NO EFFECT ON INITIAL PURCHASER GUARANTIES. Nothing in this Agreement shall: (a) require the sharing or distribution (pursuant to Section
9.6 or otherwise) of amounts received or owing under any Initial Purchaser Guaranty other than according to the terms of such Initial Purchaser Guaranty;
(b) act to limit the circumstances under which beneficiaries of any Initial Purchaser Guaranty can or do assert rights under such Initial Purchaser Guaranty; or (c) limit or delay the degree or extent of any indemnification, reimbursement, keep-well or similar payment or undertaking otherwise available under any Initial Purchaser Guaranty.

                                   ARTICLE 10.

                                  MISCELLANEOUS

     SECTION 10.1. EXPENSES. The Company shall pay promptly after demand:

          (a) any and all reasonable attorneys' fees and disbursements (including allocated costs of in-house counsel) and other reasonable out-of-pocket costs and expenses incurred by the Collateral Agent in connection with (i) the closing of the transactions contemplated hereby, including recording costs and search and filing fees, in each case whether or not the Closing Date occurs, and (ii) after the Closing Date, any amendments to or the administration of the Pari Passu Financing Documents (including costs and expenses of the Collateral Agent, including their counsel, incurred in connection with inspections and additional or amendments to Pari Passu Collateral Documents as contemplated by Sections 4.2 and 4.10, respectively); and

          (b) any and all costs and expenses (including fees and disbursements of in-house and other attorneys, appraisers, consultants and other experts) incurred by the Pari Passu Creditor Parties, after an actual or alleged Default or Event of Default, in any workout, restructuring or similar arrangements or in connection with the protection, preservation, exercise or enforcement of any of the terms of the Pari Passu Financing Documents or in connection with any foreclosure, collection or bankruptcy proceedings.

Notwithstanding the foregoing, to the extent the Company shall have been billed on or before the Closing Date for any amounts under paragraph (a) above and, such expenses are denominated in a currency other than Reais, the Company shall pay such expenses within 90 days after the Closing Date.

     SECTION 10.2. INDEMNITY.

          (a) The Company shall indemnify, defend and hold harmless each Pari Passu Creditor Party and the officers, directors, employees, agents, attorneys, affiliates, successors and assigns of each Pari Passu Creditor Party (collectively, the "Indemnitees") from and against (i) any and all stamp, recordation, transaction, transfer and documentary or other similar taxes, assessments or charges made by any Governmental Authority by reason of the execution,


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delivery, filing or recording of the Pari Passu Financing Documents, the making or repayment of the Notes or any Other Pari Passu Debt or any payment in relation thereto (other than Excluded Taxes), and (ii) any and all liabilities, losses, damages, penalties, judgments, claims, costs and expenses of any kind or nature whatsoever (including reasonable attorneys' fees, including allocated costs of in-house counsel, and disbursements in connection with any actual or threatened investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to the Pari Passu Financing Documents or any transactions contemplated therein, the Material Contracts or any transactions contemplated therein, in each case only to the extent arising in connection with any claim, investigation, litigation or proceeding related to or in connection with the transactions contemplated by the Pari Passu Financing Agreements, any other Pari Passu Financing Document or any Material Contract (whether or not the relevant claim, investigation, litigation or proceeding is brought by the Company, its Shareholders or Parent Shareholders or creditors or an Indemnitee is otherwise a party thereto), and in any case, whether or not such transactions are consummated, and the Notes or Other Pari Passu Debt or the use or intended use of the proceeds of the Notes or Other Pari Passu Debt (the "Indemnified Liabilities"); provided that no Indemnitee shall have the right to be indemnified or held harmless hereunder for its own gross negligence or willful misconduct, or for liabilities, losses, damages, penalties, judgments, claims, costs or expenses attributable solely to the actions or omission of another Indemnitee.

          (b) Without limiting the generality of the foregoing, the Company further agrees to fully and promptly pay, perform, discharge, defend, indemnify and hold harmless each Indemnitee from and against any Environmental Damages; provided that the Company shall not have any obligation to any Indemnitee hereunder with respect to any Environmental Damages to the extent such Environmental Damages arise solely from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Environmental Damages incurred by the Indemnitees or any of them subject to the same type of qualifications and exclusions provided in this Section 10.2 with respect to indemnification for Indemnified Liabilities.

          (c) Each Indemnitee will promptly notify the Company of each event of which it has knowledge that may give rise to a claim under clause (ii) of
Section 10.2(a), provided that the failure to so notify the Company shall in no way impair the Company's obligations under this Section 10.2 (except to the extent that such failure to so notify (i) arises from the gross negligence or willful misconduct of such Indemnitee and has an adverse effect on the Company or (ii) increases any amounts payable or indemnifiable by the Company under this
Section 10.2). If any investigative, judicial or administrative proceeding is brought against any Indemnitee indemnified or intended to be indemnified pursuant to this Section 10.2, the Company, to the extent and in the manner directed by the Indemnitee, will resist and defend such proceeding with counsel designated by the Company (which counsel shall be reasonably satisfactory to the Indemnitee). Each Indemnitee will use its best efforts to cooperate in the defense of any such action, writ, or proceeding. The Company shall keep such Indemnitee


                             Common Terms Agreement
advised of the status of such defense and consult with such Indemnitee prior to taking any material position with respect thereto. Such Indemnitee shall, however, be entitled to employ counsel separate from counsel for the Company and from any other party in such proceeding if such Indemnitee shall reasonably determine that a conflict of interest or other circumstance exists that makes representation by counsel chosen by the Company not advisable. The fees and disbursements of such separate counsel shall be paid by the Company. Such Indemnitee shall not agree to the settlement of any such claim without the consent of the Company, unless the Company shall have been given notice of the commencement of an action and shall have failed to provide the defense thereof as herein provided or an Event of Default shall have occurred and if notwithstanding the foregoing, such Indemnitee settles any such claim, the Company shall have no obligation under this Section 10.2 in respect of such claim.

          (d) To the extent that the undertaking to indemnify and hold harmless set forth in Section 10.2(a) may be unenforceable as violative of any Applicable Law or public policy, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under Applicable Law subject to the same type of qualifications and exclusions provided in this Section 10.2 with respect to indemnification for Indemnified Liabilities. All Indemnified Liabilities shall be payable on demand.

     SECTION 10.3. CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Pari Passu Creditor Parties under Applicable Law or otherwise. No failure or delay on the part of any Pari Passu Creditor Party in the exercise of any power, right or remedy under the Pari Passu Financing Documents shall impair such power, right or remedy or operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise thereof or of any other power, right or remedy.

     SECTION 10.4. NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and (except for financial statements, other related informational documents and routine communications, which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with this Section 10.4, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in Schedule 1.1(a) (in the case of the Agents) or 10.4 (in the case of the Company and HoldCo).

     SECTION 10.5. TAXES.

          (a) Except to the extent required by law, any and all payments by or on account of the Company arising under this Agreement shall be made free and clear of and without deduction for any and all present or future Taxes (other than Excluded Taxes). Sections 2.8 and 2.12 of the Note Purchase Agreements or any equivalent provisions of the Other Pari Passu Financing Agreements shall be applicable to all Taxes payable in respect of payments arising under this Agreement, mutatis mutandis.


                             Common Terms Agreement

          (b) Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 10.5 shall survive the payment in full of principal of and interest on the Notes and Other Pari Passu Debt.

     SECTION 10.6. CURRENCY EQUIVALENTS; JUDGMENT CURRENCY.

          (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under any other Pari Passu Financing Document in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase Dollars with such other currency at the close of business in New York City on the Business Day preceding that on which final judgment is given.

          (b) The obligation of the Company in respect of any sum due from it to any Pari Passu Creditor Party hereunder or under any other Pari Passu Financing Document shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by such Pari Passu Creditor Party of any sum adjudged to be so due in such other currency such Pari Passu Creditor Party may in accordance with normal banking procedures purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due to such Pari Passu Creditor Party in Dollars based on the PTAX 800 Rate on the date of such judgment, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Pari Passu Creditor Party against such loss, and if the Dollars so purchased exceed the sum originally due to any such Pari Passu Creditor Party, such Pari Passu Creditor Party agrees to remit to the Company such excess.

     SECTION 10.7. CONFIDENTIALITY.

          (a) Each Agent and each Pari Passu Creditor Party shall maintain any confidential information that it may receive from any Company Party pursuant to this Agreement, including any confidential information of or relating to any third-party contained in any Material Contract, and shall not disclose such information to third parties without the prior consent of such Company Party, except for disclosure: (i) to legal counsel, accountants and other professional advisors to the Pari Passu Creditor Parties on a need-to-know basis who have agreed to be subject to this Section 10.7; (ii) to regulatory officials having jurisdiction over the Pari Passu Creditor Parties; (iii) required by Applicable Law or in connection with any legal proceeding; (iv) to any other Pari Passu Creditor Parties; (v) to another Person in connection with a potential assignment or Participation under any Pari Passu Financing Agreement, provided that such Person shall have agreed in writing to be subject to this Section 10.7; (vi) to prospective purchasers of Collateral after an Event of Default; and (vii) of information that has been previously disclosed publicly without breach of this provision.

          (b) The Company shall maintain this Agreement and the other Pari Passu Financing Documents confidential and shall not disclose them to third parties, except for disclosure: (i) to legal counsel, accountants and other professional advisors to the Company Parties on a need-to-know basis who have agreed to be subject to this Section 10.7; (ii) to regulatory officials having jurisdiction over the Company Party; (iii) required by Applicable Law or in connection with any legal proceeding; (iv) to the Pari Passu Creditor Parties; (v) at the


                             Common Terms Agreement
request of any Pari Passu Pari Passu Creditor Party, to another Person in connection with a potential Assignment or Participation; and (vi) of information that has been previously disclosed publicly without breach of this provision, provided that the Company shall request confidential treatment in all its SEC filings, in accordance with then-effective SEC rules and regulations, with respect to such portions of the Pari Passu Financing Documents as the Collateral Agent may reasonably designate from time to time.

     SECTION 10.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

     SECTION 10.9. CHOICE OF FORUM.

          (a) Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement may be tried and litigated in, and each of HoldCo and the Company hereby consents to the non-exclusive jurisdiction of, state or Federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH OF THE COMPANY AND THE PARI PASSU CREDITOR PARTIES WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

          (b) The Company hereby irrevocably appoints CT Corporation Systems (which has consented thereto) with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its Process Agent (the "Process Agent") to receive for and on behalf of the Company service of process in the County of New York relating to this Agreement and any other Pari Passu Financing Documents that are not governed by Brazilian law. SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AGAINST THE COMPANY MAY BE MADE ON THE PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND THE PROCESS AGENT IS HEREBY AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF THE COMPANY AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON THE PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON THE COMPANY, SUFFICIENT FOR PERSONAL JURISDICTION, AND SHALL BE LEGAL AND BINDING UPON THE COMPANY FOR ALL PURPOSES, NOTWITHSTANDING ANY FAILURE OF THE PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO THE COMPANY, OR ANY FAILURE ON THE PART OF THE COMPANY TO RECEIVE THE SAME. The Company confirms that it has instructed the Process Agent to mail to the Company, upon service of process being made on the Process Agent pursuant to this Section, a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at the Company's address set


                             Common Terms Agreement
forth in Schedule 10.4, or to such other address as the Company may notify the Process Agent in writing. The Company agrees that it will at all times maintain a Process Agent to receive service of process in the County of New York on its behalf with respect to this Agreement. If for any reason the Process Agent or any successor thereto shall no longer serve as such Process Agent or shall have changed its address without notification thereof to the Pari Passu Creditor Parties, the Company, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute Process Agent acceptable to the Collateral Agent in the County of New York and advise the Collateral Agent thereof.

          (c) Nothing contained in this Section shall preclude the Pari Passu Creditor Parties from bringing any action or proceeding arising out of or relating to this Agreement in the courts of any place where the Company or any of its assets may be found or located.

     SECTION 10.10. SETOFF. In addition to any rights now or hereafter granted under Applicable Law, during the existence and continuation of any Event of Default, each Pari Passu Creditor Party is hereby irrevocably authorized by the Company, at any time or from time to time, without notice to the Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness, in each case whether direct or indirect or contingent or matured or unmatured at any time held or owing by such Pari Passu Creditor Party to or for the credit or the account of the Company, against and on account of the obligations of the Company to such Pari Passu Creditor Party under the Pari Passu Financing Documents to which the Company is a party, irrespective of whether or not such Pari Passu Creditor Party shall have made any demand for payment and although such obligations may be contingent and unmatured, provided that any such amounts shall be applied in accordance with
Section 9.6 hereof. Each Pari Passu Creditor Party agrees to promptly notify the Company and the Collateral Agent after any such set-off or application made by such Pari Passu Creditor Party. The Company agrees that, except as otherwise provided herein or in any Pari Passu Financing Document, its payment hereunder and the under the Pari Passu Financing Documents shall be made without off-set, deduction or counterclaim.

     SECTION 10.11 NATURE OF VESPER CAYMAN SPV'S OBLIGATIONS; REMOVAL OF PAYING AGENT.

          (a) Notwithstanding anything herein or in any of the Note Documents or other Pari Passu Financing Documents to the contrary, (a) the Company shall have no direct or contingent obligations (including by reason of Section 10.2 hereof) in respect of Vesper Cayman SPV's obligations under the Purchasers' Fee Letters and (b) Vesper Cayman SPV shall not be deemed to be a Company Party for purposes of, and the obligations of Vesper Cayman SPV under the Purchasers' Fee Letters shall not constitute Obligations to the respective Purchaser Parties or Pari Passu Obligations to the Pari Passu Creditor Parties that are secured by the collateral or the Common Collateral (as the case may be) under, the Proceeds Account Pledge Agreement or the Pari Passu Collateral Documents (as the case may be).

          (b) Upon the vote of the Purchasers holding at least a majority in principal amount of the Notes outstanding under each of the Note Purchase Agreements, the Initial


                             Common Terms Agreement

Facility Agents and the Collateral Agent shall direct the Company to, and, if such direction is given, the Company shall terminate the appointment of the Paying Agent in accordance with subparagraphs (a) and (c) of Paragraph 11 of the Paying Agency Agreement if (i) the Paying Agent fails on two occasions at any time during the term of the Paying Agency Agreement to make any payment to any Initial Facility Agent or to the Collateral Agent in accordance with Paragraph 4 of the Paying Agency Agreement or (ii) a Paying Agent Change of Control (as defined in the Paying Agency Agreement) occurs or notice of an impending occurrence of a Paying Agent Change of Control has been given, unless the Company demonstrates to the reasonable satisfaction of the Initial Facility Agents and the Collateral Agent that such Paying Agent Change of Control could not reasonably be expected to expose the Pari Passu Creditors to materially increased risk.

     SECTION 10.12. HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

     SECTION 10.13. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

     SECTION 10.14. SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the closing and the extensions of credit hereunder and shall continue as valid and enforceable agreements, representations and warranties (when made hereunder) until payment and performance of any and all Pari Passu Obligations. Any investigation at any time made by or on behalf of the Pari Passu Creditor Parties shall not diminish the right of the Pari Passu Creditor Parties to rely thereon. Without limitation, the agreements and obligations of the Company contained in Sections 10.1 and
10.2 and the obligations of the Pari Passu Creditor Parties under Section 7.5 shall survive the payment in full of all other Pari Passu Obligations.

     SECTION 10.15. EXECUTION IN COUNTERPARTS.

          (a) This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Faxed signatures to this Agreement shall be binding to the extent set forth in clause (b).

          (b) This Agreement shall be effective immediately upon its execution by all parties hereto, provided that, on the Closing Date, each party hereto shall deliver originally executed signature pages that, if executed in Brazil, have been witnessed by two witnesses or, if executed outside of Brazil, have been notarized by a notary public licensed as such under the laws of the place of signing.


                             Common Terms Agreement

     SECTION 10.16. COMPLETE AGREEMENT; SUCCESSORS AND ASSIGNS; THIRD-PARTY BENEFICIARIES. This Agreement, together with the other Pari Passu Financing Documents, is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may not assign or transfer any interest hereunder without the prior written consent of each Pari Passu Facility Agent party hereto. All Pari Passu Creditor Parties that are not signatories to this Agreement are intended to be third-party beneficiaries of this Agreement. Otherwise, there are no third-party beneficiaries of this Agreement.

     SECTION 10.17. NO FIDUCIARY DUTIES OR PARTNERSHIP; LIMITATION OF LIABILITY, ETC.

          (a) The relationship between the Company Parties and each Pari Passu Creditor Party is solely that of debtor and creditor, and neither the Collateral Agent, any Co-Agent, nor any other Pari Passu Creditor Party has any fiduciary or other special relationship with any Company Party, and no term or condition of any of the Pari Passu Financing Documents shall be construed so as to deem the relationship between any Company Party and any Pari Passu Creditor Party to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement or any other Pari Passu Financing Document among any Pari Passu Creditor Parties or among any Company Party and any Pari Passu Creditor Party. The obligations of the Pari Passu Creditor Parties hereunder and thereunder are several and not joint. No Pari Passu Creditor Party shall be liable for the conduct of the Collateral Agent or any other Pari Passu Creditor Party and the Collateral Agent shall not be liable for the conduct of any Pari Passu Creditor Party.

          (b) No claim shall be made by any Company Party against any Pari Passu Creditor Party or by any Pari Passu Creditor Party against any Company Party or the Affiliates, directors, officers, employees or agents of any Pari Passu Creditor Party or Company Party for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Company, on behalf of itself and the Subsidiaries, and the Pari Passu Creditor Parties waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          (c) All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Pari Passu Creditor Parties shall have the right to act exclusively in the interest of the Pari Passu Creditor Parties and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to the Company or any of the Subsidiaries or any of their shareholders, Affiliates or any other Person, except as required by or arising under any Applicable Law or otherwise under the terms of this Agreement.

     SECTION 10.18. NO RELIANCE ON MARGIN STOCK. Each of the Pari Passu Creditors represents to each other party that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement or the Pari Passu Financing Agreements.


                             Common Terms Agreement

     SECTION 10.19. WAIVER OF IMMUNITY. To the extent that a Company Party has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Pari Passu Financing Documents to the extent permitted by Applicable Law and without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.

     SECTION 10.20. ENGLISH LANGUAGE. Any translation of this Agreement or any Note or Pari Passu Financing Agreement into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement and the Pari Passu Financing Agreements shall be in the English language, or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes hereof.

                        {Space intentionally left blank.}


                             Common Terms Agreement

     SECTION 10.21. WAIVER OF TRIAL BY JURY. THE COMPANY PARTIES AND THE PARI PASSU CREDITOR PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                  VESPER S.A., a sociedade anonima organized under the laws of Brazil


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  ----------------------------------------------
                                  WITNESS


                                  ----------------------------------------------
                                  WITNESS


                             Common Terms Agreement

                                  VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  ----------------------------------------------
                                  WITNESS


                                  ----------------------------------------------
                                  WITNESS


                             Common Terms Agreement

                                  ABN AMRO BANK N.V.
                                  as Nortel Facility Agent and Qualcomm/Ericsson Facility Agent


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                             Common Terms Agreement

                                HARRIS CORPORATION
                                a Delaware corporation, as Harris Facility Agent


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                             Common Terms Agreement

                                LASALLE BANK NATIONAL ASSOCIATION
                                as Collateral Agent


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                             Common Terms Agreement

                                                                     EXHIBIT A-1

                     FORM OF NORTEL NOTE PURCHASE AGREEMENT

              FILED AS EXHIBIT 10.4 TO THE REGISTRATION STATEMENT

                                                                     EXHIBIT A-2

               FORM OF QUALCOMM/ERICSSON NOTE PURCHASE AGREEMENT

              FILED AS EXHIBIT 10.5 TO THE REGISTRATION STATEMENT

                                                                     EXHIBIT A-3

                     FORM OF HARRIS NOTE PURCHASE AGREEMENT

                            OMITTED AS NOT MATERIAL

                                                                       EXHIBIT B


                                     FORM OF
                      CONTINUING LIMITED RECOURSE GUARANTY


         CONTINUING LIMITED RECOURSE GUARANTY, dated as of December 17, 1999 (as amended from time to time, the "Guaranty"), by VESPER HOLDING S.A., a Brazilian socidade anonima (the "Guarantor"), in favor of LASALLE BANK NATIONAL ASSOCIATION ("LaSalle"), as common administrative and collateral agent for itself, the Nortel Facility Agent, the Nortel Purchasers, the Qualcomm/Ericsson Facility Agent, the Qualcomm/Ericsson Purchasers, the Harris Facility Agent, the Harris Purchasers, the Other Pari Passu Facility Agents, and the other Pari Passu Creditors (each as defined in the Common Terms Agreement referred to below). LaSalle in such capacities, together with its successors in such capacities, is referred to herein as the "Collateral Agent"; each of the Collateral Agent and the Pari Passu Secured Parties are referred to herein as a "Beneficiary" and all collectively, the "Beneficiaries").

                                 R E C I T A L S

         A. Pursuant to certain Pari Passu Financing Agreements referred to in the Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") by and among the Guarantor, VESPER S.A., a sociedade anonima organized under the laws of Brazil and a wholly-owned subsidiary of the Guarantor (the "Company"), the Collateral Agent, ABN AMRO, individually and as "Nortel Facility Agent" and the "Qualcomm/Ericsson Facility Agent", and the "Other Pari Passu Facility Agents" (as defined in the Common Terms Agreement), the Beneficiaries have agreed to make or may in the future make certain credit facilities available to the Company, subject to the terms and conditions set forth therein.

         B. The Guarantor is the parent company and owns over 99% of the outstanding capital stock of the Company.

         C. In consideration of the provision of the credit facilities evidenced by the Pari Passu Financing Agreements and the Common Terms Agreement, the Guarantor has agreed, at the request of the Company, to guaranty unconditionally any and all obligations of the Company to the Beneficiaries under the Pari Passu Financing Documents (as defined in the Common Terms Agreement) as provided herein.

                          VESPER HOLDING S.A. GUARANTY

                                A G R E E M E N T

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

                                    ARTICLE I

                         DEFINITIONS AND RELATED MATTERS

         SECTION 1.1. DEFINITIONS. Terms with initial capital letters not otherwise defined herein have the respective meanings set forth in the Common Terms Agreement. In addition, the following terms with initial capital letters have the following meanings:

         "BENEFICIARY" is defined in the Preamble.

         "COMPANY" is defined in the Recitals.

         "COLLATERAL" is defined in Section 2.2.

         "COMMON TERMS AGREEMENT" is defined in the Recitals.

         "GUARANTOR" is defined in the Preamble.

         "OBLIGATIONS" is defined in Section 2.1(b).

         "OBLIGOR" is defined in Section 2.2.

         SECTION 1.2.  RELATED MATTERS.

(a) GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York (other than choice of law rules that would require the application of the laws of any other jurisdiction).

(b) HEADINGS. The Article and Section headings used in this Guaranty are for convenience of reference only and shall not affect the construction hereof.

(c) SEVERABILITY. If any provision of this Guaranty shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

         SECTION 1.3. INTERPRETATION. Section 1.2 of the Common Terms Agreement shall govern the interpretation of this Guaranty, provided that all references therein to the "Agreement" shall be read as being to this Guaranty.


                          VESPER HOLDING S.A. GUARANTY

                                   ARTICLE II

                                    GUARANTY

         SECTION 2.1. GUARANTY.

                  (a) Subject to Section 2.4, the Guarantor unconditionally and irrevocably guaranties and promises to pay to the order of the Collateral Agent, on demand, in lawful money of the United States of America, any and all Obligations (as defined below) of the Company from time to time owed to the Beneficiaries. The Guarantor further agrees that if the Company shall fail to pay in full when due any of its Obligations, the Guarantor, subject to Section 2.4, will pay the same on demand, in like currency, as a principal obligor, and not as a surety.

                  (b) The term "Obligations" is used herein in its most comprehensive sense and includes any and all present and future obligations and liabilities of the Company of every type and description owing to any Beneficiary arising under the Common Terms Agreement or the other Pari Passu Financing Documents, or any of its successors or assigns, or any Person entitled to indemnification under such documents, whether for principal, interest, letter of credit or other reimbursement obligations, cash collateral cover, fees, expenses, indemnities or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under any Bankruptcy Law (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. All Obligations shall be conclusively presumed to have been created in reliance on this Guaranty.

                  (c) All payments hereunder shall be made on the same basis as payments by the Company under Section 2.8 of the Nortel Note Purchase Agreement.

         SECTION 2.2. CONTINUING AND IRREVOCABLE GUARANTY. This is a continuing guaranty of the Obligations and may not be revoked and shall not otherwise terminate unless and until the Obligations have been indefeasibly paid and performed in full. If, notwithstanding the foregoing, the Guarantor shall have any right under Applicable Law to terminate this Guaranty prior to indefeasible payment in full of the Obligations, no such termination shall be effective until noon the next Business Day after the Collateral Agent shall have received written notice thereof, signed by the Guarantor. Any such termination shall not affect this Guaranty in relation to (a) any Obligation that was incurred or arose prior to the effective time of such notice, (b) any Obligation incurred or arising after such effective time where such Obligation is incurred or arises either pursuant to commitments existing at such effective time or incurred for the purpose of protecting or enforcing rights against the Company, the Guarantor or any other guarantor of or other Person directly or indirectly liable on the Obligations or any portion thereof (each of the Company, the Guarantor and any such other Person is referred to herein as an "Obligor") or any security ("Collateral") given for the Obligations or any other guaranties of the Obligations or any


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

portion thereof or (c) any renewals, extensions, readvances, modifications or rearrangements of any of the foregoing.

         SECTION 2.3. NATURE OF GUARANTY. The liability of the Guarantor hereunder is independent of and not in consideration of or contingent upon the liability of the Company or any other Obligor and a separate action or actions may be brought and prosecuted against the Guarantor, whether or not any action is brought or prosecuted against the Company or any other Obligor or whether the Company or any other Obligor is joined in any such action or actions. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection) without regard to:

                  (a) the legality, validity or enforceability of the Pari Passu Financing Agreements, Common Terms Agreement or any other Pari Passu Financing Document, any of the Obligations, any Lien or Collateral;

                  (b) any defense (other than payment), set-off or counterclaim that may at any time be available to the Company or any other Obligor against, and any right of setoff at any time held by, any Beneficiary; or

                  (c) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor or any other Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Company or any other Obligor, in bankruptcy or in any other instance.

         Any payment by any Obligor or other circumstance that operates to toll any statute of limitations applicable to such Obligor shall also operate to toll the statute of limitations applicable to the Guarantor. When making any demand hereunder (including by commencement or continuance of any legal proceeding), the Beneficiaries may, but shall be under no obligation to, make a similar demand on all or any of the other Obligors, and any failure by any Beneficiary to make any such demand shall not relieve the Guarantor of its obligations hereunder.

         SECTION 2.4. AUTHORIZATION. The Guarantor authorizes each Beneficiary, without notice to or further assent by the Guarantor, and without affecting the Guarantor's liability hereunder (regardless of whether any subrogation or similar right that the Guarantor may have or any other right or remedy of the Guarantor is extinguished or impaired), from time to time to:

                  (a) permit the Company to increase or create Obligations, or terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Obligations or any part thereof (including increasing or decreasing the rate of interest thereon), or otherwise amend the terms and conditions of the Common Terms Agreement, any other Pari Passu Financing Document or any provision thereof;

                  (b) take and hold Collateral from the Company or any other Person, perfect or refrain from perfecting a Lien on such Collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such Collateral or Lien or any part thereof;


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

                  (c) exercise in such manner and order as it elects in its sole discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Beneficiary against the Company or any other Obligor in respect of any Obligations or any Collateral;

                  (d) release, add or settle with any Obligor in respect of this Guaranty, any other Pari Passu Financing Document or the Obligations;

                  (e) accept partial payments on the Obligations and apply any and all payments or recoveries from any Obligor or Collateral to such of the Obligations as any Beneficiary may elect in its sole discretion, whether or not such Obligations are secured or guaranteed;

                  (f) refund at any time, at such Beneficiary's sole discretion, any payments or recoveries received by such Beneficiary in respect of any Obligations or Collateral; and

                  (g) otherwise deal with the Company, any other Obligor and any Collateral as such Beneficiary may elect in its sole discretion.

         SECTION 2.5. CERTAIN WAIVERS. To the fullest extent permitted by Applicable Law, the Guarantor waives:

                  (a) the right to require the Beneficiaries to proceed against the Company or any other Obligor, to proceed against or exhaust any Collateral or to pursue any other remedy in any Beneficiary's power whatsoever and the right to have the property of the Company or any other Obligor first applied to the discharge of the Obligations;

                  (b) all rights and benefits under Applicable Law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

                  (c) the benefit of any statute of limitations affecting the Obligations or the Guarantor's liability hereunder;

                  (d) any requirement of marshaling or any other principle of election of remedies and all rights and defenses arising out of an election of remedies by any Beneficiary, even though that election of remedies, such as nonjudicial foreclosure with respect to the security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Company;

                  (e) any right to assert against any Beneficiary any defense (legal or equitable), set-off, counterclaim and other right that the Guarantor may now or any time hereafter have against the Company or any other Obligor;

                  (f) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance


                          VESPER HOLDING S.A. GUARANTY
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

         and notice of acceptance of this Guaranty, and all other notices of any kind, including (i) notice of the existence, creation or incurrence of new or additional Obligations, (ii) notice of any action taken or omitted by the Beneficiaries in reliance hereon, (iii) notice of any default by the Company or any other Obligor, (iv) notice that any portion of the Obligations is due and (v) notice of any action against the Company or any other Obligor, or any enforcement of other action with respect to any Collateral, or the assertion of any right of any Beneficiary hereunder;

                  (g) any rights, defenses and other benefits the Guarantor may have by reason of any failure of any Beneficiary to comply with Applicable Law in connection with a disposition of Collateral;

                  (h) all defenses that at any time may be available to the Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect and ALL RIGHTS AND DEFENSES THAT ARE OR MAY BECOME AVAILABLE TO THE GUARANTOR BY REASON OF APPLICABLE LAW; and

                  (i) to the extent not covered under the preceding items, all benefits under articles 1491, 1498, 1499, 1500, 1502, 1503 and 1504 of the Brazilian Civil Code, under articles 261 and 262 of the Brazilian Commercial Code and under article 595 of the Brazilian Civil Procedure Code.


         SECTION 2.6. SUBROGATION; CERTAIN AGREEMENTS.

(a) THE GUARANTOR WAIVES ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY OR REIMBURSEMENT, AND ANY AND ALL BENEFITS OF AND RIGHTS TO ENFORCE ANY POWER, RIGHT OR REMEDY THAT ANY BENEFICIARY MAY NOW OR HEREAFTER HAVE IN RESPECT OF THE OBLIGATIONS AGAINST THE COMPANY OR ANY OTHER OBLIGOR, ANY AND ALL BENEFITS OF AND RIGHTS TO PARTICIPATE IN ANY COLLATERAL, WHETHER REAL OR PERSONAL PROPERTY, NOW OR HEREAFTER HELD BY ANY BENEFICIARY, AND ANY AND ALL OTHER RIGHTS AND CLAIMS (AS DEFINED IN THE BANKRUPTCY CODE) THE GUARANTOR MAY HAVE AGAINST THE COMPANY OR ANY OTHER OBLIGOR, UNDER APPLICABLE LAW OR OTHERWISE, AT LAW OR IN EQUITY, BY REASON OF ANY PAYMENT HEREUNDER, UNLESS AND UNTIL THE OBLIGATIONS SHALL HAVE BEEN PAID IN FULL. Without limitation, the Guarantor shall exercise no voting rights, shall file no claim, and shall not participate or appear in any bankruptcy or insolvency case involving the Company with respect to the Obligations unless and until all the Obligations shall have been paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of any such rights at any time, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Collateral Agent to be held as Collateral or credited and applied in accordance with the terms of the Common Terms Agreement and the other Pari Passu Financing Documents upon the Obligations, whether matured, unmatured, absolute or contingent, in the discretion of the Collateral Agent.


                          VESPER HOLDING S.A. GUARANTY
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

(b) The Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of the Company and each other Obligor and of all other circumstances bearing upon the risk of nonpayment of the Obligations that diligent inquiry would reveal, and agrees that the Beneficiaries shall have no duty to advise the Guarantor of information regarding such condition or any such circumstances.

(c) The Guarantor agrees that the books and records of the Beneficiaries showing the account between the Beneficiaries and the Company shall be admissible in any proceeding or action and shall constitute prima facie proof of the items therein set forth. The Guarantor agrees that it shall be bound by each and every ruling, order and judgment obtained by any Beneficiary against the Company or other Obligor in respect of the Obligations, whether or not the Guarantor is a party to, or has received notice of, the action or proceeding in which such ruling, order or judgment is issued and rendered.


         SECTION 2.7. BANKRUPTCY NO DISCHARGE.

(a) Without limiting Section 2.3, this Guaranty shall not be discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against the Company or any other Obligor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Obligations in or as a result of any such proceeding, whether or not assented to by any Beneficiary, (ii) any disallowance of all or any portion of any Beneficiary's claim for repayment of the Obligations, (iii) any use of cash or other collateral in any such proceeding, (iv) any agreement or stipulation as to adequate protection in any such proceeding, (v) any failure by any Beneficiary to file or enforce a claim against the Company or any other Obligor or its estate in any bankruptcy or reorganization case, or (vi) any amendment, modification, stay or cure of any Beneficiary's rights that may occur in any such proceeding. The Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of any such proceeding with respect to the Company and each other Obligor.

(b) Any Event of Default under Section 6.1(f) or (g) of the Common Terms Agreement shall render all Obligations automatically due and payable for purposes of this Guaranty, notwithstanding any stay of the right of the Beneficiaries to accelerate the Obligations.

(c) Notwithstanding anything to the contrary herein contained, this Guaranty (and any Lien on any Collateral securing this Guaranty or the Obligations) shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Beneficiary in connection with any bankruptcy, reorganization or similar proceeding involving the Company, any other Obligor or otherwise, if the proceeds of any Collateral are required to be returned by such Beneficiary under any such circumstances, or if any Beneficiary elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds had not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Guaranty shall have been canceled or surrendered (or if any Lien or Collateral shall have been released or terminated in connection with such cancellation or surrender), this Guaranty (and such Lien and Collateral) shall be


                          VESPER HOLDING S.A. GUARANTY
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

reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Guarantor in respect of the amount of the affected payment or application of proceeds (or such Lien or Collateral).

         SECTION 2.8. NON-RECOURSE GUARANTY. The Guarantor, the Collateral Agent and the Beneficiaries agree that the Guarantor shall not be personally liable for the payment of any sums guaranteed hereunder. The rights of the Collateral Agent and the Beneficiaries to enforce this Guaranty shall be solely limited to the right to proceed against the security for this Guaranty pledged pursuant to the Stock Pledge Agreement of even date herewith, by and among the Guarantor, Linneu Albuquerque Mello, the Company and the Collateral Agent, (the "HoldCo Stock Pledge Agreement") and the Collateral Agent and the Beneficiaries shall not have the right to proceed directly against the Guarantor for the satisfaction of the Obligations or for any deficiency remaining unpaid on such Obligations after the foreclosure upon any property securing this Guaranty. It is expressly understood and agreed, however, that nothing contained in this
Section 2.8 shall (a) impair in any manner or in any way constitute or be deemed a release of the obligations evidenced by this Guaranty; (b) otherwise affect or impair the enforceability of the liens, assignments, rights and security interests created by the HoldCo Stock Pledge Agreement or any other instrument or agreement evidencing, securing or relating to the obligations evidenced by this Guaranty; or (c) waive any rights which the Collateral Agent and the Beneficiaries may have to proceed against the Guarantor for any tort, or limit the amount of any judgment which the Collateral Agent and the Beneficiaries may obtain by reason thereof. Further, nothing in this Section 2.8 shall preclude the Collateral Agent and the Beneficiaries from foreclosing the liens and security interests arising under the HoldCo Stock Pledge Agreement or from enforcing any of its rights and remedies in law or in equity against the Guarantor or any other person or entity except as expressly stated in this
Section 2.8,

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Guarantor represents and warrants that all representations and warranties made with respect to it, its assets and its obligations in Article 3 of the Common Terms Agreement are true and correct and makes the following additional representations and warranties, all of which shall survive until termination of this Guaranty pursuant to Section 2.2.

         SECTION 3.1. FINANCIAL BENEFIT. The Guarantor hereby acknowledges and warrants it has derived or expects to derive a financial advantage from each Note purchase or other extension of credit and each renewal, extension, release of Collateral, or other relinquishment of legal rights, made or granted or to be made or granted by the Beneficiaries in connection with the Obligations.

         SECTION 3.2. SOLVENCY. After giving effect to this Guaranty and the other Pari Passu Financing Documents to which the Guarantor is a party, and the transactions contemplated hereby and thereby (including each Note that may be purchased or loan that may be made under the Pari Passu Financing Agreements), the Guarantor is Solvent.


                          VESPER HOLDING S.A. GUARANTY
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

                                   ARTICLE IV

                                    COVENANTS

         The Guarantor covenants that it will comply with all covenants pertaining to it, its assets and its obligations under Articles 4 and 5 of the Common Terms Agreement until termination of this Guaranty pursuant to Section 2.2.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1. EXPENSES. The Guarantor shall pay to the Collateral Agent any and all costs and expenses (including attorneys' fees and expenses), that any Beneficiary may incur in connection with (a) the collection of all sums guarantied hereunder or (b) the exercise or enforcement of any of the rights, powers or remedies of the Beneficiaries under this Guaranty or Applicable Law. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the Base Rate plus 6% per annum.

         SECTION 5.2. AMENDMENTS AND OTHER MODIFICATIONS. No amendment of any provision of this Guaranty (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Collateral Agent. Any waiver or consent relating to any provision of this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

         SECTION 5.3. CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Guaranty are cumulative and are not exclusive of any rights and remedies that may be available to the Beneficiaries under Applicable Law or otherwise. No failure or delay on the part of any Beneficiary in the exercise of any power, right or remedy under this Guaranty shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

         SECTION 5.4. NOTICES, ETC. All notices and other communications under this Guaranty shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 5.4, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on Schedule 5.4.

         SECTION 5.5. SUCCESSORS AND ASSIGNS. This Guaranty and each amendment hereof shall be binding upon and, subject to the next sentence, inure to the benefit of the Guarantor, the Beneficiaries and their respective successors and assigns. The Guarantor shall not assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. The


                          VESPER HOLDING S.A. GUARANTY
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

benefit of this Guaranty shall automatically pass with any assignment of the Obligations (or any portion thereof), to the extent of such assignment. In connection with any assignment or grant of participation, each Beneficiary may disclose to any Person all documents and information that such Beneficiary has relating to the Guarantor and this Guaranty, whether furnished by the Company, the Guarantor or otherwise. The Guarantor further agrees that the Beneficiaries may disclose such documents and information to the Company and any other Obligors.

         SECTION 5.6. CHOICE OF FORUM.

(a) Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Guaranty may be tried and litigated in state or Federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. THE GUARANTOR AND EACH OF THE BENEFICIARIES WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 5.6.

(b) The Guarantor hereby irrevocably appoints CT Corporation Systems (the "Process Agent," which has consented thereto) with offices on the date hereof at 111 8th New York, New York 10011, as Process Agent to receive for and on behalf of the Guarantor service of process in the County of New York relating to this Guaranty. SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR MAY BE MADE ON THE PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND THE PROCESS AGENT IS HEREBY AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF THE GUARANTOR AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON THE PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON THE GUARANTOR, SUFFICIENT FOR PERSONAL JURISDICTION, TEN (10) DAYS AFTER MAILING, AND SHALL BE LEGAL AND BINDING UPON THE GUARANTOR FOR ALL PURPOSES, NOTWITHSTANDING ANY FAILURE OF THE PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO THE GUARANTOR, OR ANY FAILURE ON THE PART OF THE GUARANTOR TO RECEIVE THE SAME. The Guarantor confirms that it has instructed the Process Agent to mail to the Guarantor, upon service of process being made on the Process Agent pursuant to this Section 5.6(b), a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at the Guarantor's address set forth in Schedule 5.4, or to such other address as the Guarantor may notify the Process Agent in writing. The Guarantor agrees that it will at all times maintain a process agent to receive service of process in the County of New York on its behalf with respect to this Guaranty. If for any reason the Process Agent or any successor thereto shall no longer serve as such process agent or shall have changed its address without notification thereof to the Beneficiaries, the Guarantor, immediately after


                          VESPER HOLDING S.A. GUARANTY
gaining knowledge thereof, irrevocably shall appoint a substitute process agent acceptable to the Collateral Agent in the County of New York and advise the Collateral Agent thereof.

(c) Nothing contained in this Section shall preclude the Beneficiaries from bringing any action or proceeding arising out of or relating to this Guaranty in the courts of any place where the Guarantor or any of its assets may be found or located.

         SECTION 5.7. SET OFF. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Beneficiary, each holder or transferee of any Obligations or any Person with any interest therein is hereby irrevocably authorized by the Guarantor, at any time or from time to time, without notice to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Debt, in each case whether direct or indirect or contingent or matured or unmatured at any time held or owing by such Beneficiary, such holder, such transferee or such other Person, to or for the credit or the account of the Guarantor, against and on account of the obligations of the Guarantor to such Beneficiary, such holder, such transferee, or such other Person under this Guaranty or the other Pari Passu Financing Documents to which the Guarantor is a party, irrespective of whether or not such Beneficiary, such holder, such transferee or such other Person shall have made any demand for payment and although such obligations may be contingent and unmatured. The Beneficiary agrees to notify the Guarantor promptly of any such set-off and the application made by such Beneficiary, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 5.8. COMPLETE AGREEMENT. This Guaranty, together with the exhibits and schedules hereto and the other Pari Passu Financing Documents, is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

         SECTION 5.9. LIMITATION OF LIABILITY. No claim shall be made by the Guarantor against any Beneficiary or the Affiliates, directors, officers, employees or agents of any Beneficiary for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Guaranty, or any act, omission or event occurring in connection therewith; and the Guarantor waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         SECTION 5.10. CURRENCY EQUIVALENTS; JUDGMENT CURRENCY.

(a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under any other Pari Passu Financing Document in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the


                          VESPER HOLDING S.A. GUARANTY

Collateral Agent could purchase Dollars with such other currency at the close of business in New York City on the Business Day preceding that on which final judgment is given.

(b) The obligation of the Guarantor in respect of any sum due from it to any Beneficiary hereunder or under any other Pari Passu Financing Document shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by such Beneficiary of any sum adjudged to be so due in such other currency such Beneficiary may in accordance with normal banking procedures purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due to such Beneficiary in Dollars, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Beneficiary against such loss, and if the Dollars so purchased exceed the sum originally due to any such Beneficiary, such Beneficiary agrees to remit to the Guarantor such excess.

         SECTION 5.11. WAIVER OF IMMUNITY. To the extent that the Guarantor has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder and the other Pari Passu Financing Documents to which it is a party to the extent permitted by Applicable Law and without limiting the generality of the foregoing, agrees that the waivers set forth in this Section
5.11 shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.

         SECTION 5.12. ENGLISH LANGUAGE. Any translation of this Guaranty into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Guaranty shall be in the English language, or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes hereof.


                          VESPER HOLDING S.A. GUARANTY

         SECTION 5.13. WAIVER OF TRIAL BY JURY. THE GUARANTOR AND THE BENEFICIARIES (BY ACCEPTANCE HEREOF) WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS GUARANTY OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

         IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the date set forth above in the presence of the undersigned witnesses .


                                    VESPER HOLDING  S.A.



                                    By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                    By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                         --------------------------------------
                                         Witness



                                         --------------------------------------
                                         Witness


                          VESPER HOLDING S.A. GUARANTY
                                       13

                                                                   SCHEDULE 5.4.

                                    ADDRESSES

Vesper Holding, S.A.:

Avenida Republica do Chile, 500,
25(O) andar
Centro Rio de Janeiro - RJ
Brazil
Fax: 55 21 532-7229
Phone: 55 21 824-5108
Attention: Robert Birch


Collateral Agent:

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1625
Chicago, Illinois  60603
Fax:  (312) 904-2084
Phone: (312) 904-7807
Attention: Brian D. Ames




                          VESPER HOLDING S.A. GUARANTY
                                  Instructions

                                                                    EXHIBIT C-1A

                                     FORM OF

                       COMPANY EQUIPMENT PLEDGE AGREEMENT

         This Company Equipment Pledge Agreement (the "Equipment Pledge Agreement") is made as of December 17, 1999 by and among:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(O) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company");

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for the Pari Passu Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the "Collateral Agent"); and

                  (c) Mr. Jose Luis de Oliveira Camargo Jr., a Brazilian, who is single, with the profession of lawyer and resident and domiciled at Avendia Republica do Chile, n(O) 500, 25(O) floor in the City of Rio de Janeiro, State of Rio de Janeiro, bearer of identity card (RG) nr. [***] SSP/PR and enrolled in the Individual Taxpayers' List (C.P.F./M.F.) under nr.
[***](the "Depository").

                               W I T N E S S E T H

         WHEREAS, the Company has entered into (i) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Nortel Note Purchase Agreement") with ABN AMRO Bank N.V. ("ABN AMRO"), as administrative agent (in such capacity, the "Nortel Facility Agent"), Nortel Networks Corporation ("Nortel"), as initial Purchaser, and the other Purchasers from time to time party thereto; (ii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Qualcomm/Ericsson Note Purchase Agreement") with ABN AMRO, as administrative agent (in such capacity, the "Qualcomm/Ericsson Facility Agent"), ABN AMRO and Qualcomm Incorporated, as initial Purchasers, the other Purchasers from time to time party thereto and Telefonaktiebolaget LM Ericsson (publ.) ("Ericsson") individually; and (iii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                       Company Equipment Pledge Agreement
the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with Harris Corporation ("Harris"), as administrative agent (the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents"), Harris, as initial Purchaser, and the other Purchasers from time to time party thereto (all such Initial Facility Agents, initial Purchasers, other Purchasers, and the Collateral Agent, the "Secured Parties", and each a "Secured Party");

         WHEREAS, the Company may, after the date hereof, enter into other note purchase or loan agreements (the "Other Pari Passu Financing Agreements" and, together with the Note Purchase Agreements the "Pari Passu Financing Agreements") with other facility agents (the "Other Pari Passu Facility Agents"), and purchasers or lenders (the "Other Pari Passu Creditors") pursuant to which other notes are issued or loans extended that rank on a pari passu basis with and are secured by the same collateral as the Notes and the Note Purchase Agreements;

         WHEREAS, the Company may, pursuant to the terms and conditions set forth in the Common Terms Agreement, after the date hereof, enter into Interest Hedge Agreements with a Pari Passu Creditor, any Affiliate of a Pari Passu Creditor or any other financial institution reasonably acceptable to the Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Pari Passu Obligations ("Swap Lender" and, together with the Secured Parties and the Other Pari Passu Creditors Parties, the "Pari Passu Secured Parties");

         WHEREAS, in connection with the Note Purchase Agreements, HoldCo, the Company, the Initial Facility Agents, the Collateral Agent and the Other Pari Passu Facility Agents have entered or will enter, as the case may be, into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") which sets forth certain common terms, conditions and covenants relating to the Pari Passu Financing Agreements; and

         WHEREAS, it is a covenant entered into in connection with the purchase of the Notes by the Secured Parties from the Company under the Note Purchase Agreements that the Company shall have executed and delivered this Equipment Pledge Agreement to the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Defined Terms.

                  (a) Capitalized terms used and not otherwise defined in this Equipment Pledge Agreement are used herein with the same meanings ascribed to them in the Common Terms Agreement. All terms defined in this Equipment Pledge Agreement in the singular shall have the same meanings when used in the plural and vice versa. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Equipment Pledge Agreement


                       Company Equipment Pledge Agreement
shall, unless the context otherwise requires, refer to this Equipment Pledge Agreement as a whole and not to any particular provision of this Equipment Pledge Agreement, and section, subsection, schedule and exhibit references are to this Equipment Pledge Agreement unless otherwise specified. All terms defined in this Equipment Pledge Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto.

                  (b) Except as otherwise stated herein, all terms and conditions of the Note Purchase Agreements, the Notes, the Common Terms Agreement (including Article 1 and, except for Sections 10.8, 10.9, 10.19 and
10.20 thereof, Article 10 thereof), and, when executed and delivered, the Other Pari Passu Financing Documents shall fully and automatically apply to this Equipment Pledge Agreement, mutatis mutandis, and shall be deemed as an integral part hereof, as if they were transcribed herein.

         2. Pledge; Grant of Security Interest. In order to secure the full and prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Company under each of the Note Purchase Agreements and any Note issued thereunder and of all obligations and liabilities of the Company to the Pari Passu Secured Parties, which may arise under, out of, or in connection with, the Note Purchase Agreements, the Common Terms Agreement, or any other Pari Passu Financing Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Pari Passu Secured Parties that are required to be paid by the Company pursuant to the terms of the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document) (collectively, the "Obligations"), and all obligations of the Company to the Collateral Agent or the Pari Passu Secured Parties created under this Equipment Pledge Agreement (such obligations together with the Obligations being collectively referred to as the "Secured Obligations"), which, for purposes of
Article 761 of the Brazilian Civil Code, are estimated to be in (but expressly not limited to) the principal amount of up to US$1,019,000,000, equivalent on the date hereof to R$ 1,875,673,300, with original final maturity on July 1, 2012 (subject to mandatory and optional repurchase and acceleration thereunder) or as otherwise provided for in the Note Purchase Agreements, the Common Terms Agreement or the Notes, the Company hereby pledges, assigns and transfers (which transfer is effected by means of the constituti clause, pursuant to Articles 274 and 199 of the Brazilian Commercial Code) to the Collateral Agent for the benefit of the Pari Passu Secured Parties, pursuant to the provisions of Articles 271 to 279 of the Brazilian Commercial Code and Article 768 et seq. of the Brazilian Civil Code:

                  (a) the equipment described and identified in Exhibit 1 hereto (the "Equipment");

                  (b) the inventory, spare parts, supplies and other tangible personal property described and identified in Exhibit 2 hereto (the "Inventory");



                       Company Equipment Pledge Agreement

                  (c) the rights arising from the insurance policies with respect to the Equipment and Inventory as fully described and identified in
Exhibit 3 hereto (the "Insurance Rights"; and

                  (d) all proceeds and products of the property referred to in clauses (a), (b) and (c), including (A) whatever is now or hereafter received upon the sale, exchange, disposition or operation of any such property, and (B) any proceeds or Products of items in clause (A) (together with the Insurance Rights, the Equipment and the Inventory, the "Pledged Assets").

                  Notwithstanding anything in this Equipment Pledge Agreement to the contrary, Exhibits 1 and 2 are not required to include any assets that would otherwise be included as Collateral under the Common Terms Agreement, the book value of which is less than $50,000 per item; provided, that the aggregate book value of the assets of the Company and its Subsidiaries not listed on such Exhibits does not exceed [***] in the aggregate for the Company and the Subsidiaries taken as a whole.

         3. Restriction on Transfer and Encumbrance. The Pledged Assets may not be sold or transferred by the Company (except as permitted under the Common Terms Agreement) or by any other means whatsoever become subject to any Liens (except for those created hereby and those permitted under the Common Terms Agreement) until this Equipment Pledge Agreement is terminated pursuant to
Section 13 hereof.

         4. Registration of the Pledge of the Pledged Assets. The Company shall, within fifteen (15) days after the execution of this Equipment Pledge Agreement or any Amendment (as defined below) entered into with respect to Section 6, register this Equipment Pledge Agreement or such Amendment, as applicable, together with its sworn translation into the Portuguese language, in the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent. All expenses incurred in connection with such sworn translations and with such registrations shall be paid by the Company.

         5. Representations and Warranties. The Company hereby repeats herein as of the date hereof all of the representations and warranties set forth in
Article 3 of the Common Terms Agreement, except for the representation and warranty set forth in the third sentence of Section 3.2 of the Common Terms Agreement. In addition, the Company hereby represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, as follows:

                  (a) This Equipment Pledge Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the security interest created hereby will, upon completion of the registration required by Section 4 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                       Company Equipment Pledge Agreement
case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally; provided, however, that any security interest to be created herein on any Pledged Asset which has not been issued to, or received or acquired by, the Company on or before the date hereof shall be deemed to have been created, perfected and to be in full force only (i) after such Pledged Asset is issued to, or received or acquired by, the Company and (ii) on the date when the Lien of the Collateral Agent, for the benefit of the Pari Passu Secured Parties thereon, shall have been registered as provided in Section 4 hereof or as otherwise may be in the future required by Brazilian law; and provided, further, that, the pledge created hereby will secure the obligations of the Company to the Other Pari Passu Secured Parties only upon the effectiveness of the Other Pari Passu Financing Agreements and the registrations required by Section 4 hereof.

         6. Covenants. The Company shall enter into amendments to this Equipment Pledge Agreement with the Collateral Agent, substantially in the form of Exhibit 5 hereto (each an "Amendment"), (a) as and when required by Section 4.10 of the Common Terms Agreement, in order to extend the pledge created hereby to the relevant Pledged Assets (which shall then be subject to all terms and conditions provided herein) promptly after title to any additional Pledged Assets is acquired by the Company, all pursuant to the provisions of the Common Terms Agreement, and (b) upon the entering by the Company into any Other Pari Passu Financing Documents (or any Interest Hedge Agreement in respect of the Notes), in order to extend the pledge created hereunder to the other Pari Passu Secured Parties to secure the obligations assumed by the Company thereunder, and the Company shall make all filings and registrations and obtain all authorizations necessary to create a first priority perfected security interest in the Pledged Assets to which the security interest created hereby was extended in favor of the Collateral Agent for the benefit of the Pari Passu Secured Parties, and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Equipment Pledge Agreement and of the rights and powers herein granted with respect to all such after-acquired Pledged Assets and in favor of all such subsequent Pari Passu Secured Parties. For purposes of clause (a) of the foregoing sentence, "Pledged Assets" shall include, and for purposes of clause (i) of section 2(a) the term "equipment" shall include: all towers, antennas, switches, computer equipment, cables (including fiber optic cables), amplifiers, rotating equipment (such as generators and compressors), electrical equipment including transformers, switchgear and electrical apparatus, other telecommunications equipment, tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, airplanes, furniture, furnishings and trade fixtures, in each case together with all computer programs related to any of the foregoing and all accessions, components, repair parts, spare parts, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing. The Company shall provide the Collateral Agent with evidence of registration of each such Amendment in the appropriate Registry of Titles and Deeds in Brazil (Cartori de Registro de Titulos e Documentos) within fifteen (15) days after the execution of such Amendment.




                       Company Equipment Pledge Agreement

         7. Transfer of Possession. The Company hereby transfers the possession of the Pledged Assets, for the benefit and on behalf of the Collateral Agent, to the Depository, which undertakes its responsibility (as a "Fiel Depositario") for the Collateral Agent, in accordance with the applicable Brazilian legislation for the safeguarding and maintenance of the Pledged Assets, as if they were his/her own. In the event of foreclosure of the pledge by this Equipment Pledge Agreement, the Depository irrevocably and unconditionally undertakes to deliver to the Collateral Agent, upon its request, the Pledged Assets.

         8. Records and Inspection. The Company shall keep or cause to be kept accurate and complete records of the Pledged Assets at the Company's chief executive office. The Collateral Agent and its employees and agents shall have the right, at all times during the Company's usual business hours, to (a) inspect, and verify the quality, quantity, value and condition of, or any other matter relating to, the Pledged Assets, (b) inspect all records relating thereto and to make (or require the Company to provide) copies of such records, and (c) enter upon all premises upon which any of the Pledged Assets are located. In the case of Pledged Assets in the possession of a third Person, the Collateral Agent may during the existence of any Event of Default contact such third Person for the purpose of making such inspection and verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with the other Secured Parties.

         9. Remedies. Without prejudice to the foregoing provisions, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent is hereby irrevocably authorized and entitled to, dispose of, collect, receive, appropriate and/or realize upon the Pledged Assets (or any part thereof) and may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such price and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, and apply the proceeds thus received for payment of the Secured Obligations as are then due and payable. Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against all third parties. The Company hereby irrevocably appoints the Collateral Agent as its attorney-in-fact, and for such purpose it has executed and delivered to the Collateral Agent on the date hereof a power-of-attorney substantially in the form Exhibit 4 hereto. The Company agrees to deliver an equivalent power-of-attorney to each successor Collateral Agent. For the purposes hereof, it is hereby agreed and understood that (a) the proceeds of any such sale shall be applied in accordance with the terms of the Common Terms Agreement, and (b) in the event of any deficiency of the proceeds of any such sale, the Company shall remain liable for the payment of the corresponding balance of the Secured Obligations.

         10. Amendments, Etc., with Respect to the Secured Obligations. The Company shall remain obligated hereunder, and the Pledged Assets shall remain subject to the security interests granted hereby, at all times until termination of this Equipment Pledge Agreement pursuant to



                       Company Equipment Pledge Agreement

Section 13 notwithstanding that, without limitation and without any reservation of rights against the Company, and without notice to or further assent by the
Company:

                  (a) any demand for payment of any of the Secured Obligations made by any Pari Passu Secured Party may be rescinded by such Pari Passu Secured Party in accordance with the terms of the respective Pari Passu Financing Document, or Article 9 of the Common Terms Agreement and any Other Pari Passu Financing Document;

                  (b) the Common Terms Agreement, the Note Purchase Agreements, the Notes and any other Pari Passu Financing Document are amended, modified or supplemented in whole or part, in accordance with the terms of such agreement; and

                  (c) any guaranty, right to setoff or other collateral security at any time held by the Collateral Agent for the benefit of the Pari Passu Secured Parties for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.

         11. Certain Waivers by the Company. Neither the Collateral Agent nor any Pari Passu Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of, or proof of reliance by, the Collateral Agent or any Pari Passu Secured Party upon this Equipment Pledge Agreement; each of the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Equipment Pledge Agreement; and all dealings between the Company, on the one hand, and the Collateral Agent and the Pari Passu Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Equipment Pledge Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Secured Obligations.

         12. Pursuit of Rights and Remedies Against the Company. When pursuing its rights and remedies hereunder against the Company, the Collateral Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against any third party or against any collateral security for or Guaranty of the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent to pursue such other rights or remedies or to collect any payments from such third party or to realize upon any such collateral security or Guaranty or to exercise any such right of offset, or any release of such third party or of any such collateral security, Guaranty or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or the Pari Passu Secured Parties.

         13. Termination and Release. When the Secured Obligations have been indefeasibly satisfied in full, the Notes are no longer outstanding and no other amount is then outstanding or owing to any Pari Passu Secured Party under the Notes, the Note Purchase Agreements, the



                       Company Equipment Pledge Agreement

Common Terms Agreement and any other Pari Passu Financing Document and all Pari Passu Commitments have terminated, then, and only then, shall this Equipment Pledge Agreement and the security interests created hereby be released, at the Company's expense; otherwise, this Equipment Pledge Agreement and the security interests created hereby shall remain in full force and effect. No release of this Equipment Pledge Agreement, or of the Lien created and evidenced hereby, shall be valid unless executed by the Collateral Agent. The Collateral Agent, upon the Company's request, at the Company's expense and to the extent authorized to do so by Article 7 of the Common Terms Agreement and in accordance with this Section 13, shall execute and deliver to the Company all documents reasonably necessary to evidence such release. To the fullest extent permitted by Applicable Law, this Equipment Pledge Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any amount received by the Pari Passu Secured Parties in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, upon the appointment of any intervenor or conservator of, or agent or similar official for, the Company or any part of their respective assets, or otherwise, all as though such payments had not been made.

         14. Waivers and Amendments. Notwithstanding any provisions of this Equipment Pledge Agreement, no amendment of any provision of this Equipment Pledge Agreement (including any waiver or consent relating thereto) shall be effective unless the same shall have been consented to and signed in accordance with Section 9.8 of the Common Terms Agreement.

         15. Severability. If any provision of this Equipment Pledge Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction. Where provisions of any Applicable Law resulting in such prohibition or unenforceability may be waived they are hereby waived by the Company, the Depository and the Collateral Agent to the full extent permitted by Applicable Law so that this Equipment Pledge Agreement shall be deemed a valid and binding agreement, and the security interest created hereby shall constitute a continuing first priority Lien on and perfected, first priority security interest in the Pledged Assets, in each case enforceable against the Company in accordance with its terms.

         16. Authority of the Collateral Agent. The Company acknowledges that the rights and responsibilities of the Collateral Agent under this Equipment Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Equipment Pledge Agreement shall, as between the Collateral Agent and the other Pari Passu Secured Parties, be governed by the Pari Passu Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Pari Passu Secured Parties with full and valid authority so to act or refrain from acting, and



                       Company Equipment Pledge Agreement
the Company shall be under no obligation or entitlement to make any inquiry respecting such authority.

         17. Complete Agreement; Successors and Assigns; Third-Party Beneficiaries. This Equipment Pledge Agreement is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. This Equipment Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All Pari Passu Secured Parties that are not signatories to this Equipment Pledge Agreement are intended to be third-party beneficiaries of this Equipment Pledge Agreement. Otherwise, there are no third-party beneficiaries of this Equipment Pledge Agreement.

         18. Waiver of Immunity. To the extent that the Company has or hereafter may be entitled to claim or may acquire, for itself or any of the Pledged Assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder to the extent permitted by Applicable Law.

         19. GOVERNING LAW; JURISDICTION. THIS EQUIPMENT PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF BRAZIL. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS SITTING IN THE CITY OF RIO DE JANEIRO, BRAZIL, IN ANY ACTION OR PROCEEDING TO RESOLVE ANY DISPUTE OR CONTROVERSY RELATED TO OR ARISING FROM THIS EQUIPMENT PLEDGE AGREEMENT AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS.

         20. No Duty on Agent's Part. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the Pari Passu Secured Parties' interests in the Pledged Assets and shall not impose any duty upon the Collateral Agent to exercise or on the Pari Passu Secured Parties to cause the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any Pari Passu Secured Party nor any of its respective officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder except to the extent otherwise provided in Section 7.2 of the Common Terms Agreement.

         21. Notices. All notices and other communications under this Equipment Pledge Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or



                       Company Equipment Pledge Agreement
delivered in accordance with Section 10.4 of the Common Terms Agreement, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in
Schedule 1.1(a) of the Common Terms Agreement (in the case of the Collateral Agent), in Schedule 10.4 of the Common Terms Agreement (in the case of the Company) or in clause (c) of the Preamble to this Equipment Pledge Agreement (in the case of any Depository).

         22. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Equipment Pledge Agreement and the closing and shall continue as valid and enforceable agreements, representations and warranties (when made hereunder) until payment and performance of any and all Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent or the Pari Passu Secured Parties shall not diminish the right of the Collateral Agent or the Pari Passu Secured Parties to rely thereon.



                       Company Equipment Pledge Agreement

         23. Specific Performance. For the purposes hereof, the Collateral Agent may seek the specific performance of the obligations undertaken herein by the Company, as provided in Articles 461, 621 and 632 of the Brazilian Civil Procedure Code.

         IN WITNESS WHEREOF, the parties have caused this Company Equipment Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Company:
VESPER S.A.



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Depository:


---------------------------------
Name:
ID:


Witnesses:


---------------------------------              --------------------------------
Name:                                          Name:
ID:                                            ID:




                       Company Equipment Pledge Agreement

                                                                       EXHIBIT 1

                                LIST OF EQUIPMENT






                       Company Equipment Pledge Agreement

                                                                       EXHIBIT 2

                                LIST OF INVENTORY





                       Company Equipment Pledge Agreement

                                                                       EXHIBIT 3

                            LIST OF INSURANCE RIGHTS



         A) Insurance Policy AGF Brasil Seguros nr. [***], dated as of August 20, 1999 - "AGF Empresa" - acquired by Mirror S/A to cover property fire/lightning/explosion risk of the offices located at Av. Chile - 24/25 floors, Rio de Janeiro, RJ, and an office branch located in Vitoria, ES. Limit of insured amount: R$ 2,500,000.

         B) Amendment to insurance policy "AGF Empresa" described above. Amended to include insurance coverage for equipment used by third parties. Limit of insured amount: R$ 900,000.

         C) A Letter of AGF Brasil Seguros, dated as of December 4, 1999, attesting that AGF is about to issue an insurance policy to Vesper S/A to cover "Civil Liability Risk" for all offices, which shall include coverage for Operations, Employer and Accidents involving Vehicles. Limit of insured amount:
R$ 2,000,000 (two million Brazilian reais). The insurance policy shall cover the company's headoffices, as well as local and regional branches and warehouses.

         D) Insurance Policy AGF Brasil Seguros, nr. [***], covering property fire/smoke/airplane crash risk (up to R$ 3,000,000), Electrical Damage risk (up to R$ 100,000), Sprinklers' water damage risk (up to R$ 300,000), Damage to Electronic Equipment (R$ 50,000), Robbery (up to R$ 100,000), for the offices of Mirror S/A located at Av. Chile - 24 and 25 floors, Rio de Janeiro, RJ. Maximum limit of insurance: R$ 3,000,000.

         E) Amendment to Insurance Policy AGF Brasil Seguros, nr.
[***], Item 01,covering property fire/smoke/airplane crash risk
(up to R$ 3,000,000), Electrical Damage risk (up to R$ 100,000), Sprinklers' water damage risk (up to R$ 300,000), Damage to Electronic Equipment (R$ 50,000), Robbery (up to R$ 100,000), to include the offices of Mirror S/A located at Av. Chile - 21, 22 and 23 floors, Rio de Janeiro, RJ. Maximum limit of insurance: R$ 3,000,000.

         F) Amendment to Insurance Policy AGF Brasil Seguros, nr.
[***], Item 03, covering property fire/smoke/airplane crash risk
(up to R$ 300,000) for the offices of Mirror S/A located at Av. Jeronimo de Albuquerque, 70 - Sao Luis/ Argelin, MA.

         G) Amendment to Insurance Policy AGF Brasil Seguros, nr.
[***], Item 04, covering property fire/smoke/airplane crash risk
(up to R$ 900,000) for the offices of Mirror S/A located at Av. Cecilia Brasil, 718A - Boa Vista, RO.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                       Company Equipment Pledge Agreement
                                 Page 14 of 22

         H) Amendment to Insurance Policy AGF Brasil Seguros, nr.
[***], Item 05, covering property fire/smoke/airplane crash risk
(up to R$ 700,000) for the offices of Mirror S/A located at Av. Djalma Batista, 579 - Manaus, AM.

         I) Amendment to Insurance Policy AGF Brasil Seguros, nr.
[***], Item 06, covering property fire/smoke/airplane crash risk
(up to R$ 500,000) for the offices of Mirror S/A located at Av. Frei Serafim, 1876, Teresina, PI.

         J) Amendment to Insurance Policy AGF Brasil Seguros, nr.
[***], Item 07, covering property fire/smoke/airplane crash risk
(up to R$ 300,000) for the offices of Mirror S/A located at Av. Leopoldo Machado, 2301, Macapa, AP.

         K) Amendment to Insurance Policy AGF Brasil Seguros, nr.
[***], Item 08, covering property fire/smoke/airplane crash risk
(up to R$ 1,000,000) for the offices of Mirror S/A located at Av. Brasil, 2028, Rio de Janeiro, RJ.

         L) Amendment to Insurance Policy AGF Brasil Seguros, nr.
[***], Item 09, covering property fire/smoke/airplane crash risk
(up to R$ 500,000) for the offices of Mirror S/A located at Rua Sao Miguel, 404
- Recife,PE.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                       Company Equipment Pledge Agreement

                                                                       EXHIBIT 4

                            FORM OF POWER OF ATTORNEY

         By this Power of Attorney, Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43 (the "Appointer"), herein represented in accordance with its Bylaws, irrevocably constitutes and appoints LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America (the "Collateral Agent") as its attorney-in-fact to act in its name and place, to the fullest extent permitted by law and in accordance with the terms of the Equipment Pledge Agreement (as defined below), to do and perform all and every act and thing whatsoever necessary or desirable, in connection with the Company Equipment Pledge Agreement dated as of December 17, 1999, entered into by and among the Appointer and the Collateral Agent (for the benefit of the Pari Passu Secured Parties referred to therein), and the Depository (as defined therein) (as amended, supplemented or otherwise modified from time to time, the "Equipment Pledge Agreement") including, without limitation:

                  (a) upon the occurrence and during the continuation of an Event of Default, to dispose of, collect, receive, appropriate, withdraw, transfer and/or realize upon the Pledged Assets (or any part thereof) and forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such prices and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, and, apply the proceeds thus received for the payment of the Secured Obligations, being vested with all necessary powers incidental thereto, including, without limitation, the power and authority to purchase foreign currency and make all remittances abroad, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Appointer before the Central Bank and any other Brazilian governmental authority when necessary to accomplish the purposes of the Equipment Pledge Agreement;

                  (b) upon the occurrence and during the continuation of an Event of Default, to take all necessary actions and to execute any instrument before any Governmental Authority in the case of a public sale of the Pledged Assets (as defined in the Equipment Pledge Agreement) in accordance with the terms and conditions set out therein; and

                  (c) upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument consistent with the terms of the



                       Company Equipment Pledge Agreement

Equipment Pledge Agreement as it may deem necessary or advisable to accomplish the purposes of the Equipment Pledge Agreement.

         Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against all third parties.

         Capitalized terms used, but not defined herein shall have the meaning ascribed to them in the Equipment Pledge Agreement.

         The powers granted herein are in addition to the powers granted by the Appointer to the Collateral Agent in the Equipment Pledge Agreement and do not cancel or revoke such powers.

         This power of attorney shall be irrevocable, valid and effective until the Equipment Pledge Agreement has terminated in accordance with its terms.



                       Company Equipment Pledge Agreement

         Any successor Collateral Agent shall automatically succeed to the rights of the Collateral Agent hereunder.

         IN WITNESS WHEREOF, the Appointer has caused its duly authorized representatives to execute this power of attorney on [o] 1999.


Appointer:
VESPER S.A.



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:



                       Company Equipment Pledge Agreement

                                                                       EXHIBIT 5

                                    FORM OF

                 AMENDMENT TO COMPANY EQUIPMENT PLEDGE AGREEMENT

         This [o] Amendment to the Company Equipment Pledge Agreement ("Amendment") is made as of [o], 1999 by and among:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(O) and are enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company"); and

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof acting as collateral agent for the Pari Passu Secured Parties (in such capacity, together with its successors in such capacity the "Collateral Agent"); and

                  (c) Mr. Jose Luis de Oliveira Camargo Jr., a Brazilian, who is single, with the profession of lawyer and resident and domiciled at Avendia Republica do Chile, n(O) 500, 25(O) floor in the City of Rio de Janeiro, State of Rio de Janeiro, bearer of identity card (RG) nr. 3659637-6 SSP/PR and enrolled in the Individual Taxpayers' List (C.P.F./M.F.) under nr. 176.031.898-10 (the "Depository");

         WHEREAS, on December 17, 1999, the parties hereto entered into a Company Equipment Pledge Agreement (the "Equipment Pledge Agreement"), registered with the Registry of Titles and Deeds of the City of [o] under number [o];

         WHEREAS, the parties hereto have agreed to amend the Equipment Pledge Agreement in order to [grant to the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties, a perfected first priority security interest in the Pledged Assets], [extend the pledge created thereunder to secure its Obligations assumed under the [Pari Passu Financing Document] dated [o] entered into between the Company and [o];

         WHEREAS, pursuant to the terms hereof, the parties hereto desire to amend the Equipment Pledge Agreement;



                       Company Equipment Pledge Agreement

         NOW, THEREFORE, the parties hereto enter into this Amendment No. __ to the Equipment Pledge Agreement under the following terms and conditions:

         1. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Equipment Pledge Agreement.

         2. The Company hereby [pledges and transfers any additional Pledged Assets contained in the new Exhibit [o] attached hereto (and which were not contained in the original Exhibit [o] of the Equipment Pledge Agreement) to the Collateral Agent, for the benefit of the Pari Passu Secured Parties]/[extends the pledge created under the Equipment Pledge Agreement to secure its Obligations under the Other Pari Passu Financing Documents listed in Exhibit [o] hereto, and for the purposes hereof and of the Equipment Pledge Agreement, each of the Other Pari Passu Creditor Parties listed in Exhibit [o] shall be a Pari Passu Secured Party under the Equipment Pledge Agreement].

         3. The Company hereby represents and warrants to and in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties that:

                           (a) The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Equipment Pledge Agreement] pursuant to this Amendment have been duly authorized by all necessary corporate action on the part of the Company. This Amendment has been duly executed and delivered by the Company. The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Equipment Pledge Agreement] do not and will not (i) violate any provision of any charter or other organizational documents of the Company, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of the Company (including any provisions of any Material Contract or any contracts relating to Debt to which the Company is a party), or violate any Applicable Law binding on the Company, or (iii) result in the creation or imposition of any Lien upon any asset of the Company or any income or profits therefrom, except for the Lien [created/extended] hereby in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, under the Equipment Pledge Agreement.

                           (b) This Amendment and the Equipment Pledge
         Agreement, as amended hereby, each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the security interest [created/extended] hereby will, upon completion of the registrations required by Section 5 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms


                       Company Equipment Pledge Agreement
         against all creditors of the Company, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally.

         4. All provisions of the Equipment Pledge Agreement not amended or modified herein shall remain in full force and effect in accordance with the terms of the Equipment Pledge Agreement.




                       Company Equipment Pledge Agreement

         5. The Company, at its own cost and expense, shall, within fifteen (15) days after the execution of this Amendment, register this Amendment, together with a sworn translation hereof, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil, and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent.

         IN WITNESS WHEREOF, the parties have caused this Amendment No.____ to the Company Equipment Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Company:
VESPER S.A.



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Depository:



By:
---------------------------------
Name:
ID:


Witnesses:


---------------------------------           -----------------------------------
Name:                                       Name:
ID:                                         ID:




                       Company Equipment Pledge Agreement
                                 Page 22 of 22

                                                                    EXHIBIT C-1B



                      COMPANY RECEIVABLES PLEDGE AGREEMENT

         This Company Receivables Pledge Agreement (this "Receivables Pledge Agreement") is made as of December 17, 1999, by and between:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(O) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company"); and

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof acting as collateral agent for the Pari Passu Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                               W I T N E S S E T H

         WHEREAS, the Company has entered into (i) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Nortel Note Purchase Agreement") with ABN AMRO Bank N.V. ("ABN AMRO"), as administrative agent (in such capacity, the "Nortel Facility Agent"), Nortel Networks Corporation ("Nortel"), as initial Purchaser, and the other Purchasers from time to time party thereto; (ii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Qualcomm/Ericsson Note Purchase Agreement") with ABN AMRO, as administrative agent (in such capacity, the "Qualcomm/Ericsson Facility Agent"), ABN AMRO and Qualcomm Incorporated, as initial Purchasers, the other Purchasers from time to time party thereto and Telefonaktiebolaget LM Ericsson (publ.) ("Ericsson") individually; and (iii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with Harris Corporation ("Harris"), as administrative agent (in such capacity, the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents"), Harris, as initial Purchaser, and the other Purchasers from time to time party thereto (all such Initial Facility Agents, initial Purchasers, other Purchasers, and the Collateral Agent, the "Secured Parties", and each a "Secured Party");


                      Company Receivables Pledge Agreement

         WHEREAS, the Company may, after the date hereof, enter into other note purchase or loan agreements (the "Other Pari Passu Financing Agreements" and, together with the Note Purchase Agreements the "Pari Passu Financing Agreements") with other facility agents (the "Other Pari Passu Facility Agents"), and purchasers or lenders (the "Other Pari Passu Creditors") pursuant to which other notes are issued or loans extended that rank on a pari passu basis with and are secured by the same collateral as the Notes and the Note Purchase Agreements;

         WHEREAS, the Company may, pursuant to the terms and conditions set forth in the Common Terms Agreement, after the date hereof, enter into Interest Hedge Agreements with a Pari Passu Creditor, any Affiliate of a Pari Passu Creditor or any other financial institution reasonably acceptable to the Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Pari Passu Obligations ("Swap Lender" and, together with the Secured Parties and the Other Pari Passu Creditor Parties, the "Pari Passu Secured Parties");

         WHEREAS, in connection with the Note Purchase Agreements, HoldCo, the Company, the Initial Facility Agents, the Collateral Agent and the Other Pari Passu Facility Agents have entered or will enter, as the case may be, into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") which sets forth certain common terms, conditions and covenants relating to the Pari Passu Financing Agreements; and

         WHEREAS, it is a covenant entered into in connection with the purchase of the Notes by the Pari Passu Secured Parties from the Company under the Note Purchase Agreements that the Company shall have executed and delivered this Receivables Pledge Agreement to the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Defined Terms.

                  (a) Capitalized terms used and not otherwise defined in this Receivables Pledge Agreement are used herein with the same meanings ascribed to such terms in the Common Terms Agreement. All terms defined in this Receivables Pledge Agreement in the singular shall have the same meanings when used in the plural and vice versa. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Receivables Pledge Agreement shall, unless the context otherwise requires, refer to this Receivables Pledge Agreement as a whole and not to any particular provision of this Receivables Pledge Agreement, and section, subsection, schedule and exhibit references are to this Receivables Pledge Agreement unless otherwise specified. All terms defined in


                      Company Receivables Pledge Agreement
this Receivables Pledge Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto.

                  (b) Except as otherwise stated herein, all terms and conditions of the Note Purchase Agreements, the Notes, the Common Terms Agreement (including Article 1 and, except for Sections 10.8, 10.9, 10.19 and 10.20, Article 10 thereof), and, when executed and delivered, the Other Pari Passu Financing Agreements, shall fully and automatically apply to this Receivables Pledge Agreement, mutatis mutandis, and shall be deemed as an integral part hereof, as if they were transcribed herein.

         2. Pledge; Grant of Security Interest.

                  (a) In order to secure the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Company under each of the Note Purchase Agreements and any Note issued thereunder and of all obligations and liabilities of the Company to the Pari Passu Secured Parties, which may arise under, out of, or in connection with, the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Pari Passu Secured Parties that are required to be paid by the Company pursuant to the terms of the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document) (the "Obligations"), and all obligations of the Company to the Collateral Agent or the Pari Passu Secured Parties created under this Receivables Pledge Agreement (such obligations, together with the Obligations being collectively referred to as the "Secured Obligations"), which, for the purposes of Article 761 of the Brazilian Civil Code, are estimated to be in (but expressly not limited to) the principal amount of up to US$1,019,000,000, equivalent on the date hereof to R$1,875,673,300, with an original final maturity on July 1, 2012 (subject to mandatory and optional repurchase and acceleration thereunder) or as otherwise provided for in the Note Purchase Agreements, the Common Terms Agreement or the Notes, the Company hereby pledges to the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties, pursuant to the provisions of Articles 271 to 279 of the Brazilian Commercial Code and Article 768 et seq. of the Brazilian Civil Code:

                           (i) the Company's receivables from its customers, as described and identified in Exhibit 1 hereto, and all credit rights related thereto, whether existing as of the date hereof or hereafter, and whether arising out of telecommunications services provided from time to time by the Company to such instances or otherwise (the "Receivables");

                           (ii) the Company's credit rights existing as of the date hereof and hereafter arising against the financial institutions specified in Exhibit 2 hereto (the "Banks"),



                      Company Receivables Pledge Agreement
         in connection with the amounts collected by such financial institutions in relation to the Collection Accounts (as defined below) arising in connection with the Receivables (the "Collection Account Rights");

                           (iii) all statements, certificates and instruments representing or evidencing each Collection Account (including the reports referred to in Section 9(b) hereof), and all Cash Equivalents and other property from time to time received, receivable or otherwise distributed in respect of such Cash Equivalents and held in or credited to each Collection Account; and

                           (iv) all interest, dividends, premium and other income derived from any such funds from time to time contained in the Collection Accounts, all Investments made with any of such funds and all statements, certificates and instruments representing or evidencing such Investments and any financial instruments related thereto and the balance from time to time of the Collection Accounts and, to the extent not included in the foregoing, all proceeds, products and accessions of and to any and all of the Collateral referred to in clauses (i), (ii) and (iii) above, including any and all funds, moneys, incomes or instruments of whatever nature received upon any collections on, or exchange, sale or other disposition of any of the Receivables, Collection Account Rights and the foregoing and any property into which any of the foregoing is converted, whether cash or non-cash proceeds, and any and all other amounts paid or payable under or in connection with any of the foregoing and any and all documents or instruments related thereto (the "Proceeds," and together with the Receivables and the Collection Account Rights, the "Pledged Assets").

                  (b) The Company shall deposit or cause to be deposited all proceeds, funds or moneys arising from the Receivables in the Collection Accounts listed in Exhibit 2 hereto (the "Collection Accounts").

         3. Restriction on Transfer and Encumbrance. The Pledged Assets may not be sold or transferred by the Company or by any other means whatsoever become subject to any Liens (except for those created hereby and those permitted under the Common Terms Agreement) until this Receivables Pledge Agreement is terminated pursuant to Section 15 hereof.

         4. Registration of the Pledge of the Pledged Assets. The Company shall, within fifteen (15) days after the execution of this Receivables Pledge Agreement or any Amendment (as defined below) entered into with respect to
Section 6, register this Receivables Pledge Agreement or such Amendment, as applicable, together with its sworn translation into the Portuguese language, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the



                      Company Receivables Pledge Agreement

Collateral Agent. All expenses incurred in connection with such sworn translation and with such registrations shall be paid by the Company.

         5. Representations and Warranties. The Company hereby repeats herein as of the date hereof all of the representations and warranties set forth in
Article 3 of the Common Terms Agreement, except for the representation and warranty set forth in the third sentence of Section 3.2 of the Common Terms Agreement. In addition, the Company hereby represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, as follows:

                  (a) This Receivables Pledge Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the security interest created hereby will, upon completion of the registration required by Section 4 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally; provided, however, that any security interest to be created hereby in any Pledged Asset which has not been issued to, or received or acquired by, the Company on or before the date hereof shall be deemed to have been created, perfected and to be in full force only (i) after such Pledged Asset is issued to, or received or acquired by, the Company or the Bank and (ii) on the date when the Lien of the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties thereon, shall have been registered as provided in Section 4 hereof or as may be in the future required by Brazilian law; and provided further that, the pledge created hereby will secure the obligations of the Company to the Other Pari Passu Secured Parties only upon the effectiveness of the Other Pari Passu Financing Agreements and the registration required by
Section 4 hereof.

         6. Covenants. The Company shall enter into amendments to this Receivables Pledge Agreement with the Collateral Agent, substantially in the form of Exhibit 5 hereto (each an "Amendment"), (a) upon investment of any funds held in any Collection Account, and as and when required by Section 4.10 of the Common Terms Agreement, in order to extend the Lien created hereunder to any such Investment as well as any statements, certificates, instruments and receipts, either physical or electronic, evidencing such Investments (which shall then be subject to all terms and conditions provided herein) and to any other additional Pledged Assets (which shall then be subject to all terms and conditions provided herein) promptly after title to such Pledged Assets is acquired by the Company, all pursuant to the provisions of the Common Terms Agreement, and (b) upon the entering by the Company into any Other Pari Passu Financing Documents (or any Interest Hedge Agreement in respect of the Notes), in order to extend the Lien created hereby to the other Pari Passu Secured Parties party thereto to secure the obligations assumed by the Company thereunder; and the Company shall make all filings and registrations and obtain all authorizations necessary to create a first priority perfected


                      Company Receivables Pledge Agreement
security interest in the Pledged Assets to which the security interest created hereby was extended in favor of the Collateral Agent for the benefit of the Pari Passu Secured Parties, and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Receivables Pledge Agreement and of the rights and powers herein granted with respect to all such after-acquired Pledged Assets and in favor of all such subsequent Pari Passu Secured Parties. Each Bank shall, to the extent necessary under Brazilian Law, include a legend in any such statements, certificates, instruments or receipts, as appropriate, evidencing that invested funds are subject to a Lien in favor of the Collateral Agent hereunder. The Company shall provide the Collateral Agent with evidence of the registration of each such Amendment in the appropriate Registry of Titles and Deeds in Brazil (Cartori de Registro de Titulos e Documentos) within fifteen (15) days after the execution of each such Amendment.

         7. Appointment and Duties of Banks

                  (a) The Company and each of the Banks shall execute and deliver to the Collateral Agent a Deposit Account Agreement substantially in the form of Exhibit 4 hereto with respect to each Collection Account whereby each Bank agrees to act as depositary pursuant to Section 281 of the Brazilian Commercial Code of the amounts deposited in the respective Collection Account and shall assume full responsibility for the safety, control and accurate maintenance and preservation of the Collection Account specified therein and the funds deposited therein in accordance with the terms and conditions set forth therein. Each Bank shall be subject to the obligations and liabilities provided for in this Receivables Pledge Agreement, the provisions set forth under Title XIV of the Brazilian Commercial Code, Section 774 of the Brazilian Civil Code and any other applicable legal provisions under Applicable Law.

                  (b) Prior to the occurrence of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Bank irrespective of any notice to the contrary from the Company), each Bank shall make investments with funds on deposit ("Investments") in or otherwise administer the respective Collection Account pursuant to the instructions of the Company; provided that such Investments are made in Investments permissible pursuant to the Common Terms Agreement. Upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Bank irrespective of any notice to the contrary from the Company), each Bank shall only act pursuant to the instructions it receives from the Collateral Agent with respect to the relevant Collection Account and the funds on deposit therein or the Investments made with such funds, the Pledged Assets or any other provision of this Receivables Pledge Agreement.

                  (c) The Company and the Collateral Agent hereby vest each Bank with full powers to manage and invest the funds deposited in the relevant Collection Account as directed by the Company (except as expressly otherwise provided in Section 7(b) above).



                      Company Receivables Pledge Agreement

Nothing contained herein shall, however, prevent the Collateral Agent upon the occurrence and continuation of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Bank irrespective of any notice to the contrary from the Company) from instructing any Bank, from time to time, as to the investment of such funds.

                  (d) The Company, the Collateral Agent and each Bank hereby agree that any such investment may be liquidated (without regard to maturity date) by the Bank or the Collateral Agent whenever necessary to make any distribution or transfer required by this Receivables Pledge Agreement. Neither any Bank nor, except to the extent provided in Section 7.2 of the Common Terms Agreement, the Collateral Agent shall have any liability for any investment loss resulting from any such liquidation of Investments.

                  (e) The Company and the Collateral Agent hereby irrevocably appoint and constitute each Bank as their attorney-in-fact pursuant to Article 1288 and following of the Civil Code, granting it special powers for the specific purpose of maintaining and operating the Collection Accounts, with powers to invest and transfer the funds from the Collection Accounts as provided in the Common Terms Agreement or in the other Pari Passu Financing Documents, being vested will all necessary powers incidental thereto, including, without limitation, the power and authority to make all remittances abroad in respect of the Obligations, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Company before the Central Bank. Therefore, as a result of the powers granted hereby, the Bank shall act as an attorney-in-fact, specifically with respect to the maintenance and operation of the Collection Accounts and as depositary of the Collection Account, as provided herein.

         8. Undertaking of Each Bank. During the term of this Receivables Pledge Agreement, each Bank shall expressly undertake:

                  (a) To receive any and all amounts that shall be deposited by or on behalf of the Company in the relevant Collection Account, effect the transfers set forth herein and carry on its duties for the proper maintenance and preservation of the funds existing in such Collection Account.

                  (b) To operate and manage, or permit the operation and management of, the relevant Collection Account only as authorized by this Receivables Pledge Agreement.

                  (c) To insert in its computer systems, mailing documents and any other document or system a legend stating that the operation and management of the relevant Collection Account shall be made in accordance with the terms and conditions of this Receivables Pledge Agreement and the other Pari Passu Financing Documents.



                      Company Receivables Pledge Agreement

                  (d) To invest the funds deposited in the relevant Collection Account only in accordance with the terms and conditions of this Receivables Pledge Agreement and the other Pari Passu Financing Documents.

         9. Withdrawals and Transfers.

                  (a) The Company shall have no right to withdraw any cash from the Collection Account or otherwise dispose of or transfer any Pledged Assets except as expressly provided herein and in the Common Terms Agreement. Any withdrawal, transfer or investment requested by the Company in accordance with the provisions hereof is expressly understood to be made with the permission of the relevant Bank in the exercise of its exclusive possession of and control over the relevant Collection Account. The Company shall instruct the Bank to make withdrawals from the relevant Collection Account only if no Event of Default exists and only for purposes not prohibited by the Common Terms Agreement, or as otherwise approved in writing by the Collateral Agent.

                  (b) Not later than ten (10) days after the end of each calendar month, each Bank shall provide the Collateral Agent and the Company with reports in form and substance reasonable acceptable to the Company and the Collateral Agent on (i) the amounts deposited in the respective Collection Account by the Company in the preceding month, so long as any amounts have been deposited in, withdrawn from or transferred to or from any of the Collection Accounts; (ii) accrued amounts existing therein as from its opening; (iii) the investments of the funds of such Collection Account made during the month covered by the relevant report and any revenues and gains obtained therewith; and (iv) the balance existing in such Collection Account, as well as the releases made during the relevant period, so that the Collateral Agent and the Company are fully informed and updated in respect of the Collection Accounts, as well as of the total amounts and Investments subject to the Lien created hereunder. Each Bank shall maintain such reports reflecting such amounts, investments and funds described in the preceding sentence held in such Collection Account and such reports shall at all times be deemed an integral part hereof as if they were transcribed herein.

         10. Rights and Powers of Collateral Agent Upon Event of Default.

                  (a) If an Event of Default has occurred and is continuing, the Collateral Agent may, and shall be entitled to instruct each Bank to, without being required to give any notice (except written notice of such Event of Default as may be required by mandatory requirements of law), without limitation and in addition to any and all rights with respect to the Pledged Assets granted to the Collateral Agent or the Pari Passu Secured Parties under the Common Terms Agreement and the other Pari Passu Financing Documents:


                      Company Receivables Pledge Agreement

                           (i) personally, or by agents or attorneys, immediately take possession of the Pledged Assets or any part thereof, from the Company, any Bank or any other Person who then has possession of any part thereof with or without notice or process of law;

                           (ii) instruct the obligor or obligors on or any counter-parties to any Receivable or agreement, instrument or other obligation in respect of or relating to the Company, any Bank or the Pledged Assets to make any payment required by the terms of such instrument, agreement or obligation directly to the Collateral Agent or the relevant Bank to be applied to the Secured Obligations in accordance with the terms of the Common Terms Agreement;

                           (iii) take possession of the Pledged Assets or any part thereof by directing the Banks or the Company in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, it being understood that the Bank's obligation so to deliver the Pledged Assets is of the essence of this Receivables Pledge Agreement and that, accordingly, upon application to a court having jurisdiction, the Collateral Agent shall be entitled to a judicial order requiring specific performance by the Bank of such obligation pursuant to Articles 461, 621 and 632 of the Brazilian Civil Procedure Code;

                           (iv) withdraw any and all cash and liquidate any and all Investments in the Collection Accounts and apply such cash, the liquidation proceeds of Investments and other cash, if any, then held in the Collection Accounts to the Secured Obligations in accordance with the terms of the Common Terms Agreement; and

                           (v) sell, assign or otherwise liquidate the Pledged Assets or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such prices as the Collateral Agent may deem satisfactory and take possession of the proceeds of any such sale or liquidation and apply the same to the Secured Obligations in accordance with the terms of the Common Terms Agreement.

                  (b) Promptly after the cessation of an Event of Default, the Collateral Agent shall send written notice of such cessation to each Bank and each such Bank shall immediately and conclusively rely on such notice in determining whether to act pursuant to the instructions it receives from the Company with respect to the Collection Account.

         11. Remedies. Without prejudice to the foregoing provisions, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent is hereby irrevocably authorized and entitled to, dispose of, collect, receive, appropriate and/or realize upon the Pledged Assets (or any part thereof) and may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets


                      Company Receivables Pledge Agreement
or any part thereof at such price and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, and Article 277 of the Brazilian Commercial Code, and apply the proceeds thus received for payment of the Secured Obligations. Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against all third parties. Without limitation, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall be entitled to instruct obligors of the Company under the Pledged Assets to make any payment required by such Pledged Asset directly to the Collateral Agent, to be applied to the Secured Obligations as provided in the Common Terms Agreement. Upon the occurrence of an event which with the passage of time would become an Event of Default the Company shall provide the Collateral Agent, upon the Collateral Agent's request with the addresses of all obligors with respect to the Pledged Assets. The Company hereby irrevocably appoints the Collateral Agent as attorney-in-fact, and for such purpose has executed and delivered to the Collateral Agent on the date hereof a power-of-attorney substantially in the form of Exhibit 3. The Company agrees to deliver an equivalent power-of-attorney to each successor Collateral Agent. For the purposes hereof, it is hereby agreed and understood that the proceeds of any such sale shall be applied in accordance with the terms of the Common Terms Agreement and (b) in the event of any deficiency of the proceeds of any such sale, the Company shall remain liable for the payment of the corresponding balance.

         12. Amendments, Etc. with Respect to the Secured Obligations.

                  The Company shall remain obligated hereunder, and the Pledged Assets shall remain subject to the security interests granted hereby, at all times until termination of this Receivables Pledge Agreement pursuant to Section 15, notwithstanding that, without limitation and without any reservation of rights against the Company, and without notice to or further assent by the
Company:

                  (a) any demand for payment of any of the Secured Obligations made by any Pari Passu Secured Party is rescinded by such Pari Passu Secured Party in accordance with the terms of the respective Pari Passu Financing Agreement, or Article 9 of the Common Terms Agreement and any Other Pari Passu Financing Document;

                  (b) the Common Terms Agreement, the Note Purchase Agreements, the Notes and any Other Pari Passu Financing Document may be amended, modified or supplemented, in whole or part, in accordance with the terms of such agreement; and

                  (c) any guaranty, right of offset or other collateral security at any time held by the Collateral Agent for the benefit of the Pari Passu Secured Parties for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.



                      Company Receivables Pledge Agreement

         13. Certain Waivers by the Company. Neither the Collateral Agent nor any Pari Passu Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of, or proof of reliance by, the Collateral Agent or any Pari Passu Secured Party upon this Receivables Pledge Agreement; each of the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Receivables Pledge Agreement; and all dealings between the Company, on the one hand, and the Collateral Agent and the Pari Passu Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Receivables Pledge Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Secured Obligations.

         14. Pursuit of Rights and Remedies against the Company. When pursuing its rights and remedies hereunder against the Company, the Collateral Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against any third party or against any collateral security for or Guaranty of the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent to pursue such other rights or remedies or to collect any payments from such third party or to realize upon any such collateral security or Guaranty or to exercise any such right of offset, or any release of such third party or of any such collateral security, Guaranty or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or the Pari Passu Secured Parties.

         15. Termination and Release. When the Secured Obligations have been indefeasibly satisfied in full, the Notes are no longer outstanding and no other amount is then outstanding or owing to any Pari Passu Secured Party under the Notes, the Note Purchase Agreements, the Common Terms Agreement and any other Pari Passu Financing Document and all Pari Passu Commitments have terminated, then, and only then, shall this Receivables Pledge Agreement and the security interests created hereby be released and this Receivables Pledge Agreement shall terminate, at the Company's expense; otherwise, this Receivables Pledge Agreement and the security interests created hereby shall remain in full force and effect. No release of this Receivables Pledge Agreement, or of the Lien created and evidenced hereby, shall be valid unless executed by the Collateral Agent. The Collateral Agent, upon the Company's request, at the Company's expense and to the extent authorized to do so by Article 7 of the Common Terms Agreement and in accordance with this Section 15, shall execute and deliver to the Company all documents reasonably necessary to evidence such release. To the fullest extent permitted by Applicable Law, this Receivables Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any other Pari Passu



                      Company Receivables Pledge Agreement

Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or such Pari Passu Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any intervenor or conservator of, or agent or similar official for, the Company or any part of its assets, or otherwise, all as though such payments had not been made.

         16. Resignation or Removal of Bank. Any Bank may resign at any time by giving at least thirty (30) days' prior written notice thereof to the Collateral Agent and the Company, and may be removed at any time with or without cause by the Company, or upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Collateral Agent to such Bank) by the Collateral Agent. Upon any such resignation or removal, the Company shall have the right to appoint a successor Bank subject to prior approval of any such successor Bank by the Collateral Agent (which approval shall not be unreasonably withheld). If no successor Bank shall have been so appointed by the Company and shall have accepted its appointment within thirty (30) days after the resignation or removal of the retiring Bank, the Collateral Agent shall have the right to appoint a successor Bank. Upon the acceptance of its appointment as bank, the successor Bank shall thereupon succeed to and be vested with all the rights, powers, privileges and duties of the retiring Bank and the retiring Bank shall be discharged from its duties and obligations under this Receivables Pledge Agreement.

         17. Waivers and Amendments. Notwithstanding any provisions of this Receivables Pledge Agreement, no amendment of any provision of this Receivables Pledge Agreement (including any waiver or consent relating thereto) shall be effective unless the same shall have been consented to and signed in accordance with Section 9.8 of the Common Terms Agreement.

         18. Severability. If any provision of this Receivables Pledge Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction. Where provisions of any Applicable Law resulting in such prohibition or unenforceability may be waived they are hereby waived by the Company, each Bank and the Collateral Agent to the full extent permitted by Applicable Law so that this Receivables Pledge Agreement shall be deemed a valid and binding agreement, and the security interest created hereby shall constitute a continuing first priority Lien on and perfected first priority security interest in the Pledged Assets, in each case enforceable against the Company in accordance with its terms.

         19. Authority of the Collateral Agent. The Company acknowledges that the rights and responsibilities of the Collateral Agent under this Receivables Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the



                      Company Receivables Pledge Agreement

Collateral Agent of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Receivables Pledge Agreement shall, as between the Collateral Agent and the other Pari Passu Secured Parties, be governed by the Pari Passu Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Pari Passu Secured Parties with full and valid authority so to act or refrain from acting, and the Company shall be under no obligation or entitlement to make any inquiry respecting such authority.

         20. Complete Agreement; Successors and Assigns; Third-Party Beneficiaries. This Receivables Pledge Agreement is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. This Receivables Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All Pari Passu Secured Parties that are not signatories to this Receivables Pledge Agreement are intended to be third-party beneficiaries of this Receivables Pledge Agreement. Otherwise, there are no third-party beneficiaries of this Receivables Pledge Agreement.

         21. Waiver of Immunity. To the extent that the Company has or hereafter may be entitled to claim or may acquire, for itself or any of the Pledged Assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder to the extent permitted by Applicable Law.

         22. GOVERNING LAW; JURISDICTION. THIS RECEIVABLES PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF BRAZIL. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS SITTING IN THE CITY OF RIO DE JANEIRO, BRAZIL, IN ANY ACTION OR PROCEEDING TO RESOLVE ANY DISPUTE OR CONTROVERSY RELATED TO OR ARISING FROM THIS RECEIVABLES PLEDGE AGREEMENT AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS.

         23. No Duty on Agent's Part. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the Pari Passu Secured Parties' interests in the Pledged Assets and shall not impose any duty upon the Collateral Agent to exercise or on the Pari Passu Secured Parties to cause the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any



                      Company Receivables Pledge Agreement

Pari Passu Secured Party nor any of its respective officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder except to the extent otherwise provided in Section 7.2 of the Common Terms Agreement.

         24. Notices. All notices and other communications under this Receivables Pledge Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with Section 10.4 of the Common Terms Agreement, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in
Schedule 1.1(a) of the Common Terms Agreement (in the case of the Collateral Agent), in Schedule 10.4 of the Common Terms Agreement (in the case of the Company) or in the respective Deposit Account Agreement (in the case of any
Bank).

         25. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Receivables Pledge Agreement and the closing and shall continue as valid and enforceable agreements, representations and warranties (when made hereunder) until payment and performance of any and all Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent or the Pari Passu Secured Parties shall not diminish the right of the Collateral Agent or the Pari Passu Secured Parties to rely thereon.



                      Company Receivables Pledge Agreement

         26. Specific Performance. For the purposes hereof, the Collateral Agent may seek the specific performance of the obligations undertaken herein by the Company, as provided in Articles 461, 621 and 632 of the Brazilian Civil Procedure Code.

         IN WITNESS WHEREOF, the parties have caused this Company Receivables Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Company:
VESPER S.A.



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Witnesses:



---------------------------------           -----------------------------------
Name:                                       Name:
ID:                                         ID:


                      Company Receivables Pledge Agreement

                                                                       EXHIBIT 1

                               LIST OF RECEIVABLES

                                      NONE.



                      Company Receivables Pledge Agreement

                                                                       EXHIBIT 2

                      LIST OF BANKS AND COLLECTION ACCOUNTS

----------------------------------------------------------------------------------------------------------
             Bank                    Branch          Account number              Branch Address
----------------------------------------------------------------------------------------------------------
           Unibanco                   0300             [***]                Rua Uruguaiana 94,
                                                                                  10(O)andar,
                                                                             centro Rio de Janeiro
----------------------------------------------------------------------------------------------------------
           Unibanco                   0300             [***]                Rua Uruguaiana 94,
                                                                                  10(O)andar,
                                                                             centro Rio de Janeiro
----------------------------------------------------------------------------------------------------------
          Banco Real                  0403             [***]                 Avenida Rio Branco, 70,
                                                                                   6(O)andar,
                                                                             centro Rio de Janeiro
----------------------------------------------------------------------------------------------------------
           Bradesco               0026 - 4             [***]               Rua 1(0)de Marco, 45/47
                                                                                   2(O)andar,
                                                                             centro Rio de Janeiro
----------------------------------------------------------------------------------------------------------
          Banco Itau                  0911             [***]                    Praca Pio X, 99,
                                                                                   8(O)andar,
                                                                             centro Rio de Janeiro
----------------------------------------------------------------------------------------------------------
           Citibank                    003             [***]               Rua da Assembleia, 100,
                                                                                  29(O)andar,
                                                                             centro Rio de Janeiro
----------------------------------------------------------------------------------------------------------
        Banco do Brasil           1755 - 8             [***]               Rua Lelio Gama, 105,
                                                                                   4(O)andar,
                                                                             centro Rio de Janeiro
----------------------------------------------------------------------------------------------------------
           ABN-AMRO                   0104             [***]               Rua do Ouvidor, 107,
                                                                                   3(O)andar,
                                                                             centro Rio de Janeiro
----------------------------------------------------------------------------------------------------------
    Caixa Economica Federal           0202             [***]               Rua Mariz e Barros, 79
                                                                             Praca da Bandareira,
                                                                                Rio de Janeiro
----------------------------------------------------------------------------------------------------------

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.




                      Company Receivables Pledge Agreement

                                                                       EXHIBIT 3

                                     FORM OF

                               POWER OF ATTORNEY

         By this Power of Attorney, Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(0) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its By-laws (the "Appointer"), irrevocably constitutes and appoints LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America (the "Collateral Agent") as its attorney-in-fact to act in its name and place, to the fullest extent permitted by law and in accordance with the terms of the Receivables Pledge Agreement (as defined below), to do and perform all and every act and thing whatsoever necessary or desirable, in connection with the Company Receivables Pledge Agreement dated as of December 17, 1999, entered into by and between the Appointer and the Collateral Agent (for the benefit of the Pari Passu Secured Parties referred to therein) (as amended, supplemented or otherwise modified from time to time, the "Receivables Pledge Agreement") including, without limitation:

                  (a) upon the occurrence and during the continuation of an Event of Default, to dispose of, collect, receive, appropriate, withdraw, transfer and/or realize upon the Pledged Assets (or any part thereof) and forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such prices and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Appointer, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code and apply the proceeds thus received for the payment of the Secured Obligations, being vested with all necessary powers incidental thereto, including, without limitation, the power and authority to (i) instruct obligors of the Company to make payments required by such Pledged Assets directly to the Collateral Agent to be applied to the Secured Obligations as provided in the Common Terms Agreement and (ii) purchase foreign currency and make all remittances abroad, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Appointer before the Central Bank and any other Brazilian Governmental Authority when necessary to accomplish the purposes of the Receivables Pledge Agreement;

                  (b) upon the occurrence and during the continuation of an Event of Default, to take all necessary actions and to execute any instrument before any Governmental


                      Company Receivables Pledge Agreement

Authority in the case of a public sale of Pledged Assets (as defined in the Receivables Pledge Agreement) in accordance with the terms and conditions set forth in the Receivables Pledge Agreement; and

                  (c) upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument consistent with the terms of the Receivables Pledge Agreement as it may deem necessary or advisable to accomplish the purposes of the Receivables Pledge Agreement.

         Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against the Banks and all other third parties.

         Capitalized terms used, but not defined herein, shall have the meaning ascribed to them in the Receivables Pledge Agreement.

         The powers granted herein are in addition to the powers granted by the Appointer to the Collateral Agent in the Receivables Pledge Agreement and do not cancel or revoke any of such powers.

         This power of attorney shall be irrevocable, valid and effective until the Receivables Pledge Agreement has been terminated in accordance with its terms.



                      Company Receivables Pledge Agreement

         Any successor Collateral Agent shall automatically succeed to the rights of the Collateral Agent hereunder.

         IN WITNESS WHEREOF, the Appointer has caused its duly authorized representatives to execute this power of attorney on December 17, 1999.


Appointer:
VESPER S.A.



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:




                      Company Receivables Pledge Agreement

                                                                       EXHIBIT 4

                                     FORM OF

                            DEPOSIT ACCOUNT AGREEMENT



         To

         [BANK]

         Attn.:   Mr. [o]





         Re: Company Receivables Pledge Agreement, dated as of December 17, 1999 (the "Receivables Pledge Agreement"), entered into by and between Vesper S.A. (the "Company") and LaSalle Bank National Association (the "Collateral Agent").

         Dear Sirs:

         Please be advised that, pursuant to the Receivables Pledge Agreement referenced above, all credit rights of the Company for any and all funds and investments (the "Funds") from time to time held or deposited in our account nr. [o] with branch nr. [o] with your institution (the "Collection Account") have been pledged in favor of the Collateral Agent. Capitalized terms used but not defined herein shall have the same meanings set forth in the Receivables Pledge Agreement.

         The Company hereby irrevocably instructs you to, upon the occurrence and during the continuation of an Event of Default under the Receivables Pledge Agreement, as shall be evidenced by a written notice to you by the Collateral Agent (irrespective of any notice to the contrary from the Company), (i) pay over and transfer upon a written request from the Collateral Agent any and all Funds to or to the order of the Collateral Agent pursuant to the instructions contained in such written request and (ii) act as a "Bank" (as defined in the Receivables Pledge Agreement) pursuant to the instructions of the Collateral Agent with respect to any and all matters relating to the Collection Account, including, without limitation, the segregation of the Funds in other separate account(s) and the direction of the investments to be made with the Funds; in each case in accordance with the terms and conditions of the Receivables Pledge Agreement. For such purposes, please find attached a



                      Company Receivables Pledge Agreement
copy of the Receivables Pledge Agreement, together with a sworn translation thereof into Portuguese.

                  Promptly after the cessation of an Event of Default, the Collateral Agent shall send written notice of such cessation to you and you shall immediately and conclusively rely on such notice in determining whether to act pursuant to the instructions you receive from the Company with respect to the Collection Account.




                      Company Receivables Pledge Agreement

         Upon your execution and return of a counterpart of this letter to us, with a copy to the Collateral Agent, you shall (i) undertake the responsibilities in respect of the Collection Account and the Funds deposited or to be deposited therein in accordance with the terms and conditions set forth in the Receivables Pledge Agreement and (ii) be bound by all provisions, terms and conditions of the Receivables Pledge Agreement as if you were an original party thereto. This Deposit Account Agreement and the instructions contained herein may not be revoked, amended or modified without the written consent of the Collateral Agent.


Yours truly,


Company
VESPER S.A.


By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Agreed and acknowledged:
[BANK]



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Copy to:
LaSalle Bank National Association
135 S. LaSalle Street
Suite 1625
Chicago, Illinois 60603
Attention: Brian D. Ames



                      Company Receivables Pledge Agreement

                                                                       EXHIBIT 5

                                     FORM OF

                AMENDMENT TO COMPANY RECEIVABLES PLEDGE AGREEMENT

         This [o] Amendment to the Company Receivables Pledge Agreement (hereinafter referred to as this "Amendment") is made as of [o], by and between:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(0)andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company"); and

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof acting as the Collateral Agent for the Pari Passu Secured Parties (in such capacity, together with its successors in such capacity, the "Collateral Agent");

         WHEREAS, on December 17, 1999, the parties hereto entered into a Company Receivables Pledge Agreement (the "Receivables Pledge Agreement") registered with the Registry of Titles and Deeds of the City of [o] under number [o];

         WHEREAS, the parties hereto have agreed to amend the Receivables Pledge Agreement in order to [grant to the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties, a perfected first priority security interest in the Pledged Assets]/[extend the pledge created thereunder to secure its Obligations assumed under the [Pari Passu Financing Documents] dated [o] entered into between the Company and [o];

         WHEREAS, pursuant to the terms hereof, the parties hereto desire to amend the Receivables Pledge Agreement;

         NOW, THEREFORE, the parties hereto enter into Amendment No. ___ to the Receivables Pledge Agreement under the following terms and conditions:

                  1. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Receivables Pledge Agreement.




                      Company Receivables Pledge Agreement

                  2. The Company hereby [pledges, and transfers any additional Pledged Assets contained in the new Exhibit [o] attached hereto (and which were not contained in the original Exhibit [o] of the Receivables Pledge Agreement) to the Collateral Agent, for the benefit of the Secured Parties]/[extends the pledge created under the Receivables Pledge Agreement to secure its Obligations under the Other Pari Passu Financing Documents listed in Exhibit [o] hereto, and for purposes hereof and of the Receivables Pledge Agreement, each of the Other Pari Passu Creditor Parties listed in Exhibit [o] shall be a Pari Passu Secured Party under the Receivables Pledge Agreement].

                  3. The Company hereby represents and warrants to and in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties that:

                           (a) The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Receivables Pledge Agreement] pursuant to this Amendment have been duly authorized by all necessary corporate action on the part of the Company. This Amendment has been duly executed and delivered by the Company. The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Receivables Pledge Agreement] do not and will not (i) violate any provision of any charter or other organizational documents of the Company, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of the Company (including any provisions of any Material Contract or any contracts relating to Debt to which the Company is a party), or violate any Applicable Law binding on the Company, or (iii) result in the creation or imposition of any Lien upon any asset of the Company or any income or profits therefrom, except for the Lien [created/extended] hereby in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, under the Receivables Pledge Agreement.

                           (b) This Amendment and the Receivables Pledge Agreement, as amended hereby, each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the security interest [created/extended] hereby will, upon completion of the registrations required by Section 5 hereof, constitute the legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally.

         4. All provisions of the Receivables Pledge Agreement not amended or modified herein shall remain in full force and effect in accordance with the terms of the Receivables Pledge Agreement.



                      Company Receivables Pledge Agreement

         5. The Company, at its own cost and expense, shall, within fifteen (15) days after the execution of this Amendment, register this Amendment, together with a sworn translation hereof, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent.

         IN WITNESS WHEREOF, the parties have caused this Amendment No.___ to the Company Receivables Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Company:
VESPER S.A.



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                         By:
   ------------------------------              --------------------------------
Name:                                       Name:
Title:                                      Title:


Witnesses:


--------------------------------            -----------------------------------
Name:                                       Name:




                      Company Receivables Pledge Agreement

                                                                    EXHIBIT C-1C

                                     FORM OF

                       COMPANY CONTRACTS PLEDGE AGREEMENT

         This Pledge Agreement (the "Contracts Pledge Agreement") is made on December 17, 1999 by and among:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(0)andar, enrolled in Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company"); and

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its registered office at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for the Pari Passu Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                               W I T N E S S E T H

         WHEREAS, the Company has entered into (i) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Nortel Note Purchase Agreement") with ABN AMRO Bank N.V. ("ABN AMRO"), as administrative agent (in such capacity, the "Nortel Facility Agent"), Nortel Networks Corporation ("Nortel"), as initial Purchaser, and the other Purchasers from time to time party thereto; (ii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Qualcomm/Ericsson Note Purchase Agreement") with ABN AMRO, as administrative agent (in such capacity, the "Qualcomm/Ericsson Facility Agent"), ABN AMRO and Qualcomm Incorporated, as initial Purchasers, the other Purchasers from time to time party thereto and Telefonaktiebolaget LM Ericsson (publ.) ("Ericsson"), individually; and (iii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with Harris Corporation ("Harris"), as administrative agent (in such capacity, the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents"), Harris, as initial Purchaser, and the other Purchasers


                       Company Contracts Pledge Agreement
 from time to time party thereto (all such Initial Facility Agents, initial Purchasers, other Purchasers, and the Collateral Agent, the "Secured Parties", and each a "Secured Party");

         WHEREAS, the Company may, after the date hereof, enter into other note purchase or loan agreements (the "Other Pari Passu Financing Agreements" and, together with the Note Purchase Agreements the "Pari Passu Financing Agreements") with other facility agents (the "Other Pari Passu Facility Agents"), and purchasers or lenders (the "Other Pari Passu Creditors") pursuant to which other notes are issued or loans extended that rank on a pari passu basis with and are secured by the same collateral as the Notes and the Note Purchase Agreements;

         WHEREAS, the Company may, pursuant to the terms and conditions set forth in the Common Terms Agreement, after the date hereof, enter into Interest Hedge Agreements with a Pari Passu Creditor, any Affiliate of a Pari Passu Creditor or any other financial institution reasonably acceptable to the Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Pari Passu Obligations ("Swap Lender" and, together with the Secured Parties and the Other Pari Passu Creditor Parties, the "Pari Passu Secured Parties");

         WHEREAS, in connection with the Note Purchase Agreements, HoldCo, the Company, the Initial Facility Agents, the Collateral Agent and the Other Pari Passu Facility Agents have entered or will enter, as the case may be, into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") which sets forth certain common terms, conditions and covenants relating to the Pari Passu Financing Agreements; and

         WHEREAS, it is a covenant entered into in connection with the purchase of the Notes by the Pari Passu Secured Parties from the Company under the Note Purchase Agreements that the Company shall have executed and delivered this Contracts Pledge Agreement to the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Defined Terms.

                  (a) Capitalized terms used and not otherwise defined in this Contracts Pledge Agreement are used herein with the same meanings ascribed to them in the Common Terms Agreement. All terms defined in this Contracts Pledge Agreement in the singular shall have the same meanings when used in the plural and vice versa. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Contracts Pledge Agreement shall, unless the context otherwise requires, refer to this Contracts Pledge Agreement as a whole and not to any particular provision of this


                       Company Contracts Pledge Agreement

Contracts Pledge Agreement, and section, subsection, schedule and exhibit references are to this Contracts Pledge Agreement unless otherwise specified. All terms defined in this Contracts Pledge Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto.

                  (b) Except as otherwise stated herein, all terms and conditions of the Note Purchase Agreements, the Notes, the Common Terms Agreement (including Article 1 and, except for Sections 10.8, 10.9, 10.19 and 10.20, Article 10 thereof), and, when executed and delivered, the Other Pari Passu Financing Documents, shall fully and automatically apply to this Contracts Pledge Agreement, mutatis mutandis, and shall be deemed as an integral part hereof, as if they were transcribed herein.

         2. PLEDGE; GRANT OF SECURITY INTEREST.

                  (a) In order to secure the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Company under each of the Note Purchase Agreements and any Note issued thereunder and of all obligations and liabilities of the Company to the Pari Passu Secured Parties, which may arise under, out of, or in connection with, the Note Purchase Agreements, the Common Terms Agreement, or any other Pari Passu Financing Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Pari Passu Secured Parties that are required to be paid by the Company pursuant to the terms of the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document) (collectively, the "Obligations"), and all obligations of the Company to the Collateral Agent or the Pari Passu Secured Parties created under this Contracts Pledge Agreement (such obligations together with the Obligations being collectively referred to as the "Secured Obligations"), which, for the purposes of Article 761 of the Brazilian Civil Code, are estimated to be in (but expressly not limited to) the principal amount of up to US$1,019,000,000, equivalent on the date hereof to R$1,875,673,300, with original final maturity on July 1, 2012 (subject to mandatory and optional repurchase and acceleration thereunder) or as otherwise provided for in the Note Purchase Agreements, the Common Terms Agreement or the Notes, the Company hereby pledges to the Collateral Agent for the benefit of the Pari Passu Secured Parties, pursuant to the provisions of Articles 271 to 279 of the Brazilian Commercial Code and
Article 768 et seq. of the Brazilian Civil Code:

                      (i) all its rights to the trademarks and other Intellectual Property Rights described and identified in Exhibit 1 hereto (the "Intellectual Property");

                      (ii) all its rights to the loan agreements, promissory notes and other Intercompany Debt described in Exhibit 2 hereto (the "Intercompany Debt");


                       Company Contracts Pledge Agreement

                      (iii) all its rights arising from or under the contracts described and identified in Exhibit 3 hereto (the "Material Contracts");

                      (iv) subject to Section 2(b) below, all its rights to the Mirror Authorizations and other Government Approvals described in
           Exhibit 4 hereto (the "Authorizations");

                      (v) the other intangible assets and rights described in
           Exhibit 5 hereto (the "Intangibles");

                      (vi) all its rights to any proceeds from the sale or transfer of the Authorizations and all its rights to any indemnification or compensation from any Governmental Authority in connection with the Authorizations (the "Other Rights"); and

                      (vii) all proceeds and products of the property referred to in clauses (i) through (vi), including (A) whatever is now or hereafter received upon the sale, exchange, disposition or operation of any such property, and (B) any proceeds or products of items in clause (A) (together with the Other Rights, the Intellectual Property, the Material Contracts, the Intercompany Debt, the Authorizations and the Intangibles, the "Pledged Assets").

                  (b) The pledge of the Authorizations shall be effective and enforceable on the date a transfer or pledge thereof becomes permissible under applicable Brazilian rules and regulations and, to the extent required by law, upon receipt of an approval by the Governmental Authority granting the Authorizations.

         3. Restriction on Transfer and Encumbrance. The Pledged Assets may not be sold or transferred by the Company or by any other means whatsoever become subject to any Liens (except for those created hereby and those permitted under the Common Terms Agreement) until termination of this Contracts Pledge Agreement pursuant to Section 11 hereof.

         4. Registration of the Pledge of the Pledged Assets. The Company shall, within fifteen (15) days after the execution of this Contracts Pledge Agreement or any Amendment (as defined below) entered into with respect to Section 6, register this Contracts Pledge Agreement, or such Amendment, as applicable, together with its sworn translation into the Portuguese language, in the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and, with respect to the Intellectual Property, in the National Institute of Industrial Property (Instituto Nacional de Propriedade Industrial), and deliver to the Collateral Agent evidence of such registrations in form and substance reasonably satisfactory to the Collateral Agent. All expenses


                       Company Contracts Pledge Agreement
incurred in connection with such sworn translation and with such registrations shall be paid by the Company.

         5. Representations and Warranties. The Company hereby repeats herein as of the date hereof all of the representations and warranties set forth in
Article 3 of the Common Terms Agreement, except for the representation and warranty set forth in the third sentence of Section 3.2 of the Common Terms Agreement. In addition, the Company hereby represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, as follows:

                  (a) This Contracts Pledge Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and, the security interest created hereby will, upon completion of the registrations required by Section 4 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally, provided, however, that any security interest to be created hereby in any Pledged Asset which has not been issued to, or received or acquired by, the Company on or before the date hereof shall be deemed to have been created, perfected and to be in full force only (i) after such Pledged Asset is issued to, or received or acquired by, the Company and (ii) on the date when the Lien of the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties thereon, shall have been registered as provided in Section 4 hereof or as may be in the future required by Brazilian law; and provided further that, the pledge created hereby will secure the obligations of the Company to the Other Pari Passu Secured Parties only upon the effectiveness of the Other Pari Passu Financing Documents and the registrations required by Section 4 hereof.

         6. Covenants. The Company shall enter into amendments to this Contracts Pledge Agreement with the Collateral Agent, substantially in the form of Exhibit 7 hereto (each an "Amendment"), (a) as and when required by Section 4.10 of the Common Terms Agreement, in order to extend the Lien created hereby to the relevant Pledged Assets (which shall be then subject to all terms and conditions provided herein) promptly after title to additional Pledged Assets is acquired by the Company, all pursuant to the provisions of the Common Terms Agreement, and (b) upon the entering by the Company into any Other Pari Passu Financing Documents (or any Interest Hedge Agreement in respect of the Notes), in order to extend the Lien created hereby to the other Pari Passu Secured Parties party thereto to secure the obligations assumed by the Company thereunder; and the Company shall make all filings and registrations and obtain all authorizations necessary to create a first priority, perfected security interest, to the extent permitted by Brazilian law and regulations, in the Pledged Assets to which the security interest created hereby was extended in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties, and take such further actions as the Collateral Agent may


                       Company Contracts Pledge Agreement
reasonably request for the purposes of obtaining or preserving the full benefits of this Contracts Pledge Agreement and of the rights and powers herein granted with respect to all such after-acquired Pledged Assets and in favor of all subsequent Pari Passu Secured Parties. The Company shall provide the Collateral Agent with evidence of the registration of each such Amendment in the appropriate Registry of Titles and Deeds in Brazil (Cartorio de Registro de Titulos e Documentos) and the National Institute of Industrial Property (Instituto Nacional de Propiedade Industrial), if applicable, within fifteen
(15) days after execution of each such Amendment.

         7. Remedies. Without prejudice to the foregoing provisions, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent is hereby irrevocably authorized and entitled to dispose of, collect, receive, appropriate and/or realize upon the Pledged Assets (or any part thereof) and may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such price and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, and Article 277 of the Brazilian Commercial Code, and apply the proceeds thus received for the payment of the Secured Obligations. Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against all third parties. Without limitation, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall be entitled to instruct obligors of the Company under the Pledged Assets (including the other party to the Material Contracts and the borrowers under the Intercompany Debt) to make any payments required by such Pledged Asset directly to the Collateral Agent, to be applied to the Secured Obligations as provided in the Common Terms Agreement. The Company hereby irrevocably appoints the Collateral Agent as its attorney-in-fact, and for such purpose it has executed and delivered to the Collateral Agent on the date hereof a power-of-attorney substantially in the form of Exhibit 6 hereto. The Company agrees to deliver an equivalent power-of-attorney to each successor Collateral Agent. For the purposes hereof, it is hereby agreed and understood that (a) the proceeds of any such sale shall be applied in accordance with the terms of the Common Terms Agreement, and (b) in the event of any deficiency of the proceeds of any such sale or other realization, the Company shall remain liable for the payment of the corresponding balance of the Secured Obligations.

         8. Amendments, Etc., with Respect to the Secured Obligations. The Company shall remain obligated hereunder, and the Pledged Assets shall remain subject to the security interests granted hereby, at all times until termination of this Contracts Pledge Agreement pursuant to Section 11 hereof notwithstanding that, without limitation and without any reservation of rights against the Company, and without notice to or further assent by the Company:


                       Company Contracts Pledge Agreement

                  (a) any demand for payment of any of the Secured Obligations made by any Pari Passu Secured Party may be rescinded by such Pari Passu Secured Party in accordance with the terms of the respective Pari Passu Financing Agreement, or Article 9 of the Common Terms Agreement or any Other Pari Passu Financing Document;

                  (b) the Common Terms Agreement, the Note Purchase Agreements, the Notes and any Other Pari Passu Financing Document may be amended, modified or supplemented, in whole or part, in accordance with the terms of such agreement; and

                  (c) any guaranty, right of offset or other collateral security at any time held by the Collateral Agent for the benefit of the Pari Passu Secured Parties for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.

         9. Certain Waivers by the Company. Neither the Collateral Agent nor any Pari Passu Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of, or proof of reliance by, the Collateral Agent or any Pari Passu Secured Party upon this Contracts Pledge Agreement; each of the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Contracts Pledge Agreement; and all dealings between the Company, on the one hand, and the Collateral Agent and the Pari Passu Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Contracts Pledge Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Secured Obligations.

         10. Pursuit of Rights and Remedies Against the Company. When pursuing its rights and remedies hereunder against the Company, the Collateral Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against any third party or against any collateral security for or Guaranty of the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent to pursue such other rights or remedies or to collect any payments from such third party or to realize upon any such collateral security or Guaranty or to exercise any such right of offset, or any release of such third party or of any such collateral security, Guaranty or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or the Pari Passu Secured Parties.

         11. Termination and Release. When the Secured Obligations have been indefeasibly satisfied in full, the Notes are no longer outstanding and no other amount is then outstanding or owing to any Pari Passu Secured Party under the Notes, the Note


                       COMPANY CONTRACTS PLEDGE AGREEMENT

Purchase Agreements, the Common Terms Agreement and any other Pari Passu Financing Document, and all Pari Passu Commitments have terminated, then, and only then, shall this Contracts Pledge Agreement and the security interests created hereby be released and this Contracts Pledge Agreement shall terminate, at the Company's expense; otherwise, this Contracts Pledge Agreement and the security interests created hereby shall remain in full force and effect. No release of this Contracts Pledge Agreement, or of the Lien created and evidenced hereby, shall be valid unless executed by the Collateral Agent. The Collateral Agent, upon the Company's request, at the Company's expense and to the extent authorized to do so by Article 7 of the Common Terms Agreement and in accordance with this Section 11, shall execute and deliver to the Company all documents reasonably necessary to evidence such release. To the fullest extent permitted by Applicable Law, this Contracts Pledge Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any other Pari Passu Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or such Pari Passu Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any intervenor or conservator of, or agent or similar official for, the Company or any part of its assets, or otherwise, all as though such payments had not been made.

         12. Waivers and Amendments. Notwithstanding any provisions of this Contracts Pledge Agreement, no amendment of any provision of this Contracts Pledge Agreement (including any waiver or consent relating thereto) shall be effective unless the same shall have been consented to and signed in accordance with Section 9.8 of the Common Terms Agreement.

         13. Severability. If any provision of this Contracts Pledge Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction. Where provisions of any Applicable Law resulting in such prohibition or unenforceability may be waived they are hereby waived by the Company and the Collateral Agent to the full extent permitted by Applicable Law so that this Contracts Pledge Agreement shall be deemed a valid and binding agreement, and the security interest created hereby shall constitute a continuing first priority Lien on and perfected first priority security interest in the Pledged Assets, in each case enforceable against the Company in accordance with its terms.

         14. Authority of the Collateral Agent. The Company acknowledges that the rights and responsibilities of the Collateral Agent under this Contracts Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Contracts Pledge Agreement shall, as between the


                       COMPANY CONTRACTS PLEDGE AGREEMENT

Collateral Agent and the other Pari Passu Secured Parties, be governed by the Pari Passu Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Pari Passu Secured Parties with full and valid authority so to act or refrain from acting, and the Company shall be under no obligation or entitlement to make any inquiry respecting such authority.

         15. Complete Agreement; Successors and Assigns; Third-Party Beneficiaries. This Contracts Pledge Agreement is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. This Contracts Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All Pari Passu Secured Parties that are not signatories to this Contracts Pledge Agreement are intended to be third-party beneficiaries of this Contracts Pledge Agreement. Otherwise, there are no third-party beneficiaries of this Contracts Pledge Agreement.

         16. Waiver of Immunity. To the extent that the Company has or hereafter may be entitled to claim or may acquire, for itself or any of the Pledged Assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder to the extent permitted by Applicable Law.

         17. GOVERNING LAW; JURISDICTION. THIS CONTRACTS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF BRAZIL. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS SITTING IN THE CITY OF RIO DE JANEIRO, BRAZIL, IN ANY ACTION OR PROCEEDING TO RESOLVE ANY DISPUTE OR CONTROVERSY RELATED TO OR ARISING FROM THIS CONTRACTS PLEDGE AGREEMENT AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS.

         18. No Duty on Agent's Part. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the Pari Passu Secured Parties' interests in the Pledged Assets and shall not impose any duty upon the Collateral Agent to exercise or on the Pari Passu Secured Parties to cause the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any Pari Passu Secured Party nor any of its respective officers, directors, employees or agents


                       COMPANY CONTRACTS PLEDGE AGREEMENT
shall be responsible to the Company for any act or failure to act hereunder except to the extent otherwise provided in Section 7.2 of the Common Terms Agreement.

         19. Notices. All notices and other communications under this Contracts Pledge Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with Section 10.4 of the Common Terms Agreement, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in
Schedule 1.1(a) of the Common Terms Agreement (in the case of the Collateral Agent) or in Schedule 10.4 of the Common Terms Agreement (in the case of the Company).

         20. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Contracts Pledge Agreement and the closing and shall continue as valid and enforceable agreements, representations and warranties (when made hereunder) until payment and performance of any and all Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent or the Pari Passu Secured Parties shall not diminish the right of the Collateral Agent or the Pari Passu Secured Parties to rely thereon.


                       COMPANY CONTRACTS PLEDGE AGREEMENT

         21. Specific Performance. For the purposes hereof, the Collateral Agent may seek the specific performance of the obligations undertaken herein by the Company, as provided in Articles 461, 621 and 632 of the Brazilian Civil Procedure Code.

         IN WITNESS WHEREOF, the parties have caused this Company Contracts Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Company:
VESPER S.A.



By                                                     By:
--------------------------                             -------------------------
Name:                                                  Name:
Title:                                                 Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                                    By:
--------------------------                             -------------------------
Name:                                                  Name:
Title:                                                 Title:


Witnesses:

--------------------------                             -------------------------
Name:                                                  Name:
ID:                                                    ID:



                       COMPANY CONTRACTS PLEDGE AGREEMENT

                                                                       EXHIBIT 1

                          LIST OF INTELLECTUAL PROPERTY

1. 821920162 filed on August 23, 1999 for the word trademark Vesper in Local Class 09.35 (communications apparatus in general and their components).

2. 821920170 filed on August 23, 1999 for the word trademark Vesper in Local Class 38.10 (communications, publicity and advertising services).

3. 822085364 filed on October 7, 1999 for the composite trademark Vesper (colored stars) in Local Class 09.35 (communications apparatus in general and their components).

4. 822085372 filed on October 7, 1999 for the composite trademark Vesper in Local Class 38.10 (communications publicity and advertising services).

5. 821866508 filed on July 28, 1999 for the word trademark Clarida in Local Class 09.35 (communications apparatus in general and their components).

6. 821866494 filed on July 28, 1999 for the word trademark Clarida in Local Class 38.10 (communications, publicity and advertising services).

7. 821866486 filed on July 28, 1999 for the word trademark Atimo in Local Class
   09.35 (communications apparatus in general and their components).

8. 821866478 filed on July 28, 1999 for the word trademark Atimo in Local Class
   38.10 (communications, publicity and advertising services).


                       COMPANY CONTRACTS PLEDGE AGREEMENT

                                                                       EXHIBIT 2

                            LIST OF INTERCOMPANY DEBT

         1. Intercompany Debt in the approximate principal amount of $183,659.09 as of September 30, 1999 owing to the Company from Vesper Sao Paulo S.A.

         2. Intercompany Debt in the approximate principal amount of $120.00 as of September 30, 1999 owing to the Company from Vesper Holding S.A.

         3. Intercompany Debt in the approximate principal amount of $295,224.04 owing to the Company from Qualcomm do Brasil Ltda.


                       COMPANY CONTRACTS PLEDGE AGREEMENT

                                                                       EXHIBIT 3

                           LIST OF MATERIAL CONTRACTS

   1) Secondment Agreement with Bell Canada International, Inc. dated August 15, 1999 (including that certain Sideletter relating thereto dated as of August 15, 1999).

   2) Technical Services Agreement with Bell Canada International, Inc. dated May 27, 1999 (including that certain Sideletter relating thereto dated as of May 27, 1999).

   3) Know-How Transfer and Technical Services Agreement with Bell Canada International, Inc. dated August 15, 1999 (including that certain Sideletter related thereto dated as of August 15, 1999, the "Know-How Agreement").

   4) Shareholder Agreement dated as of February 4, 1999 relating to Vesper Holding S.A. and the Company.

   5) Interconnection Agreement with Empresa Brasileira de Telecomunicacoes S.A. dated June 22, 1999.

   6)  Interconnection Agreement with Telemar S.A. dated June 22, 1999.

   7) Interconnection Agreement with Intelig Telecomunicacoes Ltda. (formerly known as Bonari Holding Ltda.) dated August 5, 1999.

   8) Telecommunication Services Agreement (leased lines) with MetroRED Telecomunicacoes Ltda. dated August 12, 1999.

   9) Leased Lines Agreement with Empresa Brasileira de Telecomunicacoes S.A. dated August 18, 1999.

   10) Leased Lines Agreement with Engeredes-Engenharia de Redes S.A. dated August 12, 1999.

   11) Equipment Supply Agreement, dated as of December 3, 1999, between the Company and Motorola Do Brazil Ltda.

   12) Amended Memorandum of Understanding with CGI Telecom dated October 15, 1999.


                       Company Contracts Pledge Agreement

   13) Capital Contribution Agreement dated December 13, 1999 by and among VESPER HOLDING S.A., a Brazilian sociedade anonima; VESPER S.A. a Brazilian sociedade anonima; BELL CANADA INTERNATIONAL (BRAZIL TELECOM I) LIMITED, a British Virgin Islands Company; QUALCOMM DO BRASIL LTDA., a Brazilian limitada; VELOCOM CAYMAN BRASIL HOLDINGS, a Cayman Islands company; and the Collateral Agent (as defined in the Common Terms Agreement) on behalf of the Secured Parties (as defined in the Common Terms Agreement).

   14) Lease Agreement, dated May 7, 1999, between Fundacao Vale do Rio Doce de Seguridade Social - Valia and Mirror S.A., regarding Rooms 801, 802, 803, 806, at Av Presidente Vargas 3131, Cidade Nova - Rio de Janeiro - RJ.

   15) Lease Agreement, dated March 11, 1999, between Caixa Previdencia dos Funcionarios do Banco do Brasil - Previ and Canbra Telefoncia S.A., regarding 24th and 25th floors at Av. Republica do Chile n(degree) 500, Centro - Rio de Janeiro - RJ.

   16) Lease Agreement, dated June 16, 1999, between Caixa Previdencia dos Funcionarios do Banco do Brasil - Previ and Mirror S.A., regarding 21st floor at Av. Republica do Chile n(degree) 500, Centro - Rio de Janeiro - RJ.

   17) Lease Agreement, dated June 21, 1999 between Caixa Previdencia dos Funcionarios do Banco do Brasil - Previ and Mirror S.A., regarding 22nd floor at Av. Republica do Chile n(degree) 500, Centro - Rio de Janeiro - RJ.

   18) Lease Agreement, dated May 14, 1999 between Caixa Previdencia dos Funcionarios do Banco do Brasil - Previ and Mirror S.A., regarding 23rd floor at Av. Republica do Chile n(degree) 500, Centro - Rio de Janeiro - RJ.

   19) Lease Agreement, dated June 10, 1999 between Pericles Cavalcanti de Miranda e Maria Magdalena Ogioni de Miranda and Mirror S.A., regarding Av. Rio Branco n(degree) 1 Bairro Santa Lucia, Vitoria - Espirito Santo.

   20) Lease Agreement, dated June 15, 1999 between Fundacao Vale do Rio Doce de Seguridade Social - Valia and Mirror S.A., regarding Rooms 1.402 e 1.403, at Av Presidente Vargas 3131, Cidade Nova - Rio de Janeiro - RJ.

   21) Lease Agreement, dated July 30, 1999 between Fundacao Vale do Rio Doce de Seguridade Social - Valia and Mirror S.A., regarding Rooms 1.401 and 1.404, at Av Presidente Vargas 3131, Cidade Nova - Rio de Janeiro - RJ.


                       Company Contracts Pledge Agreement

   22) Lease Agreement, dated August 31, 1999 between Fundacao Vale do Rio Doce de Seguridade Social - Valia and Mirror S.A., regarding Rooms 1.405, at Av Presidente Vargas 3131, Cidade Nova - Rio de Janeiro - RJ.

   23) Lease Agreement, dated July 20, 1999 between Cosmo Shop Comercio e Servicos Ltda. and Mirror S.A., regarding Avenida Brasil n(degree) 2028, Rio de Janeiro - RJ.

   24) Lease Agreement, dated July 20, 1999 between Benedito Ferreira de Medeiros e Maria Durvalina Mendes Medeiros and Mirror S.A., regarding Rua Leopoldo Machado n(degree) 2301, Macapa - Amapa.

   25) Lease Agreement, dated August 9, 1999 between Empresa Brasileira de Telecomunicacoes S.A. - Embratel and Mirror S.A., regarding Rua Espirito Santo n(degree) 1.00, 8th floor - Belo Horizonte - MG, Rua do Carro n(degree) 120, 1st floor from building 1 and 2nd floor from building 2, Salvador - B.A., and Av. Pontes de Vieira n(degree) 1554, 2nd floor from building 1, Fortaleza - CE.

   26) Lease Agreement, dated June 18, 1999 between Francisco Edmar de Souza e Antonia Rodrigues de Souza and Mirror S.A., regarding Av. Cecilia Brasil n(degree) 716 - A, Boa Vista - Roraima.


                       Company Contracts Pledge Agreement

                                                                       EXHIBIT 4

                             LIST OF AUTHORIZATIONS

         1. Instrument of Authorization for Operation of a Switched Fixed Telephone Service for the mode LOCAL issued by the Agencia Nacional de Telecomunicacoes (National Telecommunications Agency) ("Anatel") to the Company, under its prior name "Canbra Telefonica S.A." on February 4, 1999.

         2. Instrument of Authorization for Operation of a Switched Fixed Telephone Service for the mode NATIONAL LONG DISTANCE OF INTRA-REGIONAL SCOPE, issued by Anatel to the Company, under its prior name "Canbra Telefonica S.A." on February 4, 1999.

         3. License number 4.840 for packet switched network services, License number 4.839 for circuit switched network services, License number 4.841 for dedicated line services License number 4.842 for special services of audio and License number 4.843 for video signal retransmission, issued by Anatel to the Company on September 23, 1999.


                       Company Contracts Pledge Agreement

                                                                       EXHIBIT 5
                            LIST OF OTHER INTANGIBLES

Surety Bond issued by Chubb do Brasil Cia de Seguros, Policy Number: [***].

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.




                       Company Contracts Pledge Agreement

                                                                       EXHIBIT 6

                            FORM OF POWER OF ATTORNEY

         By this Power of Attorney, Vesper S.A. (the "Appointer"), a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(0) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02730101/001-43, herein represented in accordance with its Bylaws, irrevocably constitutes and appoints LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America (the "Collateral Agent") as its attorney-in-fact to act in its name and place, to the fullest extent permitted by law and in accordance with the terms of the Contracts Pledge Agreement (as defined below), to do and perform all and every act and thing whatsoever necessary or desirable, in connection with the Company Contracts Pledge Agreement dated as of December 17, 1999, entered into by and among the Appointer and the Collateral Agent (for the benefit of the Pari Passu Secured Parties referred to therein), (as amended, supplemented or otherwise modified from time to time, the "Contracts Pledge Agreement") including, without limitation:

                  (a) upon the occurrence and during the continuation of an Event of Default, to dispose of, collect, receive, appropriate, withdraw, transfer and/or realize upon the Pledged Assets (or any part thereof) and forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such prices and upon such terms and conditions as the Collateral Agent may deem appropriate, irrespective of any prior or subsequent notice to the Appointer, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, apply the proceeds thus received for the payment of the Secured Obligations being vested with all necessary powers incidental thereto, including, without limitation, the power and authority to (i) instruct obligors of the Company under the Pledged Assets (including the other party to the Material Contracts and the borrowers under the Intercompany Debt) to make any payments required by such Pledged Asset directly to the Collateral Agent, to be applied to the Secured Obligations as provided in the Common Terms Agreement, and (ii) purchase foreign currency and make all remittances abroad, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Appointer before the Central Bank and any other Brazilian governmental authority when necessary to accomplish the purposes of the Contracts Pledge Agreement;

                  (b) upon the occurrence and during the continuation of an Event of Default, to take all necessary actions and to execute any instrument before any Governmental Authority in the case of a public sale of the Pledged Assets (as defined in the Contracts Pledge Agreement) in accordance with the terms and conditions set out therein; and


                       Company Contracts Pledge Agreement

                  (c) upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument consistent with the terms of the Contracts Pledge Agreement as it may deem necessary or advisable to accomplish the purposes of the Contracts Pledge Agreement.

         Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against all third parties.

         Capitalized terms used, but not defined herein shall have the meaning ascribed to them in the Contracts Pledge Agreement.

         The powers granted herein are in addition to the powers granted by the Appointer to the Collateral Agent in the Contracts Pledge Agreement and do not cancel or revoke any of such powers.

         This power of attorney shall be irrevocable, valid and effective until the Contracts Pledge Agreement has terminated in accordance with its terms.


                       Company Contracts Pledge Agreement

         Any successor Collateral Agent shall automatically succeed to the rights of the Collateral Agent hereunder.

         IN WITNESS WHEREOF, the Appointer has caused its duly authorized representatives to execute this power of attorney on December 17, 1999.


Appointer:
VESPER S.A.



By:                                          By:
   ------------------------------               --------------------------------
Name:                                        Name:
Title:                                       Title:


                       Company Contracts Pledge Agreement

                                                                       EXHIBIT 7

                                     FORM OF

                 AMENDMENT TO COMPANY CONTRACTS PLEDGE AGREEMENT

         This [o] Amendment to the Pledge Agreement (hereinafter referred to as this "Amendment") is made as of [o], 1999 by and among:

         (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(0) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company"); and

         (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof acting as Collateral Agent for the Pari Passu Secured Parties (the "Collateral Agent").

         WHEREAS, on December 17, 1999, the parties hereto entered into a Company Contracts Pledge Agreement (the "Contracts Pledge Agreement"), registered with the Registry of Titles and Deeds of the City of [o] under number [o] and with the National Institute of Intellectual Property under number [o];

         WHEREAS, the parties have agreed to amend the Contracts Pledge Agreement in order to [grant to the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties, to the extent permitted under applicable Brazilian law and regulations, a perfected first priority security interest in the Pledged Assets]/[extend the pledge created thereunder to secure its Obligations assumed under the [Pari Passu Financing Document] dated [o] entered into between the Company and [o]];

         WHEREAS, pursuant to the terms hereof, the parties hereto desire to amend the Contracts Pledge Agreement;

         NOW, THEREFORE, the parties hereto enter into this Amendment No. __ to the Company Contracts Pledge Agreement under the following terms and conditions:

                  1. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Contracts Pledge Agreement.


                       COMPANY CONTRACTS PLEDGE AGREEMENT

                  2. The Company hereby [pledges, and transfers any additional Pledged Assets contained in the new Exhibit [o] attached hereto (and which were not contained in the original Exhibit [o] to the Contracts Pledge Agreement) to the Collateral Agent, for the benefit of the Pari Passu Secured Parties]/[extends the pledge created under the Contract Pledge Agreement to secure its Obligations under the Other Pari Passu Financing Documents listed in Exhibit [o] hereto, and for the purposes hereof and of the Contracts Pledge Agreement, each of the Other Pari Passu Creditor Parties listed in Exhibit [o] shall be a Pari Passu Secured Party under the Contracts Pledge Agreement].

                  3. The Company hereby represents and warrants to and in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties that:

                           (a) The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Contracts Pledge Agreement] pursuant to this Amendment have been duly authorized by all necessary corporate action on the part of the Company. This Amendment has been duly executed and delivered by the Company. The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Contracts Pledge Agreement] do not and will not (i) violate any provision of any charter or other organizational documents of the Company, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of the Company (including any provisions of any Material Contract or any contracts relating to Debt to which the Company is a party), or violate any Applicable Law binding on the Company, or (iii) result in the creation or imposition of any Lien upon any asset of the Company or any income or profits therefrom, except for the Lien [created/extended] hereby in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, under the Contracts Pledge Agreement.

                           (b) This Amendment and the Contracts Pledge
         Agreement, as amended hereby, each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the security interest [created/extended] hereby will, upon completion of the registrations required by Section 5 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally.


                       Company Contracts Pledge Agreement

         4. All provisions of the Contracts Pledge Agreement not amended or modified herein shall remain in full force and effect in accordance with the terms of the Contracts Pledge Agreement.


                       Company Contracts Pledge Agreement

         5. The Company, at its own cost and expense, shall, within fifteen (15) days after the execution of this Amendment, register this Amendment, together with a sworn translation hereof, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) and, with respect to the Intellectual Property, the National Institute of Industrial Property (Instituto Nacional de Propriedade Industrial) in Brazil and deliver to the Collateral Agent evidence of such registrations in form and substance reasonably satisfactory to the Collateral Agent.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. __ to the Company Contracts Pledge Agreement to be duly executed in the presence of the undersigned witnesses.

Company:
VESPER S.A.



By:                                         By:
   ------------------------------              ---------------------------------
Name:                                       Name:
Title:                                      Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                         By:
   ------------------------------              ---------------------------------
Name:                                       Name:
Title:                                      Title:


Witnesses:



---------------------------------           ------------------------------------
Name:                                       Name:
ID:                                         ID:


                       Company Contracts Pledge Agreement

                                                                    EXHIBIT C-1D


                           CASH COLLATERAL ACCOUNT AND

                        CASH EQUIVALENTS PLEDGE AGREEMENT

         This Cash Collateral Account and Cash Equivalents Pledge Agreement (the "Cash Collateral Pledge Agreement"), is made on December 17, 1999, by and between:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(0)andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company"); and

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for the Pari Passu Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                               W I T N E S S E T H

         WHEREAS, the Company has entered into (i) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Nortel Note Purchase Agreement") with ABN AMRO Bank N.V. ("ABN AMRO"), as administrative agent (in such capacity, the "Nortel Facility Agent"), Nortel Networks Corporation ("Nortel"), as initial Purchaser, and the other Purchasers from time to time party thereto; (ii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Qualcomm/Ericsson Note Purchase Agreement") with ABN AMRO, as administrative agent (in such capacity, the "Qualcomm/Ericsson Facility Agent"), ABN AMRO and Qualcomm Incorporated, as initial Purchasers, the other Purchasers from time to time party thereto, and Telefonaktiebolaget LM Ericsson (publ.) ("Ericsson"), individually; and (iii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with Harris Corporation ("Harris"), as administrative agent (in such capacity, the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents"), Harris, as initial Purchaser, and the other Purchasers from time to time party thereto (all such Initial Facility Agents, initial Purchasers, other Purchasers, and the Collateral Agent, the "Secured Parties", and each a "Secured Party");


              Cash Collateral and Cash Equivalents Pledge Agreement
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

         WHEREAS, the Company may, after the date hereof, enter into other note purchase or loan agreements (the "Other Pari Passu Financing Agreements" and, together with the Note Purchase Agreements the "Pari Passu Financing Agreements") with other facility agents (the "Other Pari Passu Facility Agents"), and purchasers or lenders (the "Other Pari Passu Creditors") pursuant to which other notes are issued or loans extended that rank on a pari passu basis with and are secured by the same collateral as the Notes and the Note Purchase Agreements;

         WHEREAS, the Company may, pursuant to the terms and conditions set forth in the Common Terms Agreement, after the date hereof, enter into Interest Hedge Agreements with a Pari Passu Creditor, any Affiliate of a Pari Passu Creditor or any other financial institution reasonably acceptable to the Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Pari Passu Obligations ("Swap Lender" and, together with the Secured Parties and the Other Pari Passu Creditor Parties, the "Pari Passu Secured Parties");

         WHEREAS, in connection with the Note Purchase Agreements, HoldCo, the Company, the Initial Facility Agents, the Collateral Agent and the Other Pari Passu Facility Agents have entered or will enter, as the case may be, into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") which sets forth certain common terms, conditions and covenants relating to the Pari Passu Financing Agreements; and

         WHEREAS, it is a covenant entered into in connection with the purchase of the Notes by the Secured Parties from the Company under the Note Purchase Agreements that the Company shall have executed and delivered this Cash Collateral Pledge Agreement to the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Defined Terms.

                  (a) Capitalized terms used and not otherwise defined in this Cash Collateral Pledge Agreement are used herein with the same meanings ascribed to them in the Common Terms Agreement. All terms defined in this Cash Collateral Pledge Agreement in the singular shall have the same meanings when used in the plural and vice versa. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Cash Collateral Pledge Agreement shall, unless the context otherwise requires, refer to this Cash Collateral Pledge Agreement as a whole and not to any particular provision of this Cash Collateral Pledge Agreement, and section, subsection, schedule and exhibit references are to this Cash Collateral Pledge Agreement unless otherwise specified. All terms defined in this Cash Collateral Pledge Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto.


              Cash Collateral and Cash Equivalents Pledge Agreement

                  (b) Except as otherwise stated herein, all terms and conditions of the Note Purchase Agreements, the Notes, the Common Terms Agreement (including Article 1 and, except for Sections 10.8, 10.9, 10.19 and 10.20, Article 10 thereof) and, when executed and delivered, the Other Pari Passu Financing Documents shall fully and automatically apply to this Cash Collateral Pledge Agreement, mutatis mutandis, and shall be deemed as an integral part hereof, as if they were transcribed herein.

         2. Pledge; Grant of Security Interest.

                  (a) In order to secure the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Company under each of the Note Purchase Agreements and any Note issued thereunder and of all obligations and liabilities of the Company to the Pari Passu Secured Parties, which may arise under, out of, or in connection with, the Note Purchase Agreements, the Common Terms Agreement, or any other Pari Passu Financing Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Pari Passu Secured Parties that are required to be paid by the Company pursuant to the terms of the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document) (the "Obligations"), and all obligations of the Company to the Collateral Agent or the Pari Passu Secured Parties created under this Cash Collateral Pledge Agreement (such obligations together with the Obligations being collectively referred to as the "Secured Obligations"), which, for the purposes of Article 761 of the Brazilian Civil Code, are estimated to be in (but expressly not limited to) the principal amount of up to US$1,019,000,000, equivalent on the date hereof to R$1,875,673,300, with original final maturity on July 1, 2012 (subject to mandatory and optional repurchase and acceleration thereunder) or as otherwise provided for in the Note Purchase Agreements, the Common Terms Agreement or the Notes, the Company hereby pledges to the Collateral Agent for the benefit of the Pari Passu Secured Parties, pursuant to the provisions of Articles 271 to 279 of the Brazilian Commercial Code and Article 768 et seq. of the Brazilian Civil Code:

                           (i) all its credit rights against each financial institution (each a "Depositary") with respect to the accounts set forth in Exhibit 1 hereto (each, a "Special Purpose Account"), in which, to the extent required by Section 5.8 of the Common Terms Agreement, the Company shall deposit or cause to be deposited all Net Cash Proceeds of any Asset Sale or Event of Loss or of any Investments from time to time made with such Net Cash Proceeds, including the credit balance from time to time of each Special Purpose Account, and all interest, dividends and other income derived from such balances, funds and Investments and all moneys and Cash Equivalents held in or for each such Special Purpose Account;

                           (ii) all its credit rights against each Depositary with respect to the accounts set forth in Exhibit 2 hereto (each, an "Excess Cash Equivalents Account" and,


              Cash Collateral and Cash Equivalents Pledge Agreement together with the Special Purpose Accounts, the "Accounts"), in which, to the extent required by Section 4.10 of the Common Terms Agreement, the Company shall deposit or cause to be deposited all excess Cash Equivalents and Proceeds of the Excess Cash Equivalents Account and any Investments from time to time made with such Proceeds, including the credit balance from time to time of each Excess Cash Equivalents Account, and all interest, dividends and other income derived from such balances, funds and Investments and all moneys and Cash Equivalents held in or for each such Excess Cash Equivalents Account;

                           (iii) all Investments described on Exhibit 3 and all interest, dividends and other property received, receivable or otherwise distributed in respect of such Investments and deposited in any Account;

                           (iv) all quotas of any investment funds (fundo de investimento financeiro exclusivo) described on Exhibit 4 (each, a "Fund") having the non-discretionary exclusive administrator and manager set forth opposite such fund's name on such Exhibit 4 (each, a "Fund Administrator") and all interest, dividends and other property received, receivable or otherwise distributed in respect of such Investments;

                           (v) all statements, certificates, instruments or receipts, whether physical or electronic, evidencing any of the Accounts, Investments or Funds referred to in clauses (i) through (iv) (including the reports referred to in Section 9(c) and 12(c) hereof); and

                           (vi) to the extent not included in the foregoing, all proceeds and products of the property referred to in clauses (i) through (iv), including all interest, dividends, premium and other income derived from any such funds and investments and all statements, certificates and instruments representing or evidencing such Investments and any financial instrument related thereto and whatever is received upon any collections on, or exchange, sale or other disposition of any of such property, whether cash or non-cash proceeds, and any and all other amounts paid or payable under or in connection with any of the foregoing and any and all documents or instruments related thereto (the "Proceeds" and together with the property referred to in clauses (i) through (v), the "Pledged Assets").

                  (b) Each Account shall be established by the Company as a special, segregated, restricted and irrevocable cash account (conta vinculada) with the relevant Depositary, which shall be maintained at all times until the termination of this Cash Collateral Pledge Agreement in the exclusive possession and control of such Depositary, and which shall at all times be subject to this Cash Collateral Pledge Agreement, the Note Purchase Agreements, the Common Terms Agreements and the other Pari Passu Financing Documents.


              Cash Collateral and Cash Equivalents Pledge Agreement

                  (c) To the extent required by Section 5.8 of the Common Terms Agreement, the Company shall deposit or cause to be deposited into a Special Purpose Account all Net Cash Proceeds of any Asset Sale or Event of Loss. The Company shall deposit or cause to be deposited all Proceeds of any Special Purpose Account or of any Investments from time to time contained therein into such Special Purpose Account.

                  (d) The Company shall deposit or cause to be deposited all Proceeds of Investments required to be pledged to the Collateral Agent pursuant to Section 4.10 of the Common Terms Agreement and any Proceeds of the Excess Cash Equivalent Account and any Investments from time to time contained therein into the Excess Cash Equivalents Account.

         3. Restriction on Transfer and Encumbrance. The Pledged Assets may not be sold or transferred by the Company (except as permitted under the Common Terms Agreement) or by any other means whatsoever become subject to any Liens (except for those created hereby and those permitted under the Common Terms Agreement) until this Cash Collateral Pledge Agreement is terminated pursuant to
Section 15 hereof.

         4. Registration of the Pledge of the Pledged Assets. The Company shall, within fifteen (15) days after the execution of this Cash Collateral Pledge Agreement or any Amendment (as defined below) entered into in accordance with
Section 6, register this Cash Collateral Pledge Agreement or such Amendment, together with its sworn translation into the Portuguese language, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent. All expenses incurred in connection with such sworn translation and with such registrations shall be paid by the Company.

         5. Representations and Warranties. The Company hereby repeats herein as of the date hereof all of the representations and warranties set forth in
Article 3 of the Common Terms Agreement, except for the representation and warranty set forth in the third sentence of Section 3.2 of the Common Terms Agreement. In addition, the Company hereby represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, as follows:

                  (a) This Cash Collateral Pledge Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the security interest created hereby will, upon completion of the registration required by Section 4 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally; provided, however, that any security interest to be created hereby in any Pledged Asset which has not been issued to, or received or acquired by, the Company on or before the date hereof shall be deemed to have been created, perfected and to be in full force only (i) after such Pledged Asset is issued to, or received or acquired by, the Company or the Depositary and (ii) on the date when the Lien of the Collateral


              Cash Collateral and Cash Equivalents Pledge Agreement

Agent, for the ratable benefit of the Pari Passu Secured Parties thereon, shall have been registered as provided in Section 4 hereof or as may be in the future required by Brazilian law; and provided further that, the pledge created hereby will secure the obligations of the Company to the other Pari Passu Secured Parties only upon the effectiveness of the Other Pari Passu Financing Agreements and the registration required by Section 4 hereof.

                  6. Covenants. The Company shall enter into amendments to this Cash Collateral Pledge Agreement with the Collateral Agent substantially in the form of Exhibit 7 hereto (each an "Amendment") (a) upon investment of any funds contained in any Account (including any investment in or acquisition of quotas of any Fund), and as and when required by Section 4.10 of the Common Terms Agreement, in order to extend the Lien created hereby to the relevant Investment as well as any statements, certificates, instruments, or receipts, either physical or electronic, evidencing such Investment (which shall then be subject to all terms and conditions provided herein) promptly after title to such Investment is acquired by the Company, all pursuant to the provisions of the Common Terms Agreement, (b) upon opening of any Account when required by Section
4.10 or 5.8 of the Common Terms Agreement, and (c) upon the entering by the Company into any Other Pari Passu Financing Documents (or any Interest Hedge Agreement in respect of the Notes), in order to extend the Lien created hereunder to the other Pari Passu Secured Parties party thereto to secure the obligations assumed by the Company thereunder; and the Company shall make all filings and registrations and obtain all authorizations necessary to create a first priority, perfected security interest in the relevant Pledged Assets to which the security interest created hereby was extended in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties, and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Cash Collateral Pledge Agreement and of the rights and powers herein granted with respect to all such after-acquired Pledged Assets and in favor of all such subsequent Pari Passu Secured Parties. Each Depositary and each Fund Administrator shall, to the extent necessary under Brazilian law, include a legend in any such statements, certificates, instruments or receipts, as appropriate, evidencing that such invested funds are subject to a Lien in favor of the Collateral Agent hereunder. The Company shall provide the Collateral Agent with evidence of the registration of each such Amendment in the appropriate Registry of Titles and Deeds in Brazil (Cartorio de Registro de Titulos e Documentos) within fifteen (15) days after the execution of each such Amendment.

         7. Appointment and Duties of Depositaries. The Company and each of the Depositaries appointed from time to time shall execute and deliver to the Collateral Agent a Deposit Account Agreement substantially in the form of
Exhibit 5 hereto with respect to each Account whereby each Depositary accepts appointment as depositary pursuant to Section 281 of the Brazilian Commercial Code of the amounts deposited in the respective Account and shall assume full responsibility for the safety, control and accurate maintenance and preservation of the Account specified therein and the funds deposited therein in accordance with the terms and conditions set forth therein. The Company hereby agrees that the appointment of the Depositary


              Cash Collateral and Cash Equivalents Pledge Agreement shall be subject to, and further agrees that it shall cause the Depositary to comply with, the provisions set forth under Title XIV of the Brazilian Commercial Code, Section 774 of the Brazilian Civil Code and any other applicable legal provisions under Applicable Law, and all of the terms and conditions of this Cash Collateral Pledge Agreement, including, without limitation, the following provisions:

                  (a) Prior to the occurrence of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Depositary irrespective of any notice to the contrary from the Company), the Company shall cause each Depositary to make investments with funds on deposit ("Investments") in or otherwise administer the respective Account pursuant to the instructions of the Company; provided that such Investments are permissible pursuant to the terms of the Common Terms Agreement. Upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Depositary irrespective of any notice to the contrary from the Company), the Company shall cause each Depositary to act only pursuant to the instructions it receives from the Collateral Agent with respect to the respective Account and the funds on deposit therein or the Investments made with such funds, the Pledged Assets or any other provision of this Cash Collateral Pledge Agreement.

                  (b) The Company and the Collateral Agent hereby vest each Depositary with full powers to manage and invest the funds deposited in the relevant Account as directed by the Company (except as expressly otherwise provided in Section 7(b) above). Nothing contained herein shall, however, prevent the Collateral Agent upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Depositary irrespective of any notice to the contrary from the Company) from instructing any Depositary, from time to time, as to the investment of such funds.

                  (c) The Company and the Collateral Agent hereby agree that any such Investment may be liquidated (without regard to maturity date) by the Depositary or the Collateral Agent whenever necessary to make any distribution or transfer required by this Cash Collateral Pledge Agreement. Neither any Depositary nor, except to the extent provided in Section 7.2 of the Common Terms Agreement, the Collateral Agent shall have any liability for any investment loss resulting from any such liquidation of Investments.

                  (d) The Company and the Collateral Agent hereby irrevocably appoint and constitute each Depositary as their attorney-in-fact pursuant to
Article 1288 et. seq. of the Brazilian Civil Code, granting it special powers for the specific purpose of maintaining and operating the respective Account, with powers to invest and transfer the funds from the respective Account as provided in the Common Terms Agreement or in the other Pari Passu Financing Documents, being vested with all necessary powers incidental thereto, including, without limitation, the power and authority to make all remittances abroad in respect of the Obligations, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Company before the Central Bank. Therefore, as a result of the powers granted hereby, each Depositary shall act as an


              Cash Collateral and Cash Equivalents Pledge Agreement attorney-in-fact, specifically with respect to the maintenance and operation of the respective Account and as depositary of the Pledged Assets, as provided herein.

         8. Undertakings With Respect to Each Depositary. During the term of this Cash Collateral Pledge Agreement, the Company shall cause each Depositary:

                  (a) To receive any and all amounts that shall be deposited by or on behalf of the Company in the relevant Account, effect the transfers set forth herein and carry on its duties for the proper maintenance and preservation of the funds existing in such Account.

                  (b) To operate and manage, or permit the operation and management of, the relevant Account only as authorized by this Cash Collateral Pledge Agreement.

                  (c) To insert in its computer systems, mailing documents and any other system or documents, where required by Applicable Law, a legend stating that the operation and management of the relevant Account shall be made in accordance with the terms and conditions of this Cash Collateral Pledge Agreement.

                  (d) To invest the funds deposited in the relevant Account only in accordance with the terms and conditions of this Cash Collateral Pledge Agreement.

         9. Withdrawals and Transfers from Accounts.

                  (a) The Company shall have no right to withdraw any cash from the Accounts or otherwise dispose of or transfer any Pledged Assets except as expressly provided herein and in the Common Terms Agreement. Any withdrawal, transfer or investment requested by the Company in accordance with the provisions hereof is expressly understood to be made with the permission of the relevant Depositary in the exercise of its exclusive possession of and control over the relevant Account. The Company shall instruct the Depositary to make withdrawals from the relevant Account only if no Event of Default exists and only for purposes not prohibited by the Common Terms Agreement, or as otherwise approved in writing by the Collateral Agent.

                  (b) The amounts to be transferred from any Special Purpose Account shall be calculated by the Company and communicated to the relevant Depositary and the Collateral Agent by the Company in writing at least three (3) Business Days prior to each date on which a transfer is to be made, which writing shall state that (i) such transfer is being made in accordance with the provisions and requirements of the Common Terms Agreement and (ii) no Event of Default then exists.

                  (c) Not later than ten (10) days after the end of each calendar month, the Company shall provide the Collateral Agent with reports in form and substance reasonably acceptable to the Collateral Agent on (i) the amounts deposited in the Accounts by the Company during the preceding month, so long as any amounts have been deposited in, withdrawn from or



              Cash Collateral and Cash Equivalents Pledge Agreement
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

transferred to or from any of the Accounts; (ii) accrued amounts existing therein as from its opening; (iii) the investments of the funds of each Account made during the month covered by the relevant report and any revenues and gains obtained therewith and (iv) the balance existing in each Account, as well as the releases made during the relevant period, so that the Collateral Agent are fully informed and updated in respect of the Accounts, as well as of the total amounts and Investments subject to the Lien created hereunder. The Company shall maintain such reports reflecting such amounts, investments and funds described in the preceding sentence held in such Account and such reports shall at all times be deemed an integral part hereof as if they were transcribed herein.

         10. Appointment and Duties of Fund Administrator.

                  (a) The Company and each of the Fund Administrators appointed from time to time shall execute and deliver to the Collateral Agent a Deposit Account Agreement substantially in the form of Exhibit 6 hereto with respect to each Fund whereby each Fund Administrator shall assume total responsibility for proper management and administration of such Fund, its compliance with all Applicable Laws and regulations, the payment of all applicable taxes and other duties and charges and the investment by the Fund only in investments set forth in clause (e) of this Section 10 of this Cash Collateral Pledge Agreement. The Company hereby agrees that the appointment of each Fund Administrator shall be subject to, and further agrees that it shall cause each Fund Administrator to comply with, the provisions set forth in Applicable Law related to the management of investment funds in Brazil, and in this Cash Collateral Pledge Agreement, including, without limitation, the following provisions:.

                  (b) Prior to the occurrence of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Fund Administrator irrespective of any notice to the contrary from the Company), each Fund Administrator shall make Investments with funds deposited in any Fund in or otherwise administer such funds pursuant to the provisions set forth in clause
(e) of this Section 10 of this Cash Collateral Pledge Agreement. Upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Fund Administrator irrespective of any notice to the contrary from the Company), each Fund Administrator shall only act pursuant to the instructions it receives from the Collateral Agent with respect to such Fund and the funds on deposit therein or the Investments made with such funds, the Pledged Assets or any other provision of this Cash Collateral Pledge Agreement.

                  (c) The Company and the Collateral Agent hereby vest each Fund Administrator with full powers to manage and invest the funds deposited with them as directed by the Company (except as expressly otherwise provided in Section 10(b) above). Nothing contained herein shall, however, prevent the Collateral Agent upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Collateral Agent to each Fund Administrator irrespective of any notice to the contrary from the Company) from instructing any Fund Administrator, from time to time, as to the investment of such funds.



              Cash Collateral and Cash Equivalents Pledge Agreement

                  (d) The Company, the Collateral Agent and each Fund Administrator hereby agree that any such Investment may be liquidated (without regard to maturity date) by the Collateral Agent whenever necessary to make any distribution or transfer required by this Cash Collateral Pledge Agreement. Neither any Fund Administrator nor, except to the extent provided in Section 7.2 of the Common Terms Agreement, the Collateral Agent, shall have any liability for any investment loss resulting from any such liquidation of Investments. Additionally, no Fund Administrator shall have liability for any loss resulting from decline in value of the Pledged Assets in response to market fluctuations and/or defaults (credit risks), including losses of the entire amount invested, so long as it is acting in accordance with the terms and conditions of this Cash Collateral Pledge Agreement and Applicable Law.

                  (e) Each Fund shall only make Investments in (i) Dollars and Reais; (ii) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (iii) marketable direct obligations issued or unconditionally guarantied by the Government of Brazil, the Central Bank or any agency thereof and backed by the full faith and credit of the Government of Brazil, in each case maturing within ninety (90) days from the date of acquisition thereof; (iv) commercial paper issued by United States corporations having, at the time of acquisition, a rating of at least A-1 or better or P-1 or better, by S&P or Moody's; (v) demand deposits, certificates of deposit, other time deposits, and bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank operating under the laws of the United States or any state thereof or the District of Columbia that has combined capital and surplus of not less than $500,000,000; (vi) demand deposits, certificates of deposit, other time deposits, and bankers' acceptances maturing within 90 days from the date of acquisition thereof issued by any bank listed on Schedule 1.1(d) to the Common Terms Agreement; (vii) repurchase agreements with a term of less than 30 days with respect to any of the securities of the types described in the foregoing clauses (ii), (iii) and (iv);
(viii) institutional money market funds organized under the laws of the United States of America or any state thereof or the laws of Brazil (A) substantially all of whose assets are securities of the types described in the foregoing clauses (ii), (iii), (iv), (v) and (vi) or (B) substantially all of whose assets are securities of the types described in the foregoing clauses (b), (c), (d),
(e) and (f) and floating-rate securities with a maturity of less than two years consisting of marketable direct obligations issued or unconditionally guarantied by the Government of Brazil, the Central Bank, any agency thereof and backed by the full faith and credit of the Government of Brazil, provided that the aggregate amount of Cash Equivalents under this clause (viii)(B) shall not at any time exceed (x) prior to or on December 31, 2002, [***] (or, with respect to a date prior to September 30, 2000, [***], to the extent the excess over [***] represents Funded Equity contributed to the Company prior to December 31, 1999 and held on the date of such determination in an Account or Fund subject to this Cash Collateral Pledge Agreement) or (y) after December 31, 2002, [***] and (ix) other Investments from time to time approved by the Required Pari Passu Creditors in writing.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


              Cash Collateral and Cash Equivalents Pledge Agreement
                                 Page 10 of 33

                  (f) The Company will indemnify each Fund Administrator against any loss, liability, cost, claim, action, demand or expense (including, but not limited to) all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against it arising out of or in connection with its appointment hereunder or the exercise of its functions, except such as may result from a breach by such Fund Administrator of any provision of this Cash Collateral Pledge Agreement or Applicable Law, or the gross negligence or willful misconduct of such Fund Administrator or any of its officers, directors, employees, or agents.

         11. Undertakings With Respect to Each Fund Administrator. During the term of this Cash Collateral Pledge Agreement, the Company shall cause each Fund
Administrator:

                  (a) To receive any and all amounts that shall be deposited by or on behalf of the Company with such Fund Administrator, effect the transfers set forth herein and carry on its duties for the proper management of the such amounts and each Fund.

                  (b) To operate and manage, or permit the operation and management of, the any Fund only as authorized by this Cash Collateral Pledge Agreement.

                  (c) To insert in its computer systems, mailing documents and any other system or documents, where required by Applicable Law, a legend stating that the operation and management of the funds deposited with such Fund Administrator and any Fund shall be in accordance with the terms and conditions of this Cash Collateral Pledge Agreement.

                  (d) To invest the funds deposited with such Fund Administrator and any Fund only in accordance with the terms and conditions of this Cash Collateral Pledge Agreement.

         12. Withdrawals and Transfers from Funds.

                  (a) The Company shall have no right to withdraw any cash on deposit with any Fund Administrator or otherwise dispose of or transfer any Pledged Assets except as expressly provided herein and in the Common Terms Agreement. The Company shall instruct each Fund Administrator to make withdrawals from funds on deposit with such Fund Administrator or to redeem any quotas of the Fund only if no Event of Default exists and to the extent necessary to make payments for purposes not prohibited by the Common Terms Agreement, or as otherwise approved in writing by the Collateral Agent.

                  (b) The amounts to be transferred from deposit with any Fund Administrator or as a result of a redemption or disposition of the quotas of any Fund (to the extent that such funds that were invested in such quotas of such Fund would otherwise have been required to be held in a Special Purpose Account) shall be calculated by the Company and communicated to each Fund Administrator and the Collateral Agent by the Company in writing at least three (3) Business Days prior to each date on which a transfer is to be made, which writing shall state that


              Cash Collateral and Cash Equivalents Pledge Agreement

(i) such transfer is being made in accordance with the provisions and requirements of the Common Terms Agreement and (ii) no Event of Default then exists.

                  (c) Not later than ten (10) days after the end of each calendar month, the Company shall provide the Collateral Agent with reports in form and substance reasonably acceptable to the Collateral Agent on the amounts deposited with each Fund Administrator and invested in the Funds by the Company during the preceding month, so long as any amounts have been deposited in, withdrawn from or transferred to or from such Fund Administrator, as required by Applicable Law, so that the Collateral Agent is fully informed and updated in respect of the amounts on deposit with such Fund Administrator and the Funds, as well as of the total amounts and Investments subject to the Lien created hereunder. The Company shall properly maintain such reports which shall at all times be deemed an integral part hereof as if they were transcribed herein.

         13. Rights and Powers of the Collateral Agent Upon an Event of Default.

                  (a) If an Event of Default has occurred and is continuing, the Collateral Agent may, and shall be entitled to instruct each Depositary to, without being required to give any notice (except written notice of such Event of Default as may be required by mandatory requirements of law), without limitation and in addition to any and all rights with respect to the Pledged Assets granted to the Collateral Agent or the Pari Passu Secured Parties under the Common Terms Agreement and the other Pari Passu Financing Documents:

                           (i) personally, or by agents or attorneys, immediately take possession of the Pledged Assets or any part thereof, from the Company, any Depository, any Fund Administrator or any other Person who then has possession of any part thereof with or without notice or process of law;

                           (ii) instruct the obligor or obligors on or any counterparties to any agreement, instrument or other obligation in respect of or relating to the Company or the Pledged Assets to make any payment required by the terms of such instrument, agreement or obligation directly to the Collateral Agent, the relevant Depositary or the relevant Fund Administrator to be applied to the Secured Obligations in accordance with the terms of the Common Terms Agreement;

                           (iii) take possession of the Pledged Assets or any part thereof by directing the Company, the relevant Depositary or the relevant Fund Administrator in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent it being understood that the Company's, each Depositary's and each Fund Administrator's obligation so to deliver the Pledged Assets is of the essence of this Cash Collateral Pledge Agreement and that, accordingly, upon application to a court having jurisdiction, the Collateral Agent shall be entitled to a judicial order requiring specific performance by the Company, each Depositary and each Fund Administrator, as


              Cash Collateral and Cash Equivalents Pledge Agreement the case may be, of such obligation pursuant to Articles 461, 621 and 632 of the Brazilian Civil Procedure Code;

                           (iv) withdraw any and all cash, liquidate any and all Investments in the Accounts and redeem any and all quotas in any Funds or otherwise held hereunder and apply such cash, the liquidation proceeds of Investments, redemption proceeds of quotas in any Funds and other cash, if any, then held in the Accounts, held by any Fund Administrator or otherwise held hereunder to the Secured Obligations in accordance with the terms of the Common Terms Agreement; and

                           (v) sell, assign or otherwise liquidate the Pledged Assets or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such prices as the Collateral Agent may deem satisfactory and take possession of the proceeds of any such sale or liquidation and apply the same to the Secured Obligations in accordance with the terms of the Common Terms Agreement.

                  (b) Promptly after the cessation of an Event of Default, the Collateral Agent shall send written notice of such cessation to each Depositary and each Fund Administrator and each such Depositary and each such Fund Administrator shall immediately and conclusively rely on such notice to act pursuant to the instructions it receives from the Company with respect to the respective Account.

         11. Remedies. Without prejudice to any of the foregoing provisions, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent is hereby irrevocably authorized and entitled to, dispose of, collect, receive, appropriate and/or realize upon the Pledged Assets (or any part thereof) and may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such price and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, and Article 277 of the Brazilian Commercial Code, and apply the proceeds thus received for payment of the Secured Obligations. Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against each Depository and all other third parties. Without limitation, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall be entitled to instruct obligors under the Investments constituting Pledged Assets hereunder to make payments required by such Pledged Assets directly to the Collateral Agent, to be applied to the Secured Obligations as provided in the Common Terms Agreement. The Company hereby irrevocably appoints the Collateral Agent as attorney-in-fact, and for such purpose has executed and delivered to the Collateral Agent on the date hereof a power-of-attorney substantially in the form of Exhibit 8 hereto. The Company agrees to deliver an equivalent power-of-attorney to each successor Collateral Agent. For the purposes hereof, it is hereby agreed and understood that (a) the proceeds of any such sale shall be applied in accordance with the terms of the Common Terms Agreement and (b) in the event of any deficiency of the proceeds of any such sale or other



              Cash Collateral and Cash Equivalents Pledge Agreement realization, the Company shall remain liable for the payment of the corresponding balance of the Secured Obligations.

         12. Amendments, Etc. with Respect to the Secured Obligations. The Company shall remain obligated hereunder, and the Pledged Assets shall remain subject to the security interests granted hereby, at all times until termination of this Cash Collateral Pledge Agreement pursuant to Section 15, notwithstanding that, without limitation and without any reservation of rights against the Company, and without notice to or further assent by the Company:

                  (a) any demand for payment of any of the Secured Obligations made by any Pari Passu Secured Party is rescinded by such Pari Passu Secured Party in accordance with the terms of the respective Pari Passu Financing Agreement, or Article 9 of the Common Terms Agreement or any Other Pari Passu Financing Document;

                  (b) the Common Terms Agreement, the Note Purchase Agreements, the Notes and any Other Pari Passu Financing Document may be amended, modified or supplemented, in whole or in part, in accordance with the terms of such agreement; and

                  (c) any guaranty, right to setoff or other collateral security at any time held by the Collateral Agent for the benefit of the Pari Passu Secured Parties for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.

         14. Certain Waivers by the Company. Neither the Collateral Agent nor any Pari Passu Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of, or proof of reliance by, the Collateral Agent or any Pari Passu Secured Party upon this Cash Collateral Pledge Agreement; each of the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Cash Collateral Pledge Agreement; and all dealings between the Company, on the one hand, and the Collateral Agent and the Pari Passu Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Cash Collateral Pledge Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Secured Obligations.

         15. Pursuit of Rights and Remedies against the Company. When pursuing its rights and remedies hereunder against the Company, the Collateral Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against any third party or against any collateral security for or Guaranty of the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent to pursue such other rights or remedies or to collect any payments from such third party or to realize upon any such collateral security or Guaranty or to exercise any such right of offset, or any release of such third party or of any such collateral security, Guaranty or right of offset, shall not relieve the Company of any liability


              Cash Collateral and Cash Equivalents Pledge Agreement hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or the Pari Passu Secured Parties.

         16. Termination and Release. When the Secured Obligations have been indefeasibly satisfied in full, the Notes are no longer outstanding and no other amount is then outstanding or owing to any Pari Passu Secured Party under the Notes, the Note Purchase Agreements, the Common Terms Agreement and any other Pari Passu Financing Document and all Pari Passu Commitments have terminated, then, and only then, shall this Cash Collateral Pledge Agreement and the security interests created hereby be released and this Cash Collateral Pledge Agreement shall terminate, at the Company's expense; otherwise, this Cash Collateral Pledge Agreement and the security interests created hereby shall remain in full force and effect. No release of this Cash Collateral Pledge Agreement, or of the Lien created and evidenced hereby, shall be valid unless executed by the Collateral Agent. The Collateral Agent, upon the Company's request, at the Company's expense and to the extent authorized to do so by
Article 7 of the Common Terms Agreement and in accordance with this Section 15, shall execute, and deliver to the Company all documents reasonably necessary to evidence such release. To the fullest extent permitted by Applicable Law, this Cash Collateral Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any other Pari Passu Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or such Pari Passu Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any intervenor or conservator of, or agent or similar official for, the Company or any part of its assets, or otherwise, all as though such payments had not been made.

         17. Resignation or Removal of Depositary or Fund Administrator. Any Depositary or Fund Administrator may resign at any time by giving at least thirty (30) days' prior written notice thereof to the Collateral Agent and the Company, and may be removed at any time with or without cause by the Company (and shall be removed by the Company in the event of a repeated failure of any Depositary or Fund Administrator to perform its duties in accordance with instructions by the Company that are consistent with the provisions of Sections 7 and 8 of this Cash Collateral Pledge Agreement), or upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Collateral Agent to such Depositary or such Fund Administrator) by the Collateral Agent. Upon any such resignation or removal, the Company shall have the right to appoint a successor depositary subject to prior approval of any such successor depositary by the Collateral Agent (which approval shall not be unreasonably withheld). If no successor depositary or administrator shall have been so appointed by the Company and shall have accepted its appointment within thirty (30) days after the resignation or removal of the retiring Depositary or Fund Administrator, as the case may be, the Collateral Agent shall have the right to appoint a successor depositary or administrator, as the case may be. Upon the acceptance of its appointment as Depositary or Fund Administrator, as the case may be, the successor depositary or administrator shall thereupon succeed to and be vested with all the rights, powers, privileges and duties of the retiring Depositary or Fund Administrator, as the case



              Cash Collateral and Cash Equivalents Pledge Agreement may be, and the retiring Depositary or Fund Administrator shall be discharged from its duties and obligations under this Cash Collateral Pledge Agreement.

         18. Waivers and Amendments. Notwithstanding any provisions of this Cash Collateral Pledge Agreement, no amendment of any provision of this Cash Collateral Pledge Agreement (including any waiver or consent relating thereto) shall be effective unless the same shall have been consented to and signed in accordance with Section 9.8 of the Common Terms Agreement.

         19. Severability. If any provision of this Cash Collateral Pledge Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction. Where provisions of any Applicable Law resulting in such prohibition or unenforceability may be waived they are hereby waived by the Company, each Depositary and the Collateral Agent to the full extent permitted by Applicable Law so that this Cash Collateral Pledge Agreement shall be deemed a valid and binding agreement, and the security interest created hereby shall constitute a continuing first priority Lien on and perfected, first priority security interest in the Pledged Assets, in each case enforceable against the Company in accordance with its terms.

         20. Authority of the Collateral Agent. The Company acknowledges that the rights and responsibilities of the Collateral Agent under this Cash Collateral Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Cash Collateral Pledge Agreement shall, as between the Collateral Agent and the other Pari Passu Secured Parties, be governed by the Pari Passu Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Pari Passu Secured Parties with full and valid authority so to act or refrain from acting, and the Company shall be under no obligation or entitlement to make any inquiry respecting such authority.

         21. Complete Agreement; Successors and Assigns; Third-Party Beneficiaries. This Cash Collateral Pledge Agreement is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. This Cash Collateral Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All Pari Passu Secured Parties that are not signatories to this Cash Collateral Pledge Agreement are intended to be third-party beneficiaries of this Cash Collateral Pledge Agreement. Otherwise, there are no third-party beneficiaries of this Cash Collateral Pledge Agreement.

         22. Waiver of Immunity. To the extent that the Company has or hereafter may be entitled to claim or may acquire, for itself or any of the Pledged Assets, any immunity from suit,



              Cash Collateral and Cash Equivalents Pledge Agreement jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder to the extent permitted by Applicable Law.

         23. GOVERNING LAW; JURISDICTION. THIS CASH COLLATERAL PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF BRAZIL. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS SITTING IN THE CITY OF RIO DE JANEIRO, BRAZIL, IN ANY ACTION OR PROCEEDING TO RESOLVE ANY DISPUTE OR CONTROVERSY RELATED TO OR ARISING FROM THIS CASH COLLATERAL PLEDGE AGREEMENT AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS.

         24. No Duty on Agent's Part. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the Pari Passu Secured Parties' interests in the Pledged Assets and shall not impose any duty upon the Collateral Agent to exercise or on the Pari Passu Secured Parties to cause the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any Pari Passu Secured Party nor any of its respective officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder except to the extent otherwise provided in Section 7.2 of the Common Terms Agreement.

         25. Notices. All notices and other communications under this Cash Collateral Pledge Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with Section 10.4 of the Common Terms Agreement, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in
Schedule 1.1(a) of the Common Terms Agreement (in the case of the Collateral Agent), in Schedule 10.4 of the Common Terms Agreement (in the case of the Company), in the respective Deposit Account Agreement (in the case of any Depositary) or in the respective Fund Administrator Agreement (in the case of any Fund Administrator).

         26. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Cash Collateral Pledge Agreement and the closing and shall continue as valid and enforceable agreements, representations and warranties (when made hereunder) until payment and performance of any and all Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent or the Pari Passu Secured Parties shall not diminish the right of the Collateral Agent or the Pari Passu Secured Parties to rely thereon.



              Cash Collateral and Cash Equivalents Pledge Agreement

         27. Specific Performance. For the purposes hereof, the Collateral Agent may seek the specific performance of the obligations undertaken herein by the Company, as provided in Articles 461, 621 and 632 of the Brazilian Civil Procedure Code.

         IN WITNESS WHEREOF, the parties have caused this Cash Collateral Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Company:
VESPER S.A.


By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION


By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:




Witnesses:


-------------------------                   ----------------------------
Name:                                       Name:
ID:                                         ID:



              Cash Collateral and Cash Equivalents Pledge Agreement

                                                                       EXHIBIT 1

                LIST OF SPECIAL PURPOSE ACCOUNTS AND DEPOSITARIES

                                      NONE






              Cash Collateral and Cash Equivalents Pledge Agreement

                                                                       EXHIBIT 2

            LIST OF EXCESS CASH EQUIVALENTS ACCOUNTS AND DEPOSITARIES






              Cash Collateral and Cash Equivalents Pledge Agreement

                                                                       EXHIBIT 3

                      LIST OF INVESTMENTS HELD IN ACCOUNTS



              Cash Collateral and Cash Equivalents Pledge Agreement

                                                                       EXHIBIT 4

                   LIST OF OTHER FUNDS AND FUND ADMINISTRATORS



              Cash Collateral and Cash Equivalents Pledge Agreement

                                                                       EXHIBIT 5

                        FORM OF DEPOSIT ACCOUNT AGREEMENT


To:
[BANK]
Attn.:   Mr. [o]

         Re:      Account Nr.

                  and

                  Cash Collateral Account and Cash Equivalents Pledge Agreement, dated as of December 17, 1999 (the "Cash Collateral Pledge Agreement"), entered into by and between Vesper S.A. (the "Company") and LaSalle Bank National Association, (the "Collateral Agent").

         Dear Sirs:

         Please be advised that, pursuant to the Cash Collateral Pledge Agreement referenced above, all credit rights of the Company for any and all Cash Equivalents, funds and other investments from time to time held in or deposited in our account (the "Account") nr. [o] with branch nr. [o] with your institution (the "Pledged Assets") have been pledged in favor of the Collateral Agent. Capitalized terms used but not defined herein shall have the same meanings set forth in the Cash Collateral Pledge Agreement.

         The Company hereby irrevocably instructs you to, upon the occurrence and during the continuation of an Event of Default under the Cash Collateral Pledge Agreement, as shall be evidenced by a written notice to you by the Collateral Agent (irrespective of any notice to the contrary from the Company),
(i) pay over and transfer upon a written request from the Collateral Agent any and all Pledged Assets to or to the order of the Collateral Agent pursuant to the instructions contained in such written request, and (ii) act as a "Depositary" (as defined in the Cash Collateral Pledge Agreement) pursuant to the instructions of the Collateral Agent with respect to any and all matters relating to the Account, including, without limitation, the segregation of the Pledged Assets in other separate account(s) and the direction of the Investments to be made with the Pledged Assets, in each case in accordance with the terms and conditions of the Cash Collateral Pledge Agreement. For such purposes, please find attached a copy of the Cash Collateral Pledge Agreement, together with a sworn translation thereof into Portuguese. Promptly after the cessation of an Event of Default, the Collateral Agent shall send written notice of such cessation to you and you shall immediately and conclusively rely on such notice in determining whether to act pursuant to the instructions you receive from the Company with respect to the Account. This



              Cash Collateral and Cash Equivalents Pledge Agreement
                                 Page 23 of 33

Deposit Account Agreement and the instructions contained herein may not be revoked, amended or modified without the written consent of the Collateral Agent.



              Cash Collateral and Cash Equivalents Pledge Agreement

         Notwithstanding anything herein to contrary, the Depositary shall be permitted to act in accordance with the determinations of any court order or judicial decision binding on the Depositary and/or the Pledged Assets without being required to dispute such court order or judicial decision.

Yours truly,

Company
VESPER S.A.


By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:


Agreed and acknowledged:
[BANK]



By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:


Copy to:

LASALLE BANK NATIONAL ASSOCIATION
135 S. LaSalle Street
Suite 1625
Chicago, Illinois  60603
Attention:  Brian D. Ames



              Cash Collateral and Cash Equivalents Pledge Agreement

                      FORM OF FUND ADMINISTRATOR AGREEMENT


To:
[FUND ADMINISTRATOR]
Attn.:   Mr. [o]

         Re:      [Fund Name(s)] (the "Fund(s)")

                  and

                  Cash Collateral Account and Cash Equivalents Pledge Agreement, dated as of December 17, 1999 (the "Cash Collateral Pledge Agreement"), entered into by and between Vesper S.A. (the "Company") and LaSalle Bank National Association (the "Collateral Agent").

         Dear Sirs:

         Please be advised that, pursuant to the Cash Collateral Pledge Agreement referenced above, all funds deposited from time to time with you and all quotas in the Fund(s) identified above acquired by you on behalf of the Company (the "Pledged Assets") have been pledged in favor of the Collateral Agent. Capitalized terms used but not defined herein shall have the same meanings set forth in the Cash Collateral Pledge Agreement.

         The Company hereby irrevocably instructs you to, upon the occurrence and during the continuation of an Event of Default under the Cash Collateral Pledge Agreement, as shall be evidenced by a written notice to you by the Collateral Agent (irrespective of any notice to the contrary from the Company),
(i) pay over and transfer upon a written request from the Collateral Agent any and all Pledged Assets to or to the order of the Collateral Agent pursuant to the instructions contained in such written request, and (ii) act pursuant to the instructions of the Collateral Agent with respect to any and all matters relating to the Funds and the quotas therein, including, without limitation, the segregation of the Pledged Assets and the direction of the Investments to be made with or redemptions of the Pledged Assets, in each case in accordance with the terms and conditions of the Cash Collateral Pledge Agreement. For such purposes, please find attached a copy of the Cash Collateral Pledge Agreement, together with a sworn translation thereof into Portuguese. Promptly after the cessation of an Event of Default, the Collateral Agent shall send written notice of such cessation to you and you shall immediately and conclusively rely on such notice to act pursuant to the instructions you receive from the Company with respect to the funds on deposit with you and the Funds. This Fund Administrator Agreement and the instructions contained herein may not be revoked, amended or modified without the written consent of the Collateral Agent.




              Cash Collateral and Cash Equivalents Pledge Agreement

         Notwithstanding anything herein to contrary, the Fund Administrator shall be permitted to act in accordance with the determinations of any court order or judicial decision binding on the Fund Administrator and/or the Fund without being required to dispute such court order or judicial decision.


Yours truly,

Company
VESPER S.A.


By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:


Agreed and acknowledged:
[ADMINISTRATOR]



By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:


Copy to:

LASALLE BANK NATIONAL ASSOCIATION
135 S. LaSalle Street
Suite 1625
Chicago, Illinois  60603
Attention:  Brian D. Ames



              Cash Collateral and Cash Equivalents Pledge Agreement
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                                                                       EXHIBIT 7



                FORM OF AMENDMENT TO CASH COLLATERAL ACCOUNT AND

                        CASH EQUIVALENTS PLEDGE AGREEMENT

         This [o] Amendment to the Cash Collateral Account and Cash Equivalents Pledge Agreement (hereinafter referred to as this "Amendment") is made as of [o] by and between:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(O) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company"); and

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for the Pari Passu Secured Parties (in such capacity, together with its successors in such capacity, the "Collateral Agent").

         WHEREAS, on December 17, 1999, the parties hereto entered into a Cash Collateral Account and Cash Equivalents Pledge Agreement (the "Cash Collateral Pledge Agreement"), registered with the Registry of Titles and Deeds of the City of [o] under number [o];

         WHEREAS, the parties hereto have agreed to amend the Cash Collateral Pledge Agreement in order to [grant to the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties, a perfected first priority security interest in the Pledged Assets]/[extend the pledge created thereunder to secure its Obligations assumed under the [Pari Passu Financing Document] dated [o] between the Company and [o];

         WHEREAS, pursuant to the terms hereof, the parties hereto desire to amend the Cash Collateral Pledge Agreement;

         NOW, THEREFORE, the parties hereto enter into this Amendment No. __ to the Cash Collateral Pledge Agreement under the following terms and conditions:

                  1. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Cash Collateral Pledge Agreement.



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                  2. The Company hereby [pledges, and transfers any additional
Pledged Assets contained in the new Exhibit [o] attached hereto (and which were not contained in the original Exhibit [o] to the Cash Collateral Pledge Agreement) to the Collateral Agent, for the benefit of the Pari Passu Secured Parties]/[extends the pledge created under the Cash Collateral Pledge Agreement to secure its Obligations under the Other Pari Passu Financing Documents listed in Exhibit [o] hereto, and for purposes hereof and of the Cash Collateral Pledge Agreement, each of the Other Pari Passu Creditor Parties listed in Exhibit [o] shall be a Pari Passu Secured Party under the Cash Collateral Pledge Agreement].

                  3. The Company hereby represents and warrants to and in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties that:

                           (a) The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Cash Collateral Pledge Agreement] pursuant to this Amendment have been duly authorized by all necessary corporate action on the part of the Company. This Amendment has been duly executed and delivered by the Company. The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Cash Collateral Pledge Agreement] do not and will not (i) violate any provision of any charter or other organizational documents of the Company, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of the Company (including any provisions of any Material Contract or any contracts relating to Debt to which the Company is a party), or violate any Applicable Law binding on the Company, or (iii) result in the creation or imposition of any Lien upon any asset of the Company or any income or profits therefrom, except for the Lien [created/extended] hereby in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, under the Cash Collateral Pledge Agreement.

                           (b) This Amendment and the Cash Collateral Pledge Agreement, as amended hereby, each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the security interest [created/extended] hereby will, upon completion of the registrations required by Section 5 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally.

         4. All provisions of the Cash Collateral Pledge Agreement not amended or modified herein shall remain in full force and effect in accordance with the terms of the Cash Collateral Pledge Agreement.



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         5. The Company, at its own cost and expense, shall, within fifteen (15)
days after the execution of this Amendment, register this Amendment, together with a sworn translation hereof, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. ___ to the Cash Collateral Account and Cash Equivalents Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Company:
VESPER S.A.



By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:


Witnesses:



-------------------------                   ----------------------------
Name:                                       Name:
ID:



              Cash Collateral and Cash Equivalents Pledge Agreement
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                                                                       EXHIBIT 8

                            FORM OF POWER OF ATTORNEY



         By this Power of Attorney, Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro at Avenida Republica do Chile, 500, 25(0) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Appointer"), irrevocably constitutes and appoints LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America (the "Collateral Agent") as its attorney-in-fact to act in its name and place, to the fullest extent permitted by law and in accordance with the terms of the Cash Collateral Pledge Agreement (as defined below), to do and perform all and every act and thing whatsoever necessary or desirable, in connection with the Cash Collateral Account and Cash Equivalents Pledge Agreement dated as of December 17, 1999, entered into by and between the Appointer and the Collateral Agent (for the benefit of the Pari Passu Secured Parties referred to therein) (as amended, supplemented or otherwise modified from time to time, the "Cash Collateral Pledge Agreement") including, without limitation:

                  (a) upon the occurrence and during the continuation of an Event of Default, to dispose of, collect, receive, appropriate, withdraw, transfer and/or realize upon the Pledged Assets (or any part thereof) and forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such prices and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Appointer, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, apply the proceeds thus received for the payment of the Secured Obligations, being vested with all necessary powers incidental thereto, including, without limitation, the power and authority to (i) instruct obligors under the Investments constituting Pledged Assets hereunder to make payment required by such Pledged Assets directly to the Collateral Agent, and (ii) purchase foreign currency and make all remittances abroad, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Appointer before the Central Bank and any other Brazilian governmental authority when necessary to accomplish the purposes of the Cash Collateral Pledge Agreement;

                  (b) upon the occurrence and during the continuation of an Event of Default, to endorse checks, to purchase foreign currency with any Pledged Asset and remit such currency abroad and, for this purpose, to take all action in connection thereto, including, without limitation, to execute exchange contracts and any other instruments or agreements and to represent the Appointer before the Central Bank of Brazil and any bank or financial institution in Brazil;




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                  (c) upon the occurrence and during the continuation of an
Event of Default, to take all necessary actions and to execute any instrument before any Governmental Authority, including, without limitation, the Brazilian Securities and Exchange Commission ("CVM") and before any stock exchange, in the case of a public sale of the Pledged Assets following the occurrence and during the continuation of an Event of Default; and

                  (d) upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument consistent with the terms of the Cash Collateral Pledge Agreement as the Collateral Agent may deem necessary or advisable to accomplish the purposes of the Cash Collateral Pledge Agreement.

         Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against each Depository and all other third parties.

         Capitalized terms used, but not defined herein, shall have the meaning ascribed to them in the Cash Collateral Pledge Agreement.

         The powers granted herein are in addition to the powers granted by the Appointer to the Collateral Agent in the Cash Collateral Pledge Agreement and do not cancel or revoke any of such powers.

         This power of attorney shall be irrevocable, valid and effective until the Cash Collateral Pledge Agreement has terminated in accordance with its terms.



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         Any successor Collateral Agent shall automatically succeed to the rights of the Collateral Agent hereunder.

         IN WITNESS WHEREOF, the Appointer has caused its duly authorized representatives to execute this power of attorney on December 17, 1999.


Appointer:
VESPER S.A.


By:                                         By:
   ----------------------                      -------------------------
Name:                                       Name:
Title:                                      Title:




              Cash Collateral and Cash Equivalents Pledge Agreement
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
                                                                    EXHIBIT C-1E


                     FORM OF COMPANY STOCK PLEDGE AGREEMENT

                             INTENTIONALLY OMITTED

                                                                    EXHIBIT C-1F


                                FORM OF MORTGAGE

                             INTENTIONALLY OMITTED

                                                                     EXHIBIT C-2

                          HOLDCO STOCK PLEDGE AGREEMENT

         This HoldCo Stock Pledge Agreement (the "Stock Pledge Agreement") is made on December 17, 1999, by and among:

                  (a) Vesper Holding S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(O) andar, enrolled with the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.763.387/0001-63, herein represented in accordance with its Bylaws ("HoldCo");

                  (b) Linneu Albuquerque Mello, Brazilian, whose address is Rua Lopes Trovao 12, apartment 301, City of Niterori, State of Rio de Janeiro, Brazil, with identity card n(O) [***] ("Linneu" and together with HoldCo, the "Pledgors");

                  (c) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(O) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company"); and

                  (d) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for the Pari Passu Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                               W I T N E S S E T H

         WHEREAS, the Company has entered into (i) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Nortel Note Purchase Agreement") with ABN AMRO Bank N.V. ("ABN AMRO"), as administrative agent (in such capacity, the "Nortel Facility Agent"), Nortel Networks Corporation ("Nortel"), as initial Purchaser, and the other Purchasers from time to time party thereto; (ii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Qualcomm/Ericsson Note Purchase Agreement") with ABN AMRO, as administrative agent (in such capacity, the "Qualcomm/Ericsson Facility Agent"), ABN AMRO and Qualcomm Incorporated, as initial Purchasers, and the other Purchasers from time to time party thereto and Telefonaktiebolaget LM Ericsson

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

(publ.) ("Ericsson") individually; and (iii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with Harris Corporation ("Harris"), as administrative agent (in such capacity, the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents"), Harris, as initial Purchaser, and the other Purchasers from time to time party thereto (all such Initial Facility Agents, initial Purchasers, other Purchasers and the Collateral Agent, the "Secured Parties," and each a "Secured Party");

         WHEREAS, the Company may, after the date hereof, enter into other note purchase or loan agreements (the "Other Pari Passu Financing Agreements" and, together with the Note Purchase Agreements, the "Pari Passu Financing Agreements") with other facility agents (the "Other Pari Passu Facility Agents") and purchasers or lenders (the "Other Pari Passu Creditors") pursuant to which other notes are issued or loans extended that rank on a pari passu basis with and are secured by the same collateral as the Notes and the Note Purchase Agreements;

         WHEREAS, the Company may, pursuant to the terms and conditions set forth in the Common Terms Agreement, after the date hereof, enter into Interest Hedge Agreements with a Pari Passu Creditor, any Affiliate of a Pari Passu Creditor or any other financial institution reasonably acceptable to the Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Pari Passu Obligations ("Swap Lender" and, together with the Secured Parties and the Other Pari Passu Creditors, the "Pari Passu Secured Parties");

         WHEREAS, in connection with the Note Purchase Agreements, HoldCo, the Company, the Initial Facility Agents, the Collateral Agent and the Other Pari Passu Facility Agents have entered or will enter, as the case may be, into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") which sets forth certain common terms, conditions and covenants relating to the Pari Passu Financing Agreements;

         WHEREAS, HoldCo is the legal owner of 525,870 common shares representing the Capital Stock of the Company, and Linneu is the legal owner of 1 common share representing the Capital Stock of the Company;


                          HOLDCO STOCK PLEDGE AGREEMENT

         WHEREAS, HoldCo has entered into that certain HoldCo Guaranty dated as of even date herewith (as amended from time to time, the "HoldCo Guaranty") pursuant to which HoldCo has guaranteed the obligations of the Company to the Pari Passu Creditor Parties; and

         WHEREAS, it is a covenant entered into in connection with the purchase of the Notes by the Secured Parties from the Company under the Note Purchase Agreements that the Pledgors and the Company shall have executed and delivered this Stock Pledge Agreement to the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties;

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Defined Terms.

                  (a) Capitalized terms used and not otherwise defined in this Stock Pledge Agreement are used herein with the same meanings ascribed to such terms in the Common Terms Agreement. All terms defined in this Stock Pledge Agreement in the singular shall have the same meanings when used in the plural and vice versa. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Stock Pledge Agreement shall, unless the context otherwise requires, refer to this Stock Pledge Agreement as a whole and not to any particular provision of this Stock Pledge Agreement, and section, subsection, schedule and exhibit references are to this Stock Pledge Agreement unless otherwise specified. All terms defined in this Stock Pledge Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto.

                  (b) Except as otherwise stated herein, all terms and conditions of the Note Purchase Agreements, the Notes, the Common Terms Agreement (including Article 1 and, except for Sections 10.8, 10.9, 10.19 and 10.20, and Article 10 thereof), the HoldCo Guaranty and, when executed and delivered, the Other Pari Passu Financing Documents, shall fully and automatically apply to this Stock Pledge Agreement, mutatis mutandis, and shall be deemed as an integral part hereof, as if they were transcribed herein.

         2. Pledge; Grant of Security Interest.


                          HOLDCO STOCK PLEDGE AGREEMENT

                  (a) In order to secure the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of (i) all obligations and liabilities of the Company under each of the Note Purchase Agreements and any Note issued thereunder, and of all obligations and liabilities of the Company to the Pari Passu Secured Parties, which may arise under, out of, or in connection with, the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document, and (ii) all obligations and liabilities of HoldCo that may arise under or in connection with the HoldCo Guaranty, in each case, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Pari Passu Secured Parties that are required to be paid by the Company pursuant to the terms of the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document) (the "Obligations"), and all obligations of the Company to the Collateral Agent and the Pari Passu Secured Parties created under this Stock Pledge Agreement (such obligations together with the Obligations being collectively referred to as the "Secured Obligations"), which for the purposes of Article 761 of the Brazilian Civil Code, are estimated to be in (but expressly not limited to) the principal amount of up to US$1,019,000,000, equivalent on the date hereof to R$1,875,673,300, with original final maturity on July 1, 2012 (subject to mandatory and optional repurchase and acceleration thereunder) or as otherwise provided for in the Note Purchase Agreements, the Pledgors hereby pledge to the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties, pursuant to the provisions of Articles 271 to 279 of the Brazilian Commercial Code and Articles 768 et seq. of the Brazilian Civil Code, 100% of the shares representing the Capital Stock of the Company (the "Shares") as follows:

                      (i) HoldCo pledges 525,870 common shares of the Company, as identified in Schedule A hereto; and

                      (ii) Linneu pledges 1 common share of the Company, as identified in Schedule A hereto.

                  (b) In addition to the Shares, each Pledgor hereby pledges (i) all shares representing the Capital Stock of the Company which may be from time to time subscribed, purchased or acquired by such Pledgor, whether or not in addition to, in substitution of, as a conversion of or in exchange for any shares of the Company held by such Pledgor, together with all options or rights of any nature whatsoever that may be issued or granted by the Company to any Pledgor in respect of his or its interest in the Company while this Stock


                          HOLDCO STOCK PLEDGE AGREEMENT

Pledge Agreement is in effect ("Additional Shares," and, together with the Shares, the "Pledged Shares"), and (ii) all profits, bonuses, premiums, income, cash, rights, distributions, dividends, interests and all other amounts received, receivable or otherwise distributed to it upon any collection, exchange, sale or other disposition of any of the Pledged Shares, and any property into which any of the Pledged Shares is converted (including any deposits, securities or negotiable instruments), and all other amounts paid or payable under or in connection with any of the Pledged Shares, and, in any event, including all dividends or other income from the Pledged Shares, collections thereon or distributions with respect thereto (the "Proceeds" and, together with the Pledged Shares, the "Pledged Assets").

         3. Restriction on Transfer and Encumbrance. The Pledged Assets may not be sold or transferred by the Pledgors (except as permitted under the Common Terms Agreement) or by any other means whatsoever become subject to any Liens (except for those created hereby and those permitted under the Common Terms Agreement) until the termination of this Stock Pledge Agreement pursuant to
Section 13 hereof.

         4. Registration of the Pledge of the Pledged Assets. The Pledgors shall, (i) within fifteen (15) days after the execution of this Stock Pledge Agreement, or any issuance, receipt or acquisition of any Additional Shares or Proceeds as set forth in Section 2(b), register this Stock Pledge Agreement or any Amendment (as defined below) entered into in accordance with Section 6(e), register this Stock Pledge Agreement or such Amendment, as applicable, together with its sworn translation into the Portuguese language, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent, and (ii) concurrently with the execution of this Stock Pledge Agreement, cause the pledge created hereby to be registered in the appropriate corporate books of the Company (including the books for Registro de Acoes Nominativas), as provided by
Article 39 of Law nr. 6,404 (Corporations Law), and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent. All expenses incurred in connection with such sworn translation and with such registrations shall be paid by HoldCo or by the Company. If either Pledgor acquires (by purchase, stock dividend or otherwise) any Additional Shares of the Company at any time or from time to time after the date hereof, such Pledgor will promptly thereafter pledge and register the pledge of such Additional Shares in accordance with the provisions hereof.


                          HOLDCO STOCK PLEDGE AGREEMENT

         5. Representations and Warranties.

         (a) Representations and Warranties of HoldCo. HoldCo represents and warrants that all representations and warranties made with respect to it, its assets and its obligations in Article 3 of the Common Terms Agreement, except for the representation and warranty set forth in the third sentence of Section
3.2 of the Common Terms Agreement are true and correct. In addition, HoldCo hereby represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, as follows:

                  (i) The security interest created hereby will, upon completion of the registrations required by Section 4 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of such Pledgor, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally; provided, however, that any security interest to be created hereby on any Pledged Asset which has not been issued to, or received or acquired by, any Pledgor on or before the date hereof shall be deemed to have been created, perfected and to be in full force only (x) after such Pledged Asset is issued to, or received or acquired by, such Pledgor, and (y) on the date when the Lien of the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties thereon shall have been registered as provided in Section 4 hereof or as may be in the future required by Brazilian law; and provided, further, that, the pledge created hereby will secure the obligations of the Company and HoldCo to the Other Pari Passu Secured Parties only upon the effectiveness of the Other Pari Passu Financing Agreements and the registrations required by Section 4 hereof.

         (b) Representations and Warranties of Linneau. Linneau hereby represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, as follows:

                  (i) he has the capacity and legal right to enter into, to perform his obligations under and to grant the security interest in the Pledged Assets pledged by him pursuant to this Stock Pledge Agreement. The execution, delivery, performance and grant of the security interest pursuant to this Stock Pledge Agreement do not and will not (i) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person


                          HOLDCO STOCK PLEDGE AGREEMENT
pursuant to, any material Contractual Obligation of Linneu, or violate any Applicable Law binding on Linneu, or (iii) result in the creation or imposition of any Lien upon any asset of Linneu or any income or profits therefrom, except for the Lien created in favor of the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties, under this Stock Pledge Agreement.

                  (ii) No consent, approval, authorization, exemption, order or decree of any Governmental Authority is required to be obtained by him for the execution, delivery and performance and grant of the security interest in the Pledged Assets pledged by him pursuant to this Stock Pledge Agreement, except for filings, recordings and Governmental Authorizations required in connection with the perfection of the Liens created hereby.

                  (iii) This Stock Pledge Agreement constitutes a legal, valid and binding obligation of him, enforceable against him in accordance with its terms, and the security interest created hereby will, upon completion of the registrations required by Section 4 hereof, constitute the legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of him, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally; provided, however, that any security interest to be created hereby on any Pledged Asset which has not been issued to, or received or acquired by, him on or before the date hereof shall be deemed to have been created, perfected and to be in full force only (x) after such Pledged Asset is issued to, or received or acquired by, him, and (y) on the date when the Lien of the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties thereon shall have been registered as provided in
Section 4 hereof or as may be in the future required by Brazilian law; and provided, further, that the pledge created hereby will secure the obligations of the Company and HoldCo to the Other Pari Passu Secured Parties only upon the effectiveness of the Other Pari Passu Financing Agreements and the registrations required by Section 4 hereof.

                  (iv) No consent, approval, authorization, exemption, order or decree of any Governmental Authority is required to be obtained by him for (i) the pledge by him of the Pledged Assets pursuant to this Stock Pledge Agreement, or the execution, delivery or performance by him of this Stock Pledge Agreement,
(ii) the validity or enforceability of this Stock Pledge Agreement, (iii) the perfection or the maintenance of the security interests created hereby (including the first priority nature of such security interests), or (iv) the exercise by the Collateral Agent of the rights provided for in this Stock Pledge Agreement or


                          HOLDCO STOCK PLEDGE AGREEMENT
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

the remedies in respect of the Pledged Assets pursuant to this Stock Pledge Agreement or Applicable Law, except (x) for the registrations required by
Section 4 hereof or (y) to the extent the same have been obtained and are in full force and effect. No other Governmental Approval is or will be required, and no consent or approval is or will be necessary to avoid default under any material Contractual Obligation of him in connection with the execution, delivery, performance and grant of the security interest pursuant to this Stock Pledge Agreement or to ensure the legality, validity, enforceability thereof or exercise by the Collateral Agent on behalf of the Pari Passu Secured Parties of their rights and remedies thereunder.

                  (v) No Applicable Laws prohibit the consummation of the transactions contemplated by this Stock Pledge Agreement. No order, judgment or decree of any Governmental Authority or arbitrator, and no action, suit or proceeding is pending or, to his knowledge, threatened against or affecting him or any of its respective properties that could reasonably be expected to enjoin, prohibit, restrain or otherwise adversely affect in a material manner his ability to perform his obligations hereunder or the validity, enforceability, perfection or priority of the Lien created hereunder or the validity, legality or enforceability of this Stock Pledge Agreement or any of the transactions contemplated hereby.

                  (vi) He is the legal and beneficial owner of the Pledged Assets pledged by him and the Pledged Assets pledged by him are free and clear of any Lien, except for the security interest created by this Stock Pledge Agreement.

                  (vii) The Shares identified in Schedule A hereto constitute all the issued and outstanding shares of all classes of the Capital Stock of the Company as of the date hereof and are not subject to any transfer or sale restrictions, except as provided herein and in the Mirror Authorizations, the Shareholder Agreement and the Common Terms Agreement.

                  (viii) All of the Shares have been, and all of the Additional Shares when issued will be, duly authorized, validly issued and are, or, in the case of the Additional Shares, will be fully paid and non-assessable.

                  (ix) No income, stamp or other Tax imposed by any Governmental Authority in Brazil, Canada or the United States (whether by withholding or otherwise) by virtue the execution, delivery or performance by him remains unpaid, other than payment of a registration fee to the Registry of Titles and Deeds (Cartorio de Registro de Titulos e


                          HOLDCO STOCK PLEDGE AGREEMENT

Documentos) in Brazil in connection with the registration of this Stock Pledge Agreement as contemplated by Section 4.

         6. Covenants. The Pledgors and the Company covenant and agree with the Collateral Agent, for the benefit of the Pari Passu Secured Parties, that from and after the date of this Stock Pledge Agreement until the termination of this Stock Pledge Agreement pursuant to Section 13:

                  (a) All dividends, cash or other property paid or in respect of the Pledged Assets (including dividends, interest on capital or payments as a result of redemption, capital reduction or otherwise) shall be paid to the Collateral Agent irrespective of the occurrence of an Event of Default;

                  (b) Without the prior written consent of the Collateral Agent, the Pledgors will not (i) change their respective names; (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to any of the Pledged Assets, or any interest therein, except for the security interest created hereby; or (iii) sell, assign, transfer, exchange, or otherwise dispose of the Pledged Assets. The Pledgors will defend the right, title and interest of the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties in and to the Pledged Assets against the claims and demands of all Persons whomsoever;

                  (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgors, the Pledgors will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Stock Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Assets shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Pledged Assets pursuant to this Stock Pledge Agreement;

                  (d) Each Pledgor shall grant, and execute and deliver, to the Collateral Agent (for the ratable benefit of the Pari Passu Secured Parties) on the date hereof, and shall


                          HOLDCO STOCK PLEDGE AGREEMENT
maintain in full force and effect until the full payment of the Secured Obligations, a power of attorney substantially in the form of Exhibit 1 hereto;

                  (e) Each Pledgor shall enter into amendments to this Stock Pledge Agreement with the Collateral Agent substantially in the form of Exhibit 2 hereto (each, an "Amendment"), (i) upon the receipt of Additional Shares or Proceeds, and as and when required by Section 4.10 of the Common Terms Agreement, in order to extend the Lien created hereby to such Additional Shares or Proceeds and (ii) upon the entering by the Company into any Other Pari Passu Financing Document (or any Interest Hedge Agreement in respect of the Notes) in order to extend the Lien created hereunder to the other Pari Passu Secured Parties party thereto to secure the obligations assumed by the Company thereunder; and the Pledgors shall make all filings and registrations and obtain all authorizations necessary to create a first priority, perfected security interest in the Pledged Assets securing obligations to which the security interest created hereby was extended in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties, and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Stock Pledge Agreement and of the rights and powers herein granted with respect to such after-acquired Pledged Assets and in favor of such subsequent Pari Passu Secured Parties; and

                  (f) The Company shall, upon receipt of a certificate of the Collateral Agent stating that an Event of Default has occurred and is continuing, comply with all written instructions received by it from the Collateral Agent in connection with this Stock Pledge Agreement.

         7. Mirror Authorizations. The Collateral Agent, on behalf of all of the Pari Passu Secured Parties, acknowledges that the Pledged Shares are subject to the applicable provisions of the Mirror Authorizations and Applicable Law and that the consent of Anatel will be required for the transfer of the Pledged Shares upon foreclosure without impairing the maintenance of the Mirror Authorizations, in the event of such transfer resulting in a change of the control of the Company.

         8. Voting Rights.

                  (a) Voting Rights after an Event of Default. To the extent consistent with their fiduciary duties to the Company and their duties and responsibilities as controlling


                          HOLDCO STOCK PLEDGE AGREEMENT
shareholders, at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Pledgors shall exercise all voting, consent and other rights in respect of the Pledged Shares in accordance with, and shall take no action that is inconsistent with, the written instructions of the Collateral Agent, including, without limitation, any such rights in respect of the following matters:

                          (i) any amendment to or other modification of the
             Company's by-laws or other constitutive documents;

                          (ii) capital increases or reductions, the issuance of
             convertible debentures, subscription bonuses or any options for the acquisition of Additional Shares or other debt or equity interests in the Company;

                          (iii) the declaration or payment of dividends,
             profits, bonuses, premiums and any other distributions of Additional Shares or Proceeds by the Company;

                          (iv) the issuance of debentures or the incurrence of
             any other Debt by the Company;

                          (v) any merger, consolidation, spin-off or other
             similar transaction relating to the Company and/or any of its Subsidiaries or the conversion into another corporate type;

                          (vi) the liquidation, dissolution, bankruptcy,
             reorganization or other act that may imply a financial restructuring of the Company or any of its Subsidiaries;

                          (vii) cancellation of the listing of any shares of the
             Company on any stock exchange or any public or private offering of shares of the Company;

                          (viii) the pledge or assignment of any revenues or
             other property of the Company and/or its Subsidiaries as collateral for any Debt to be entered into by the Company and/or its Subsidiaries or the creation of any Liens or encumbrances affecting the assets of the Company;


                          HOLDCO STOCK PLEDGE AGREEMENT

                          (ix) the acquisition or disposal of any fixed or
             capital assets or Investments (whether by purchase of stock, notes or other securities, loan advance or otherwise) in other Persons by the Company;

                          (x) the disposition or acquisition of, or subscription
             for, equity holdings in other Persons now or hereafter existing;

                          (xi) any change in the functions of the executive
             officers comprising the Board of Officers or any other Senior Officer;

                          (xii) any amendment to or modification of the Mirror
             Authorizations;

                          (xiii) the entering into of any Material Contracts, or
             any other transactions with any Person; and

                          (xiv) the appointment or removal of the members of the
             Board of Directors, executive committee or any other committee, any other Senior Officer, group or any individual authorized to exercise decision-making authority with respect to the business and operations of the Company.

                  (b) The Pledgors and the Company shall not cast any vote, give any consent, waiver or ratification or take (or omit to take) any action which would violate or be inconsistent with any of the terms of this Stock Pledge Agreement, the HoldCo Guaranty, the Common Terms Agreement or any other Pari Passu Financing Document, or which would otherwise have the effect of impairing the value of the Pledged Assets or any part thereof or the priority of the security interests of the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties. Nothing contained in this Stock Pledge Agreement shall be interpreted to require the Pledgors to transfer voting, consent, dividend or subscription rights to the Collateral Agent.

         9. Remedies. Without prejudice to the foregoing provisions, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent is hereby irrevocably authorized and entitled to, dispose of, collect, receive, appropriate and/or realize upon the Pledged Assets (or any part thereof) and may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets


                          HOLDCO STOCK PLEDGE AGREEMENT
or any part thereof at such price and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Pledgors or the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, and Article 277 of the Brazilian Commercial Code, and apply the proceeds thus received for payment of the Secured Obligations. Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against each Pledgor and all other third parties. Each of the Pledgors hereby irrevocably appoints the Collateral Agent as its attorney-in-fact, and for such purpose it has executed and delivered to the Collateral Agent on the date hereof a power-of-attorney substantially in the form Exhibit 1 hereto. The Pledgors agree to deliver an equivalent power-of-attorney to each successor Collateral Agent. For the purposes hereof, it is hereby agreed and understood that (a) the proceeds of any such sale shall be applied in accordance with the terms of the Common Terms Agreement and (b) in the event of any deficiency of the proceeds of any such sale or other realization, the Company shall remain liable for the payment of the corresponding balance of the Secured Obligations.

         10. Amendments, etc. with Respect to the Secured Obligations. The Pledgors shall remain obligated hereunder, and the Pledged Assets shall remain subject to the security interests granted hereby, at all times until termination of this Stock Pledge Agreement pursuant to Section 13, notwithstanding that, and without limitation and without any reservation of rights against the Pledgors, and without notice to or further assent by the Pledgors:

                  (a) any demand for payment of any of the Secured Obligations made by any Pari Passu Secured Party is rescinded by such Pari Passu Secured Party in accordance with the terms of the respective Pari Passu Financing Agreement, or Article 9 of the Common Terms Agreement or any Other Pari Passu Financing Document;

                  (b) the liability of the Pledgors or any other third party upon or for any part of the Secured Obligations, or any collateral security or guarantee therefor or right of setoff with respect thereto, is, from time to time, in whole or in part, renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Pari Passu Secured Parties;


                          HOLDCO STOCK PLEDGE AGREEMENT

                  (c) the Common Terms Agreement, the Note Purchase Agreements, the Notes and any Other Pari Passu Financing Document may be amended, modified or supplemented, in whole or in part, in accordance with the terms of such agreement; and

                  (d) any guaranty, right to setoff or other collateral security at any time held by the Collateral Agent for the benefit of the Pari Passu Secured Parties for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.

         11. Certain Waivers by the Pledgors. Neither the Collateral Agent nor any Pari Passu Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of, or proof of reliance by, the Collateral Agent or any Pari Passu Secured Party upon this Stock Pledge Agreement; each of the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Stock Pledge Agreement; and all dealings between the Company and the Pledgors, on the one hand, and the Collateral Agent and the Pari Passu Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Stock Pledge Agreement. Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgors or the Company with respect to the Secured Obligations.

         12. Pursuit of Rights and Remedies against the Pledgors. When pursuing its rights and remedies hereunder against the Pledgors, the Collateral Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against any third party or against any collateral security for or Guaranty of the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent to pursue such other rights or remedies or to collect any payments from such third party or to realize upon any such collateral security or guaranty or to exercise any such right to setoff, or any release of such third party or of any such collateral security, Guaranty or right of offset, shall not relieve the Pledgors of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or the Pari Passu Secured Parties.

         13. Termination and Release. When the Secured Obligations have been indefeasibly satisfied in full, the Notes are no longer outstanding and no other amount is then


                          HOLDCO STOCK PLEDGE AGREEMENT
outstanding or owing to any Pari Passu Secured Party under the Notes, the Note Purchase Agreements, the Common Terms Agreement and any other Pari Passu Financing Document and all Pari Passu Commitments have terminated, then, and only then, shall this Stock Pledge Agreement and the security interests created hereby be released and this Stock Pledge Agreement shall terminate, at HoldCo's expense; otherwise, this Stock Pledge Agreement and the security interests created hereby shall remain in full force and effect. No release of this Stock Pledge Agreement, or of the Lien created and evidenced hereby, shall be valid unless executed by the Collateral Agent. The Collateral Agent, upon the Pledgors' request, at HoldCo's expense and to the extent authorized to do so pursuant to Article 7 of the Common Terms Agreement and in accordance with this
Section 14, shall execute and deliver to the Pledgors all documents reasonably necessary to evidence such release. To the fullest extent permitted by Applicable Law, this Stock Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any other Pari Passu Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or such Pari Passu Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgors or the Company or upon the appointment of any intervenor or conservator of, or agent or similar official for, the Pledgors or the Company or any part of their respective assets, or otherwise, all as though such payments had not been made.

         14. Waivers and Amendments. Notwithstanding any provisions of this Stock Pledge Agreement, no amendment of any provision of this Stock Pledge Agreement (including any waiver or consent relating thereto) shall be effective unless the same shall have been consented to and signed in accordance with
Section 9.8 of the Common Terms Agreement.

         15. Severability. If any provision of this Stock Pledge Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction. Where provisions of any Applicable Law resulting in such prohibition or unenforceability may be waived they are hereby waived by the Pledgors, the Company and the Collateral Agent to the full extent permitted by Applicable Law so that this Stock Pledge Agreement shall be deemed a valid and binding agreement, and the security interest created hereby shall constitute a continuing first priority Lien on and perfected first


                          HOLDCO STOCK PLEDGE AGREEMENT
priority security interest in the Pledged Assets, in each case enforceable against the Pledgors in accordance with its terms.

         16. Authority of the Collateral Agent. The Pledgors and the Company acknowledge that the rights and responsibilities of the Collateral Agent under this Stock Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Stock Pledge Agreement shall, as between the Collateral Agent and the other Pari Passu Secured Parties, be governed by the Pari Passu Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent, the Pledgors and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Pari Passu Secured Parties with full and valid authority so to act or refrain from acting, and the Pledgors shall be under no obligation or entitlement to make any inquiry respecting such authority.

         17. Complete Agreement; Successors and Assigns; Third-Party Beneficiaries. This Stock Pledge Agreement is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. This Stock Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All Pari Passu Secured Parties that are not signatories to this Stock Pledge Agreement are intended to be third-party beneficiaries of this Stock Pledge Agreement. Otherwise, there are no third-party beneficiaries of this Stock Pledge Agreement.

         18. Waiver of Immunity. To the extent that a Pledgor has or hereafter may be entitled to claim or may acquire, for itself or any of the Pledged Assets pledged by it pursuant to this Stock Pledge Agreement, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder to the extent permitted by Applicable Law.

         19. GOVERNING LAW; JURISDICTION. THIS STOCK PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF BRAZIL. THE PARTIES HERETO


                          HOLDCO STOCK PLEDGE AGREEMENT

IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS SITTING IN THE CITY OF RIO DE JANEIRO, BRAZIL, IN ANY ACTION OR PROCEEDING TO RESOLVE ANY DISPUTE OR CONTROVERSY RELATED TO OR ARISING FROM THIS STOCK PLEDGE AGREEMENT AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS.

         20. No Duty on Agent's Part. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the Pari Passu Secured Parties' interests in the Pledged Assets and shall not impose any duty upon the Collateral Agent to exercise or on the Pari Passu Secured Parties to cause the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any Pari Passu Secured Party nor any of its respective officers, directors, employees or agents shall be responsible to the Pledgors or the Company for any act or failure to act hereunder except to the extent otherwise provided in Section 7.2 of the Common Terms Agreement.

         21. Notices. All notices and other communications under this Stock Pledge Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with Section 10.4 of the Common Terms Agreement, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in
Schedule 1.1(a) of the Common Terms Agreement (in the case of the Collateral Agent), in Schedule 10.4 of the Common Terms Agreement (in the case of HoldCo or the Company) or in clause (b) of the Preamble to this Stock Pledge Agreement (in the case of Linneu).

         22. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Stock Pledge Agreement and the closing and shall continue as valid and enforceable agreements, representations and warranties (when made hereunder) until payment and performance of any and all Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent or the Pari Passu Secured Parties shall not diminish the right of the Collateral Agent or the Pari Passu Secured Parties to rely thereon.


                          HOLDCO STOCK PLEDGE AGREEMENT

         23. Specific Performance. For the purposes hereof, the Collateral Agent may, seek the specific performance of the obligations undertaken herein by the Company and the Pledgors, as provided in Articles 461, 621 and 632 of the Brazilian Civil Procedure Code.

         IN WITNESS WHEREOF, the parties have caused this HoldCo Stock Pledge Agreement to be duly executed in the presence of the undersigned witnesses.



Company:
VESPER S.A.



By:                                       By:
   -----------------------------------       ----------------------------------
Name:                                     Name:
Title:                                    Title:


Linneu:



--------------------------------------
Name: Linneu Albuquerque Mello


                          HOLDCO STOCK PLEDGE AGREEMENT

VESPER HOLDING S.A.:



By:                                          By:
   -----------------------------------          --------------------------------
Name:                                        Name:
Title:                                       Title:


Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                          By:
   -----------------------------------          --------------------------------
Name:                                        Name:
Title:                                       Title:


Witnesses:

--------------------------------------       -----------------------------------
Name:                                        Name:
ID:                                          ID:


                          HOLDCO STOCK PLEDGE AGREEMENT

                                   SCHEDULE A

                          DESCRIPTION OF PLEDGED SHARES

          NAME                 SHARE REGISTRATION         NO./CLASS OF SHARES
                                      NUMBER
-------------------------  --------------------------  -------------------------


         HoldCo                                              525,870/Common


         Linneu                                                 1/Common


                          HOLDCO STOCK PLEDGE AGREEMENT

                                                                       EXHIBIT 1

                            FORM OF POWER OF ATTORNEY

         By this power of attorney, Vesper Holding S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(0) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.763.387/0001-63, ("HoldCo") herein represented in accordance with its Bylaws (the "HoldCo Appointer"), and Linneu Albuquerque Mello, a Brazilian, whose address is Rua Lopes Trovao 12, apartment 301, City of Niterori, State of Rio de Janeiro, Brazil and identity card n(0) [***]
("Linneu" and together with the HoldCo Appointer, the "Appointers"); irrevocably constitute and appoint LaSalle Bank National Association (the "Collateral Agent") as their attorney-in-fact to act in their name and place, to the fullest extent permitted by law, to do and perform all and every act and thing whatsoever necessary or desirable, in connection with the HoldCo Stock Pledge Agreement, dated December 17, 1999 entered into by and between the Appointers, the Collateral Agent (for the benefit of the Pari Passu Secured Parties referred to therein) and Vesper S.A. (the "Company") (as amended, supplemented or otherwise modified from time to time, the "Stock Pledge Agreement") including without limitation:

                  (a) upon the occurrence and during the continuation of an Event of Default, to dispose of, collect, receive, appropriate, withdraw, transfer and/or realize upon the Pledged Assets (or any part thereof) and may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such prices and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, apply the proceeds thus received for the payment of the Secured Obligations which became then due and payable, being vested with all necessary powers incidental thereto, including, without limitation, the power and authority to purchase foreign currency and make all remittances abroad, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Company before the Central Bank and any other Brazilian governmental authority when necessary to accomplish the purposes of the Stock Pledge Agreement;

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                          HOLDCO STOCK PLEDGE AGREEMENT

                  (b) upon the occurrence and during the continuation of an Event of Default, to take all actions necessary to and receive all dividends, profits, bonuses, premiums, income, cash, rights, distributions, interests and all other amounts paid, received or otherwise distributed in connection with the shares (the "Shares") of the Company owned by the Appointers from time to time, including, upon the occurrence and during the continuation of an Event of Default under the Common Terms Agreement (as such term is defined in the Stock Pledge Agreement), all amounts payable upon or in respect of any foreclosure of such Shares pursuant to Section 9 of this Stock Pledge Agreement;

                  (c) upon the occurrence and during the continuation of an Event of Default, to endorse checks, to purchase foreign currency with any Proceeds and remit such currency abroad and, for this purpose, to take all action in connection thereto, including, without limitation, to execute exchange contracts and any other instruments or agreements and to represent the Appointers before the Central Bank of Brazil and any bank or financial institution in Brazil;

                  (d) upon the occurrence and during the continuation of an Event of Default, to take all necessary actions and to execute any instrument before any Governmental Authority, including, without limitation, the Brazilian Securities and Exchange Commission ("CVM") and before any stock exchange, in the case of a public sale of the Pledged Assets following the occurrence and during the continuation of an Event of Default; and

                  (e) upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument consistent with the terms of the Stock Pledge Agreement as the Collateral Agent may deem necessary or advisable to accomplish the purposes of the Stock Pledge Agreement.

         Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against each Appointer and all other third parties.

         Capitalized terms used, but not defined herein, shall have the meaning attributed to them in the Stock Pledge Agreement.


                          HOLDCO STOCK PLEDGE AGREEMENT

         The powers granted herein are in addition to the powers granted by the Appointer to the Collateral Agent in the Stock Pledge Agreement and do not cancel or revoke any of such powers.

         This power of attorney shall be irrevocable, valid and effective until the Stock Pledge Agreement has been terminated in accordance with its terms.


                          HOLDCO STOCK PLEDGE AGREEMENT

         Any successor Collateral Agent shall automatically succeed to the rights of the Collateral Agent hereunder.

         IN WITNESS WHEREOF, Linneu has executed, and HoldCo has caused its duly authorized representatives to execute, this power of attorney on December 17, 1999.


Linneu:



--------------------------------------
Name: Linneu Albuquerque Mello



HoldCo:
VESPER HOLDING S.A.



By:                                          By:
   -----------------------------------       -----------------------------------
Name:                                        Name:
Title:                                       Title:


                          HOLDCO STOCK PLEDGE AGREEMENT

                                                                       EXHIBIT 2

                                     FORM OF

                   AMENDMENT TO HOLDCO STOCK PLEDGE AGREEMENT

         This [o] Amendment to the HoldCo Stock Pledge Agreement (hereinafter referred to as this "Amendment") is made as of [o], 1999 by and among:

                  (a) Vesper Holding S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(0)andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.763.387/0001-63 herein represented in accordance with its Bylaws("HoldCo");

                  (b) Linneu Albuquerque Mello, a Brazilian, whose address is Rua Lopes Trovao 12, apartment 301, City of Niterori, State of Rio de Janeiro, Brazil and identity card n(O) [***] ("Linneu" and together with HoldCo, the "Pledgors");

                  (c) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, enrolled in the Legal Entities National List Taxpayers' List (C.N.P.J./M.F.) under nr. 02730101/001-43, herein represented in accordance with its Bylaws and hereinafter referred to as the "Company"; and

                  (d) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for the Pari Passu Secured Parties (in such capacity, together with its successors in such capacity, the "Collateral Agent").

         WHEREAS, on December 17, 1999, the parties hereto entered into a HoldCo Stock Pledge Agreement (the "Stock Pledge Agreement"), registered with the Registry of Titles and Deeds of the City of [o] under number [o];

         WHEREAS, the parties hereto have agreed to amend the Stock Pledge Agreement in order to [grant to the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties, to the extent permitted under applicable Brazilian law and regulations, a perfected first priority security interest in the Additional Shares]/[extend the pledge created

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.




                          HOLDCO STOCK PLEDGE AGREEMENT
thereunder to secure its Obligations assumed under the [Pari Passu Financing Document] dated [o] entered into between the Company and [o] ;

         WHEREAS, pursuant to the terms hereof, the parties hereto desire to amend the Stock Pledge Agreement;

         NOW, THEREFORE, the parties hereto enter into this Amendment No. ___ to the Stock Pledge Agreement ("Amendment") under the following terms and conditions:

                  1. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Stock Pledge Agreement.

                  2. Each Pledgor hereby [pledges, and transfers the Additional Shares listed in the new Schedule 1 attached hereto (and which were not contained in the original Schedule 1 of the Stock Pledge Agreement) to the Collateral Agent, for the benefit of the Pari Passu Secured Parties]/[extends the pledge created under the Stock Pledge Agreement to secure its Obligations under the Other Pari Passu Financing Documents listed in Schedule 2 hereto, and for the purposes hereof and of the Stock Pledge Agreement, the Other Pari Passu Creditors listed in Schedule 2 shall be a Pari Passu Secured Party under the Stock Pledge Agreement].

                  3. Each Pledgor hereby represents and warrants to and in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties, that:

                           (a) In the case of HoldCo, the execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Stock Pledge Agreement] pursuant to this Amendment have been duly authorized by all necessary corporate action on the part of HoldCo. This Amendment has been duly executed and delivered by HoldCo. The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Stock Pledge Agreement] do not and will not (i) violate any provision of any charter or other organizational documents of HoldCo, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of HoldCo (including any provisions of any Material


                          HOLDCO STOCK PLEDGE AGREEMENT

         Contract or any contracts relating to Debt to which HoldCo is a party), or violate any Applicable Law binding on HoldCo, or (iii) result in the creation or imposition of any Lien upon any asset of HoldCo or any income or profits therefrom, except for the Lien [created/extended] hereby in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, under this Stock Pledge Agreement.

                           (b) In the case of Linneu, he has the capacity and legal right to enter into, to perform his obligations under and to grant the security interest in the Pledged Assets pledged by him pursuant to this Stock Pledge Agreement. The execution, delivery, performance and grant of the security interest pursuant to this Stock Pledge Agreement do not and will not (i) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of Linneu, or violate any Applicable Law binding on Linneu, or (iii) result in the creation or imposition of any Lien upon any asset of Linneu or any income or profits therefrom, except for the Lien [created/extended] hereby in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, under the Stock Pledge Agreement.

                           (c) This Amendment and the Stock Pledge Agreement, as amended hereby, each constitutes a legal, valid and binding obligation of such Pledgor, enforceable against each Pledgor in accordance with its terms, and the security interest [created/extended] hereby will, upon completion of the registrations required by Section 5 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of such Pledgor, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally.

                  4. All provisions of the Stock Pledge Agreement not amended or modified herein shall remain in full force and effect in accordance with the terms of the Stock Pledge Agreement.

                  5. The Company, at its own cost and expense, shall, within fifteen (15) days after the execution of this Amendment (i) register this Amendment, together with a


                          HOLDCO STOCK PLEDGE AGREEMENT
sworn translation hereof, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent, and (ii) concurrently with the execution of this Agreement, register the pledge created hereby in the appropriate corporate books of the Company (including the books for Registro de Acoes Nominativas), as provided by Article 39 of Law 6,404 (Corporations Law), and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent.


                          HOLDCO STOCK PLEDGE AGREEMENT

         IN WITNESS WHEREOF, the parties have caused this Amendment No. ___ to the Stock Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


HoldCo:
VESPER HOLDING S.A.



By:                                          By:
   -----------------------------------          --------------------------------
Name:                                        Name:
Title:                                       Title:


Linneu:


--------------------------------------
Name: Linneu Albuquerque Mello
ID: [***]


Company:
VESPER S.A.



By:                                          By:
   -----------------------------------          --------------------------------
Name:                                        Name:
Title:                                       Title:

Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                          HOLDCO STOCK PLEDGE AGREEMENT

By:                                          By:
   -----------------------------------          --------------------------------
Name:                                        Name:
Title:                                       Title:


Witnesses:



--------------------------------------       -----------------------------------
Name:                                        Name:
ID:


                          HOLDCO STOCK PLEDGE AGREEMENT

                                                                    EXHIBIT C-3A

                               SHAREHOLDER PLEDGE
                                       AND
                             SUBORDINATION AGREEMENT


         SHAREHOLDER PLEDGE AND SUBORDINATION AGREEMENT, dated as of December 17, 1999 (as amended from time to time, the "Agreement"), by and among

                  (1) VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company");

                  (2) VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil (the "HoldCo");

                  (3) BELL CANADA (BRAZIL TELECOM I) LIMITED, a company organized under the laws of the British Virgin Islands ("BCI Brazil");

                  (4) QUALCOMM DO BRASIL LTDA., a limitada organized under the laws of Brazil ("Qualcomm Brazil");

                  (5) VELOCOM CAYMAN BRASIL HOLDINGS, a company organized under the laws of The Cayman Islands ("VeloCom Cayman" and, together with BCI Brazil and Qualcomm Brazil, the "Shareholders," and each, a "Shareholder");

                  (6) BELL CANADA INTERNATIONAL INC., a Canadian corporation ("BCI");

                  (7) QUALCOMM INCORPORATED, a Delaware corporation
         ("Qualcomm");

                  (8) VELOCOM INC., a Delaware corporation ("VeloCom" and, together with BCI and Qualcomm, the "Parent Shareholders;" and each, a "Parent Shareholder;" and together with HoldCo and the Shareholders, the "Shareholder Parties"); and

                  (9) LASALLE BANK NATIONAL ASSOCIATION, ("LaSalle"), as collateral agent and common administrative agent for the "Pari Passu Facility Agents" under the "Pari Passu Financing Agreements" (each referred to below) that now or in the future are parties to the Common Terms Agreement described below, and the creditors from time to time under the Pari Passu Financing Agreements (the "Pari Passu Creditors") (in such capacity, LaSalle, or any successor in such capacity, is referred to herein as the "Collateral Agent").

                                 R E C I T A L S

         WHEREAS, the Company has entered into (i) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Nortel Note Purchase Agreement") with ABN AMRO Bank N.V. ("ABN AMRO"), as administrative agent

(in such capacity, the "Nortel Facility Agent"), Nortel Networks Corporation ("Nortel"), as initial Purchaser, and the other Purchasers thereunder from time to time party thereto; (ii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Qualcomm/Ericsson Note Purchase Agreement") with ABN AMRO, as administrative agent ((in such capacity, the "Qualcomm/Ericsson Facility Agent"), ABN AMRO and Qualcomm Incorporated, as initial Purchasers, Telefonaktiebolaget LM Ericsson (Publ) ("Ericsson"), and the other Purchasers thereunder from time to time party thereto; and (iii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with Harris Corporation ("Harris"), as administrative agent ((in such capacity, the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents"), Harris, as initial Purchaser, and the other Purchasers thereunder from time to time party thereto (all such Initial Facility Agents, Initial Purchasers and, other Purchasers, and the Collateral Agent the "Pari Passu Secured Parties," and each a "Pari Passu Secured Party");

         WHEREAS, the Company may, after the date hereof, enter into other note purchase or loan agreements (the "Other Pari Passu Financing Agreements" and, together with the Note Purchase Agreements the "Pari Passu Financing Agreements") with other facility agents (the "Other Pari Passu Facility Agents") and purchasers or lenders (the "Other Pari Passu Creditors") pursuant to which other notes are issued or loans extended that rank on a pari passu basis with and are secured by the same collateral as the Notes and the Note Purchase Agreements;

         WHEREAS, the Company may, pursuant to the terms and conditions set forth in the Common Terms Agreement, after the date hereof, enter into Interest Hedge Agreements with a Pari Passu Creditor, any Affiliate of a Pari Passu Creditor or any other financial institution reasonably acceptable to the Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Pari Passu Obligations ("Swap Lender" and, together with the Pari Passu Secured Parties and the Other Pari Passu Creditors, the "Pari Passu Secured Parties");

         WHEREAS, in connection with the Note Purchase Agreements, HoldCo, the Company, the Initial Facility Agents, the Collateral Agent and the Other Pari Passu Facility Agents have entered or will enter, as the case may be, into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") which sets forth certain common terms, conditions and covenants relating to the Pari Passu Financing Agreements;

         WHEREAS, each of the Shareholder Parties has agreed that any Subject Loan that is intended to constitute a Shareholder Loan within the meaning of the Common Terms Agreement that is made in the future by such Shareholder Party (upon and only upon the making of any such Subject Loan, each such Shareholder Party making such a Subject Loan shall be a "Pledging Lender"), (each of which Shareholder Loans outstanding shall be described in Schedule 1, which schedule shall be as amended from time to time to reflect any Shareholder Loans made after the date hereof) shall be subject to a first priority pledge in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties, (such Shareholder Loans, together with all notes, certificates, instruments, interest coupons and other loan documents from time to time evidencing such such Shareholder Loans, and any and all rights, remedies, powers and privileges relating thereto, the "Pledged Debt");

         WHEREAS, each of the Shareholder Parties has agreed that any Affiliate Agreement or any Subject Loan that is not intended to be constitute a Shareholder Loan within the meaning of the Common Terms Agreement entered into as of the date hereof or to be entered into in the future by such Shareholder Party (upon and only upon the entering into of any such Affiliate Agreement, each such Shareholder Party entering into such Affiliate Agreement or making a Subject Loan that is not intended to constitute a Shareholder Loan, an "Affiliate Party"), shall be subordinated to the Pari Passu Debt to the extent set forth in the Common Terms Agreement (each of which Affiliate Agreements being described in Schedule 2, which schedule shall be amended from time to time to reflect any Affiliate Agreements entered into after the date hereof);

         WHEREAS, immediately upon the making of any Subject Loan to the Company or any Subsidiary by any Shareholder Party or any Affiliate of any Shareholder Party that is not a Shareholder Party as of the date of this Agreement or immediately upon the entering into of any Affiliate Agreement by any Shareholder Party or any Affiliate of any Shareholder Party that is not an Affiliate Party as of the date of this Agreement, such Pledging Lender or Affiliate Party, as the case may be, shall and the Company shall, or the Company shall cause the Subsidiary to which such Subject Loan is made or with which such Affiliate Agreement is entered into to, execute and deliver to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, an Accession Agreement substantially in the form of Exhibit A hereto (an "Accession Agreement") with respect to such Subject Loan or Affiliate Agreement, as the case may be;

         WHEREAS, it is a condition to the extension of the Pari Passu Financings that each Subject Loan and each Affiliate Agreement be subject to the provisions of this Agreement; and

         WHEREAS, it is a condition to the extension of the Pari Passu Financings that each Shareholder Party that is an entity organized under the laws of Brazil, in addition to being a party to this Agreement, also enter into a Brazilian Shareholder Pledge Agreement substantially in the form of Exhibit C hereto.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:

                                A G R E E M E N T

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND RELATED MATTERS

         SECTION 1.1 DEFINED TERMS GENERALLY. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Common Terms Agreement (as defined below).

         SECTION 1.2 DEFINITIONS. The following terms with initial capital letters have the following meanings:

         "ACCELERATION" is defined in Section 7.2.

         "ACCESSION AGREEMENT" is defined in the Recitals.

         "AFFILIATE PARTY" is defined in the Recitals.

         "AGREEMENT" is defined in the Preamble.

         "COLLATERAL AGENT" is defined in the Preamble.

         "COMPANY" is defined in the Preamble and includes its successors and assigns.

         "CHARGES" means all US or foreign federal, state, county, city, municipal or other Taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

         "JUNIOR CREDITOR" means the Pledging Lenders, the Affiliate Parties and any other holder of Junior Obligations, from time to time, and includes their respective successors and assigns.

         "JUNIOR DOCUMENTS" means the documents evidencing the Shareholder Loans and the Specified Affiliate Agreements and all promissory notes, and other instruments, agreements and documents executed at any time pursuant thereto or in connection therewith, including all amendments thereto.

         "JUNIOR OBLIGATIONS" means any and all present and future obligations and liabilities of the Company or any Subsidiary of every type or description to any Junior Creditor, or any Person entitled to indemnification, arising under or in connection with any Subject Loan, Shareholder Loan or Affiliate Agreement, whether for principal, premium, interest, fees, expenses, subrogation claims, indemnities or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under any Bankruptcy Law (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable.

         "OBLIGOR" is defined in Section 8.3.

         "OFFICERS' CERTIFICATE" means, with respect to any Pledging Lender or the Company, a certificate signed by the Chief Executive Officer, the President or any Vice President, and by the Chief Financial Officer or the Treasurer or any Assistant Treasurer, of such Pledging Lender or the Company, as applicable, and delivered to the Collateral Agent.

         "PAID IN FULL" and "PAYMENT IN FULL" means, with respect to any Senior Obligations, that (i) such Senior Obligations has been indefeasibly paid in full in cash in such currency as may be specified in the applicable Senior Documents, or (ii) the Pari Passu Secured Parties have otherwise accepted an amount as full payment of the Senior Obligations.

         "PARI PASSU CREDITORS" is defined in the Preamble and includes their successors and assigneds.

         "PARI PASSU SECURED PARTIES" is defined in the Recitals.

         "PERMITTED SALES" is defined in Section 4.8(a).

         "PLEDGE EFFECTIVENESS DATE" means the date on which a Subject Loan is made by a Shareholder Party.

         "PLEDGED COLLATERAL" is defined in Section 2.1.

         "PLEDGED DEBT" is defined in the Recitals.

         "PLEDGING LENDER" is defined in the Recitals.

         "PROCEEDS" is defined in Section 2.1(e).

         "PROCESS AGENT" is defined in Section 9.8(b).

         "QUALIFYING AFFILIATE AGREEMENT" means any Affiliate Agreement relating to services providing revenue-generating support to the Company or any of its Subsidiaries on arms-length terms and conditions (including the Technical Services Agreements and the Secondment Agreement, each as in effect on the Closing Date, but excluding the Know-How Agreement).

         "SECURED OBLIGATIONS" is defined in Section 2.2.

         "SECURITY INTEREST" is defined in Section 2.1.

         "SENIOR COLLATERAL" is defined in Section 8.3.

         "SENIOR DOCUMENTS" means the Pari Passu Financing Documents.

         "SENIOR OBLIGATIONS" means any and all present and future obligations and liabilities of the Company or any Subsidiary of every type or description to any Pari Passu Secured Party or Proceeds Pari Passu Secured Party, or any Person entitled to indemnification, arising under or in connection with the Senior Documents, whether for principal, premium, interest, letter of credit or other reimbursement obligations, cash collateral cover, fees, expenses, indemnities or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under any Bankruptcy

Law (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable.

         "PLEDGING LENDER" is defined in the Preamble and includes its successors and assigns.

         "SPECIFIED AFFILIATE AGREEMENT" means (i) the Know-How Agreement and
(ii) any agreement pursuant to which the Company or any of its Subsidiaries is required to pay any management or similar fee to any Affiliate, other than the BCI Technical Services Agreement and the Secondment Agreement, each as in effect on the Closing Date (to the extent any of these agreements requires the payment of any management fees).

         "SUBJECT LOAN" means any loan made by any Shareholder Party to the Company or any Subsidiary.

         "SUPPLEMENTAL DOCUMENTATION" means registrations, financing statements, continuation statements, consents, acknowledgments, assignments, schedules of Pledged Collateral and other instruments or documents necessary or requested by the Collateral Agent (i) to perfect and maintain perfected the Security Interest on any Pledged Collateral or its first priority, or (ii) so that the Collateral Agent receives all interest, dividends and distributions from time to time paid with respect to, and all other Proceeds of, all Pledged Collateral the Collateral Agent is entitled to receive hereunder.

         "UCC" means the Uniform Commercial Code (as amended from time to time) of the State of New York.

         SECTION 1.3 RELATED MATTERS. Section 1.2 of the Common Terms Agreement (other than Section 1.2(b)) shall govern the interpretation of this Agreement and is hereby incorporated herein by reference, provided that all references therein to "this Agreement" shall be read as being to this Agreement.

         SECTION 1.4 DETERMINATIONS. Any numerical determination or calculation contemplated by this Agreement that is made by any Pari Passu Secured Party shall be presumed correct and be binding upon the Shareholder Parties and the Company and, in the case of determinations by the Collateral Agent, also the other Pari Passu Secured Parties, in the absence of manifest error. References in this Agreement to any "determination" by any Pari Passu Secured Party include good faith estimates by such Pari Passu Secured Party (in the case of quantitative determinations), and good faith beliefs by such Pari Passu Secured Party (in the case of qualitative determinations). All consents and other actions of any Pari Passu Secured Party contemplated by this Agreement may be given, taken, withheld or not taken in good faith in such Pari Passu Secured Party's absolute and sole discretion (whether or not so expressed), except as otherwise expressly provided herein.

         SECTION 1.5 INDEPENDENCE OF COVENANTS. All covenants under this Agreement shall each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not permit such action to be taken or such condition to exist.

                                   ARTICLE 2.

                     THE SECURITY INTEREST IN PLEDGED DEBT;
                               SECURED OBLIGATIONS

         SECTION 2.1. SECURITY INTEREST IN PLEDGED DEBT. To secure the payment and performance of the Secured Obligations (as defined below) as and when due, each Pledging Lender shall by this Agreement, on the respective Pledge Effectiveness Date with respect to any Subject Loan, convey, pledge, assign and transfer to the Collateral Agent, and grant to the Collateral Agent, as agent and representative for the equal and ratable benefit of the Pari Passu Secured Parties, a security interest (the "Security Interest") in, all right, title, claim and interest of such Pledging Lender in and to the following property, as and when owned, existing, acquired or arising, and wherever located (such property being, collectively, the "Pledged Collateral"):

                  (a) The Pledged Debt;

                  (b) Any and all indebtedness of any Person obligated with respect to any of the Pledged Debt, or any successor thereto, that any Pledging Lender acquires or has the right to acquire from time to time in any manner in substitution for or in addition to any of the foregoing (including additional Pledged Debt issued in payment of accrued interest), together with any and all interest coupons (if any) attached thereto and any and all notes and other loan documents from time to time evidencing or securing such indebtedness;

                  (c) Any and all additions to or replacements for any of the foregoing;

                  (d) Any and all rights, powers, remedies and privileges of such Pledging Lender under or with respect to any of the foregoing;

                  (e) Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising, including any and all cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the foregoing (collectively, the "Proceeds"). "Proceeds" shall include (i) any options, warrants, securities or other property issued or delivered by the issuer of or obligor on any Pledged Collateral as a dividend or distribution in connection with any merger or other reorganization and (ii) any property received upon the liquidation or dissolution of any issuer of or obligor on any Pledged Collateral or upon or in respect of any distribution of capital).

         SECTION 2.2. SECURED OBLIGATIONS. The Security Interest shall secure, for the equal and ratable benefit of the Pari Passu Secured Parties, the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of

                  (a) all obligations and liabilities of the Company under each of the Note Purchase Agreements and any Note issued thereunder and all obligations and liabilities of the Company to the Pari Passu Secured Parties, which may arise under, out of, or in connection with, the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Pari Passu Secured Parties that are required to be paid by the Company pursuant to the terms of the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document); and

                  (b) all obligations and liabilities of each Pledging Lender of every type or description to any Pari Passu Secured Party, or any of its successors or assigns, arising under or in connection with this Agreement or any other Pari Passu Financing Documents, including for reimbursement of amounts that may be advanced or expended by the Collateral Agent (i) to satisfy amounts required to be paid by any Pledging Lender under this Agreement or any other Pari Passu Loan Documents for claims and Charges, together with interest thereon to the extent provided, or (ii) to maintain or preserve any Pledged Collateral or to create, perfect, continue or protect any Pledged Collateral or the Security Interest therein, or its priority;

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under any Bankruptcy Law (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this Section 2.2 are collectively referred to as the "Secured Obligations").

                                   ARTICLE 3.

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF AFFILIATE PARTIES. Each Affiliate Party as of the date of this Agreement, severally and not jointly or jointly and severally, represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, that all representations and warranties made with respect to it, its assets and its obligations in Sections 3.1, 3.2, 3.3 and 3.4 of the Common Terms Agreement are true and correct and makes the following additional representations and warranties:

                  (a) No Applicable Laws prohibit the consummation of the transactions contemplated by this Agreement or such Affiliate Party's Affiliate Agreement or Subject Loan. No order, judgment or decree of any Governmental Authority or arbitrator, and no action, suit or proceeding is pending or to such Affiliate Party's knowledge, threatened against or affecting such Affiliate Party, the Company, any of the Subsidiaries or any of their respective properties that could reasonably be expected to have a Material Adverse Effect or that would enjoin, prohibit, restrain or otherwise adversely affect in a material manner the validity, legality or enforceability of this Agreement or such Affiliate Party's Affiliate Agreement or Subject Loan, or the consummation of the transactions contemplated hereby or thereby.

                  (c) The execution and delivery of this Agreement is sufficient to cause such Affiliate Party's Affiliate Agreement or Subject Loan, as the case may be, to be subordinate to the Pari Passu Debt to the extent required by the Common Terms Agreement.

         SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF PLEDGING LENDERS. Upon and only upon the making of any Subject Loan that is intended to constitute a Shareholder Loan, the Pledging Lender making such Subject Loan shall, as of the Pledge Effectiveness Date, represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, that all representations and warranties made with respect to it, its assets, its obligations and the Security Interest in Sections 3.1, 3.2, 3.3 and 3.4 of the Common Terms Agreement are true and correct, as of such date, and shall make the following additional representations and warranties:

                  (a) Such Pledging Lender has good and marketable title to all Pledged Collateral. The Security Interest constitutes a valid, perfected and first priority Lien in all of the Pledged Collateral and secures payment and performance of the Secured Obligations.

                  (b) The Pledged Collateral is free and clear of all Liens other than the Security Interest and the Shareholder Agreement.

                  (c) The execution and delivery of this Agreement and the filing of the Supplemental Documentation specified by the Collateral Agent is sufficient to cause such Pledging Lender's Subject Loan to constitute a Shareholder Loan within the meaning prescribed in the Common Terms Agreement.

                  (d) No Applicable Laws prohibit the consummation of the transactions contemplated by this Agreement or such Pledging Lender's Shareholder Loan. No order, judgment or decree of any Governmental Authority or arbitrator, and no action, suit or proceeding is pending or, to such Pledging Lender's knowledge, threatened against or affecting such Pledging Lender, the Company, any of the Subsidiaries or any of their respective properties that could reasonably be expected to have a Material Adverse Effect or that would enjoin, prohibit, restrain or otherwise adversely affect in a material manner the validity, legality or enforceability of this Agreement or such Pledging Lender's Shareholder Loan, or the consummation of the transactions contemplated hereby or thereby.

         SECTION 3.3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants, and will represent and warrant, on the date that any Shareholder Loan is made or any Affiliate Agreement is entered into, to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, that all representations and warranties made with respect to it, its assets, its obligations and the Subject Loans and Affiliate Agreements in Article 3 of the Common Terms Agreement are true and correct and, in addition, represents and warrants, or shall represent and warrant as of such, that the Pledged Collateral with respect to each Subject Loan and each Affiliate Agreement is in full force and effect.

                                   ARTICLE 4.

                                PLEDGING LENDERS'
                        COVENANTS, AGREEMENTS AND WAIVERS

         Upon and only upon the making of any Subject Loan that is intended to constitute a Shareholder Loan, the Company and the Pledging Lender making such Subject Loan shall covenant, severally, and not jointly or jointly and severally, to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, as follows:

         SECTION 4.1. CERTAIN AGREEMENTS REGARDING THE PLEDGED DEBT.

                  (a) The Company hereby consents to the Security Interest of the Collateral Agent in the Pledged Collateral.

                  (b) The Company agrees that the Subject Loans will not be amended or otherwise modified except in accordance with the Common Terms Agreement.

                  (c) The Company and each Pledging Lender hereby agree that upon receipt by the Company of notice from the Collateral Agent that an Event of Default exists (irrespective of any notice to the contrary from the Company):

                         (i) the Company shall pay and deliver all cash or other property from time to time payable or otherwise distributable in respect of the Pledged Collateral directly to the Collateral Agent, without any defense, setoff, recoupment or deduction of any kind; and

                         (ii) the Company will deliver directly to the Collateral Agent any notes and other instruments executed after the date hereof from time to time evidencing any Pledged Debt.

                  (d) The Company expressly waives as against the Collateral Agent any setoff or other defense to payment and performance by the Company under the Pledged Collateral and any claim against the Pari Passu Secured Parties, whether arising under the Pledged Collateral or otherwise.

                  (e) Promptly after the cessation of an Event of Default, the Collateral Agent shall send written notice of such cessation to each of the Pledging Lenders and the Company, and each Pledging Lender shall immediately and conclusively be entitled to rely on such notice and the Company shall immediately cease to be obligated to comply with Section 4.1(c), in each case, unless and until the Collateral Agent delivers a subsequent notice of Event of Default.

         SECTION 4.2. DELIVERY OF PLEDGED COLLATERAL, ETC.

                  (a) Each Pledging Lender has delivered to the Collateral Agent all promissory notes and other instruments or documents included in the Pledged Collateral, together with all Supplemental Documentation, and has made all registrations and filings, has obtained all Governmental Approvals, and has taken all other actions that may be necessary in order for the Security Interest to be valid, perfected or of first priority or that was requested by the Collateral Agent to assure the priority of the Security Interest therein.

                  (b) All Pledged Collateral is in suitable form for transfer by delivery, or is duly endorsed to the order of the Collateral Agent and in form and substance satisfactory to the Collateral Agent. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 4.3. FURTHER ASSURANCES. Each Pledging Lender shall, at its own expense, perform on request of the Collateral Agent, such acts as may be necessary or advisable in the opinion of the Collateral Agent, or that the Collateral Agent may reasonably request at any time, to assure the validity, perfection and first priority of the Security Interest, to exercise the rights and remedies of the Pari Passu Secured Parties hereunder or to carry out the intent of this Agreement. Without limitation, at the Collateral Agent's request, each Pledging Lender shall execute and deliver (or cause any third party to execute and deliver) to the Collateral Agent, at any time and from time to time, all Supplemental Documentation that the Collateral Agent reasonably may request, in form and substance acceptable to the Collateral Agent.

         SECTION 4.4. POWER OF ATTORNEY. Each Pledging Lender upon and only upon the making of any Subject Loan shall irrevocably appoint the Collateral Agent and its employees and agents as such Pledging Lender's true and lawful attorneys-in-fact, with full power of substitution, to do (a) all things required to be done by such Pledging Lender under this Agreement or the other Pari Passu Financing Documents, and (b) all things that the Collateral Agent may deem necessary or advisable to assure the validity, perfection and first priority of the Security Interest or otherwise to exercise the rights and remedies of the Pari Passu Secured Parties hereunder or carry out the intent of this Agreement, in each case irrespective of whether an Event of Default then exists (except as otherwise provided herein) and at the Pledging Lender's expense. Without limitation, the Collateral Agent and its officers and agents shall be entitled to do all of the following, as fully as any Pledging Lender might:

                  (a) sign the name of such Pledging Lender on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Collateral Agent, in its sole discretion, may elect; and

                  (b) affix, by facsimile signature or otherwise, the general or special endorsement of any Pledging Lender, in such manner as the Collateral Agent shall deem advisable, to any Pledged Collateral that has been delivered to or obtained by the Collateral Agent without appropriate endorsement or assignment.

         In addition, during the existence of an Event of Default, the Collateral Agent or its employees or agents may, without notice to any Pledging Lender and at such time or times as the Collateral Agent in its sole discretion may determine, in any Pledging Lender's or in the Collateral Agent's name collect any and all amounts due to any Pledging Lender from obligors with respect to any Pledged Debt by legal proceedings or otherwise. The Collateral Agent shall be under no obligation whatsoever to take any of the foregoing actions, and except to the extent provided in Section 7.2 of the Common Terms Agreement, the Collateral Agent and its shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken or omitted with respect thereto. A copy of this Agreement and, if applicable, a statement by the Collateral Agent that an Event of Default exists shall be conclusive evidence of the Collateral Agent's right to act under this Section
4.4 as against all third parties.

         On the date hereof, each Pledging Lender is delivering to the Collateral Agent a separate power-of-attorney to the effect set forth in this
Section 4.3, duly executed by such Pledging Lender.

         SECTION 4.5. CHANGES AFFECTING SECURITY INTEREST. No Pledging Lender shall take any action that may affect the validity or first priority of the Security Interest (including, in the case of any Pledging Lender based in Brazil, [TO COME FROM MACHADO MAYER] or in the case of any Pledging Lender based in the United States, adopt a trade name or change its name, chief executive office, principal place of business, identity or structure) unless, 15 days prior to taking such action, such Pledging Lender gives written notice to the Collateral Agent of such event and delivers to the Collateral Agent such Supplemental Documentation, and takes such other action, as may be required to preserve the validity or first priority of the Security Interest or requested by the Collateral Agent.

         SECTION 4.6. PAYMENT OF CHARGES AND CLAIMS. Each Pledging Lender shall pay (a) all Charges imposed upon any Pledged Collateral, and (b) all claims that have become due and payable and, under Applicable Law, have or may become Liens upon any Pledged Collateral, in each case before any penalty shall be incurred with respect thereto; provided that, unless foreclosure, levy or similar proceedings shall have commenced, such Pledging Lender need not pay or discharge any such Charges or claims so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as adequate reserves therefor have been established in accordance with GAAP. If any Pledging Lender fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section and asserted against any Pledged Collateral, such Pledging Lender shall so notify the Collateral Agent and, regardless of whether such notice is given, the Collateral Agent may, at any time and from time to time, in its sole discretion and without waiving or releasing any obligation of such Pledging Lender under this Agreement or the other Pari Passu Loan Documents or waiving any Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Collateral Agent deems advisable.

         SECTION 4.7. DUTY OF CARE.

                  (a) The Pari Passu Secured Parties shall have no duty of care with respect to the Pledged Collateral, except that each Pari Passu Secured Party shall have an obligation to exercise reasonable care with respect to Pledged Collateral in its possession; provided that (i) each Pari Passu Secured Party shall be deemed to have exercised reasonable care if Pledged Collateral in its possession is accorded treatment substantially comparable to that which such Pari Passu Secured Party accords its own property or treatment substantially in accordance with actions requested by any Pledging Lender in writing, although such Pari Passu Secured Party shall not be obligated to comply with any such requests, and (ii) the Pari Passu Secured Parties shall have no obligation to take any actions to preserve rights against other parties with respect to any Pledged Collateral. Without limitation, the Pari Passu Secured Parties shall (A) bear no risk or expense with respect to any Pledged Collateral and (B) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Pledged Collateral, or to maximize interest or other returns with respect thereto.

                  (b) The Collateral Agent may at any time deliver or redeliver the Pledged Collateral or any part thereof to any Pledging Lender and the receipt of any of the same by such Pledging Lender shall be complete and full acquittance for the Pledged Collateral so delivered, and the Collateral Agent thereafter shall be discharged from any liability or responsibility therefor.

         SECTION 4.8. SALE OF COLLATERAL; FURTHER ENCUMBRANCES.

                  (a) No Pledging Lender shall (i) except for dispositions expressly permitted by this Section 4.8 (collectively, "Permitted Sales"), sell, lease or otherwise dispose of any Pledged Collateral, or any interest therein, or (ii) grant or suffer to exist any Lien in or on any Pledged Collateral. If any Pledged Collateral, or any interest therein, is disposed of in violation of these provisions, the Security Interest shall continue in such Pledged Collateral or interest notwithstanding such disposition, the Person to which the Pledged Collateral or interest is being transferred shall be bound by this Agreement, and such Pledging Lender shall deliver all Proceeds thereof to the Collateral Agent to be held as Pledged Collateral hereunder.

                  (b) Any disposition by any Pledging Lender of any Subject Loan shall be permitted, provided (i) the transferee becomes a party hereto by executing an Accession Agreement if (A) such loan is, and intended to continue to constitute, a Shareholder Loan or (B) the transferee is a Shareholder Party, or any of their respective Affiliates, (ii) if clause (i) applies, on or prior to the date of such disposition, all actions required by Sections 4.2 and 4.4 have been taken, and (iii) if clause (i) does not apply, no Event of Default results from such disposition.

                  (c) Concurrently with any Permitted Sale, the Security Interest shall automatically be released from the Pledged Collateral so disposed of; provided, however, that the transferring Pledging Lender and the Company each delivers to the Collateral Agent an Officers Certificate stating that all conditions to such release set forth herein have been satisfied.

                  (d) Upon satisfaction of all conditions precedent set forth herein, the Collateral Agent shall execute and deliver any releases or other documents reasonably requested by the relevant Pledging Lender to accomplish or confirm the release of Pledged Collateral provided by this Section. Any such release shall specifically describe that portion of the Pledged Collateral to be released, shall be expressed to be unconditional and shall be without recourse or warranty (other than a warranty that the Collateral Agent has not assigned its rights and interests to any other Person). The Company shall pay all of the Collateral Agent's expenses in connection with any such release and other documents.

         SECTION 4.9. CERTAIN WAIVERS. Except as otherwise provided in this Agreement, each Pledging Lender, upon and only upon the making of a Subject Loan, shall hereby waive: (a) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Collateral Agent may do in this regard; (b) notice prior to taking possession or control of any Pledged Collateral; (c) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE COLLATERAL AGENT TO EXERCISE ANY OF ITS RIGHTS, POWERS OR REMEDIES; (d) the benefit of all valuation, appraisement, redemption and exemption laws; (e) any rights to require marshaling of the Pledged Collateral upon any sale or otherwise to direct the order in which the Pledged Collateral shall be sold; (f) any setoff; and (g) any defenses arising by reason of any disability or defense of any Person.

                                   ARTICLE 5.

                          SUBSEQUENT SHAREHOLDER LOANS
                       AND SUBSEQUENT AFFILIATE AGREEMENTS
                                AND SUBJECT LOANS

         SECTION 5.1. SUBSEQUENT SHAREHOLDER LOANS. Prior to or contemporaneously with the making of any Subject Loan that is intended to constitute a Shareholder Loan by any Shareholder Party or any Affiliate of any Shareholder Party to the Company or any Subsidiary at any time or from time to time after the date hereof:

                  (a) the Shareholder Party shall, or shall cause such Affiliate of such Shareholder Party to, and the Company shall, or shall cause such Subsidiary to, execute and deliver to the Collateral Agent (A) if such Affiliate is not then a party to this Agreement, an Accession Agreement substantially in the form of Exhibit A, (B) an amendment to this Agreement substantially in the form of Exhibit B, supplementing Schedule 1 hereto to pledge such Subject Loan as additional Pledged Collateral and (C) an opinion of counsel to the effect that the Pledging Lender has granted a legal, valid, perfected and first priority security interest in favor of the Collateral Agent in the loan, securing the performance of the Secured Obligations, and has completed, or caused to be completed, all necessary filings and registrations to that effect;

                  (b) the Shareholder Party shall, or shall cause such Affiliate of such Shareholder Party to, deliver to the Collateral Agent all notes and other loan documents from time to time evidencing such Subject Loan, which shall be in suitable form for transfer by delivery, or be duly endorsed to the order of the Collateral Agent and in form and substance satisfactory to the Collateral Agent, together with all Supplemental Documentation;

                  (c) the Shareholder Party shall, or shall cause such Affiliate of such Shareholder Party to, promptly make all registrations and filings, obtain all Governmental Approvals, and take all other actions that may be necessary in order for the Security Interest to be perfected or of first priority or that shall be requested by the Collateral Agent to assure the priority of the Security Interest therein; and

                  (d) the Shareholder Party shall, or shall cause such Affiliate of such Shareholder Party to, execute and deliver to the Collateral Agent a separate power-of-attorney to the effect set forth in this Section 4.4.

         SECTION 5.2. SUBSEQUENT AFFILIATE AGREEMENTS. Prior to or contemporaneously with the making of any Subject Loan or the entering into of any Affiliate Agreement by any Affiliate of any Shareholder Party with the Company or any Subsidiary at any time or from time to time after the date hereof, such Shareholder Party shall cause such Affiliate of such Shareholder Party, if such Affiliate Party is not then a party to this Agreement, to, and the Company shall, or shall cause such Subsidiary to, execute and deliver to the Collateral Agent (A) an Accession Agreement substantially in the form of Exhibit A, and (B) an amendment to this Agreement substantially in the form of Exhibit B, supplementing Schedule 2 hereto to include such Affiliate Agreement. Contemporaneously with the making of any Subject Loan or the entering into of any Affiliate Agreement by any Shareholder Party or any Affiliate of any Shareholder Party at any time or from time to time after the date hereof, if such Affiliate Party is then a party to this Agreement, Schedule 2 shall be supplemented to include such Subject Loan or Affiliate Agreement pursuant to the provisions of Section 9.1.

         SECTION 5.3. SUBSEQUENT JUNIOR OBLIGATIONS GENERALLY. Notwithstanding anything herein to the contrary, the provisions of this Agreement (other than this Article 5 which shall be binding on each party hereto) will not apply to or be effective with respect to any Shareholder Party unless and until it has made a Subject Loan or entered into an Affiliate Agreement, and then only the provisions of this Agreement (other than this Article 5 which shall be binding on each party hereto) applicable to the Subject Loan that is intended to constitute a Shareholder Loan, other Subject Loan or Affiliate Agreement shall be applicable to the Shareholder Party that made or entered into such Junior Obligation.

                                   ARTICLE 6.

                  TERMS OF SUBORDINATION OF JUNIOR OBLIGATIONS

         SECTION 6.1. SUBORDINATION OF JUNIOR OBLIGATIONS. Each Shareholder Party, for itself and its successors and assigns, agrees that, upon and only upon the making of any Subject Loan or the entering into of any Affiliate Agreement (a) to the extent and in the manner provided in this Agreement, the Junior Obligations are hereby expressly made subordinate and subject in right of payment to the prior Payment in Full of all Senior Obligations, (b) the subordination is for the benefit of the Pari Passu Secured Parties, (c) the Pari Passu Secured Parties shall conclusively be deemed to have extended or acquired the Senior Obligations, whether now outstanding or hereafter created, incurred, assumed or guarantied, in reliance upon the covenants and provisions contained in this Agreement and (d) the provisions of this Agreement apply notwithstanding anything to the contrary in the Junior Documents.

         SECTION 6.2. NO PAYMENTS IN RESPECT OF PLEDGED DEBT, ETC.

                  (a) The Company shall not make, and no Pledging Lender shall ask for, take or receive any payment or distribution of any kind or character, whether in cash, securities or other property, on account of principal, premium, interest or any other amount constituting or payable with respect to Pledged Debt, except for payments of interest in the form of additional Pledged Debt, provided Section 4.1 is complied with.

                  (b) No Pledging Lender shall accelerate, demand, sue for, collect, enforce any claim for or set off with respect to principal, premium, interest or any other amount constituting or payable with respect to Pledged Debt, or otherwise exercise any remedy under the Pledged Debt or otherwise available to it with respect thereto (including filing, taking or maintaining any proceeding under the Bankruptcy Law against or with respect to the Company under any Pledged Collateral) or take any other action against the Company or its property; provided that such Pledging Lender shall file a proof of claim in respect of the Pledged Collateral in any Insolvency or Liquidation Proceeding or any similar proceeding as and when required therein. So long as an Acceleration shall exist, the Collateral Agent, upon notice to such Pledging Lender, shall have the right to exercise any or all of the foregoing rights and remedies and to hold as Pledged Collateral any and all cash and other property received in connection therewith.

                  (c) All cash and other property required to be delivered to the Collateral Agent hereunder shall, if received by any Pledging Lender, be received in trust for the benefit of the Pari Passu Secured Parties, be segregated from the other property of the Pledging Lenders, and promptly be delivered to the Collateral Agent in the same form as so received (with any appropriate endorsements or assignments).

         SECTION 6.3. NO PAYMENT ON JUNIOR OBLIGATIONS UNDER SPECIFIED AFFILIATE
                      AGREEMENTS IN CERTAIN CIRCUMSTANCES.

                  (a) During the existence of a Default or Event of Default, or if a Default or Event of Default would result from any such payment or distribution, giving effect to such payment or distribution on a pro forma basis as of the last day of the immediately preceding Fiscal Quarter, no direct or indirect payment or distribution of any kind or character, whether in cash, securities or other property, shall be made by the Company or any Subsidiary, and the Affiliate Parties party to such agreement shall not be entitled to receive or retain any payment or distribution, on account of any Junior Obligations under any Specified Affiliate Agreement.

                  (b) The Company shall give prompt written notice to the Affiliate Parties of the occurrence of any Default or Event of Default. Failure to give such notice shall not affect the subordination of the Junior Obligations under Specified Affiliate Agreements to the Senior Obligations as provided herein.

                  (c) Promptly after the cessation of an Event of Default, the Collateral Agent shall send written notice of such cessation to each of the Affiliate Parties and the Company, and each Affiliate Party shall immediately and conclusively be entitled to rely on such notice and the Company and each Subsidiary shall immediately cease to be obligated to comply with Section

6.3(a), in each case, unless and until the Collateral Agent delivers a subsequent notice of the occurrence and continuation of a Default or an Event of Default.

         SECTION 6.4. SUBORDINATION OF JUNIOR OBLIGATIONS ON DISSOLUTION,
                      LIQUIDATION OR REORGANIZATION OF THE COMPANY OR ANY SUBSIDIARY.

         In the event of any Insolvency or Liquidation Proceeding:

                  (a) Upon any payment or distribution of assets of the Company, any Subsidiary, or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character, whether in cash, securities or other property, the Pari Passu Secured Parties shall first be entitled to receive Payment in Full of all Senior Obligations, before the Junior Creditors shall be entitled to receive any payment or distribution on account of principal, premium, interest or any other amount constituting or payable with respect to Junior Obligations.

                  (b) Any payment or distribution of assets of the Company, any Subsidiary, or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character, whether in cash, securities or other property (including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Company or any Subsidiary that is subordinated to the payment of the Junior Obligations), to which the Junior Creditors would be entitled except for the provisions of this Section 6.4, shall be paid by the liquidating trustee, agent or other Person making such payment or distribution directly to the Collateral Agent, until all Senior Obligations are Paid in Full, after giving effect to any concurrent payments or distributions with respect to Senior Obligations to or for the benefit of the Pari Passu Secured Parties.

                  (c) The Company shall give prompt written notice to the Junior Creditors of any Insolvency or Liquidation Proceeding. Failure to give such notice shall not affect the subordination of the Junior Obligations to the Senior Obligations as provided herein.

         SECTION 6.5. LIENS. Each Junior Creditor agrees that the Junior Obligations shall not be secured by any Liens on assets of the Company or any Subsidiary.

         SECTION 6.6. PAYMENTS UNDER OR AMENDMENTS OR WAIVERS OF AFFILIATE
                      AGREEMENTS; PAYMENT OF MANAGEMENT FEES.

         Each Affiliate Party acknowledges that

                  (a) except as permitted by Section 5.17 of the Common Terms Agreement, the Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, (i) advance or prepay any amount under any Affiliate Agreements or make any prepayment or distribution that is not required thereunder, or (ii) amend any Affiliate Agreement in a manner that (x) could reasonably be expected to have an adverse effect on the rights or remedies of the Pari Passu Lender Parties or (y) would cause such Affiliate Agreement to violate the terms of Section 5.11 of the Common Terms Agreement, and



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

                  (b) the Company and its Subsidiaries shall not pay any management or similar fee under any Affiliate Agreement, other than pursuant to the Know-How Agreement, the BCI Technical Services Agreement and the Secondment Agreement, each as in effect on the Closing Date (to the extent any of these agreements require the payment of any management fees), or pursuant to a management agreement approved by the Required Pari Passu Lenders.

                                   ARTICLE 7.

                EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         SECTION 7.1. EVENT OF DEFAULT. The occurrence of one or more "Events of Default" (as defined in the Common Terms Agreement) shall constitute an "Event of Default."

         SECTION 7.2. REMEDIES. If upon or after the occurrence of any Event of Default, the Collateral Agent is directed by the Pari Passu Lenders to exercise remedies under this Agreement (the occurrence of any such event shall be referred to as an "Acceleration"), then, whether or not all the Secured Obligations shall have become immediately due and payable:

                  (a) In addition to all its other rights, powers and remedies under this Agreement and Applicable Law, each Pari Passu Secured Party shall have, and may exercise, any and all of the rights, powers and remedies of a Pari Passu Secured Party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by Applicable Law.

                  (b) The Collateral Agent shall have the right, all at the Collateral Agent's sole option and as the Collateral Agent in its discretion may deem necessary or advisable, to do any or all of the following:

                           (i) foreclose the Security Interest by any available judicial procedure or without judicial process;

                           (ii) notify the Company that all payments thereon are to be made directly and exclusively to or as specified by the Collateral Agent;

                           (iii) collect by legal proceedings or otherwise all interest, principal or other sums now or hereafter payable upon or on account of the Pledged Collateral;

                           (iv) enter into any extension or reorganization agreement or any other agreement relating to or affecting the Pledged Collateral and, in connection therewith, deposit or surrender control of any Pledged Collateral or accept other property in exchange therefor;

                           (v) settle, compromise or release, on terms acceptable to the Collateral Agent, in whole or in part, any amounts owing on the Pledged Collateral or any disputes with respect thereto;



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                           (vi) receive, open and dispose of all mail addressed
         to any Pledging Lender and notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate, provided that the Collateral Agent agrees that it will promptly deliver over to such Pledging Lender any such opened mail as does not relate to the Pledged Collateral; and

                           (vii) exercise any and all other rights, powers, privileges and remedies of an owner of the Pledged Collateral, all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to the Pledging Lenders to exercise any such right, power or privilege and shall not be responsible for any failure to do so or delay in so doing.

                  (c) The Collateral Agent shall have the right to sell or otherwise dispose of all or any Pledged Collateral at public or private sale or sales, with such notice as may be required by Section 7.4, in lots or in bulk, at any exchange, over the counter or at any of the Collateral Agent's offices or elsewhere, for cash or on credit, with or without representations or warranties, all as the Collateral Agent, in its discretion, may deem advisable. The Pledged Collateral need not be present at any such sales. If sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser thereof, but the Pari Passu Secured Parties shall not incur any liability in case any such purchaser shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Pari Passu Secured Parties may purchase all or any part of the Pledged Collateral at public or, if permitted by Applicable Law, private sale, and in lieu of actual payment of the purchase price, the Collateral Agent may apply against such purchase price any amount of the Secured Obligations. Each Pledging Lender agrees that any sale of Pledged Collateral conducted by the Collateral Agent in accordance with the foregoing provisions of this Section and Section 5.3 shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

         SECTION 7.3. APPLICATION OF PROCEEDS.

                  (a) Any cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral following the occurrence of an Acceleration or otherwise shall be applied as provided in Article 9 of the Common Terms Agreement.

                  (b) Any surplus of cash and any notes and other receivables held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be reassigned and redelivered as provided in Section 8.7.

                  (c) Payments received from any third party on account of any Pledged Collateral shall not reduce the Secured Obligations until paid in cash to the Collateral Agent. The application of proceeds by the Collateral Agent shall be without prejudice to the Collateral Agent's rights as against any Pledging Lender or other Persons with respect to any Secured Obligations that may then be or remain unpaid.



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

                  (d) If at any time after an Acceleration any Pledging Lender receives any collections upon or other Proceeds of any Pledged Collateral, whether in the form of cash, notes or otherwise, such Proceeds shall be received in trust for the Pari Passu Secured Parties and such Pledging Lender shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Pari Passu Secured Parties and promptly deliver such Proceeds to the Collateral Agent in the identical form received.

         SECTION 7.4. NOTICE. Unless the Pledged Collateral is of a type customarily sold on a recognized market, the Collateral Agent will send or otherwise make available to the Pledging Lender to which any Pledged Collateral is payable reasonable notice of the time and place of any public sale or of the time on or after which any private sale of such Pledged Collateral is to be made. Each Pledging Lender agrees that any notice required to be given by the Collateral Agent of a sale or other disposition of Pledged Collateral, or any other intended action by the Collateral Agent, that is received in accordance with the provisions set forth in Section 9.3 five days prior to such proposed action shall constitute commercially reasonable and fair notice thereof to the Pledging Lenders. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledging Lender hereby waives any right to receive notice of any public or private sale of any Pledged Collateral or other security for the Secured Obligations except as expressly provided for in this Section.

                                   ARTICLE 8.

                         CERTAIN WAIVERS AND AGREEMENTS

         SECTION 8.1. RELATIVE RIGHTS; ETC.

                  (a) This Agreement defines the relative rights of the Junior Creditors, on the one hand, and the Pari Passu Secured Parties, on the other hand. Nothing in this Agreement is intended to or shall:

                         (i) impair, as between the Company or a Subsidiary and the Junior Creditors, the obligation of the Company, which is absolute and unconditional, to pay all principal, premium, interest and other amounts constituting or payable with respect to Junior Obligations as and when the same shall become due and payable in accordance with the terms of the Junior Obligations;

                         (ii) adversely affect the relative rights against the Company or any Subsidiary of the Junior Creditors and other creditors of the Company; or

                         (iii) prevent the Junior Creditors from exercising all remedies otherwise permitted by Applicable Law upon a default or event of default under the terms of the Junior Obligations, subject, however, in each case to (A) the rights of the Pari Passu Secured Parties under this Agreement to receive payments or distributions otherwise payable or deliverable to, or received by, the Junior Creditors upon the exercise of any such remedy, and (B) the restrictions set forth elsewhere in this Agreement.



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

                  (b) Without limitation, if the Company fails because of this Agreement to pay principal of or interest on the Junior Obligations on the due date, such failure shall still be considered a payment default or payment event of default under such Junior Obligations, as the case may be.

         SECTION 8.2. PROVISIONS TO EFFECTUATE SUBORDINATION OF JUNIOR
                      OBLIGATIONS.

                  (a) If, notwithstanding the provisions of Section 6.2, any Pledging Lender, and notwithstanding the provisions of Section 6.3, any Affiliate Party, shall have received any direct or indirect payment or distribution of any kind or character, whether in cash, securities or other property, in contravention of such provisions, then, unless and until such payment or distribution is no longer prohibited by this Agreement, such payment or distribution shall be held in trust for the Pari Passu Secured Parties and shall be promptly paid over to the Collateral Agent, for application to the payment of the Senior Obligations, until all Senior Obligations shall have been Paid in Full, after giving effect to any concurrent payments or distributions with respect to Senior Obligations to or for the benefit of the Pari Passu Secured Parties.

                  (b) Each Junior Creditor shall, at its expense, duly and promptly take (i) such actions as the Collateral Agent may request after the occurrence and during the continuation of an Event of Default, (A) to collect the Junior Obligations for the account of the Pari Passu Secured Parties, (B) to execute and deliver to the Pari Passu Secured Parties such assignments or other instruments as may be requested in order to enable the Pari Passu Secured Parties to enforce any and all claims with respect to the Junior Obligations,
(C) to collect and receive any and all payments and distributions that may be payable or deliverable with respect to the Junior Obligations and to which the Pari Passu Secured Parties are entitled hereunder and (D) to enable the Pari Passu Secured Parties to exercise the remedies of the Pari Passu Secured Parties hereunder; and (ii) such actions as the Collateral Agent may reasonably request, whether or not an Event of Default shall have occurred and be continuing, to enable the Pari Passu Secured Parties to exercise the rights of the Pari Passu Secured Parties hereunder or to carry out the provisions and intent of this Agreement.

                  (c) Each Junior Creditor hereby irrevocably appoints the Collateral Agent and its employees and agents as such Junior Creditor's true and lawful attorneys-in-fact, with full power of substitution, to (i) do all things required to be done by such Junior Creditor under this Agreement, and (ii) enable the Pari Passu Secured Parties to exercise the rights and remedies of the Pari Passu Secured Parties hereunder (including under Section 8.2(d)) or to carry out the provisions and intent of this Agreement.

                  (d) In the event of any Insolvency or Liquidation Proceeding, the Collateral Agent is irrevocably authorized and empowered, in its discretion, to the exclusion of the Junior Creditors, to (i) make and present for and on behalf of the Junior Creditors such proofs of claim on account of the Junior Obligations or other motions or pleadings as the Collateral Agent may deem expedient or proper, (ii) vote such claims in any such proceeding, (iii) demand, sue for, collect and receive any and all payments or distributions with respect to Junior Obligations in whatever form, give acquittance therefor, and apply such payments or distributions on account of the Senior Obligations, and (iv) take such other actions, in the name of the Pari Passu Secured Parties, the Junior Creditors or otherwise, as the Collateral Agent may deem necessary or



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

advisable for the enforcement of this Agreement. To the extent that payments or distributions are made in property other than cash, the Junior Creditors irrevocably authorizes the Collateral Agent to sell such property to such buyers and on such terms as the Collateral Agent, in its discretion, shall determine.

                  (d) Each Junior Creditor agrees not to (i) take, or cause to be taken, any action (A) to challenge the legality, validity, enforceability, or amount of the Senior Obligations or (B) the purpose or effect of which would give the Junior Obligations a preference or priority over any Senior Obligations, (ii) induce any other Person to take such action or (iii) cooperate with any other Person in taking such action.

         SECTION 8.3. NATURE OF AGREEMENT. This Agreement, and the liability of each Junior Creditor hereunder, is independent of and not in consideration of or contingent upon the liability of the Company, any Subsidiary Guarantor or any other Person directly or indirectly liable on the Senior Obligations or the Secured Obligations or any portion thereof (a "Guarantor;" each of the Company and the Guarantors is referred to herein as an "Obligor") and this Agreement may be enforced, Foreclosure Action or other action may be taken against all or any Pledged Collateral, whether or not action is brought or prosecuted against the Company or any other Obligor or whether the Company or any other Obligor is joined in any such action or whether any Foreclosure Action or other action is taken with respect to any collateral for the Senior Obligations (the "Senior Collateral") or any other collateral. This Agreement shall be construed as continuing, absolute and unconditional without regard to:

                           (a) the legality, validity or enforceability of the Common Terms Agreement or any other Senior Document, any Senior Obligations (which term, for purposes of Sections 8.3 through 8.8, shall include all Secured Obligations), any Lien or Senior Collateral or any guaranty of the Senior Obligations or any part thereof (a "Guaranty");

                           (b) any defense (other than payment), setoff or counterclaim that may at any time be available to the Company or any other Obligor against, and any right of setoff at any time held by, any Pari Passu Secured Party;

                           (c) any act or failure to act on the part of the Company or any other Obligor or any Pari Passu Secured Party, or any noncompliance by the Company or any other Obligor with the provisions and covenants of, or any other default under, the Common Terms Agreement or any other Senior Document, regardless of any knowledge thereof that any Pari Passu Secured Party may have or be otherwise charged with;

                           (d) any increase, decrease or other change in the amount of time, manner or place of payment of the Senior Obligations or any part thereof or other amendment to the terms and conditions of the Common Terms Agreement, any other Senior Document or any provision thereof;

                           (e) any exchange, release (whether intentionally or unintentionally), or non-perfection of any Lien on any other collateral or any part thereof or any release of or



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

         settlement with any Obligor in respect of this Agreement, any other guaranty or any of the Senior Obligations;

                           (f) any requirement of marshaling or other election of remedies by any Pari Passu Secured Party;

                           (g) any failure to exercise, waiver or termination, of any of the remedies or rights of any Pari Passu Secured Party against the Company or any other Obligor in respect of any Senior Obligations or any other collateral; or

                           (h) any other circumstance whatsoever (with or without notice to or knowledge of any Junior Creditor or any other Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Company or any other Obligor for the Senior Obligations, in bankruptcy or in any other instance.

         SECTION 8.4. AUTHORIZATION. Each Junior Creditor authorizes each Pari Passu Secured Party, without notice to or further assent by any Junior Creditor, and without affecting any Junior Creditor's liability hereunder (regardless of whether any subrogation or similar right that such Junior Creditor may have or any other right or remedy of such Junior Creditor is extinguished or impaired or the ultimate recovery by any Junior Creditor is reduced or eliminated), from time to time to:

                           (a) permit the Company or any other Obligor to increase or create Senior Obligations, or terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Senior Obligations or any part thereof (including increasing or decreasing the rate of interest thereon), or otherwise amend the terms and conditions of Common Terms Agreement, any other Senior Document or any provision thereof;

                           (b) take and hold Senior Collateral from the Company or any other Person, perfect or refrain from perfecting a Lien on such Senior Collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such Senior Collateral or Lien or any part thereof;

                           (c) exercise in such manner and order as it elects in its discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Pari Passu Secured Party against the Company or any other Obligor or any Senior Collateral;

                           (d) release, add or settle with any such other Obligor in respect of any Guaranty, the Senior Obligations;

                           (e) accept partial payments on the Senior Obligations and apply any and all payments or recoveries from any Obligor or Senior Collateral to such of the Senior Obligations as any Pari Passu Secured Party may elect in its discretion, whether or not such Senior Obligations are otherwise secured or guarantied;

                           (f) refund at any time, at such Pari Passu Secured Party's discretion, any payments or recoveries received by such Pari Passu Secured Party in respect of any Senior Obligations or Senior Collateral; and

                           (g) otherwise deal with the Company, any other Obligor and any Senior Collateral as such Pari Passu Secured Party may elect in its sole discretion.

         SECTION 8.5. CERTAIN WAIVERS.

                  (a) Each Junior Creditor waives:

                           (i) all rights and benefits under Applicable Law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

                           (ii) the benefit of any statute of limitations affecting the Senior Obligations or any Junior Creditor's liability hereunder;

                           (iii) any requirement of marshaling or any other principle of election of remedies;

                           (iv) any right to assert against any Pari Passu Secured Party any defense (legal or equitable), setoff, counterclaim and other right that any Junior Creditor may now or any time hereafter have against the Company or any other Obligor;

                           (v) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Agreement, and all other notices of any kind, including (A) notice of the existence, creation or incurrence of new or additional Senior Obligations, (B) notice of any action taken or omitted by the Pari Passu Secured Parties in reliance hereon, (C) notice of any default by the Company or any other Obligor, (D) notice that any portion of the Senior Obligations is due, and (E) notice of any action against the Company or any other Obligor, or any enforcement or other action with respect to any Senior Collateral, or the assertion of any right of any Pari Passu Secured Party hereunder; and

                           (vi) all defenses that at any time may be available to any Junior Creditor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect.

                  (b) The Junior Creditors waive specifically (i) the right to seek to give credit (secured or otherwise) to the Company in any way under
Section 364 of the Bankruptcy Law unless the same is subordinated in all respects to all Senior Obligations in accordance with the terms and conditions of this Agreement; (ii) the right to take a position inconsistent with or contrary to that of the Pari Passu Secured Parties (including a position by the Pari Passu Secured Parties to take no action) if the Company seeks to use, sell or lease Pledged Collateral (or the proceeds thereof) under Section 363 of the Bankruptcy Law or seeks to accept or reject any executory contract or lease under Section 365 of the Bankruptcy Law; and (iii) the right to



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receive any collateral (including any "super priority" or equal or "priming" or replacement Lien) for the Junior Obligations.

         SECTION 8.6. NO SUBROGATION; CERTAIN AGREEMENTS.

                  (a) EACH JUNIOR CREDITOR WAIVES ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY, CONTRIBUTION OR REIMBURSEMENT, ANY BENEFIT OF, OR RIGHT TO ENFORCE, ANY REMEDY THAT THE PARI PASSU SECURED PARTIES NOW OR HEREAFTER MAY HAVE AGAINST THE COMPANY OR ANY OTHER OBLIGOR (OTHER THAN RIGHTS OF CONTRIBUTION FROM OBLIGORS OTHER THAN THE COMPANY) OR ANY OTHER PERSON IN RESPECT OF THE SENIOR OBLIGATIONS, ANY BENEFIT OF, AND ANY RIGHT TO PARTICIPATE IN, ANY COLLATERAL OR SECURITY, WHETHER REAL OR PERSONAL PROPERTY, NOW OR HEREAFTER HELD BY ANY PARI PASSU SECURED PARTY AND ANY AND ALL OTHER RIGHTS AND CLAIMS (AS DEFINED IN THE BANKRUPTCY LAW) ANY PARI PASSU SECURED PARTY MAY HAVE AGAINST THE COMPANY OR ANY OTHER OBLIGOR, UNDER APPLICABLE LAW OR OTHERWISE, UNLESS AND UNTIL THE SENIOR OBLIGATIONS SHALL HAVE BEEN PAID IN FULL. If, notwithstanding the foregoing, any amount shall be paid to any Junior Creditor on account of any such rights at any time, such amount shall be held in trust for the benefit of the Pari Passu Secured Parties and shall forthwith be paid to the Collateral Agent to be held as Senior Collateral or credited and applied in accordance with the terms of the Senior Documents upon the Senior Obligations, whether matured, unmatured, absolute or contingent, in the Collateral Agent's discretion.

                  (b) Each Junior Creditor assumes the responsibility for being and keeping itself informed of the financial condition of the Company and each other Obligor and of all other circumstances bearing upon the risk of nonpayment of the Senior Obligations that diligent inquiry would reveal, and agrees that the Pari Passu Secured Parties shall have no duty to advise the Junior Creditor of information regarding such condition or any such circumstances.

         SECTION 8.7. BANKRUPTCY NO DISCHARGE.

                  (a) Without limiting Section 8.3, this Agreement shall not be discharged or otherwise affected by any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Obligor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Senior Obligations in or as a result of any such proceeding, whether or not assented to by any Pari Passu Secured Party, (ii) any disallowance of all or any portion of any Pari Passu Secured Party's claim for repayment of the Senior Obligations,
(iii) any use of cash or other Senior Collateral in any such proceeding under US Bankruptcy Law, (iv) any agreement or stipulation as to adequate protection in any such proceeding under US Bankruptcy Law, (v) any failure by any Pari Passu Secured Party to file or enforce a claim against the Company or any other Obligor or its estate in any such proceeding, (vi) any amendment, modification, stay or cure of any Pari Passu Secured Party's rights that may occur in any such proceeding, (vii) any election by any Pari Passu Secured Party under Section 1111(b)(2) of US Bankruptcy Law, or (viii) any borrowing or grant of a Lien under Section 364 of US Bankruptcy Law. Each Junior Creditor understands and acknowledges that, by virtue of this Agreement, it has specifically



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

assumed any and all risks of any such proceeding with respect to the Company and each other Obligor.

                  (b) Any Event of Default under Section 6.1(f) and (g) of the Common Terms Agreement shall render all Senior Obligations automatically due and payable for purposes of this Agreement.

         SECTION 8.8. TRANSFEREES OF JUNIOR CREDITORS; NOTICE OF SUBORDINATION.

                  (a) No Junior Creditor shall at any time assign, grant participations in, encumber or otherwise dispose of, all or any portion of the Junior Documents or any Junior Obligations, except if, in the case of an assignment or participation only, any such assignee or participant shall have assumed, in a writing satisfactory to the Collateral Agent, all the obligations of the Junior Creditor under this Agreement.

                  (b) Each Junior Creditor will place on each promissory note or other instrument subordinated hereunder a conspicuous legend stating that it is subject to this Agreement.

                  (c) Each Junior Creditor warrants and represents that (i) it has not previously assigned or otherwise disposed of any interest in the Junior Obligations, and (ii) no party owns an interest in the Junior Obligations other than the Junior Creditors.

                                   ARTICLE 9.

                                     GENERAL

         SECTION 9.1. AMENDMENTS AND OTHER MODIFICATIONS. No amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Collateral Agent, any Junior Creditor affected thereby and, if the rights or obligations of the Company are materially affected thereby, the Company, provided that the foregoing shall not apply to (a) the addition of any Junior Creditor pursuant to an Accession Agreement duly executed and delivered by the Company, any Subsidiary party to the related Junior Documents, the Collateral Agent and such Junior Creditor or (b) the supplementation of Schedule 1 or
Schedule 2 pursuant to Article 5. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Junior Creditors in any case shall entitle the Junior Creditors to any other or further notice or demand in similar or other circumstances.

         SECTION 9.2. CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Pari Passu Secured Parties under Applicable Law, the other Senior Documents or otherwise. No failure or delay on the part of the Pari Passu Secured Parties in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.



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

         SECTION 9.3. NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 9.3, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated on Schedule 1.1(a) to the Common Terms Agreement (in the case of the Collateral Agent), Schedule 10.4 to the Common Terms Agreement (in the case of the Company or HoldCo) or Schedule 9.3 hereto (in the case of any Shareholder Party).

         SECTION 9.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of the Junior Creditors, the Pari Passu Secured Parties, the Company, the Subsidiaries and their respective successors and assigns. Neither any Junior Creditor nor the Company or any Subsidiary shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. The benefits of this Agreement shall pass automatically with any assignment of the Senior Obligations or the Secured Obligations (or any portion thereof), to the extent of such assignment.

         SECTION 9.6. PAYMENTS SET ASIDE. Notwithstanding anything to the contrary herein contained, this Agreement, the Secured Obligations and the Security Interest and the subordinations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Senior Obligations or the Secured Obligations are rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Pari Passu Secured Party in connection with any Insolvency or Liquidation Proceeding involving the Company, any other Obligor, any Pledging Lender or any other party liable with respect to the Senior Obligations or the Secured Obligations or otherwise, if the proceeds of any Pledged Collateral are required to be returned by such Pari Passu Secured Party under any such circumstances, or if any Pari Passu Secured Party elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Pledged Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Pledged Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Pledging Lenders in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Pledged Collateral.

         SECTION 9.6. CONTINUING AGREEMENT OF SUBORDINATION; CONTINUING SECURITY
                      INTEREST; TERMINATION.

                  (a) This Agreement shall create a continuing agreement of subordination of the Junior Obligations and a continuing security interest in the Pledged Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible

Payment in Full of the Senior Obligations and the Secured Obligations and termination of all financing arrangements between the Company and the Pari Passu Secured Parties.

                  (b) Any investigation at any time made by or on behalf of the Pari Passu Secured Parties shall not diminish the right of the Pari Passu Secured Parties to rely on the agreements, representations or warranties set forth herein.

                  (c) After termination of this Agreement, the Collateral Agent shall, upon the request and at the expense of the Pledging Lenders, forthwith assign, transfer and deliver to such Pledging Lender its order, against receipt and without recourse to the Pari Passu Secured Parties, such of the Pledged Collateral as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, together with proper instruments (including UCC termination statements on Form UCC-2 or such other form as may be appropriate in any jurisdiction) acknowledging the termination of this Agreement.

         SECTION 9.7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

         SECTION 9.8. CHOICE OF FORUM.

                  (a) Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement shall be tried and litigated in, and the Company, each of the Pari Passu Secured Parties and each of the Junior Creditors hereby consent to the non-exclusive jurisdiction of, state or federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH OF THE JUNIOR CREDITORS AND THE PARI PASSU SECURED PARTIES WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                  (b) Each Junior Creditor hereby irrevocably appoints CT Corporation Systems (which has consented thereto) with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its Process Agent (the "Process Agent") to receive for and on behalf of such Junior Creditor service of process in the County of New York relating to this Agreement. SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AGAINST ANY JUNIOR CREDITOR MAY BE MADE ON THE PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND THE PROCESS AGENT IS HEREBY AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF SUCH JUNIOR CREDITOR AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON THE PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH JUNIOR CREDITOR, SUFFICIENT

FOR PERSONAL JURISDICTION, 10 DAYS AFTER MAILING, AND SHALL BE LEGAL AND BINDING UPON SUCH JUNIOR CREDITOR FOR ALL PURPOSES, NOTWITHSTANDING ANY FAILURE OF THE PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO SUCH JUNIOR CREDITOR, OR ANY FAILURE ON THE PART OF SUCH JUNIOR CREDITOR TO RECEIVE THE SAME. Each Junior Creditor confirms that it has instructed the Process Agent to mail to such Junior Creditor, upon service of process being made on the Process Agent pursuant to this Section, a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at such Junior Creditor's address set forth in either Schedule 10.4 to the Common Terms Agreement or Schedule 9.3 hereto, or to such other address as such Junior Creditor may notify the Process Agent in writing. Each Junior Creditor agrees that it will at all times maintain a process agent to receive service of process in the County of New York on its behalf with respect to this Agreement. If for any reason the Process Agent or any successor thereto shall no longer serve as such process agent or shall have changed its address without notification thereof to the Collateral Agent, such Junior Creditor, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute process agent acceptable to the Collateral Agent in the County of New York and advise the Collateral Agent thereof.

                  (c) Nothing contained in this Section shall preclude any Pari Passu Secured Party from bringing any action or proceeding arising out of or relating to this Agreement in the courts of any place where any Junior Creditor or any of its assets may be found or located.

         SECTION 9.9. MAXIMUM LIABILITY OF JUNIOR CREDITORS. The aggregate amount of payments or distributions with respect to Junior Obligations held by any Junior Creditor that is not a direct or indirect owner of Capital Stock of the Company that the Pari Passu Secured Parties shall be entitled to receive under this Agreement, and the Security Interest in the Pledged Debt owed to any such Junior Creditor, shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Law or any applicable provisions of comparable state law.

         SECTION 9.10. HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

         SECTION 9.11. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

         SECTION 9.12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

         SECTION 9.13. COMPLETE AGREEMENT. This Agreement, together with the exhibits and schedules hereto, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

         SECTION 9.14. LIMITATION OF LIABILITY. No claim shall be made by any Junior Creditor against the Pari Passu Secured Parties or the Affiliates, directors, officers, employees or agents of the Pari Passu Secured Parties for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Pari Passu Financing Documents, or any act, omission or event occurring in connection therewith; and each Junior Creditor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         SECTION 9.15. CONFLICTING AGREEMENTS; COLLATERAL SPECIFICALLY COVERED BY OTHER AGREEMENTS. To the extent the terms and provisions of this Agreement conflict with the terms and provisions of the Common Terms Agreement or any other Senior Document, the terms and provisions of this Agreement shall govern as they relate to the Pledged Collateral.

         SECTION 9.16. WAIVER OF TRIAL BY JURY. EACH JUNIOR CREDITOR AND THE PARI PASSU SECURED PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.


                                       VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       -----------------------------------------
                                       WITNESS


                                       -----------------------------------------
                                       WITNESS


                                       BELL CANADA INTERNATIONAL (BRAZIL
                                       TELECOM I) LIMITED, a British Virgin
                                       Islands company


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       QUALCOMM DO BRASIL LTDA., a limitada
                                       organized under the laws of Brazil


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       -----------------------------------------
                                       WITNESS


                                       -----------------------------------------
                                       WITNESS


                                       VELOCOM CAYMAN BRASIL HOLDINGS, a
                                       Cayman Islands company


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BELL CANADA INTERNATIONAL INC.,
                                       a Canadian corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       VELOCOM INC.,
                                       a Delaware corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       QUALCOMM INCORPORATED, a Delaware
                                       corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       LASALLE BANK NATIONAL ASSOCIATION
                                       as Collateral Agent


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


AGREED TO AND ACCEPTED AS
OF THE DATE OF THIS
AGREEMENT:

COMPANY:

VESPER S.A., a sociedade anonima
organized under the laws of Brazil

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

----------------------------------
Witness

----------------------------------
Witness

                                                                       EXHIBIT A

                               ACCESSION AGREEMENT

         THIS ACCESSION AGREEMENT (this "Agreement"), dated as of
________________, is entered into by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"), LASALLE BANK NATIONAL ASSOCIATION, as collateral agent and common administrative agent (the "Collateral Agent"), and _______________ (the "Junior Creditor").

         Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Shareholder Pledge and Subordination Agreement, dated as of December 17, 1999 (the "Shareholder Pledge Agreement"), among the Company and the corporations or other entities named as Pledging Lenders therein, the natural persons and/or the corporations or other entities named as Affiliate Parties therein and the Collateral Agent, as agent and representative for the institutions that now or in the future are parties to the Common Terms Agreement described therein, to which Shareholder Pledge Agreement this Accession Agreement has been appended pursuant to Section 4.1 thereof.

                                    RECITALS

         A. Pursuant to the Common Terms Agreement, under certain circumstances the Company may incur Shareholder Loans from any Pledging Lender or Affiliate Loans from any Affiliate Lender and the Company or any Subsidiary may enter into Affiliate Agreements with any Affiliate Party. The Shareholder Pledge Agreement contemplates that a Pledging Lender, an Affiliate Lender or an Affiliate Party will enter into an Accession Agreement pursuant to which such Pledging Lender, Affiliate Lender or Affiliate Party will agree to be bound by the terms and conditions set forth in the Shareholder Pledge Agreement as if an original party thereto.

         B. The undersigned Junior Creditor is (check applicable):

                  _____    a Pledging Lender, including in respect of the
                  Shareholder Loan described on Schedule 1 hereto (and the Pledging Lender is also entering into an Amendment to the Shareholder Pledge Agreement supplementing Schedule 1 thereto with the information shown on Schedule 1 hereto);

                  _____    an Affiliate Party in respect of the Specified
                  Affiliate Agreement described on Schedule 1 hereto (and
                  Schedule 2 thereto shall be supplemented with the information shown on Schedule 1 hereto); or



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit A

                  _____    an Affiliate Party in respect of an Affiliate
                  Agreement (other than a Specified Affiliate Agreement) or Subject Loan described on Schedule 1 hereto (and Schedule 2 thereto shall hereby be supplemented with the information shown on Schedule 1 hereto); or

         C. By this Accession Agreement, the undersigned Junior Creditor and the Company (and the relevant Subsidiary, if any) desire to acknowledge and affirm the terms and conditions set forth in the Shareholder Pledge Agreement applicable to the Junior Creditor and the Junior Obligations.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

                  1. The [Pledging Lender or Affiliate Party] hereby agrees to be bound by the Shareholder Pledge Agreement as if an original party thereto and is attaching hereto the powers of attorney required by
         Section 4.4 and 8.2(c) of the Shareholder Pledge Agreement.

                  2. The [Pledging Lender or Affiliate Party] hereby makes, as of the date hereof, all representations and warranties set forth in Section [3.1 or 3.2] of the Shareholder Pledge Agreement.

                  3. The Shareholder Pledge Agreement and this Accession Agreement set forth the entire agreement and understanding between the parties as to the subject matter hereof and supersede all prior and contemporaneous discussions, agreements and understandings of any and every nature among them.

                  4. This Accession Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties.



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit A

         IN WITNESS WHEREOF, the undersigned have executed this Accession Agreement as of the date set forth above.


                                       VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       -----------------------------------------
                                       WITNESS


                                       -----------------------------------------
                                       WITNESS



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit A

                                       LASALLE BANK NATIONAL ASSOCIATION
                                       as Collateral Agent


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       [JUNIOR CREDITOR]


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit A

                                                                       EXHIBIT B

                                FORM OF AMENDMENT
                                       TO
                               SHAREHOLDER PLEDGE
                                       AND
                             SUBORDINATION AGREEMENT

         This ______ Amendment to the Shareholder Pledge and Subordination Agreement (this "Amendment") is made as of ________, ___ by and among

                  a. The undersigned Pledging Lender;

                  b. VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"); and

                  c. LASALLE BANK NATIONAL ASSOCIATION, ("LaSalle"), as collateral agent and common administrative agent for the "Pari Passu Facility Agents" under the "Pari Passu Financing Agreements" (each referred to below) that now or in the future are parties to the Common Terms Agreement described below, and the creditors from time to time under the Pari Passu Financing Agreements (the "Pari Passu Creditors") (in such capacity, LaSalle, or any successor in such capacity, is referred to herein as the "Collateral Agent").

                                 R E C I T A L S

         A. Pursuant to the Pari Passu Financing Agreements referred to in the Common Terms Agreement dated ____________, 1999 (as amended from time to time, the "Common Terms Agreement") by and among the Company, the Pari Passu Facility Agents and the Collateral Agent, the Pari Passu Creditors have agreed to make certain credit facilities available to the Company subject to the conditions set forth therein and subject to increase under certain circumstances set forth therein;

         B. Pursuant to a condition to the extension of the credit facilities to be made available by the Pari Passu Creditors, certain Shareholder Parties entered into a Shareholder Pledge and Subordination Agreement dated ________, 1999 with the Company and the Collateral Agent (the "Shareholder Pledge Agreement"); and

         C. Pursuant to the Shareholder Pledge Agreement, the Company and the Pledging Lender, or an Affiliate of the Pledging Lender that is a party to the Shareholder Pledge Agreement, have agreed, prior to or contemporaneously with the incurrence of any additional Subject Loan, executed and deliver or to cause the relevant Pledging Lender to execute and



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit B
deliver to the Collateral Agent this Amendment in order to give the Collateral Agent a perfected first priority pledge in the Pledged Collateral;

         NOW, THEREFORE, the parties hereto enter into this Amendment under the following terms and conditions:

         1. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Shareholder Pledge Agreement.

         2. Schedule 1 to the Shareholder Pledge Agreement is hereby supplemented by Schedule 1 attached hereto which shall be part of Schedule 1 to the Shareholder Pledge Agreement for all purposes thereof. Without limitation, the indebtedness listed on Schedule 1 hereto shall constitute Pledged Debt for purposes of, and is hereby pledged by the undersigned Pledging Lender to the Collateral Agent pursuant to, Section 5.1 of the Shareholder Pledge Agreement.

         3. The Pledging Lender hereby makes, as of the date hereof and after giving effect to this Amendment), all representations and warranties set forth in Section [3.1 or 3.2] of the Shareholder Pledge Agreement.

         4. All provisions of the Shareholder Pledge Agreement not amended or modified herein shall remain in full force and effect in accordance with the terms of the Shareholder Pledge Agreement.

         5. The Shareholder Pledge Agreement and this Amendment set forth the entire agreement and understanding between the parties as to the subject matter hereof and supersede all prior and contemporaneous discussions, agreements and understandings of any and every nature among them.

         6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties.

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed in the presence of the undersigned witnesses.



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit B

                                       VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       -----------------------------------------
                                       WITNESS


                                       -----------------------------------------
                                       WITNESS



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit B

                                       LASALLE BANK NATIONAL ASSOCIATION
                                       as Collateral Agent


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       [PLEDGING LENDER]


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit B

                 FORM OF BRAZILIAN SHAREHOLDER PLEDGE AGREEMENT



                 Shareholder Pledge and Subordination Agreement
                                   Exhibit B

                                                                   SCHEDULE 9.3.

                                    ADDRESSES


BELL CANADA INTERNATIONAL (BRAZIL TELECOM I) LIMITED
Arawak Chambers
Road Town, Tortola
British Virgin Islands
Attention: Secretary

BELL CANADA INTERNATIONAL INC.
1000 de la Gauchietere St. West
Suite 1100
Montreal, Quebec H3B4Y8
Fax: (514) 392-2276
Attention: Vice President, Law and Corporate Secretary

VELOCOM INC.
6400 S. Fiddler's Green Circle
Suite 710
Englewood, CO  80111
Fax: (303) 874-1125
Phone: (303) 874-1146
Attn: Michael S. Quinn

VELOCOM CAYMAN BRASIL HOLDINGS
MAPLES AND CALDER
Ugland House
P.O. Box 309
GRAND CAYMAN, CAYMAN ISLANDS
Fax: (345) 949-8080
Phone: (345) 949-8066

cc: Michael S. Quinn
6400 S. Fiddler's Green Circle
Suite 710
Englewood, CO  80111

Fax: (303) 874-1125
Phone: (303) 874-1146

QUALCOMM INCORPORATED
5775 Morehouse Drive
San Diego, CA  92121
Fax: (858) 658-4203
Phone: (858) 651-9537
Attn: Paul Fiskness; Vice President Project Finance & Direct Investments

QUALCOMM DO BRASIL LTDA.
Av. Eng. Luis Carlos Berrini, 550 8(0) andar
04571-000 Sao Paulo, SP, Brasil
Fax: (5511) 5505-9362
Phone: (5511) 5503-4528 / 5503-4500
Attn: George Osborn; Senior Director Finance

                                                                    EXHIBIT C-3B

                                     FORM OF

                     BRAZILIAN SHAREHOLDER PLEDGE AGREEMENT


     This Brazilian Shareholder Pledge Agreement (the "Pledge Agreement") is made on December 17, 1999 by and among:

          (a) Qualcomm do Brasil Ltda., a limited liability company duly organized and existing in accordance with the laws of Federative Republic of Brazil ("Brazil"), with its head office in the City of Sao Paulo, State of Sao Paulo, at Avenida Eng. Luis Carlos Berrini, 550 8(o) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 004.386.665/0001-81, herein represented in accordance with its Bylaws ("Qualcomm");

          (b) Vesper Holding S.A., a corporation (sociedade anonima) duly organized and existing in accordance with the laws of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(o) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.763.387/0001-63, herein represented in accordance with its Bylaws ("HoldCo", and together with Qualcomm, the "Shareholders"); and

          (c) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for the Pari Passu Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").


                              W I T N E S S E T H

     WHEREAS, Vesper S.A. (the "Company") has entered into (i) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Nortel Note Purchase Agreement") with ABN AMRO Bank N.V. ("ABN AMRO"), as administrative agent (in such capacity, the "Nortel Facility Agent"), Nortel Networks Corporation ("Nortel"), as initial Purchaser, and the other Purchasers from time to time party thereto; (ii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Qualcomm/Ericsson Note Purchase Agreement") with ABN AMRO, as administrative agent (in such capacity, the "Qualcomm/Ericsson Facility Agent"), ABN AMRO and Qualcomm Incorporated, as initial Purchasers, the other Purchasers from time to time party thereto and Telefonaktiebolaget LM Ericsson (publ.) ("Ericsson"), individually; and (iii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with Harris Corporation ("Harris"), as administrative agent (in such capacity, the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents"), Harris, as initial Purchaser, and the other Purchasers from time to time party thereto (all such Initial Facility Agents, initial Purchasers, other Purchasers and the Collateral Agent, the "Secured Parties", and each a "Secured Party");

     WHEREAS, the Company may, after the date hereof; enter into other note purchase or loan agreements (the "Other Pari Passu Financing Agreements" and, together with the Note Purchase Agreements the "Pari Passu Financing Agreements") with other facility agents (the "Other Pari Passu Facility Agents"), and purchasers or lenders (the "Other Pari Passu Creditors") pursuant to which other notes are issued or loans extended that rank on a pari passu basis with and are secured by the same collateral as the Notes and the Note Purchase Agreements;

     WHEREAS, the Company may, pursuant to the terms and conditions set forth in the Common Terms Agreement, after the date hereof, enter into Interest Hedge Agreements with a Pari Passu Creditor, any Affiliate of a Pari Passu Creditor or any other financial institution reasonably acceptable to the Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Pari Passu Obligations ("Swap Lender" and, together with the Secured Parties and the Other Pari Passu Creditors, the "Pari Passu Secured Parties");

     WHEREAS, in connection with the Note Purchase Agreements, HoldCo, the Company, the Initial Facility Agents, the Collateral Agent and the Other Pari Passu Facility Agents have entered or will enter, as the case may be, into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") which sets forth certain common terms, conditions and covenants relating to the Pari Passu Financing Agreements; and

     WHEREAS, it is a covenant entered into in connection with the purchase of the Notes by the Secured Parties from the Company under the Note Purchase Agreements that the Shareholders shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Pari Passu Secured Parties;

     NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:

     1. Defined Terms. (a) Capitalized terms used and not otherwise defined in this Pledge Agreement are used herein with the same meanings ascribed to them in the Common Terms Agreement. All terms defined in this Pledge Agreement in the singular shall have the same meanings when used in the plural and vice versa. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Pledge Agreement


                                     Page 2
                     Brazilian Shareholder Pledge Agreement
shall, unless the context otherwise requires, refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and section, subsection, schedule and exhibit references are to this Pledge Agreement unless otherwise specified. All terms defined in this Pledge Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto.

     (b) Except as otherwise stated herein, all terms and conditions of the Notes, the Note Purchase Agreements, the Common Terms Agreement (including
Article 1 and, except for Sections 10.8, 10.9, 10.19 and 10.20, Article 10 thereof), and, when executed and delivered the Other Pari Passu Documents, shall fully and automatically apply to this Pledge Agreement mutatis mutandis and shall be deemed as an integral part hereof, as if they were transcribed herein.

     2. Pledge; Grant of Security Interest. In order to secure the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all obligations of the Company under each of the Note Purchase Agreements and any Note issued thereunder and of all obligations and liabilities of the Company to the Pari Passu Secured Parties, which may arise under, out of, or in connection with, the Note Purchase Agreements, the Common Terms Agreement, or any other Pari Passu Financing Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Pari Passu Secured Parties that are required to be paid by the Company pursuant to the terms of the Note Purchase Agreements, the Common Terms Agreement or any other Pari Passu Financing Document) (the "Obligations"), and all obligations of the Shareholders to the Collateral Agent or the Pari Passu Secured Parties created under this Pledge Agreement (being such obligations together with the Obligations being collectively referred to as the "Secured Obligations"), which, for the purposes of Article 761 of the Brazilian Civil Code, are estimated to be in (but expressly not limited to) the principal amount of up to US$1,019,000,000, equivalent on the date hereof to R$l,875,673,300, with original final maturity on July 1, 2012 (subject to mandatory and optional repurchase and acceleration thereunder) or as otherwise provided for in the Note Purchase Agreements, the Common Terms Agreement or the Notes each Shareholder hereby pledges to the Collateral Agent for the benefit of the Pari Passu Secured Parties, pursuant to the provisions of Articles 271 to 279 of the Brazilian Commercial Code and Article 768 of the Brazilian Civil Code, all its rights to the loan agreements and promissory notes fully described in Exhibit 1 hereto (the "Pledged Assets").

     3. Restriction on Transfer and Encumbrance. The Pledged Assets may not be sold or transferred by any of the Shareholders or by any other means that whatsoever become subject to any Liens (except for those created hereby and those permitted under the Common Terms Agreement) until this Pledge Agreement has been terminated pursuant to Section 12 hereof.

     4. Registration of the Pledge. The Shareholders shall within fifteen (15) days after execution of this Pledge Agreement or any Amendment (as defined below) entered


                                     Page 3
                     Brazilian Shareholder Pledge Agreement
into in accordance with Section 6, register this Pledge Agreement or such Amendment, together with its sworn translation into the Portuguese language, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil, and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent. All expenses incurred in connection with such sworn translation and with such registrations shall be paid by the Shareholders.

     5. Representations and Warranties. Each Shareholder represents and warrants that all representations and warranties made with respect to it, its assets and its obligations in Article 3 of the Common Terms Agreement except for the representation and warranty set forth in the third sentence of Section 3.2 of the Common Terms Agreement are true and correct. In addition, each Shareholder hereby represents and warrants to the Collateral Agent, for the benefit of the Pari Passu Secured Parties, that the security interest created hereby will, upon completion of the registrations required by Section 4 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of such Shareholder, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally; provided, however, that any security interest to be created hereby on any Pledged Asset which has not been issued to, or received or acquired by, any Shareholder on or before the date hereof shall be deemed to have been created, perfected and to be in full force only (x) after such Pledged Asset is issued to, or received or acquired by, such Shareholder, and (y) on the date when the Lien of the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties thereon shall have been registered as provided in Section 4 hereof or as may be in the future required by Brazilian law; and provided, further, that, the pledge created hereby will secure the obligations of the Company to the Other Pari Passu Secured Parties only upon the effectiveness of the Other Pari Passu Financing Agreements and the registrations required by
Section 4 hereof.

     6. Covenants. The Shareholders shall enter into amendments to this Pledge Agreement with the Collateral Agent, substantially in the form of Exhibit 2 hereto (each an "Amendment"), as and when required by Section 4.10 of the Common Terms Agreement, in order to extend the pledge created hereby to the relevant Pledged Assets (which shall include all shareholder loans from time to time extended by the Shareholders and then be subject to all terms and conditions provided herein) promptly after any additional Pledged Assets are made or extended by the Shareholders, all pursuant to the provisions of the Common Terms Agreement, and the Shareholders shall make all filings and registrations and obtain all authorizations necessary to create a first priority perfected security interest in the Pledged Assets to which the security interest created hereby was extended in favor of the Collateral Agent for the benefit of the Pari Passu Secured Parties, and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted with respect to all such after-acquired Pledged Assets and in favor of all such subsequent Pari Passu Secured Parties. The Shareholders shall provide the Collateral Agent with evidence of registration of each such Amendment in the appropriate Registry of


                                     Page 4
                     Brazilian Shareholder Pledge Agreement

Titles and Deeds in Brazil (Cartorio de Registro de Titulos e Documentos) within fifteen (15) days after the execution of such Amendment.

     7. Rights and Powers of Collateral Agent Upon an Event of Default.

     (a) If an Event of Default has occurred and is continuing, the Collateral Agent may, and shall be entitled to instruct the Company to, without being required to give any notice (except written notice of such Event of Default as may be required by mandatory requirements of law), without limitation and in addition to any and all rights with respect to the Pledged Assets granted to the Collateral Agent or the Pari Passu Secured Parties under the Common Terms Agreement and the other Pari Passu Financing Documents:

     (i) instruct the Company to make any payment required by the terms of the Pledged Assets directly to the Collateral Agent to be applied to the Secured Obligations in accordance with the terms of the Common Terms Agreement; and

     (ii) take possession of the Pledged Assets or any part thereof by directing the Shareholders in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent it being understood that the Shareholders' obligation so to deliver the Pledged Assets is of the essence of this Pledge Agreement and that, accordingly, upon application to a court having jurisdiction, the Collateral Agent shall be entitled to a judicial order requiring specific performance by the Shareholders of such obligation pursuant to Articles 461, 621 and 632 of the Brazilian Civil Procedure Code.

     8. Remedies. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent is hereby irrevocably authorized and entitled to dispose of, collect, receive, appropriate and/or realize upon the Pledged Assets (or any part thereof) and may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such price and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to any Shareholder, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code and Article 277 of the Brazilian Commercial Code and apply the proceeds thus received for payment of the Secured Obligations. Without limitation, upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall be entitled to instruct the Company to make all payments in respect of the Pledged Assets directly to the Collateral Agent, to be applied to the Secured Obligations. Each of the Shareholders hereby irrevocably appoints the Collateral Agent as its attorney-in-fact, and for such purpose it has executed and delivered to the Collateral Agent on the date hereof a power of attorney substantially in the form of Exhibit 4 hereto. The Shareholders agree to deliver an equivalent power of attorney to each successor Collateral Agent. For the purposes hereof, it is hereby agreed and understood that (a) the proceeds of any such sale shall be applied in accordance with the terms of the Common Terms Agreement, and (b) in the event of any deficiency of the proceeds of any such sale or realization, the Company shall remain liable for the payment of the corresponding balance of the Secured Obligations.


                                     Page 5
                     Brazilian Shareholder Pledge Agreement

     9. Amendments, etc. with Respect to the Secured Obligations. The Shareholders shall remain obligated hereunder, and the Pledged Assets shall remain subject to the security interests granted hereby, at all times until termination of this Pledge Agreement pursuant to Section 12, notwithstanding that, without limitation and without any reservation of rights against the Shareholders, and without notice to or further assent by the Shareholders:

          (a) any demand for payment of any of the Secured Obligations made by any Pari Passu Secured Party is rescinded by such Pari Passu Secured Party in accordance with the terms of the respective Pari Passu Financing Agreement or Article 9 of the Common Terms Agreement, or any Other Pari Passu Financing Document;

          (b) the Common Terms Agreement, the Note Purchase Agreements, the Notes and any Other Pari Passu Financing Document may be amended, modified or supplemented, in whole or in part, in accordance with the terms of such agreement; and

          (c) any guaranty, right to setoff or other collateral security at any time held by the Collateral Agent for the benefit of the Pari Passu Secured Parties for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.

     10. Certain Waivers. Neither the Collateral Agent nor any Pari Passu Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. Each Shareholder waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of, or proof of reliance by, the Collateral Agent or any Pari Passu Secured Party upon this Pledge Agreement; each of the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Shareholders, on the one hand, and the Collateral Agent and the Pari Passu Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. Each Shareholder waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Shareholders with respect to the Secured Obligations.

     11. Pursuit of Rights and Remedies against the Shareholders. When pursuing its rights and remedies hereunder against the Shareholders, the Collateral Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other third party or against any collateral security for the Secured Obligations or any right to setoff with respect thereto, and any failure by the Collateral Agent to pursue such other rights or remedies or to collect any payments from the Shareholders or any such other third party or to realize upon any such collateral security or Guaranty or to exercise any such right of offset, or any release of any such third party or of any such collateral security, Guaranty or right of offset, shall not relieve the Shareholders of any liability hereunder,


                                     Page 6
                     Brazilian Shareholder Pledge Agreement
and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or the Pari Passu Secured Parties.

     12. Termination and Release. When the Secured Obligations have been indefeasibly satisfied in full, the Notes are no longer outstanding and no other amount is then outstanding or owing to any Pari Passu Secured Party under the Notes, the Note Purchase Agreements, the Common Terms Agreement and any Pari Passu Financing Document and all Pari Passu Commitments have terminated, then, and only then, shall this Pledge Agreement and the security interests created hereby be released and this Pledge Agreement shall terminate, at the Shareholders' expense; otherwise, this Pledge Agreement and the security interests created hereby shall remain in full force and effect. No release of this Pledge Agreement, or of the Lien created and evidenced hereby, shall be valid unless executed by the Collateral Agent. The Collateral Agent, upon the Company's request, at the Company's expense and to the extent authorized to do so by Article 7 of the Common Terms Agreement and in accordance with this
Section 12, shall execute, and deliver to the Company all documents reasonably necessary to evidence such release. To the fullest extent permitted by Applicable Law, this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent or any other Pari Passu Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Pari Passu Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, upon the appointment of any intervenor or conservator of, or agent or similar official for, any of the Shareholders or any part of their respective assets, or otherwise, all as though such payments had not been made.

     13. Waivers and Amendments. Notwithstanding any provisions of this Pledge Agreement, no amendment of any provision of this Pledge Agreement (including any waiver or consent relating thereto) shall be effective unless the same shall have been consented to and signed in accordance with Section 9.8 of the Common Terms Agreement.

     14. Severability. If any provision of this Pledge Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction. Where provisions of any Applicable Law resulting in such prohibition or unenforceability may be waived they are hereby waived by the Shareholders, the Company and the Collateral Agent to the full extent permitted by Applicable Law so that this Pledge Agreement shall be deemed a valid and binding agreement, and the security interest created hereby shall constitute a continuing first priority Lien on and perfected first priority security interest in the Pledged Assets, in each case enforceable against the Shareholders in accordance with its terms.

     15. Authority of the Collateral Agent. The Shareholders acknowledge that, with respect to the rights and responsibilities of the Collateral Agent under this Pledge Agreement in respect of any action taken by the Collateral Agent or the exercise or non-exercise by the


                                     Page 7
                     Brazilian Shareholder Pledge Agreement

Collateral Agent of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement, the Collateral Agent shall as between the Collateral Agent and the other Pari Passu Secured Parties, be governed by the Pari Passu Financing Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent, the Shareholders and the Company, the Collateral Agent shall be conclusively presumed to be acting as agent for the Pari Passu Secured Parties with full and valid authority so to act or refrain from acting, and the Shareholders shall be under no obligation or entitlement to make any inquiry respecting such authority.

     16. Complete Agreement; Successors and Assigns; Third-Party Beneficiaries. This Pledge Agreement is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All Pari Passu Secured Parties that are not signatories to this Pledge Agreement are intended to be third-party beneficiaries of this Pledge Agreement. Otherwise, there are no third-party beneficiaries of this Pledge Agreement.

     17. Waiver of Immunity. To the extent that a Pledgor has or hereafter may be entitled to claim or may acquire, for itself or any of the Pledged Assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder to the extent permitted by Applicable Law.

     18. GOVERNING LAW; JURISDICTION. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF BRAZIL. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS SITTING IN THE CITY OF RIO DE JANEIRO, BRAZIL, IN ANY ACTION OR PROCEEDING TO RESOLVE ANY DISPUTE OR CONTROVERSY RELATED TO OR ARISING FROM THIS PLEDGE AGREEMENT AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS.

     19. No Duty on Agent's Part. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's and the Pari Passu Secured Parties' interests in the Pledged Assets and shall not impose any duty upon the Collateral Agent to exercise or on the Pari Passu Secured Parties to cause the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Collateral Agent nor any Pari Passu Secured Party nor any of its respective officers, directors, employees or agents shall be responsible to the Shareholders or the Company for any act or failure to act


                                     Page 8
                     Brazilian Shareholder Pledge Agreement
hereunder except to the extent otherwise provided in Section 7.2 of the Common Terms Agreement.

     20. Notices. All notices and other communications under this Pledge Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with Section 10.4 of the Common Terms Agreement, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in Exhibit 1.1(a) of the Common Terms Agreement (in the case of the Collateral Agent), in Exhibit
10.4 of the Common Terms Agreement (in the case of the Company) or in the Preamble to this Pledge Agreement (in the case of the Shareholders).

     21. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Pledge Agreement and the closing and shall continue as valid and enforceable agreements, representations and warranties (when made hereunder) until payment and performance of any and all Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent or the Pari Passu Secured Parties shall not diminish the right of the Collateral Agent or the Pari Passu Secured Parties to rely thereon



                                     Page 9
                     Brazilian Shareholder Pledge Agreement

     22. Specific Performance. For the purposes hereof, the Collateral Agent may seek the specific performance of the obligations undertaken herein by the Shareholders, as provided in Articles 461, 621 and 632 of the Brazilian Civil Procedure Code.

IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Collateral Agent:
LaSalle Bank National Association



/s/ Andreas Robert Beverdorf
---------------------------------            -----------------------------------
Name:                                        Name:
Title: Attorney-in-fact                      Title:


Witnesses:



---------------------------------            -----------------------------------
Name:                                        Name:
ID:                                          ID:


Shareholders:

Vesper Holding, S.A.



/s/ Robert Birch                             /s/ William Archibald Dunbar
---------------------------------            -----------------------------------
Name:                                        Name:
Title: Director of Finance                   Title: Director of Operations


Witnesses:



---------------------------------            -----------------------------------
Name:                                        Name:
ID:                                          ID:



Qualcomm do Brasil Ltda.



                                    Page 10
                     Brazilian Shareholder Pledge Agreement

/s/ George Osborn                            /s/ Rafael Steinhauser
---------------------------------            -----------------------------------
Name:                                        Name:
Title: Director of Finance                   Title:


Witnesses:



---------------------------------            -----------------------------------
Name:                                        Name:
ID:                                          ID:


                                    Page 11
                     Brazilian Shareholder Pledge Agreement

                                   EXHIBIT 1


                            LIST OF INTERCOMPANY DEBT


                                      None




                                    Page 12
                     Brazilian Shareholder Pledge Agreement

                                    EXHIBIT 2

                                    [FORM OF
               AMENDMENT TO BRAZILIAN SHAREHOLDER PLEDGE AGREEMENT

     This [o] Amendment to the Pledge Agreement (hereinafter referred to as this "Amendment") is made as of [o], 1999 by and among:

          (a) Qualcomm do Brasil Ltda., a limited liability company duly organized and existing in accordance with the laws of Federative Republic of Brazil ("Brazil"), with its head office in the City of Sao Paulo, State of Sao Paulo, at Avenida Eng. Luis Carlos Berrini, 550 8(o) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 004.386.665/0001-81, herein represented in accordance with its Bylaws ("Qualcomm");

          (b) Vesper Holding S.A., a corporation (sociedade anonima) duly organized and existing in accordance with the laws of the Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(o) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.763.387/0001-63, herein represented in accordance with its Bylaws ("HoldCo", and together with Qualcomm, the "Shareholders") and

          (c) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its registered office at 133 LaSalle Street, Suite 1625, Chicago, Illinois represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for the Pari Passu Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

     WHEREAS, on December 17, 1999, the parties hereto entered into a Brazilian Shareholder Pledge Agreement (the "Pledge Agreement"), registered with the Registry of Titles and Deeds of the City of [o] under number [o];

     WHEREAS, the parties have agreed to amend the Pledge Agreement in order to [grant to the Collateral Agent, for the ratable benefit of the Pari Passu Secured Parties a perfected first priority security interest in the Pledged Assets]/[extend the pledge created thereunder to secure its Obligations assumed under the Pari Passu Financing Document] dated [o] between the Company and [o];

     WHEREAS, pursuant to the terms hereof, the parties hereto desire to amend the Pledge Agreement;


                                    Page 13
                     Brazilian Shareholder Pledge Agreement

     NOW, THEREFORE, the parties hereto enter into this Amendment No. ___ to the Pledge Agreement under the following terms and conditions:

     1. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Pledge Agreement.

     2. Each Shareholder hereby [pledges, and transfers any additional Pledged Assets contained in the new Exhibit 1 attached hereto (and which were not contained in the original Exhibit 1 of the Pledge Agreement) to the Collateral Agent, for the benefit of the Pari Passu Secured Parties]/[extends the pledge created under the Pledge Agreement to secure its Obligations under the Other Pari Passu Financing Documents listed in Exhibit 2 hereto, and for the purposes hereof and of the Pledge Agreement, each of the Other Pari Passu Creditors listed in Exhibit 2 shall be a Pari Passu Secured Party under the Pledge Agreement.

     3. Each Shareholder hereby represents and warrants to and in favor of the Collateral Agent, for the benefit of the Pari Passu Secured Parties that:

          (a) the execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Pledge Agreement] pursuant to this Amendment have been duly authorized by all necessary corporate action on the part of such Shareholder. This Amendment has been duly executed and delivered by the Shareholder. The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Pledge Agreement] do not and will not (i) violate any provision of any charter or other organizational documents of the Shareholder, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of the Shareholder (including any provisions of any Material Contract or any contracts relating to Debt to which Shareholder is a party), or violate any Applicable Law binding on the Shareholder, or (iii) result in the creation or imposition of any Lien upon any asset of the Shareholder or any income or profits therefrom, except for the Lien [created/extended] hereby in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, under the Pledge Agreement.

          (b) This Amendment and the Pledge Agreement, as amended hereby, each constitutes a legal, valid and binding obligation of such Shareholder, enforceable against each Shareholder in accordance with its terms, and the security interest [created/extended] hereby will, upon completion of the registrations required by Section 5 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of such Shareholder, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally,


                                    Page 14
                     Brazilian Shareholder Pledge Agreement

     4. All provisions of the Pledge Agreement not amended or modified herein shall remain in full force and effect in accordance with the terms of the Pledge Agreement.

     5. The Shareholders, at their own cost and expense, shall within fifteen
(15) days after the execution of this Amendment, register this Amendment, together with a sworn translation hereof, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil, and deliver to the Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Collateral Agent.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. __ to the Brazilian Shareholder Pledge Agreement to be duly executed in the presence of the undersigned witnesses.


Shareholder:
Vesper Holding, S.A.






---------------------------------            -----------------------------------
Name:                                        Name:
Title:                                       Title:


Qualcomm do Brasil Ltda.






---------------------------------            -----------------------------------
Name:                                        Name:
Title:                                       Title:


Collateral Agent:
LaSalle Bank National Association






---------------------------------            -----------------------------------
Name:                                        Name:
Title:                                       Title:


Witnesses:






---------------------------------            -----------------------------------
Name:                                        Name:
Title:                                       Title:


                                    Page 15
                     Brazilian Shareholder Pledge Agreement

                                    EXHIBIT 3


                                                                          [DATE]


To
[o]


                                        Ref: Brazilian Shareholder Pledge
                                        Agreement (the "Pledge Agreement"),
                                        dated December 17, 1999 entered into by
                                        and among Qualcomm do Brasil S.A.
                                        ("Qualcomm"), Vesper Holding S.A.
                                        ("HoldCo", and together Qualcomm, the
                                        "Shareholders"), and LaSalle Bank
                                        National Association (the "Collateral
                                        Agent")


Dear Sirs,


     Please be advised that, pursuant to the Pledge Agreement referenced above, all of our rights to [o] (the "Pledged Instrument") have been pledged, as set forth in the Pledge Agreement, in favor of the Collateral Agent (for the benefit of the Pari Passu Secured Parties, as defined in the Pledge Agreement). Capitalized terms used but not defined herein shall have the same meanings set forth in the Pledge Agreement.

     The Shareholders hereby irrevocably instructs you to, upon the occurrence and during the continuation of an Event of Default under the Pledge Agreement, as shall be evidenced by a written notice to you by the Collateral Agent (irrespective of any notice to the contrary from the Shareholders or the Company) pay over and transfer upon a written request from the Collateral Agent any and all Pledged Assets to or to the order of the Collateral Agent pursuant to the instructions contained in such written request. Promptly after the cessation of an Event of Default, the Collateral Agent shall send written notice of such cessation to you and you shall immediately and conclusively rely on such notice in determining whether to act pursuant to the instructions you receive from the Shareholders with respect to the Pledged Assets. Upon your execution and return of a counterpart of this letter to us, with a copy to the Collateral Agent, you shall be bound by all provisions, terms and conditions of


                                    Page 16
                     Brazilian Shareholder Pledge Agreement
the Pledge Agreement as if you were an original party thereto. This instructions contained herein may not be revoked, amended or modified without the written consent of the Collateral Agent. Please find attached a copy of the Pledge Agreement, together with a sworn translation thereof into Portuguese.


                                        Very truly yours,



                                        ----------------------------------------
                                        Name:
                                        Title:





Acknowledged and Agreed:

Place and Date:




By:
   -------------------------------
Name:
Title:

copy to Collateral Agent

LaSalle Bank N.A.
135 S. LaSalle Street, Suite 1625
Chicago, Illinois 60603
Fax (312) 904-2084
Phone (312) 904-7807
Attention: Brian D. Ames



                                    Page 17
                     Brazilian Shareholder Pledge Agreement

                                    EXHIBIT 4

                            FORM OF POWER OF ATTORNEY

     By this Power of Attorney, Qualcomm do Brazil Ltda., a limited liability company duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with its head office in the City of Sao Paulo, State of Sao Paulo, at Avenida Eng. Luis Carlos Berrini, 550 8[o] andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 004.386.665/0001-81, herein represented in accordance with its Bylaws ("Qualcomm") and Vesper Holding S.A., a corporation (sociedade anonima) duly organized and existing in accordance with the laws of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25[o] andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.763.387/0001-63, herein represented in accordance with its Bylaws ("HoldCo", and together with Qualcomm, the "Appointers"); irrevocably constitutes and appoints LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America (the "Collateral Agent") as its attorney-in-fact to act in its name and place, to the fullest extent permitted by law and in accordance with the terms of the Pledge Agreement (as defined below), to do and perform all and every act and thing whatsoever necessary or desirable, in connection with the Brazilian Shareholder Pledge Agreement dated as of December 17, 1999, entered into by and among the Appointers, and the Collateral Agent (for the benefit of the Pari Passu Secured Parties referred to therein), (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement") including, without limitation:

     (a) upon the occurrence and during the continuation of an Event of Default, to dispose of, collect, receive, appropriate, withdraw, transfer and/or realize upon the Pledged Assets (or any part thereof) and forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such prices and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Appointer or the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, apply the proceeds thus received for the payment of the Secured Obligations, being vested with all necessary powers incidental thereto, including, without limitation, the power and authority to
(i) instruct the Company to make all payments in respect of the Pledged Assets directly to the Collateral Agent and (ii) purchase foreign currency and make all remittances abroad, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Company before the Central Bank and any other Brazilian Governmental Authority when necessary to accomplish the purposes of the Pledge Agreement;

     (b) upon the occurrence and during the continuation of an Event of Default, to endorse checks, to purchase foreign currency with any Proceeds and remit such currency abroad and, for this purpose, to take all action in connection thereto, including, without


                                    Page 18
                     Brazilian Shareholder Pledge Agreement
limitation, to execute exchange contracts and any other instruments or agreements and to represent the Appointers before the Central Bank of Brazil and any bank or financial institution in Brazil;

     (c) upon the occurrence and during the continuation of an Event of Default, to take all necessary actions and to execute any instrument before any Governmental Authority, including, without limitation, the Brazilian Securities and Exchange Commission ("CVM") and before any stock exchange, in the case of a public sale of the Pledged Assets following the occurrence and during the continuation of an Event of Default; and

     (d) upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument consistent with the terms of the Pledge Agreement as the Collateral Agent may deem necessary or advisable to accomplish the purposes of the Pledge Agreement.

     Any notice by the Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against all other third parties.

     Capitalized terms used, but not defined herein shall have the meaning ascribed to them in the Pledge Agreement.

     The powers granted herein are in addition to the powers granted by the Appointers to the Collateral Agent in the Pledge Agreement and do not cancel or revoke, any of such powers.

     This power of attorney shall be irrevocable, valid and effective until the Pledge Agreement has terminated in accordance with its terms.

     Any successor Collateral Agent shall automatically succeed to the rights of the Collateral Agent hereunder.


                                    Page 19
                     Brazilian Shareholder Pledge Agreement

     IN WITNESS WHEREOF, each Appointer has caused its duly authorized representative to execute this power of attorney on [o], 1999.




SHAREHOLDERS



VeloCom Cayman Brasil Holdings S.A.




----------------------------                      ------------------------------
Name:                                             Name:
Title:                                            Title:



Qualcomm do Brasil Ltda.




----------------------------                      ------------------------------
Name:                                             Name:
Title:                                            Title:



                                    Page 20
                     Brazilian Shareholder Pledge Agreement

                                                                     EXHIBIT C-4

                           FORM OF CONSENT AND WAIVER

This agreement and any rights and obligations arising hereunder or relating hereto may be freely assigned by Vesper to any third party without the prior consent of [counterparty], provided that written notice of such assignment is provided within [ ] days thereof. [Counterparty] shall give effect to any such assignment and shall continue this agreement with any assignee, which shall be entitled to all rights under this agreement as if it were the original party hereto.

                                                                     EXHIBIT C-5

                          FORM OF CONSENT TO ASSIGNMENT

     The undersigned, _______________________ ("Contractor"), has been advised by Vesper S.A., a Brazilian sociedade anonima ("Vesper") that Vesper has entered into certain secured note purchase agreements and related documents (collectively, as the same may be amended, supplemented or otherwise modified from time to time, the "Note Documents") with certain of its vendors or other lenders (including their assignees and successors, the "Lenders") and Lasalle Bank National Association, as collateral agent (including its successors, the "Collateral Agent") pursuant to which Vesper expects to obtain funds to finance the construction and working capital requirements of its fixed switched telephony network and certain other operations (collectively, the "Project"). Pursuant to certain pledge and security agreements and certain mortgages (collectively, as amended from time to time, the "Security Documents"), Vesper has assigned or will assign in the future to the Collateral Agent, for its benefit and for the benefit of the Lenders (collectively, the "Secured Parties"), or granted or will grant in the future to the Collateral Agent for the benefit of the Secured Parties, a security interest and lien in, substantially all present and future assets of Vesper. In connection therewith, Vesper has requested Contractor to consent to the assignment to the Collateral Agent, for the benefit of the Secured Parties as security, of Vesper's interest in certain agreements between Contractor and Vesper relating to the Project. Contractor expects to derive significant benefits from the construction and operation of the Project and from the performance of such Note Documents and is therefore willing to execute this Consent and Agreement (this "Consent").

     Contractor and Vesper hereby agree with the Collateral Agent for the benefit of the Secured Parties as follows:

SECTION 1 Definitions.

     1.1 Unless otherwise defined herein, all capitalized terms shall have the meanings assigned them in the Note Documents, and, in addition, certain terms are defined in the body hereof and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Assigned Contracts" means, collectively, the contracts listed on
Schedule 1 hereto, in each case as amended from time to time.

          "Obligations" means all obligations of Vesper now or hereafter existing under the Note Documents, whether for principal, interest, fees, expenses or otherwise.

SECTION 2 General Covenants.

     2.1 Consent. Contractor hereby consents to Vesper's assigning, pledging, mortgaging and/or granting a security interest in Vesper's right title and interest in and to the Assigned Contracts, as security for the Obligations, to the Collateral Agent for the benefit of the Secured Parties pursuant to any of the Security Documents. Contractor further consents to the exercise, subject to the notice provisions of this Consent, by the Collateral Agent and the other Secured

Parties of their rights under any of the Security Documents, including, without limitation, any actions to collect amounts due, foreclosing upon or otherwise succeeding to the interest of Vesper under the Assigned Contracts and substituting a purchaser at the foreclosure sale for Vesper as a party to the Assigned Contracts. Contractor agrees to execute and deliver all amendments to the Assigned Contracts and all further documents as may be necessary for the exercise of the rights of the Collateral Agent hereunder.

     2.2 Payments. Contractor acknowledges and agrees that neither the Collateral Agent nor any of the Secured Parties shall have any obligation or liability under the Assigned Contracts by virtue of the Security Documents or this Consent, nor shall the Collateral Agent or any of the Secured Parties be obligated to perform any of the obligations or duties of Vesper under the Assigned Contracts or to take any action or collect or enforce any claim for payment assigned under the Security Documents, unless the Collateral Agent or any Secured Party shall acquire all right, title and interest of Vesper in the relevant Assigned Contract pursuant to a foreclosure sale.

     2.3 Performance by Collateral Agent. The Collateral Agent shall be entitled, but shall not be obligated, (i) to exercise any and all rights of Vesper under the Assigned Contracts and/or (ii) to perform, discharge and/or pay in full, and to cure any default in respect of, any and all obligations and liabilities, now or hereafter arising, of Vesper to Contractor under the Assigned Contracts, and, in either case, Contractor shall comply in all respects with the exercise by the Collateral Agent of its rights hereunder and will promptly execute and deliver to the Collateral Agent all instruments, documents or other information and take any action reasonably necessary or appropriate or that the Collateral Agent may reasonably request, in order to enable the Collateral Agent to exercise all such rights. The Collateral Agent shall give Contractor prior written notice of any intended exercise of its rights hereunder.

     2.4 Independent Agreements. Contractor and Vesper acknowledge and agree that they have entered into the Assigned Contracts independently of the execution and delivery by Vesper of the Note Documents. Contractor and Vesper further acknowledge and agree that the Collateral Agent and the Lenders have entered into the Note Documents in reliance upon the Assigned Contracts and this Consent.

     2.5 Notice of Default. Each of Contractor and Vesper agrees to give prompt notice in writing to the Collateral Agent of any material failure known to it in the performance or observance of the obligations of the other under any of the Assigned Contracts and of any actions proposed to be taken by it in connection therewith.

     2.6 Termination, Amendment, Waiver, Assignment of Assigned Contracts. Until the date on which the Obligations shall have been paid in full and all commitments under the Note Documents have been terminated, each of Contractor and Vesper agrees that it will not, without the prior written consent of the Collateral Agent or as otherwise expressly permitted by the terms of the Note
Documents: (i) cancel or terminate any Assigned Contract, or suspend its or the other's performance under such Assigned Contract; (ii) amend, supplement or otherwise modify in any material adverse respect any Assigned Contract; (iii) waive any material default under or breach of any Assigned Contract; (iv) assign or otherwise transfer any of its right, title and interest in or delegate its duties under any Assigned Contract in any manner, unless such assignment or transfer is permitted by such Assigned Contract and the transferee enters into a consent and agreement substantially equivalent to this Consent in the judgment of the Collateral Agent; or (v) accept, consent to or acquiesce in any of the foregoing. Each of Contractor and Vesper agrees that any cancellation, termination, suspension, amendment, supplement, modification, waiver, assignment, delegation, acceptance, consent or acquiescence purported to be effected in contravention of the foregoing shall be void ab initio.

     2.7 Delivery of information. Contractor shall deliver, or cause to be delivered, to the Collateral Agent at the office specified in Section 3 hereof (or to such other Person or in such other manner as the Collateral Agent may from time to time hereafter specify in writing), a copy of each material notice given or received by Contractor pursuant to the relevant notice section of each of the Assigned Contracts as the Collateral Agent may reasonably request. In addition, each of Contractor and Vesper shall permit the Collateral Agent and the Secured Parties to examine their respective books and records as they relate to the Assigned Contracts during regular business hours and upon reasonable prior notice.

SECTION 3 Certain Agreements.

     3.1 Notwithstanding anything to the contrary in the Know How Agreement:

          (a) No fee shall be payable pursuant to Section 3.1 of the Know-How Agreement unless actual EBITDA for Vesper for the relevant period is a positive number.

          (b) The references to the "Business Plan" contained in Section 3.1.2(b) of the Know-How Agreement are to the Business Plan of Vesper, as approved by the Board of Directors of HoldCo in June, 1999.

SECTION 4 Miscellaneous Provisions

     4.1 Binding Agreement. This Consent shall be binding upon the successors and assigns of Contractor and Vesper and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of Vesper, the Collateral Agent and the Secured Parties and their respective successors, transferees and assigns. Each of Contractor and Vesper hereby acknowledges and agrees that the Collateral Agent and each of the Secured Parties may transfer, convey and assign all its right, title and interest in and to this Consent.

     4.2 Conflicting Provisions. In the event of any conflict between the provisions of this Consent and the provisions of any Assigned Contract or any other agreement or other document to which the Contractor is a party (collectively, the "Contractor Documents"), the provisions of this Consent shall control and such Contractor Document shall be deemed to have been amended accordingly.

     4.3 Waiver and Amendment. No termination, amendment or waiver of any provision of this Consent or consent to any departure by Contractor from any provision of this Consent shall in any event be effective unless the same shall be in writing and signed by Contractor, Vesper and the Collateral Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     4.4 Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and, if to Contractor, mailed, telecopied or delivered to it at ____________________________________;
Attention: ________________________________; Telephone: __________; Fax:
__________; with a copy to: ____________________________________________;
Attention: __________________________________________; Telephone: ___________;
Fax: ___________,if to Vesper or the Collateral Agent, mailed, telecopied or delivered to it at its address set forth in the Note Documents; or as to each party at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall be effective upon receipt.

     4.5 GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     4.6 Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Faxed signatures shall be binding for all purposes.



         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, Contractor and Vesper, each by its duly authorized officers, have duly executed this Consent as of the date set forth below.

Dated as of _____________, 1999




                              --------------------------------------------------


                              By
                                ------------------------------------------------
                                Name:
                                Title:


                              VESPER S.A.
                              a Brazilian sociedade anonima



                              By /s/ William Archibald Dunbar/Rafael Steinhauser
                                ------------------------------------------------
                                Name:
                                Title: Director of Operations/Executive Vice
                                                              President

                              LASALLE BANK NATIONAL ASSOCIATION
                              as Collateral Agent


                              By /s/ Brian D. Ames
                                ------------------------------------------------
                                Name:
                                Title: Assistant Vice President

                                                                      SCHEDULE 1


                               ASSIGNED CONTRACTS

                                                                       EXHIBIT D

                                     FORM OF
                               ACCESSION AGREEMENT

         THIS ACCESSION AGREEMENT (the "Accession Agreement"), dated as of _______________, is entered into by and among the Company (as defined below), the Collateral Agent (as defined below) and [NAME OF OTHER PARI PASSU FACILITY AGENT], an Other Pari Passu Facility Agent (in such capacity, including its successors in such capacity, the "Facility Agent") under [NAME OF OTHER PARI PASSU FACILITY AGREEMENT] (as amended from time to time, the "Facility Agreement"), on behalf of itself and the purchasers or note purchasers from time to time party to the Facility Agreement (the "Pari Passu Creditors").

         Reference is hereby made to the Common Terms Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Common Terms Agreement"), by and among:

          1) VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil ("HoldCo");

          2) VESPER S.A., a sociedade anonima organized under the laws of Brazil and a wholly-owned subsidiary of HoldCo (the "Company");

          3) ABN AMRO BANK N.V. ("ABN AMRO"), as Agent for itself, NORTEL NETWORKS CORPORATION, a Canadian corporation ("Nortel"), as initial purchaser under, and the other purchasers (the "Nortel Purchasers") from time to time party to the "Nortel Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Nortel Facility Agent");

          4) ABN AMRO, as Agent for itself and QUALCOMM INCORPORATED, a Delaware corporation ("Qualcomm"), as initial purchasers under, and the other purchasers (the "Qualcomm/Ericsson Purchasers") from time to time party to the "Qualcomm/Ericsson Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Qualcomm/Ericsson Facility Agent");

          5) HARRIS CORPORATION, a Delaware corporation, ("Harris"), as Agent for itself, as initial purchaser under, and the other purchasers (the "Harris Purchasers" and, together with the Nortel Purchasers and the Qualcomm/Ericsson Purchasers, the "Purchasers") from time to time party to the "Harris Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Harris Facility Agent" and together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents");


                              Accession Agreement

          6) each Agent under the Other Pari Passu Financing Agreements that may thereafter become party thereto by executing an Accession Agreement, for themselves and the purchasers from time to time party to the Other Pari Passu Financing Agreements (in such capacity, together with its respective successors in such capacity, the "Other Pari Passu Facility Agents"); and

          7) LASALLE BANK NATIONAL ASSOCIATION, as common administrative and collateral agent for itself, the Nortel Facility Agent, the Nortel Purchasers, the Qualcomm/Ericsson Facility Agent, the Qualcomm/Ericsson Purchasers, the Harris Facility Agent, the Harris Purchasers, the Other Pari Passu Facility Agents, and the Other Pari Passu Creditors (together with its successors in such capacities, the "Collateral Agent").

         Capitalized terms used but not defined herein have the meanings assigned to them in the Common Terms Agreement.

                                    RECITALS

         A. The Common Terms Agreement contemplates that from time to time an Other Pari Passu Facility Agent will agree, on behalf of itself and the Pari Passu Creditors for which it is an agent, to be bound by the terms and conditions set forth in the Common Terms Agreement as if each were an original party thereto.

         B. By this Accession Agreement, the undersigned Facility Agent desires to acknowledge and affirm, on behalf of itself and the Pari Passu Creditors from time to time party to the Facility Agreement, that the terms and conditions set forth in the Common Terms Agreement are applicable to the undersigned Facility Agent and all of the Pari Passu Creditors as if each were an original party thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

         1. The undersigned Facility Agent, on behalf of itself and the Pari Passu Creditors, hereby agrees that each will be bound by the Common Terms Agreement as if each were an original party thereto, effective upon the Effective Date (as defined below).

         2. The undersigned Facility Agent hereby makes the representations set forth in the Common Terms Agreement as being made by the "Pari Passu Facility Agents". Without limitation, the undersigned Facility Agent represents and warrants to each of the Other Pari Passu Creditors that it agrees and consents, and that all Pari Passu Creditors under the Facility Agreement have consented, to the provisions of Article 9 of the Common Terms Agreement and are bound by such provisions, including the provisions (a) with respect to the taking of


                              Accession Agreement

Foreclosure Actions with respect to Common Collateral by the Collateral Agent on behalf of all Pari Passu Creditors, and (b) limiting the rights of the Pari Passu Creditors to take any Foreclosure Action with respect to Common Collateral except pursuant to such Article 9.

         3. The undersigned Facility Agent further confirms that, based upon an opinion of legal counsel received by the undersigned, all Debt under the Facility Agreement conforms and will conform to the requirements of the Common Terms Agreement for Other Pari Passu Debt and that the Facility Agreement conforms to the requirements of the Common Terms Agreement for an Other Pari Passu Financing Agreement.

         4. The undersigned Facility Agent, on behalf of itself and the Pari Passu Creditors, (a) confirms that it has received a copy of the Common Terms Agreement and the other Pari Passu Financing Documents, together with copies of the financial statements referred to in Section 2.1 and 4.1 of the Common Terms Agreement prior to the date hereof and such other documents and information as it has deemed appropriate to make its own decision to enter into this Accession Agreement; (b) agrees that it will, independently and without reliance upon the Collateral Agent or any other Purchaser Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Common Terms Agreement or the Other Pari Passu Financing Documents; (c) appoints and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers under the Pari Passu Financing Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Common Terms Agreement or the other Pari Passu Financing Documents are required to be performed by it as a Pari Passu Facility Agent or Pari Passu Creditor; (e) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and (f) has provided to the Collateral Agent for distribution to all Pari Passu Creditors, a true, correct and complete copy of the Facility Agreement and all Other Pari Passu Financing Documents.

         5. Following the execution of this Accession Agreement it will be delivered to the Collateral Agent for acceptance in its discretion. The effective date of this Accession Agreement shall be ____________________ or the date on which the Collateral Agent accepts this Accession Agreement in its discretion, whichever is later (the "Effective Date"). If the Collateral Agent shall fail to accept and execute this Accession Agreement prior to the expiration of ____ days after the date hereof, this Accession Agreement shall be without force and effect for any purpose.

         6. Upon acceptance and execution by the Collateral Agent, as of the Effective Date, (a) the Facility Agent shall be a party to the Common Terms Agreement and have the rights and obligations of a Pari Passu Facility Agent thereunder and under the other Pari Passu Financing Documents (including the Pari Passu Collateral Documents) and (b) the Pari Passu Creditors shall have the rights and obligations of Pari Passu Creditors thereunder and under the other Pari Passu Financing Documents (including the Pari Passu Collateral Documents).


                              Accession Agreement

         7. Upon such acceptance and execution by the Collateral Agent, from and after the Effective Date, the Collateral Agent shall make all payments under the Common Terms Agreement and the other Pari Passu Financing Documents in respect of the Facility Agent and the Pari Passu Creditors under the Facility Agreement and the other Pari Passu Financing Documents to which they are parties or their respective interests thereunder (including distributions of Mandatory Prepayments and proceeds of Common Collateral) to the Facility Agent.

         8. THIS ACCESSION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK.

         9. This Accession Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties.

         [The remainder of this page has been intentionally left blank.]


                              Accession Agreement

         IN WITNESS WHEREOF, the undersigned have executed this Accession Agreement as of the date set forth above.

                                  VESPER S.A., a sociedade anonima organized under the laws of Brazil

                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as Collateral Agent

                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                  [NAME OF OTHER PARI PASSU FACILITY AGENT] on behalf of itself and the Pari Passu Creditors

                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:



---------------------------------------- ---------------------------------------
                                          Account Name:
-----------------                                      ----------------
                                          Account No.:
-----------------                                      ----------------

-----------------                         ---------------
                                          ABA No.:
-----------------                                 ----------------

Fax:                                      Ref:  ---------------
    -----------------
Phone:
      ------------------
Attention:
          -----------------
---------------------------------------- ---------------------------------------



                              Accession Agreement

                                                                       EXHIBIT E


                    FORM OF INTERCOMPANY DEBT SUBORDINATION

                             INTENTIONALLY OMITTED

                                                                     EXHIBIT F-1


                                     FORM OF
                             SECRETARY'S CERTIFICATE


TO:      LASALLE BANK NATIONAL ASSOCIATION, AS COLLATERAL
         AGENT UNDER THE COMMON TERMS AGREEMENT REFERRED TO
         BELOW


         THE INITIAL FACILITY AGENTS REFERRED TO BELOW


         C/O LASALLE BANK NATIONAL ASSOCIATION, AS
         COLLATERAL AGENT
         135 S. LASALLE STREET, SUITE 1625
         CHICAGO, ILLINOIS  60603
         ATTENTION: BRIAN D. AMES

         Reference is hereby made to the Common Terms Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Common Terms Agreement"), by and among:

          1) VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil ("HoldCo");

          2) VESPER S.A., a sociedade anonima organized under the laws of Brazil and a wholly-owned subsidiary of HoldCo (the "Company");

          3) ABN AMRO BANK N.V. ("ABN AMRO"), as Agent for itself, NORTEL NETWORKS CORPORATION, a Canadian CORPORATION ("Nortel"), as initial purchaser under, and the other purchasers (the "Nortel Purchasers") from time to time party to the "Nortel Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Nortel Facility Agent");

          4) ABN AMRO, as Agent for itself and QUALCOMM INCORPORATED, a Delaware corporation ("Qualcomm"), as initial purchasers under, and the other purchasers (the "Qualcomm/Ericsson Purchasers") from time to time party to the "Qualcomm/Ericsson Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Qualcomm/Ericsson Facility Agent");


                             Secretary's Certificate

          5) HARRIS CORPORATION, a Delaware corporation, ("Harris"), as Agent for itself, as initial purchaser under, and the other purchasers (the "Harris Purchasers" and, together with the Nortel Purchasers and the Qualcomm/Ericsson Purchasers, the "Purchasers") from time to time party to the "Harris Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Harris Facility Agent" and together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents");

          6) each Agent under the Other Pari Passu Financing Agreements that may thereafter become party thereto by executing an Accession Agreement, for themselves and the purchasers from time to time party to the Other Pari Passu Financing Agreements (in such capacity, together with its respective successors in such capacity, the "Other Pari Passu Facility Agents"); and

          7) LASALLE BANK NATIONAL ASSOCIATION, as common administrative and collateral agent for itself, the Nortel Facility Agent, the Nortel Purchasers, the Qualcomm/Ericsson Facility Agent, the Qualcomm/Ericsson Purchasers, the Harris Facility Agent, the Harris Purchasers, the Other Pari Passu Facility Agents, and the Other Pari Passu Creditors (together with its successors in such capacities, the "Collateral Agent").

         Capitalized terms used but not defined herein have the meanings assigned to them in the Common Terms Agreement.

         Pursuant to Schedule 2.1 to the Common Terms Agreement, the undersigned hereby certifies that he or she is the duly appointed, qualified and acting [INSERT TITLE (SECRETARY OR EQUIVALENT)] of [INSERT NAME OF COMPANY PARTY] (the "Company Party") and hereby further certifies as follows: [PRESIDENT OR OTHER EXECUTIVE OFFICER FOR BRAZILIAN COMPANY PARTIES]

         1. Attached as Appendix A is a true, correct and complete copy of the Bylaws, Articles of Association and other charter documents of the Company Party, including all amendments, as in effect on the date hereof, and, in the case of any such charter document filed with the Governmental Authority of the Company Party's jurisdiction of formation, certified by such Governmental Authority.

         2. Attached as Appendix B are true, correct and complete copies of all necessary corporate resolutions and approvals duly adopted by the Board of Directors or shareholders of the Company Party with respect to the Note Documents to which the Company Party is or will be a party. Such resolutions have not been modified or rescinded and remain in full force and effect as of the date hereof.

         [3. Attached as Appendix C is a true, correct and complete copy of each Material Contract (other than an Affiliate Agreement), including all amendments, as in effect on the date hereof.] [FOR COMPANY AND HOLDCO ONLY - NOT ALL COMPANY PARTIES]


                             Secretary's Certificate

         [4. Attached as Appendix D is a true, correct and complete copy of each Affiliate Agreement involving the payment of management or similar fees, including all amendments, as in effect on the date hereof.] [FOR COMPANY AND HOLDCO ONLY - NOT ALL COMPANY PARTIES]

         [5. Attached as Appendix E is a true, correct and complete copy of each Affiliate Agreement referred to in clause (b) of Section 5.17 of the Common Terms Agreement, including all amendments, as in effect on the date hereof.] [FOR COMPANY AND HOLDCO ONLY - NOT ALL COMPANY PARTIES]

         3/6. The following are the names of, the offices held by, and the genuine signatures of, the officers of the Company Party authorized to sign the Pari Passu Financing Documents to which the Company Party is a party for and on behalf of the Company Party:

          Name                       Office                     Signature

------------------------    ------------------------    ------------------------

------------------------    ------------------------    ------------------------








                             Secretary's Certificate

         The undersigned have executed this Certificate as of the ___ day of December, 1999.

Date: _________________, ____.





                                Name:    ________________________________
                                Title: [Secretary][PRESIDENT OR OTHER EXECUTIVE OFFICER FOR BRAZILIAN COMPANY PARTIES]

         The undersigned certifies that he or she is the duly appointed, qualified and acting [INSERT TITLE (PRESIDENT OR CHIEF FINANCIAL OFFICER IN THE CASE OF ANY BRAZILIAN COMPANY PARTIES] OR EQUIVALENT)] of the Company Party and further certifies that ________________ is the duly appointed, qualified and acting [secretary][PRESIDENT OR OTHER EXECUTIVE OFFICER FOR BRAZILIAN COMPANY PARTIES] of the Company Party and that the signature set forth above is his or her genuine signature.

         Date:  _________________, ____.





                                            Name:
                                                 -------------------------------
                                            Title: [President]






                             Secretary's Certificate

                                   APPENDIX A

                                CHARTER DOCUMENTS













                             Secretary's Certificate

                                   APPENDIX B

                       CORPORATE RESOLUTIONS AND APPROVALS

















                             Secretary's Certificate

                                   APPENDIX C

                               MATERIAL CONTRACTS


















                             Secretary's Certificate

                                   APPENDIX D

                          CERTAIN AFFILIATE AGREEMENTS



















                             Secretary's Certificate

                                   APPENDIX E

                           OTHER AFFILIATE AGREEMENTS

























                             Secretary's Certificate

                                                                     EXHIBIT F-2


                                     FORM OF
                              OFFICERS' CERTIFICATE


TO:      LASALLE BANK NATIONAL
         ASSOCIATION, AS COLLATERAL AGENT
         UNDER THE COMMON TERMS AGREEMENT
         REFERRED TO BELOW

         THE INITIAL FACILITY AGENTS REFERRED TO
         BELOW

         C/O LASALLE BANK NATIONAL ASSOCIATION, AS COLLATERAL AGENT 135 S. LASALLE STREET, SUITE 1625
         CHICAGO, ILLINOIS  60603
         ATTENTION: BRIAN D. AMES

         Reference is hereby made to the Common Terms Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Common Terms Agreement"), by and among:

          1) VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil ("HoldCo");

          2) VESPER S.A., a sociedade anonima organized under the laws of Brazil and a wholly-owned subsidiary of HoldCo (the "Company");

          3) ABN AMRO BANK N.V. ("ABN AMRO"), as Agent for itself, NORTEL NETWORKS CORPORATION, a Canadian corporation ("Nortel"), as initial purchaser under, and the other purchasers (the "Nortel Purchasers") from time to time party to the "Nortel Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Nortel Facility Agent");

          4) ABN AMRO, as Agent for itself and QUALCOMM INCORPORATED, a Delaware corporation ("Qualcomm"), as initial purchasers under, and the other purchasers (the "Qualcomm/Ericsson Purchasers") from time to time party to the "Qualcomm/Ericsson Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Qualcomm/Ericsson Facility Agent");

          5) HARRIS CORPORATION, a Delaware corporation, ("Harris"), as Agent for itself, as initial purchaser under, and the other purchasers (the "Harris Purchasers" and, together with the Nortel Purchasers and the Qualcomm/Ericsson Purchasers, the


                              Officers' Certificate

               "Purchasers") from time to time party to the "Harris Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Harris Facility Agent" and together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents");

          6) each Agent under the Other Pari Passu Financing Agreements that may thereafter become party thereto by executing an Accession Agreement, for themselves and the purchasers from time to time party to the Other Pari Passu Financing Agreements (in such capacity, together with its respective successors in such capacity, the "Other Pari Passu Facility Agents"); and

          7) LASALLE BANK NATIONAL ASSOCIATION, as common administrative and collateral agent for itself, the Nortel Facility Agent, the Nortel Purchasers, the Qualcomm/Ericsson Facility Agent, the Qualcomm/Ericsson Purchasers, the Harris Facility Agent, the Harris Purchasers, the Other Pari Passu Facility Agents, and the Other Pari Passu Creditors (together with its successors in such capacities, the "Collateral Agent").

         Capitalized terms used but not defined herein have the meanings assigned to them in the Common Terms Agreement.

         This Officers' Certificate is being delivered pursuant to Section 2.1 of the Common Terms Agreement. The undersigned are the [INSERT TITLES (PRESIDENT AND CHIEF FINANCIAL OFFICER OR EQUIVALENT)] of [INSERT NAME OF THE COMPANY, HOLDCO OR VESPER CAYMAN SPV] (the "Company Party") and hereby each further certify as of the date hereof, in their respective capacities as officers of the Company Party, as follows:

         1. We have carefully reviewed the terms of the Pari Passu Financing Documents to which the Company Party is a party and have made, or caused to be made, such review of the Company and its business affairs as we have considered necessary for the purposes of preparing this Officers' Certificate.

         2. We have carefully prepared and reviewed the contents of this Officers' Certificate and have conferred with counsel for the Company Party for the purpose of discussing the meaning of any provisions hereof that we desired to have clarified.

         3. All representations and warranties of the Company Party contained in the Pari Passu Financing Documents to which the Company Party is a party are true and correct in all material respects as of the date hereof as if made on such date (except for representations that are made only as of a specific date therein, which are true and correct as of such date).

         4. No Default or Event of Default exists on and as of the date hereof or would result from the issuance of the Notes on the Closing Date.


                              Officers' Certificate

         [5. Attached hereto as Appendix A is a Compliance Certificate setting forth the calculations by which we have determined that the Company is in compliance with the Financial and Operating Covenants contained in the Common Terms Agreement.][FOR COMPANY ONLY--NOT HOLDCO OR VESPER CAYMAN]]

         [6. Attached as Appendix B is a true, correct and complete copy of the Business Plan for the Company Party, including all amendments, as in effect on the date hereof.[FOR COMPANY ONLY--NOT HOLDCO OR VESPER CAYMAN]

         [7. Attached as Appendix C is a true, correct and complete copy of the financial statements referred to in Section 3.6 of the Common Terms Agreement.][FOR COMPANY ONLY--NOT HOLDCO OR VESPER CAYMAN]

         [8. All of the assets listed in the exhibits to the Collateral Documents constitute all of the Collateral of the Company Party][FOR COMPANY ONLY--NOT HOLDCO OR VESPER CAYMAN]

         5/9. All of the conditions precedent set forth in Sections 2.1 and 2.2 of the Common Terms Agreement have been satisfied and Sections 3.1 and 3.2 of each of the Note Purchase Agreements have been satisfied.

         6/10. The undersigned understand that the Purchaser Parties are relying materially on the truth and accuracy of the foregoing in connection with the extension of credit to the Company under the Common Terms Agreement.

         Date:                   ,     .
                -----------------  ----



                               Name:
                                    --------------------------------------------
                               Title: [President] (Company Party)



                               Name:
                                    --------------------------------------------
                               Title: [Chief Financial Officer] (Company Party)


                              Officers' Certificate

                                                                     EXHIBIT F-3


                                     FORM OF
                             COMPLIANCE CERTIFICATE


TO:      LASALLE BANK NATIONAL
         ASSOCIATION, AS COLLATERAL AGENT
         UNDER THE COMMON TERMS AGREEMENT
         REFERRED TO BELOW

         THE INITIAL FACILITY AGENTS REFERRED TO
         BELOW

         C/O LASALLE BANK NATIONAL
         ASSOCIATION, AS COLLATERAL AGENT
         135 S. LASALLE STREET, SUITE 1625
         CHICAGO, ILLINOIS  60603
         ATTENTION: BRIAN D. AMES

         Reference is hereby made to the Common Terms Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Common Terms Agreement"), by and among:

          1) VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil ("HoldCo");

          2) VESPER S.A., a sociedade anonima organized under the laws of Brazil and a wholly-owned subsidiary of HoldCo (the "Company");

          3) ABN AMRO BANK N.V. ("ABN AMRO"), as Agent for itself, NORTEL NETWORKS CORPORATION, a Canadian corporation ("Nortel"), as initial purchaser under, and the other purchasers (the "Nortel Purchasers") from time to time party to the "Nortel Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Nortel Facility Agent");

          4) ABN AMRO, as Agent for itself and QUALCOMM INCORPORATED, a Delaware corporation ("Qualcomm"), as initial purchasers under, and the other purchasers (the "Qualcomm/Ericsson Purchasers") from time to time party to the "Qualcomm/Ericsson Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Qualcomm/Ericsson Facility Agent");


                             Compliance Certificate

          5) HARRIS CORPORATION, a Delaware corporation, ("Harris"), as Agent for itself, as initial purchaser under, and the other purchasers (the "Harris Purchasers" and, together with the Nortel Purchasers and the Qualcomm/Ericsson Purchasers, the "Purchasers") from time to time party to the "Harris Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Harris Facility Agent" and together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents");

          6) each Agent under the Other Pari Passu Financing Agreements that may thereafter become party thereto by executing an Accession Agreement, for themselves and the purchasers from time to time party to the Other Pari Passu Financing Agreements (in such capacity, together with its respective successors in such capacity, the "Other Pari Passu Facility Agents"); and

          7) LASALLE BANK NATIONAL ASSOCIATION, as common administrative and collateral agent for itself, the Nortel Facility Agent, the Nortel Purchasers, the Qualcomm/Ericsson Facility Agent, the Qualcomm/Ericsson Purchasers, the Harris Facility Agent, the Harris Purchasers, the Other Pari Passu Facility Agents, and the Other Pari Passu Creditors (together with its successors in such capacities, the "Collateral Agent").

         Capitalized terms used but not defined herein have the meanings assigned to them in the Common Terms Agreement.

         This Compliance Certificate is being delivered pursuant to Section 4.1(c) of the Common Terms Agreement and relates to certain financial statements of the Company (the "Financial Statements") as of and for periods ended ______________, ____ (the "Financial Statement Date"). The undersigned are the chief financial officer (the "CFO") and the president, respectively, of the Company and hereby certify as of the date hereof, in their respective capacities as officers of the Company, as follows:

         1. We have reviewed the terms of the Note Documents and the Other Pari Passu Financing Documents and have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of the Company for the accounting period covered by the Financial Statements.

         2. Such review has not disclosed the existence of any Default or Event of Default, as such terms are defined in the Common Terms Agreement and the Note Purchase Agreements, respectively, during such accounting period or as of the Financial Statement Date and we do not


                             Compliance Certificate
have knowledge of the existence, as of the date of this Compliance Certificate, of any Default or Event of Default, except as follows:(1)

         --------------------------------------------------------------

         --------------------------------------------------------------

         --------------------------------------------------------------

         The CFO hereby further certifies as of the Financial Statement Date, in his capacity as an officer of the Company, as follows:

=================================================================================== =================== ==================

                                                                                          ACTUAL             TARGET
                                                                                          AMOUNT             AMOUNT
         THE CFO HEREBY CERTIFIES THAT THE COMPANY IS IN COMPLIANCE WITH                AS OF THE           AS OF THE
             EACH OF THE FOLLOWING FINANCIAL AND OPERATING COVENANTS:                    QUARTER             QUARTER
                                                                                          ENDING              ENDING
----------------------------------------------------------------------------------- ------------------- ------------------

A.       MINIMUM ANNUALIZED REVENUES (Section 5.5(a) of the Common Terms Agreement)
----------------------------------------------------------------------------------- ------------------- ------------------

         1.       Total revenues of the Company and its Subsidiaries for the most recently ended Fiscal Quarter preceding the date hereof,
                  determined on a consolidated basis in accordance with GAAP and converted from Reais to Dollars (if necessary) by applying the
                  Average Conversion Factor for the relevant period to the
                  aggregate amount of such revenues for such period:                   $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         2.       Total revenues of the Company and its Subsidiaries for the
                  Fiscal Quarter preceding the Fiscal Quarter referred to in A.1 above, determined on a consolidated basis in accordance with
                  GAAP and converted from Reais to Dollars (if necessary) by applying the Average Conversion Factor for the relevant period
                  to the aggregate amount of such revenues for such period:            $__________
=================================================================================== =================== ==================

-------------------------------------
(1) Specify the nature and period of existence of the Default or Event of Default (if any) and what action the Company has taken, is taking, or proposes to take with respect thereto.


                             Compliance Certificate

=================================================================================== =================== ==================

                                                                                          ACTUAL             TARGET
                                                                                          AMOUNT             AMOUNT
         THE CFO HEREBY CERTIFIES THAT THE COMPANY IS IN COMPLIANCE WITH                AS OF THE           AS OF THE
             EACH OF THE FOLLOWING FINANCIAL AND OPERATING COVENANTS:                    QUARTER             QUARTER
                                                                                          ENDING              ENDING
----------------------------------------------------------------------------------- ------------------- ------------------


         3.       Annualized Revenues as of the end of the last day of the Fiscal
                  Quarter most recently ended prior the date hereof:(2)                $__________         $__________
----------------------------------------------------------------------------------- ------------------- ------------------

B.       SUBSCRIBERS (Section 5.5(b) of the Common Terms Agreement)
----------------------------------------------------------------------------------- ------------------- ------------------

         1.       Total customers receiving telecommunications services from the
                  Company and its Subsidiaries as of the end of the Fiscal
                  Quarter most recently ended prior to the date hereof:                 __________          __________
----------------------------------------------------------------------------------- ------------------- ------------------

C.       SENIOR DEBT TO TOTAL CAPITALIZATION RATIO (Section 5.6(a) of the Common Terms Agreement)
----------------------------------------------------------------------------------- ------------------- ------------------

         1.       As of the date hereof, the aggregate principal amount (or, in the case of Debt issued at a discount to par, issue price) of all Debt of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP and converted from
                  Reais to Dollars (if necessary) by applying the PTAX 800 Rate
                  in effect as of the date hereof to the aggregate amount of such      $__________
                  Debt:
----------------------------------------------------------------------------------- ------------------- ------------------

         2.       As of the date hereof, the aggregate principal amount (or
                  issue price, as applicable) of all Excluded Debt determined on a consolidated basis in accordance with GAAP and converted from Reais to Dollars (if necessary) by applying the PTAX 800
                  Rate in effect as of the date hereof to the aggregate amount
                  of such Excluded Debt:                                               $__________
=================================================================================== =================== ==================

-------------------------------------
(2)  [A.1. plus A.2.] multiplied by two.




                             Compliance Certificate

=================================================================================== =================== ==================

                                                                                          ACTUAL             TARGET
                                                                                          AMOUNT             AMOUNT
         THE CFO HEREBY CERTIFIES THAT THE COMPANY IS IN COMPLIANCE WITH                AS OF THE           AS OF THE
             EACH OF THE FOLLOWING FINANCIAL AND OPERATING COVENANTS:                    QUARTER             QUARTER
                                                                                          ENDING              ENDING
----------------------------------------------------------------------------------- ------------------- ------------------

         3.       As of the date hereof, the aggregate principal amount of
                  outstanding Shareholder Loans determined on a consolidated basis in accordance with GAAP and converted from Reais to
                  Dollars (if necessary) by applying the PTAX 800 Rate in effect        $__________
                  as of the date hereof to the aggregate amount of such
                  Shareholder Loans:
----------------------------------------------------------------------------------- ------------------- ------------------

         4.       Senior Debt as of the date hereof:(3)                                 $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         5.       Funded Equity as of the date hereof:                                  $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         6.       Total Capitalization as of the date hereof:(4)                        $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         7.       Senior Debt to Total Capitalization Ratio as of the date
                  hereof:(5)                                                             _____:_____      _____:_____(6)
----------------------------------------------------------------------------------- ------------------- ------------------

D.       TOTAL DEBT TO TOTAL CAPITALIZATION RATIO (Section 5.6(b) of the Common Terms Agreement)(7)
----------------------------------------------------------------------------------- ------------------- ------------------

         1.       Total Debt to Total Capitalization Ratio as of the date hereof:(8)                         [***]
                                                                                         _____:_____
=================================================================================== =================== ==================

----------
(3)  C.1. minus the sum of [C.2. plus C.3.].

(4)  The sum of C.1. and C.5.

(5)  The ratio of C.4. to C.6.

(6) The Target Ratio (the Ratio of Senior Debt to Total Capitalization determined pursuant to the terms of the Exchange Debt Agreement, which shall not be less than [***]) from the date of the issuance of Exchange Debt through December 31, 2002 and after December 31, 2002, [***].

(7)  Applicable only through December 31, 2002.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                             Compliance Certificate

=================================================================================== =================== ==================

                                                                                          ACTUAL             TARGET
                                                                                          AMOUNT             AMOUNT
         THE CFO HEREBY CERTIFIES THAT THE COMPANY IS IN COMPLIANCE WITH                AS OF THE           AS OF THE
             EACH OF THE FOLLOWING FINANCIAL AND OPERATING COVENANTS:                    QUARTER             QUARTER
                                                                                          ENDING              ENDING
----------------------------------------------------------------------------------- ------------------- ------------------

E.       TOTAL DEBT TO ANNUALIZED EBITDA RATIO (Section 5.6(c) of the Common Terms Agreement)
----------------------------------------------------------------------------------- ------------------- ------------------

         1.       EBITDA for the most recently ended Fiscal Quarter preceding the date hereof, determined on a consolidated basis in
                  accordance with GAAP and converted from Reais to Dollars (if
                  necessary) by applying the Average Conversion Factor for the          $__________
                  relevant period to the aggregate of such amount:
----------------------------------------------------------------------------------- ------------------- ------------------

         2.       EBITDA for the Fiscal Quarter preceding the Fiscal Quarter referred to in E.1. above, determined on a consolidated basis in accordance with GAAP and converted from Reais to Dollars
                  (if necessary) by applying the Average Conversion Factor for
                  the relevant period to the aggregate of such amount:                  $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         3.       Annualized EBITDA as of the end of the last day of the Fiscal
                  Quarter most recently ended prior to the date hereof:(9)              $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         4.       Ratio of Total Debt to Annualized EBITDA as of the end of the
                  last day of the Fiscal Quarter most recently ended prior to the        _____:_____         _____:_____
                  date hereof:(10)
----------------------------------------------------------------------------------- ------------------- ------------------

F.       INTEREST COVERAGE RATIO (Section 5.6(d) of the Common Terms Agreement)
=================================================================================== =================== ==================

-------------------------------------
[Footnote continued from previous page]

(8)  The ratio of C.1. to C.5.

(9)  [E.1. plus E.2.] multiplied by two.

(10) The ratio of C.1. to E.3..



                             Compliance Certificate

=================================================================================== =================== ==================

                                                                                          ACTUAL             TARGET
                                                                                          AMOUNT             AMOUNT
         THE CFO HEREBY CERTIFIES THAT THE COMPANY IS IN COMPLIANCE WITH                AS OF THE           AS OF THE
             EACH OF THE FOLLOWING FINANCIAL AND OPERATING COVENANTS:                    QUARTER             QUARTER
                                                                                          ENDING              ENDING
----------------------------------------------------------------------------------- ------------------- ------------------


         1.       EBITDA of the Company and its Subsidiaries for the two
                  consecutive Fiscal Quarters most recently ended prior to the date hereof determined on a consolidated basis in accordance with GAAP and converted from Reais to Dollars (if necessary)
                  by applying the Average Conversion Factor for the relevant
                  period to the aggregate of such amount:                               $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         2.       Interest Expense for the two consecutive Fiscal Quarters most recently ended prior to the date hereof, determined on a
                  consolidated basis in accordance with GAAP and converted from
                  Reais to Dollars (if necessary) by applying the Average
                  Conversion Factor for such period to such amount:                     $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         3.       Interest Coverage Ratio as of the date hereof:(11)                     _____:_____        _____:____
----------------------------------------------------------------------------------- ------------------- ------------------

G.       FIXED CHARGE COVERAGE RATIO (Section 5.6(e) of the Common Terms Agreement)
----------------------------------------------------------------------------------- ------------------- ------------------

         1.       Fixed Charges for the two consecutive Fiscal Quarters most recently ended prior to the date hereof, determined on a
                  consolidated basis in accordance with GAAP and converted from
                  Reais to Dollars (if necessary) by applying the Average
                  Conversion Factor for such period to such amount:                     $__________
----------------------------------------------------------------------------------- ------------------- ------------------

         2.       Fixed Charge Coverage Ratio as of the date hereof:(12)                 _____:_____        _____:_____
----------------------------------------------------------------------------------- ------------------- ------------------

H.       CAPITAL EXPENDITURES (Section 5.6(f) of the Common Terms Agreement)(13)

=================================================================================== =================== ==================


------------
(11) Ratio of F.1. to F.2..

(12) Ratio of F.1. to G.1.


                             Compliance Certificate

=================================================================================== =================== ==================

                                                                                          ACTUAL             TARGET
                                                                                          AMOUNT             AMOUNT
         THE CFO HEREBY CERTIFIES THAT THE COMPANY IS IN COMPLIANCE WITH                AS OF THE           AS OF THE
             EACH OF THE FOLLOWING FINANCIAL AND OPERATING COVENANTS:                    QUARTER             QUARTER
                                                                                          ENDING              ENDING
----------------------------------------------------------------------------------- ------------------- ------------------

                  1. Capital Expenditures for the Fiscal Year most recently
                  ended prior to the date hereof, determined on a consolidated basis in accordance with GAAP and converted from Reais to
                  Dollars (if necessary) by applying the Average Conversion
                  Factor over the relevant period to the aggregate amount of
                  Capital Expenditures during such period:                              $__________         $_________(14)
=================================================================================== =================== ==================

--------------
[Footnote continued from previous page]

(13) Applicable only to year end certifications.

(14) To the extent the amount set forth in Schedule 5 to the Common Terms Agreement for any period exceeds Capital Expenditures for such period, 100% of such excess may be applied to the immediately succeeding period, without carryforward to any subsequent period. Any Capital Expenditure during any period shall be attributable against (i) first, the amount of any carryforward and (ii) second, the amount permitted for such period.


                             Compliance Certificate

         The undersigned have executed this Compliance Certificate as of the ____th day of _______________, _____.





                                            Signed:
                                                   -----------------------------
                                            Name:
                                                 -------------------------------
                                            Title: President




                                            Signed:
                                                   -----------------------------
                                            Name:
                                                 -------------------------------
                                            Title: Chief Financial Officer







                             Compliance Certificate

                                                                     EXHIBIT F-4


                                     FORM OF
                              SOLVENCY CERTIFICATE


TO:      LASALLE BANK NATIONAL
         ASSOCIATION, AS COLLATERAL AGENT
         UNDER THE COMMON TERMS AGREEMENT
         REFERRED TO BELOW


         THE INITIAL FACILITY AGENTS REFERRED TO BELOW


         C/O LASALLE BANK NATIONAL
         ASSOCIATION, AS COLLATERAL AGENT
         135 S. LASALLE STREET, SUITE 1625
         CHICAGO, ILLINOIS 60603
         ATTENTION: BRIAN D. AMES

         Reference is hereby made to the Common Terms Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Common Terms Agreement"), by and among:

          1) VESPER HOLDING S.A., a sociedade anonima organized under the laws of Brazil ("HoldCo");

          2) VESPER S.A., a sociedade anonima organized under the laws of Brazil and a wholly-owned subsidiary of HoldCo (the "Company");

          3) ABN AMRO BANK N.V. ("ABN AMRO"), as Agent for itself, NORTEL NETWORKS CORPORATION, a Canadian corporation ("Nortel"), as initial purchaser under, and the other purchasers (the "Nortel Purchasers") from time to time party to the "Nortel Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Nortel Facility Agent");

          4) ABN AMRO, as Agent for itself and QUALCOMM INCORPORATED, a Delaware corporation ("Qualcomm"), as initial purchasers under, and the other purchasers (the "Qualcomm/Ericsson Purchasers") from time to time party to the "Qualcomm/Ericsson Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Qualcomm/Ericsson Facility Agent");


                              Solvency Certificate

          5) HARRIS CORPORATION, a Delaware corporation, ("Harris"), as Agent for itself, as initial purchaser under, and the other purchasers (the "Harris Purchasers" and, together with the Nortel Purchasers and the Qualcomm/Ericsson Purchasers, the "Purchasers") from time to time party to the "Harris Note Purchase Agreement" referred to therein (in such capacity, together with its successors in such capacity, the "Harris Facility Agent" and together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents");

          6) each Agent under the Other Pari Passu Financing Agreements that may thereafter become party thereto by executing an Accession Agreement, for themselves and the purchasers from time to time party to the Other Pari Passu Financing Agreements (in such capacity, together with its respective successors in such capacity, the "Other Pari Passu Facility Agents"); and

          7) LASALLE BANK NATIONAL ASSOCIATION, as common administrative and collateral agent for itself, the Nortel Facility Agent, the Nortel Purchasers, the Qualcomm/Ericsson Facility Agent, the Qualcomm/Ericsson Purchasers, the Harris Facility Agent, the Harris Purchasers, the Other Pari Passu Facility Agents, and the Other Pari Passu Creditors (together with its successors in such capacities, the "Collateral Agent").

         Capitalized terms used but not defined herein have the meanings assigned to them in the Common Terms Agreement.

         This Solvency Certificate is being delivered pursuant to Section 2.1 of the Common Terms Agreement. The undersigned are the [INSERT TITLES (PRESIDENT AND CHIEF FINANCIAL OFFICER OR EQUIVALENT)] of [INSERT NAME OF COMPANY PARTY] (the "Company Party") and hereby each further certify as of the date hereof, in their respective capacities as officers of the Company Party, as follows:

         1. We have responsibility for (a) the management and financial affairs of the Company Party and the preparation of financial statements of the Company Party, and (b) reviewing the financial and other aspects of the Company Party's involvement in the Expanded Project and the other Permitted Business of the Company Party.

         2. We have carefully prepared and/or reviewed the contents of this Solvency Certificate and have conferred with counsel for the Company Party for the purpose of discussing the meaning of any provisions hereof that we desired to have clarified.

         3. Based upon the foregoing and upon the best of our knowledge after due diligence, we have concluded that the Company Party is Solvent (as such term is defined in the Common Terms Agreement), and the execution and delivery by the Company Party of the Note Documents and the Other Pari Passu Financing Documents to which it is a party, the performance of its obligations thereunder, and the issuances of Notes contemplated by the Note Purchase Agreements, will not cause the Company Party to fail to be Solvent.








                              Solvency Certificate

         4. The undersigned understand that the Purchaser Parties are relying materially on the truth and accuracy of the foregoing in connection with the extension of credit to the Company Party under the Note Purchase Agreement.















                              Solvency Certificate

         The undersigned have executed this Solvency Certificate as of the ___th day of ___________, ____.




                               Name:
                                    --------------------------------------------
                               Title: [President] (Company Party)



                               Name:
                                    --------------------------------------------
                               Title: [Chief Financial Officer] (Company Party)





                              Solvency Certificate

                                                                     EXHIBIT G-1


                         FORM OF OPINION OF US COUNSEL

                             INTENTIONALLY OMITTED

                                                                     EXHIBIT G-2


                     FORM OF LEGAL OPINION OF LOCAL COUNSEL

                             INTENTIONALLY OMITTED

                                                                     EXHIBIT G-3


                   FORM OF LEGAL OPINION OF BRAZILIAN COUNSEL

                             INTENTIONALLY OMITTED

                                                                     EXHIBIT G-4


                              FORM OF LEGAL OPINION

     We are of the opinion that:

     1. Obligor is a corporation, duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. Obligor has all requisite corporate power and authority and the legal right to own and operate its properties, to carry on its business as heretofore conducted, to enter into the Financing Documents to which it is or will be a party and to carry out the transactions contemplated thereby.

     2. The execution and delivery by Obligor of the Financing Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by all necessary corporate action. The Sideletter has been duly executed and delivered by Obligor. The ACCA has been duly authorized and, upon delivery thereof by the Collateral Agent in accordance with the provisions of the Sideletter, will have been duly delivered by Obligor.

     3. The execution, delivery and performance by Obligor of the Financing Documents does not and will not violate any constitution, statute, law or regulation of the State of Colorado or require any authorization, consent, waiver or approval of any governmental authority or regulatory body of the State of Colorado, in each case applicable to Obligor.

     4. The execution, delivery and performance by Obligor of the Financing Documents does not (i) violate (A) the certificate of incorporation or bylaws of Obligor, or (B) to our knowledge, any order, judgment or decree of any court or other agency of government binding on Obligor or its property, or (ii) result in a breach of or default under any indenture, loan agreement or other material contract of Obligor listed on Schedule B which Obligor has informed us is a list of all material contracts of Obligor (each a "Material Contract"), (B) result in any obligations of Obligor under any Material Contract becoming due and payable or subject to redemption or repurchase (including at the option of any party) or
(C) result in or require the creation or imposition of any lien or encumbrance upon any assets of Obligor under any Material Contract.

     5. You have requested that we advise you whether a court of the State of Colorado would give effect to the choice of law provision in the Financing Documents in favor of the laws of the State of New York. While the courts of the State of Colorado generally give effect to a choice of law provision within a contract, you should be aware that a court of the State of Colorado might not give effect to the choice of law provisions contained in the Financing Documents if it found that: (i) a jurisdiction other than New York has a materially greater interest than New York in the determination of a particular issue arising under the Financing Documents, (ii) the law of such other jurisdiction would be the applicable law absent the parties choice of law, and (iii) the application of the law of New York would be contrary to a fundamental policy of such other jurisdiction. In such event, the court might apply the law of such other jurisdiction pursuant to Section 187 of the RESTATEMENT (SECOND) OF CONFLICTS OF LAW. Although we have not investigated or researched the question, we are presently unaware of any fundamental policy of the State of Colorado which would be contrary to the application of the law of New York to the Financing Documents. We render no opinion as to the enforceability of the choice of law provision in the Financing Documents if reviewed by a court of any jurisdiction other than the State of Colorado.

                                                                       EXHIBIT H

                             EXCHANGE DEBT AGREEMENT

         This EXCHANGE DEBT AGREEMENT, dated as of December 17, 1999 (as amended from time to time, the "Agreement"), by and among VESPER S.A., a sociedade anomina organized under the laws of Brazil (the "Company") and a wholly owned subsidiary of Vesper Holding, S.A., a sociedade anomina organized under the laws of Brazil ("HoldCo"); NORTEL NETWORKS CORPORATION, a Canadian corporation ("Nortel"), as the initial purchaser under the "Nortel Note Purchase Agreement" referred to below; QUALCOMM INCORPORATED, a Delaware corporation ("Qualcomm"), as an initial purchaser under the "Qualcomm/Ericsson Note Purchase Agreement" referred to below; TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.), a Swedish company ("Ericsson"), HARRIS CORPORATION, a Delaware corporation ("Harris", as the initial purchaser under the "Harris Note Purchase Agreement" referred to below.

                                 R E C I T A L S

         A. The Company has entered into (i) that certain Note Purchase Agreement dated as of December 13, 1999 (the "Nortel Note Purchase Agreement") with ABN Amro Bank, as administrative agent (the "Nortel Facility Agent"), Nortel, as initial purchaser, and the other Purchasers thereunder; (ii) that certain Note Purchase Agreement dated as of December 13, 1999 (the "Qualcomm/Ericsson Note Purchase Agreement") with Qualcomm, as administrative agent (the "Qualcomm/Ericsson Facility Agent"), ABN Amro Bank N.V. and Qualcomm, as initial Purchasers, the other Purchasers thereunder and Ericsson; and (iii) that certain Note Purchase Agreement dated as of December 13, 1999 (the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with the Harris, as administrative agent (the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Facility Agents"), Harris, as initial Purchaser, and the other Purchasers thereunder.

         B. In connection with the Note Purchase Agreements, HoldCo, the Company, the Facility Agents, the administrative agents under each Other Pari Passu Financing Agreement and LASALLE BANK NATIONAL ASSOCIATION, as common administrative and collateral agent for itself, the Nortel Facility Agent, the Nortel Purchasers, the Qualcomm/Ericsson Facility Agent, the Qualcomm/Ericsson Purchasers, the Harris Facility Agent, the Harris Purchasers, the Other Pari Passu Facility Agents, and the other Pari Passu Creditors (together with its successors in such capacities, the "Collateral Agent") have entered into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement"), which sets forth certain common terms, conditions and covenants relating to the Note Purchase Agreements and each Other Pari Passu Financing Agreement.

         C. The Company and each of the Vendor Purchasers have agreed that, on the terms and subject to the conditions set forth in this Agreement, the Common Terms Agreement and each of the Note Purchase Agreements and subject to receipt of prior approval from the Central Bank from time to time, the Vendor Purchasers may require the Company to issue, and each of the Vendor Purchasers may and, under the circumstances set forth herein, shall accept, in exchange for all or a portion of the Notes purchased and held by them pursuant to the respective Note Purchase Agreement, debt securities as further described in this Agreement (the "Exchange Debt").

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND RELATED MATTERS

         SECTION 1.1 DEFINED TERMS GENERALLY. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Common Terms Agreement.

         SECTION 1.2 DEFINITIONS. The following terms with initial capital letters have the following meanings:

                  "ADDITIONAL EXCHANGE DEBT" means Exchange Debt issued as payment in kind of interest accrued with respect to any Exchange Debt (whether Initial Exchange Debt or Additional Exchange Debt) as permitted or required by the Indenture and the Description of Notes, as may be modified by the Purchasers pursuant to Section 2.3(a).

                  "AGREEMENT" is defined in the Preamble and includes all Exhibits.

                  "COMPANY SPREAD" is defined in Section 2.3(b)(ii).

                  "COMPANY'S BANK" is defined in Section 2.3(b)(ii).

                  "CONVERSION DATE" means the date of conversion of Notes and issuance of Exchange Debt.

                  "CONVERTING VENDOR PURCHASER" is defined in Section 2(e)(i) and includes a Vendor Purchaser who elects pursuant to Section 2.2 to convert a portion of the Notes held by it under its Note Purchase Agreement into Exchange Debt.

                  "CONVERSION PORTION" is defined in Section 2.1(e)(i).

                  "DESIGNATED TRUSTEE" means any Person designated by the Required Vendor Purchasers to act as the trustee under the Indenture.

                  "DISPUTED MARKET TERMS" is defined in Section 2.3(c).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.



                            EXCHANGE DEBT AGREEMENT

                  "EXCHANGE DEBT" is defined in the Recitals.

                  "EXCHANGE DEBT CONVERSION AGREEMENT" is defined in Section 2.1(a)(ii).

                  "EXCHANGE DEBT DOCUMENTS" is defined in Section 2.1(a)(iv).

                  "FACILITY AGENTS" is defined in the Recitals.

                  "FINAL OFFERING MEMORANDUM" is defined in Section 2.4(d)(ii).

                  "HARRIS FACILITY AGENT" is defined in the Recitals.

                  "HARRIS NOTE PURCHASE AGREEMENT" is defined in the Recitals.

                  "INDENTURE" is defined in Section 2.1(a)(i).

                  "INITIAL EXCHANGE DEBT" means Exchange Debt issued pursuant to
Section 2.1 or Section 2.2.

                  "INITIATING VENDOR PURCHASER" is defined in Section 2.1(b).

                  "MARKET SPREAD" means the semi-annual equivalent yield to maturity of any Tranche of Exchange Debt (expressed as a spread over the U.S. Treasury Yield) determined in accordance with Section 2.3(b).

                  "NON-CONVERTING VENDOR PURCHASER" is defined in Section 2.1(e)(i) and includes any Vendor Purchaser who elects under Section 2.2 not to convert any Notes held by it under its Note Purchase Agreement into Exchange Debt.

                  "NON-RECOURSE PARTICIPATION" means a Participation granted by a Vendor Purchaser under the applicable Note Purchaser Agreement other than a Participation that is fully guarantied by such Vendor Purchaser with respect to principal, interest and any other amounts payable under the applicable Note Purchase Agreement, the applicable Note(s) and the Common Terms Agreement.

                  "NORTEL FACILITY AGENT" is defined in the Recitals.

                  "NORTEL NOTE PURCHASE AGREEMENT" is defined in the Recitals.

                  "NOTICE OF CONVERSION TO EXCHANGE DEBT" means a notice, given by each Vendor Purchaser to the respective Facility Agent pursuant to Section 2.4(a), and to Section 2.7 of the respective Note Purchase Agreement, substantially in the form attached hereto as Exhibit A.

                  "NOTICE OF DISPUTED TERMS AND CONDITIONS" is defined in
Section 2.3(c).

                  "NOTICE OF NEGOTIATION" is defined in Section 2.1(a).



                            EXCHANGE DEBT AGREEMENT

                  "NOTICE OF PROPOSED CONVERSION TO EXCHANGE DEBT" means a notice, given by the Initiating Vendor Purchaser to each other Vendor Purchaser pursuant to Section 2.1(b), substantially in the form attached hereto as Exhibit B.

                  "NOTICE OF PROPOSED TERMS AND CONDITIONS" is defined in
Section 2.1(d)(iii).

                  "NOTIFYING FACILITY AGENT" is defined in Section 2.2.

                  "OFFERING MEMORANDUM" is defined in Section 2.4(d)(ii).

                  "OUTSIDE BANK" is defined in Section 2.3(c).

                  "PORTAL" is defined in Section 5.1(a).

                  "PRELIMINARY OFFERING MEMORANDUM" is defined in Section 2.4(d)(ii).

                  "PRICING DATE" is defined in Section 2.3(a).

                  "PROCESS AGENT" is defined in Section 5.9(b).

                  "PURCHASERS' BANK" is defined in Section 2.3(b).

                  "PURCHASER SPREAD" is defined in Section 2.3(a)(ii).

                  "QUALCOMM/ERICSSON FACILITY AGENT" is defined in the Recitals.

                  "QUALCOMM/ERICSSON NOTE PURCHASE AGREEMENT" is defined in the Recitals.

                  "QUALIFYING DEBT OFFERING" means an offering of Excluded Debt by the Company that, if a Notice of Proposed Conversion to Exchange Debt has previously been given pursuant to Section 2.1(b), is reasonably expected to be completed on or before the Conversion Date proposed in such notice or such other date as the Converting Vendor Purchasers agree in accordance Section 2.1(d).

                  "REGISTERED EXCHANGE DEBT" is defined in Section 5.1(a).

                  "REGISTRATION RIGHTS AGREEMENT" is defined in Section 2.3(e).

                  "REQUESTING VENDOR PURCHASER" is defined in Section 2.1(a).

                  "REQUIRED VENDOR PURCHASERS" means Vendor Purchasers holding more than 50% (in Dollar amount) of the sum of (a) the aggregate outstanding principal amount of the Notes held by all of the Vendor Purchasers under the respective Note Purchase Agreements, plus (b) until the termination of such commitments, the undrawn amount of the aggregate Commitments under such Note Purchase Agreements, if any, provided that the Commitments or Notes, as applicable, of any Non-Converting Vendor Purchaser shall be disregarded for purposes



                            EXCHANGE DEBT AGREEMENT
of this determination at all times after such Vendor Purchaser has indicated in a notice pursuant to Section 2.1(e) that such Vendor Purchaser is a Non-Converting Vendor Purchaser.

                  "RESALE DATE" means the date designated by the Required Vendor Purchasers on which an offering of Exchange Debt for resale by the Vendor Purchasers is expected to close.

                  "RESALE DOCUMENTS" is defined in Section 2.1(a)(iv).

                  "SENIOR DISCOUNT EXCHANGE DEBT" is defined in Section 2.3(a).

                  "SUBORDINATED EXCHANGE DEBT" is defined in Section 2.3(a).

                  "TARGET RATIO" means with respect to the Company, a ratio of Senior Debt to Total Capitalization to be determined in accordance with Section 2.1, which ratio shall not be less than [***], calculated in accordance with
Section 5.6(a) of the Common Terms Agreement.

                  "TRANCHE" means (i) all Initial Exchange Debt issued on the same Conversion Date pursuant Section 2.1; (ii) as provided in Section 2.2, all Initial Exchange Debt issued pursuant to Section 2.2 in respect of Initial Exchange Debt issued pursuant to Section 2.1; and (iii) all Additional Exchange Debt issued with respect to any Exchange Debt of a particular Tranche, all of which Initial Exchange Debt and Additional Exchange Debt of any Tranche having the same terms including with respect to covenants, events of default and remedies, as the Initial Exchange Debt of such Tranche issued pursuant to
Section 2.1.

                  "U.S. TREASURY YIELD" means, with respect to any Tranche of Exchange Debt, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue on the Pricing Date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price on the Pricing Date. For purposes of this definition, (i) "Comparable Treasury Issue" means the United States Treasury security selected by the Purchasers' Bank as having a maturity comparable to the term of the relevant Tranche of Exchange Debt that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the term of such Tranche; (ii) "Comparable Treasury Price" means, with respect to the relevant Pricing Date, (a) the average of the applicable Reference Treasury Dealer Quotations for such Pricing Date, after excluding the highest and lowest such applicable Reference Treasury Dealer Quotations, or (b) if the Purchasers' Bank obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations; (iii) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Pricing Date for Exchange Debt, the average, as determined by the Purchasers' Bank, of the bid and asked prices for the Comparable Treasury Issue for such Exchange Debt (expressed in each case as a percentage of its principal amount) quoted by such Reference Treasury Dealer at 5:00 p.m. on the Pricing Date; and (iv) "Reference Treasury Dealer" means at least four primary U.S. Government securities dealers in New York City as the Purchasers' Bank shall select.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.




                            EXCHANGE DEBT AGREEMENT

                  "VENDOR PURCHASERS" means such of Nortel, Qualcomm, Ericsson and Harris as have not assigned all of their Notes and Commitments under the Note Purchase Agreements in a Non-Recourse Assignment.

         SECTION 1.3 RELATED MATTERS. Section 1.2 of the Common Terms Agreement (other than Section 1.2(b)) shall govern the interpretation of this Agreement and is hereby incorporated herein by reference, provided that all references therein to "this Agreement" shall read as being to this Agreement. For purposes of this Agreement, all Notes and Commitments subject to an Initial Purchaser Guarantee provided by a Vendor Purchaser shall be deemed held by and outstanding to such Vendor Purchaser.

         SECTION 1.4 DETERMINATIONS. Any determination or calculation contemplated by this Agreement that is made by any Vendor Purchaser shall be presumed correct and be binding upon the Company Parties, in the absence of manifest error. References in this Agreement to any "determination" by any Vendor Purchaser include good faith estimates by such Vendor Purchaser (in the case of quantitative determinations), and good faith beliefs by such Vendor Purchaser (in the case of qualitative determinations). All consents and other actions of any Vendor Purchaser contemplated by this Agreement may be given, taken, withheld or not taken in good faith in such Vendor Purchaser's absolute and sole discretion (whether or not so expressed), except as otherwise expressly provided herein.

                                   ARTICLE II

         CONVERSION OF NOTES TO EXCHANGE DEBT; DELIVERY OF EXCHANGE DEBT

         SECTION 2.1 OPTIONAL CONVERSION OF NOTES TO EXCHANGE DEBT.

                  (a) NOTICE OF NEGOTIATION. If on any single occasion prior to December 31, 2002, any of the Vendor Purchasers (the "Requesting Vendor Purchaser") either (1) gives a Notice of Proposed Conversion to Exchange Debt pursuant to Section 2.1(b) or (2) determines in its discretion that it may make a Non-Recourse Assignment of all or any portion of the Notes and Commitments held by it under the respective Note Purchase Agreement within the next four months and, in connection therewith, believes it to be advisable to commence negotiations of the terms and conditions of the Exchange Debt Documents, the Requesting Vendor Purchaser shall provide a notice to such effect (a "Notice of Negotiation") to the other Vendor Purchasers and the Company, and the Company shall promptly enter into good faith negotiations with the Requesting Vendor Purchaser, which negotiations may be joined by the other Vendor Purchasers. Such negotiations shall be conducted [in New York] and shall be concluded as expeditiously as possible, consistent with a schedule that is customary for negotiations of high yield debt transactions between issuers and underwriters, and shall include, at the discretion of the Required Vendor Purchasers, the following agreements and documents, the terms of which shall be in accordance with Section 2.3:



                            EXCHANGE DEBT AGREEMENT

                  (i) an indenture pursuant to which the Exchange Debt shall be issued and setting forth the covenants, events of default, subordination provisions and other terms and conditions of the Exchange Debt consistent with this Agreement (together with any supplemental indenture contemplated by this Section 2.1(a), the "Indenture");

                  (ii) a purchase document pursuant to which the Exchange Debt will be acquired by the Converting Vendor Purchasers and setting forth representations and warranties, covenants, conditions to issuance, indemnities and other customary provisions consistent with this Agreement, including the delivery of customary comfort letters upon any Resale Date (the "Exchange Debt Conversion Agreement");

                  (iii) if such an agreement will be required in connection with the Exchange Debt of such Tranche pursuant to Section 2.3(c), the Registration Rights Agreement; and

                  (iv) any other documents (other than an Offering Memorandum) related to the resale by the Converting Vendor Purchasers of the Exchange Debt as may be reasonably required by the Converting Vendor Purchasers, including issuer's counsel opinions, comfort letters and other documents that would customarily be required in connection with resale pursuant to Rule 144A or Regulation S of high yield debt securities of Brazilian or other emerging market issuers in the telecommunications business ("Resale Documents" or, together with the documents listed in clauses (i) through (iii) the "Exchange Debt Documents").

                  All decisions with regard to the terms and conditions of the Exchange Debt Documents shall be made, on behalf of the Converting Vendor Purchasers, by the Requesting Vendor Purchaser, unless the Required Vendor Purchasers determine otherwise, after consultation with all Converting Vendor Purchasers. At the request of the Converting Vendor Purchasers, the negotiation (or completion of the negotiation) of all or a part of the substantive covenants and events of default of the Indenture in respect of any Tranche of Exchange Debt may be deferred until after issuance of such Exchange Debt pursuant to
Section 2.1(e)(i). In any such case, such covenants or events of default shall not be included in the related Indenture on the initial Conversion Date, and negotiation of such covenants and events of default shall be concluded, and the Indenture shall be supplemented to include such covenants and events of default, in each case as expeditiously as possible thereafter.

                  (b) NOTICE OF PROPOSED CONVERSION TO EXCHANGE DEBT.

                           (i) If at any time prior to December 31, 2002, any of the Vendor Purchasers (the "Initiating Vendor Purchaser") determines in its discretion that it may make a Non-Recourse Assignment of all or any portion of the Notes and Commitments held by it under the respective Note Purchase Agreement and desires to convert all or any portion of the Notes held by it and the other Vendor Purchasers into Exchange Debt, it shall give to each of the other Vendor Purchasers a Notice of Proposed Conversion to Exchange Debt. Any such Notice of Proposed Conversion to Exchange Debt shall (i) state that a Non-Recourse Assignment is being proposed, (ii) set forth the proposed Conversion Date (which shall not be less than sixty Business Days after the date on



                            EXCHANGE DEBT AGREEMENT
         which such notice is received or if terms have been previously negotiated pursuant to Section 2.1(a), twenty Business Days) and the proposed Pricing Date, (iii) indicate a proposed Target Ratio and an estimate of the aggregate principal amount of Notes that will have to be converted into Exchange Debt in order to achieve such Target Ratio,
         (iv) set forth the final maturity date of such Tranche of Exchange Debt, will shall be no earlier than the date that is one year after the latest Final Maturity Date, (v) if not previously agreed in negotiations under Section 2.1(a), specify whether such Tranche of Exchange Debt will be Senior Discount Exchange Debt or Subordinated Exchange Debt, (vi) if not previously agreed in negotiations under
         Section 2.1(a), set forth whether such Tranche of Exchange Debt will be unsecured or secured by a second priority lien on the Collateral and
         (vii) in the case of any Exchange Debt with a final maturity date after the date that is one year after the latest Final Maturity Date, specify any terms of optional redemption of such Tranche (with the redemption prices being specified by reference to the Market Spread). If the terms and conditions of the Exchange Debt Documents have not been previously negotiated, a Notice of Proposed Conversion to Exchange Debt shall constitute a Notice of Negotiation as contemplated by Section 2.1(a) and the Company and the Vendor Purchasers shall promptly commence negotiation of the Exchange Debt Documents in accordance with such Section. The terms and conditions of any Tranche of Exchange Debt shall be those that are customary for high yield debt transactions by Brazilian or other emerging market issuers similar to the Company on the proposed Pricing Date as determined in accordance with Sections 2.1(a) and 2.3.

                           (ii) Notwithstanding anything contained in this
         Section 2.1(b) to the contrary, if negotiations have commenced pursuant to the delivery of a Notice of Proposed Conversion to Exchange Debt, and a change has occurred in market conditions that would adversely affect the sale of the Exchange Debt, as determined in the sole discretion of the Required Vendor Purchasers, after consultation with the Converting Vendor Purchasers and approved by the Initiating Vendor Purchaser, then the Initiating Vendor Purchaser may provide notice to the Company that the negotiations are to cease. The Company shall be obligated to re-enter negotiations at a later date after receiving notification by any Vendor Purchaser that the Required Vendor Purchasers have determined that market conditions are such that a sale of the Exchange Debt is feasible and they are prepared to restart negotiations. In any such case, the Conversion Date shall be reset by the Required Vendor Purchasers to a date reasonably acceptable to the Company that is no more than 20 Business Days after the date on which such notice to restart negotiations is given to the Company. This
         Section 2.1(b)(ii) shall be applicable to all such restarted negotiations (without limitation on the number of restarts) unless and until the Exchange Debt described in the Notice of Proposed Conversion to Exchange Debt has been issued.

                           (iii) In the event that negotiations are suspended pursuant to clause (ii) above prior to the expiration of the ten-day period for notification to the Initiating Vendor Purchaser referred to in Section 2.1(e), any Vendor Purchaser who has not given notice pursuant to such Section shall have ten days from the date on which negotiations are



                            EXCHANGE DEBT AGREEMENT
         reinitiated (if any) to notify the Initiating Vendor Purchaser of its election to convert or not to convert in accordance with Section 2.1(e)(i).

                  (c) NOTICE TO THE COMPANY. Simultaneously with sending a Notice of Proposed Conversion to Exchange Debt to the other Vendor Purchasers, the Initiating Vendor Purchaser shall notify the Company of the proposed Conversion Date and the proposed Pricing Date.

                  (d) VOTE, OBJECTION OF THE VENDOR PURCHASERS; NOTICE OF PROPOSED TERMS AND CONDITIONS.

                           (i) The establishment of the Target Ratio, the issuance of a Tranche of Exchange Debt and the terms and conditions of any such Tranche shall require the approval of the Required Vendor Purchasers.

                           (ii) Unless Vendor Purchasers holding more than 49% of sum of (x) the aggregate principal amount of the Notes held by all of the Vendor Purchasers under the respective Note Purchase Agreements, plus (y) until the termination of such Commitments, the undrawn amount of the aggregate Commitments held by all Vendor Purchasers under such Note Purchase Agreements, object in writing within ten Business Days after the date of any Notice of Proposed Conversion to Exchange Debt, the Target Ratio and the issuance of the Tranche of Exchange Debt proposed to be issued, on the terms and conditions set forth in the Notice of Proposed Conversion to Exchange Debt and as contemplated by this Agreement, shall be deemed to have been approved by the Required Vendor Purchasers. For purposes of the foregoing sentence, any Loans or Commitments held by any Non-Converting Vendor Purchaser shall be disregarded. If any Vendor Purchaser wishes to propose a different Target Ratio or different terms and conditions for any Tranche of Exchange Debt from those set forth in the Notice of Proposed Conversion to Exchange Debt, such Vendor Purchaser shall notify the other Vendor Purchasers thereof prior to the expiration of ten Business Days from the date of the Notice of Proposed Conversion to Exchange Debt. Unless such proposed different Target Ratio or different terms and conditions are approved by the affirmative vote of the Required Vendor Purchasers within five Business Days after such proposal is delivered to the other Vendor Purchasers, such proposal shall be deemed rejected.

                           (iii) The Initiating Vendor Purchaser shall promptly notify the Company of the approval of any issuance of Exchange Debt pursuant to this Section 2(d), which notice shall include all terms and conditions thereof referred to in the related Notice of Proposed Conversion to Exchange Debt (other than the U.S. Treasury Rate and any other terms and conditions to be determined on the Pricing Date (the "Notice of Proposed Terms and Conditions").

                  (e) CONVERSION OPTION.

                           (i) Upon approval of the issuance of any Tranche of Exchange Debt pursuant to Section 2.1(d), each Vendor Purchaser shall have the option of converting, in



                            EXCHANGE DEBT AGREEMENT
         accordance with the terms of this Agreement, on a pro rata basis (calculated based upon the respective principal amount of the Notes then held by them), a principal amount of Notes held by such Vendor Purchasers under its respective Note Purchase Agreement into a like principal amount (or, in the case of Senior Discount Exchange Debt, issue price) of Initial Exchange Debt such that (x) after giving effect to all such conversions by all Purchasers, the Senior Debt to Total Capitalization Ratio shall be less than or equal to the Target Ratio; and (y) the aggregate principal amount of Notes so exchanged for Initial Exchange Debt does not exceed the principal amount of Notes being assigned by such Converting Vendor Purchasers pursuant to a Non-Recourse Assignment (the principal amount of exchanged Notes being the "Conversion Portion"). Each Vendor Purchaser shall notify the Initiating Vendor Purchaser and all other Vendor Purchasers within ten Business Days after receipt by such Vendor Purchaser of any Notice of Proposed Conversion to Exchange Debt pursuant to Section 2.1(a) whether it elects to convert and each Vendor Purchaser electing to convert in accordance with such Notice (a "Converting Vendor Purchaser") shall be obligated to convert Notes on the terms and conditions set forth in such Notice of Proposed Conversion to Exchange Debt and this Agreement, provided that all conditions to conversion set forth in the Exchange Debt Conversion Agreement are satisfied or waived by each of the Converting Vendor Purchasers on the Conversion Date in respect of such Initial Exchange Debt. If any Vendor Purchaser elects not to convert its full Conversion Portion (a "Non-Converting Vendor Purchaser"), the Converting Vendor Purchasers shall recalculate each of their respective Conversion Portions in accordance with this Section 2.1(e)(i). Any Vendor Purchaser not providing a notice pursuant to this Section 2.1(e)(i) within such ten-day period shall be deemed to be a Non-Converting Purchaser. The Conversion Portion calculated hereunder shall be for estimate purposes only and the final conversion amount shall be determined by mutual agreement of the Converting Vendor Purchasers on the Conversion Date in respect of such Initial Exchange Debt.

                           (ii) A Non-Converting Vendor Purchaser shall not engage in a Non-Recourse Assignment of any Notes or Commitments that it holds (or grant any Non-Recourse Participation, in respect of any Loans or Commitments held by it) under the applicable Note Purchase Agreement until the later of: (a) the date on which the Converting Vendor Purchasers have sold, on a non-recourse basis at a price equal to par, all of the Exchange Debt then being held by them and (b) January 1, 2003; provided, that the terms of this clause (ii) shall not apply if such Non-Converting Vendor Purchaser (x) has purchased from the Converting Vendor Purchasers, on a pro rata basis, a principal amount of Exchange Debt (at a price of par plus accrued interest) equal to the amount of Exchange Debt that the Non-Converting Vendor Purchaser would have acquired through conversion under subclause (i) above and pursuant to Section 2.2, if such Non-Converting Vendor Purchaser had initially elected to convert when the other Converting Vendor Purchasers converted, (y) agrees to convert any additional amounts of Notes as may be necessary required pursuant to Section 2.2 and (z) executes all documents reasonable required by the Converting Vendor Purchasers in connection with the foregoing clauses (x) and (y). After satisfying the conditions in clauses (x), (y) and (z) above, such Non-Converting Vendor Purchaser shall be considered a Converting Vendor



                            EXCHANGE DEBT AGREEMENT

         Purchaser for purposes of this Agreement. Notwithstanding anything herein to the contrary, no Non-Converting Vendor Purchaser shall have any right to determine any matter relating to any Tranche of Exchange Debt unless it becomes a Converting Vendor Purchaser as contemplated by the immediately preceding sentence.

                           (iii) The Initiating Vendor Purchaser, or Nortel, with respect to a Non-Converting Vendor Purchaser pursuant to Section 2.2, shall provide written notice to the relevant Initial Facility Agent with respect to a Non-Converting Vendor Purchaser, notifying such Initial Facility Agent that, notwithstanding anything contained in the applicable Note Purchase Agreement, such Non-Converting Vendor Purchaser is not allowed to engage in a Non-Recourse Assignment of any Notes or Commitments that it holds (or grant any Participation, as defined in the applicable Note Purchase Agreement, in respect of any Loans or Commitments held by it) under the applicable Note Purchase Agreement until the Initial Facility Agent is otherwise notified by the Initiating Vendor Purchaser, or Nortel, with respect to a Non-Converting Vendor Purchaser pursuant to Section 2.2. The Initiating Vendor Purchaser, or Nortel, with respect to a Non-Converting Vendor Purchaser pursuant to Section 2.2, shall promptly, and in any event within five Business Days, provide the following notices, as applicable, to the relevant Initial Facility Agent: (1) notice that the Converting Vendor Purchasers have sold, on a non-recourse basis, all of the Exchange Debt then being held by them; provided that if such sales occur prior to January 1, 2003, the notice shall specify that the Non-Converting Vendor Purchaser is prohibited from engaging in a Non-Recourse Assignment of any Notes or Commitments that it holds (or grant any Participation, as defined in the applicable Note Purchase Agreement, in respect of any Loans or Commitments held by it) under the applicable Note Purchase Agreement until January 1, 2003 and (2) notice that the Non-Converting Vendor Purchaser has become a Converting Vendor Purchaser in accordance with Section 2.1(e)(ii) and the Non-Converting Vendor Purchaser is allowed to sell, assign or transfer any of its interest in the Notes or Commitments (including by way of Participation) under such Note Purchase Agreement without restriction under this Agreement.

                           (f) QUALIFYING DEBT OFFERING. Notwithstanding anything herein to the contrary:

                           (i) At any time after a Vendor Purchaser has delivered a Notice of Negotiation or a Notice of Proposed Conversion to Exchange Debt and no later than ten Business Days prior to the proposed Conversion Date in respect of any proposed issuance of Initial Exchange Debt, the Company may notify the Vendor Purchasers that it is in the process of initiating a Qualifying Debt Offering. If any such notice is given after the receipt by the Company of any Notice of Proposed Conversion to Exchange Debt, such notice shall state that the proceeds of such Qualifying Debt Offering will be applied to the prepayment of Notes in accordance with Article 8 of the Common Terms Agreement and, together with such notice, the Company shall provide a letter from the managing underwriting firm engaged by the Company for such Qualifying Debt Offering confirming the expected date of closing of such Qualifying Debt Offering and



                            EXCHANGE DEBT AGREEMENT
         acknowledging that the net proceeds of such offering will be used to prepay the Notes on a pro rata basis in accordance with Article 8 of the Common Terms Agreement such that the aggregate amount of Notes prepaid is equal to the aggregate amount of the Conversion Portions of the Converting Vendor Purchasers.

                           (ii) Upon giving a notice pursuant to Section 2.1(f)(i) the Company shall be obligated upon the closing of such Qualifying Debt Offering to prepay a pro rata share of each Vendor Purchaser's Notes in accordance with Article 8 of the Common Terms Agreement and upon such prepayment, the Company shall not be required to issue any Exchange Debt as contemplated by the related Notice of Proposed Conversion to Exchange Debt or pursuant to Section 2.2; provided, that if such Qualifying Debt Offering does not close and payment is not received by the Vendor Purchasers within 30 days from the Conversion Date proposed in the Notice of Proposed Conversion to Exchange Debt (or such later date as the Converting Vendor Purchasers shall unanimously agree in their discretion), the Converting Vendor Purchasers shall have the right to initiate, and the Company shall have the obligation to take such steps as are otherwise required pursuant to this Agreement without regard to this Section 2.1(f) (including negotiating Exchange Debt Documents in accordance with Section 2.1(a), if applicable).

         SECTION 2.2 MAINTENANCE OF TARGET RATIO; MANDATORY CONVERSION.

                  (a) If at any time from and after any conversion of any Notes into Initial Exchange Debt and prior to December 31, 2002, any Facility Agent (the "Notifying Facility Agent") provides notice to the Vendor Purchasers, under their respective Note Purchase Agreements, that, giving effect to any proposed Issuance of Notes pursuant to a Notice of Issuance under any of the Note Purchase Agreements and the contribution to the Company of Qualifying Funded Equity in an amount sufficient to maintain a Senior Debt to Total Capitalization Ratio of [***], the Senior Debt to Total Capitalization Ratio is greater than the Target Ratio then the Vendor Purchasers (other than the Initiating Vendor Purchaser) shall have the option to convert in accordance with the terms of this Agreement, a principal amount of the Notes then held by the Vendor Purchasers under their respective Note Purchase Agreements.

                  (b) Any Vendor Purchaser electing not to convert its Notes pursuant to Section 2.2(a) shall so notify the Notifying Facility Agent and the other Vendor Purchasers within five Business Days after receipt of notice from the Notifying Facility Agent of its election not convert and shall thereafter be considered a Non-Converting Vendor Purchaser and shall be subject to Sections 2.2(e)(ii) and (iii).

                  (c) Any Vendor Purchaser electing to convert its Notes pursuant to Section 2.2(a) shall so notify the Notifying Facility Agent and the other Vendor Purchasers within five Business Days after receipt of notice from the Notifying Facility Agent and shall be considered a Converting Vendor Purchaser and shall be obligated to convert Notes, on a pro rata basis (calculated based upon the respective principal amount of the Notes held by them), into a like principal amount (or, in the case of Senior Discount Exchange Debt, issue price) of Initial

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.




                            EXCHANGE DEBT AGREEMENT

Exchange Debt such that, after giving effect to all such conversions by all Converting Vendor Purchasers, the Senior Debt to Total Capitalization Ratio shall be equal to the Target Ratio; provided, however, that no such conversion shall be effectuated unless (a) the Company is at that time in compliance with
Section 5.6(b) of the Common Terms Agreement on the Conversion Date prior to giving effect to the Notes contemplated by the Notice of Issuance, (b) Qualifying Funded Equity shall have been contributed to the Company such that, after giving effect to all such contributions and prior to giving effect to any issuance of Initial Exchange Debt pursuant to this Section 2.2 the Senior Debt to Total Capitalization Ratio of the Company shall be equal to [***] and (c) all conditions to conversion set forth in the Exchange Debt Conversion Agreement (including those set forth in Section 2.3) are satisfied. If any conversion of Notes and issuance of Initial Exchange Debt is made pursuant to this Section 2.2, such Initial Exchange Debt shall be deemed to be part of the same Tranche of Exchange Debt as the Initial Exchange Debt last issued pursuant to Section 2.1.

                  (d) Any Vendor Purchaser not providing notice to the Notifying Facility Agent pursuant to clause (b) or (c) above shall be deemed to be a Non-Converting Purchaser and shall be subject to Sections 2.1(e)(ii) and (iii).

         SECTION 2.3 TERMS OF EXCHANGE DEBT, EXCHANGE DEBT DOCUMENTS.

                  (a) MARKET TERMS GENERALLY.

                  (i) Each Tranche of Exchange Debt shall be issued at a semi-annual equivalent yield to maturity (determined without regard to the following proviso) equal to the sum of (a) the Market Spread determined pursuant to Section 2.3(a)(ii) and (b) the U.S. Treasury Yield on the date that is three Business Days (or such longer period as may be set forth in the Exchange Debt Conversion Agreement with respect to such Tranche) prior to the initial Conversion Date of such Tranche pursuant to Section 2.1 (the "Pricing Date"), provided that to the extent any Exchange Debt remains outstanding after December 31, 2002 and is held by any Vendor, such Exchange Debt shall bear interest at a rate equal to the rate applicable to such Exchange Debt prior to December 31, 2002 plus [***]. If any Vendor sells, assigns or transfers the Exchange Debt at any time after December 31, 2002, such Exchange Debt shall bear interest at a rate equal to the rate applicable to such Exchange Debt immediately prior to such sale, assignment or transfer.

                  (ii) Each Tranche of Exchange Debt (and the related Indenture and other Exchange Debt Documents) shall have the terms and conditions set forth in the Notice of Proposed Conversion to Exchange Debt (to the extent referred to in clauses (iv), (v) and (vi) of Section 2.1(b)), as modified or affirmed pursuant to Section 2.1(d), shall and such covenants, events of default and other terms and conditions (including all terms and conditions referred to in the definition of "Excluded Debt") as the Required Vendor Purchasers and the Company determine during negotiations pursuant to Section 2.1(a) and in accordance with this Section 2.3(a) as being customary for high yield debt

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                            EXCHANGE DEBT AGREEMENT
         transactions by Brazilian or other emerging market issuers in the telecommunications business on the Pricing Date. Terms of any Tranche of Exchange Debt shall include whether such debt will be senior unsecured Debt (in which case such Exchange Debt will be issued at a discount to its principal amount, and will not require any payments of principal or interest until a date specified in such notice that is at least one year after the latest Final Maturity Date ("Senior Discount Exchange Debt")) or subordinated Debt (in which case interest on such Exchange Debt will be paid currently, subject to the subordination provisions thereof ("Subordinated Exchange Debt")) and whether such Tranche of Exchange Debt will be unsecured or secured by a second priority lien on the Collateral.

                  (iii) To the extent any of the Vendor Purchasers shall hold any Exchange Debt on December 31, 2002, the Company shall redeem Exchange Debt then outstanding to the Vendor Purchasers on a pro rata basis as contemplated by
Section 3(d) of the Capital Contribution Agreement.

                  (b) DETERMINATION OF MARKET SPREAD. The Market Spread shall be determined as follows:

                           (i) The Company shall retain an investment bank internationally recognized as active in underwriting and trading high yield debt securities of Brazilian or other emerging market issuers (the "Company's Bank") which, within five Business Days after the receipt by the Company of any Notice of Proposed Terms and Conditions, shall render a written opinion to the Company and each of the Purchasers setting forth the semi-annual equivalent yield to maturity (expressed as a spread over the applicable U.S. Treasury Yield) that, in the opinion of the Company's Bank, would be required for such Tranche of Exchange Debt to be resold at a price equal to par (or, in the case of Senior Discount Exchange Debt, its accreted value) pursuant to a Resale Transaction (the "Company Spread"), taking into account all terms and conditions of such Tranche. All fees and expenses of the Company's Bank shall be borne by the Company.

                           (ii) If the Required Vendor Purchasers fail to give the Company notice of their objection to the Company Spread within five Business Days after receipt of the opinion of the Company's Bank, then the Company Spread shall be the Market Spread for purposes of the applicable Tranche of Exchange Debt.

                           (iii) If the Required Vendor Purchasers give the notice described in clause (ii), then the Converting Vendor Purchasers shall retain an investment bank internationally recognized as active in underwriting and trading high yield debt securities of Brazilian or other emerging market issuers, other than the Company's Bank (the "Purchasers' Bank"), which, within five Business Days after the date of such notice, shall render a written opinion to the Company and each of the Vendor Purchasers setting forth the semi-annual equivalent yield to maturity (expressed as a spread over the applicable U.S. Treasury Yield) that, in the opinion of the Purchasers' Bank, would be required for such Tranche of Exchange Debt to be resold at a price equal to par (or, in the case of



                            EXCHANGE DEBT AGREEMENT

         Senior Discount Exchange Debt, its accreted value) pursuant to a Resale Transaction (the "Purchaser Spread"), taking into account all terms and conditions of such Tranche. All fees and expenses of the Purchasers' Bank shall be borne by the Vendor Purchasers on a pro rata basis in accordance with their Commitments and shall not be reimbursable by the Company.

                           (iv) If the Purchasers' Bank has rendered an opinion as described in clause (iii), then the average of the Company Spread and the Purchaser Spread shall be the Market Spread for purposes of the applicable Tranche of Exchange Debt.

                  (c) DISPUTED MARKET TERMS. To the extent the Converting Vendor Purchasers and the Company cannot agree what is "market" with respect to certain terms, other than Market Spread (the "Disputed Market Terms"), within ten days prior to the Conversion Date set forth in the related Notice of Proposed Conversion to Exchange Debt, then the Required Vendor Purchasers shall provide to the Company a notice (a "Notice of Disputed Terms and Conditions") which shall contain the Disputed Market Terms as proposed by the Converting Vendor Purchasers. Unless, no later than five Business Days after the receipt by the Company of such Notice of Disputed Terms and Conditions, the Company objects in writing to any term set forth in such notice, the relevant Tranche of Exchange Debt (and the related Exchange Debt Documents) shall have the terms and conditions set forth in such notice, together with all other terms and conditions that have been mutually agreed. Any such objection shall include a written opinion of the Company's Bank to the effect that such term as set forth in such notice is not customary in connection with private placements of high yield debt securities by Brazilian or other emerging market issuers in the telecommunications business which opinion shall include a revised term that, in the opinion of the Company's Bank, is customary in such transactions. Any such revised term shall be deemed agreed by the Required Vendor Purchasers as established by the Company's Bank; provided, however, that if the Purchasers' Bank renders a written opinion to the effect that any such other term as established by the Company's Bank is not customary in connection with private placements of high yield debt securities by Brazilian or other emerging market issuers in the telecommunications business, then (i) to the extent the Disputed Market Term is a financial term (such as a ratio or basket limit), then the average of such financial term as proposed by the Company's Bank and such financial term as proposed by the Purchaser's Bank shall be the term for purposes of the applicable Tranche of Exchange Debt and (ii) otherwise, or if the Company and the Converting Vendor Purchasers agree that clause (i) shall not be applicable, the Company and the Required Vendor Purchasers shall negotiate in good faith resolve the differences reflected in such opinions and if the Company and the Converting Vendor Purchasers are not able to resolve the Disputed Market Terms, the Company's Bank and the Purchaser's Bank shall mutually select a third bank (the "Outside Bank") which shall, within ten days of its appointment render a written opinion, taking into consideration the opinions rendered by the Company's Bank and the Purchaser's Bank, containing the terms relating to the Disputed Market Terms that such Outside Bank has determined to be customary in connection with private placements of high yield debt securities by Brazilian or other emerging market issuers in the telecommunications business, in which case the Disputed Market Terms shall be as established by such opinion.. All fees and expenses of the Outside Bank shall be borne by the Company.



                            EXCHANGE DEBT AGREEMENT

                  (d) QUALIFYING DEBT OFFERING. If the Company has completed a Qualifying Debt Offering prior to the date on which a Notice of Negotiation or a Notice of Proposed Conversion to Exchange Debt is given, the Company may propose that the terms and conditions of such Qualifying Debt Offering (other than the Market Spread) serve as a base for the negotiation of the terms and conditions of the Exchange Debt (and the related Exchange Debt Documents) pursuant to
Section 2.1(a) and this Section 2.3. If the Company provides such a notice, then the Company (x) may suspend or refuse to begin negotiations under Section 2.1(a) until the Converting Vendor Purchasers determine whether they will accept the Company's proposal of terms and conditions and (y) shall immediately provide the Vendor Purchasers with all documents necessary to evaluate the terms and conditions of the Qualifying Debt Offering. If the Converting Vendor Purchasers elect to accept the terms and conditions contained in the Qualifying Debt Offering, in whole or in part, as the terms and conditions of the Exchange Debt, then, notwithstanding anything herein to the contrary, the Exchange Debt Documents shall be prepared on the basis of such accepted terms, provided that the balance of the terms and conditions of the Exchange Debt Documents shall be negotiated pursuant to 2.1(a) and this Section 2.3.

                  (e) REGISTRATION RIGHTS AGREEMENT. On the written opinion of Purchasers' Bank to the effect that any sale by the Converting Vendor Purchasers of the Exchange Debt would require either (a) the providing of customary registration rights to the holders of Exchange Debt or (b) a specified increase in the rate of interest that such Tranche of Exchange Debt would otherwise bear (unless the Company agrees to the increase in the interest rate specified in such opinion), the Company shall enter into a registration rights agreement with each of the Converting Vendor Purchasers containing the customary terms and conditions for registration rights agreements entered into in connection with a private placement of high yield debt securities (the "Registration Rights Agreement"). To the extent permissible under Applicable Law, such Registration Rights Agreement shall provide that the Exchange Debt issued thereunder may be exchanged, pursuant to as exchange offer registered under the Securities Act, for registered Exchange Debt having identical terms and conditions as the Exchange Debt except with respect to restrictions on transferability.

         SECTION 2.4 CONVERSION DATES; ISSUANCE AND DELIVERY OF EXCHANGE DEBT AND DELIVERY OF EXCHANGE DEBT DOCUMENTS.

                  (a) INITIAL CONVERSION; NOTICE OF CONVERSION TO EXCHANGE DEBT; CONVERSION DATE; DELIVERIES ON THE PRICING DATE.

                           (i) As soon as practicable after establishment of the terms of any Tranche of Exchange Debt, including the Market Spread and the Conversion Portion, pursuant to Sections 2.3 and 2.1, respectively, the Initiating Vendor Purchaser and the Company shall mutually determine the Pricing Date and Conversion Date in respect of such Tranche, which shall be the date set forth in the related Notice of Proposed Conversion to Exchange Debt or as soon as practicable thereafter. Each Converting Vendor Purchaser and the Company shall deliver to the Facility Agent under the respective Note Purchase Agreement a Notice of Conversion to Exchange Debt, not later



                            EXCHANGE DEBT AGREEMENT
         than 12:00 noon (New York time) at least three Euro-Dollar Business Days prior to such Conversion Date, of such Vendor Purchasers' intention to convert into Initial Exchange Debt Notes held by it under its respective Note Purchase Agreement in a principal amount equal to such Vendor Purchaser's Conversion Portion.

                           (ii) On the Pricing Date, the Company shall execute and deliver the Exchange Debt Conversion Agreement, together with such other documents as may be required by such document.

                  (b) ADDITIONAL CONVERSIONS; NOTICE OF CONVERSION TO EXCHANGE DEBT; CONVERSION DATE. If any Notes held by the Vendor Purchasers under their respective Note Purchase Agreements are to be converted and Initial Exchange Debt is to be issued pursuant to Section 2.2, each Converting Vendor Purchaser and the Company shall, promptly upon election to convert by such Converting Vendor Purchaser and satisfaction of all conditions to issuance of the relevant Exchange Debt, deliver to the Facility Agent under each respective Note Purchase Agreement a Notice of Conversion to Exchange Debt, not later than 12:00 noon (New York time) at least three Euro Dollar Business Days prior to the Conversion Date. The Conversion Date with respect thereto shall be the date on which the Qualifying Funded Equity required to be contributed to the Company, as described in Section 2.2, shall have been contributed to the Company, provided, that date shall be no earlier than three Euro-Dollar Business Days after the date of Notice of Conversion to Exchange Debt delivered pursuant to this Section 2.4(b).

                  (c) CONVERSION DATE DELIVERIES AND CONDITIONS; CONVERSION.

                           (i) On each Conversion Date, with respect to Initial Exchange Debt issued pursuant to Section 2.1, the Company will (A) execute and deliver (and cause the Designated Trustee to execute and deliver) to each of the Vendor Purchasers the Indenture (as defined below) (or a supplement to the Indenture) with respect to such Tranche of Exchange Debt; (B) execute and deliver to each of the Vendor Purchasers, if determined to be required in accordance with the provisions of Section 2.3(c), the Registration Rights Agreement with respect to such Tranche of Exchange Debt, (C) cause to be delivered to each Vendor Purchaser an opinion of counsel to the Company, addressed to each of the Vendor Purchasers reasonably satisfactory to the Vendor Purchasers, (D) cause to be delivered to the Vendor Purchasers evidence that all Governmental Approvals for the execution, delivery and performance of the Indenture, and the issuance, repayment and payment of interest (including by issuance of additional Exchange Debt if applicable) on all Initial Exchange Debt being issued on such Conversion Date, have been obtained and are in full force and effect except for (a) a certificate of registration ("Certificate of Registration") from the Central Bank, to be requested within 30 days after such Conversion Date, which will enable the Company to make remittances from Brazil in Dollars of the scheduled principal of, and interest on, the Exchange Debt, and the fees and expenses that will not be paid on such Conversion Date and that have been approved pursuant to the Prior Approval and (b) any further authorization from the Central Bank, which will enable the Company to make remittances from Brazil in Dollars to make payments contemplated in the documents



                            EXCHANGE DEBT AGREEMENT
         relating to the Exchange Debt, including those documents contemplated in Section 2.4 (a)(ii), not specifically covered by the Certificates of Registration or to make payments that are specifically covered by the Certificates of Registration earlier than their respective due dates, whether upon acceleration, redemption, repurchase or otherwise; and (F) take such other actions, and deliver such other documents, certificates, opinions or instruments, as may be required by the Exchange Debt Documents.

                           (ii) On each Conversion Date with respect to Initial Exchange Debt issued pursuant to Section 2.2, the Company will (A) cause to be delivered to each Vendor Purchaser an opinion of counsel to the Company, addressed to each of the Vendor Purchasers, in form and substance reasonably satisfactory to the Vendor Purchasers, (B) cause to be delivered to the Vendor Purchasers evidence that all Governmental Approvals for the execution, delivery and performance of the Indenture (or any supplemental indenture), and the issuance, repayment and payment of interest (including by issuance of additional Exchange Debt if applicable) on all Exchange Debt being issued on such Conversion Date, have been obtained and are in full force and effect and (C) take such other actions, and deliver such other documents, certificates, opinions or instruments, as may be required by the Exchange Debt Documents.

                           (iii) On each Conversion Date, (A) the Company will deliver the Initial Exchange Debt to be issued by each Purchaser in the form of one or more certificates evidencing the Initial Exchange Debt being issued in a form described in the Exchange Debt Conversion Agreement; (B) the Facility Agent for each Note Purchase Agreement shall cause appropriate entries on the register maintained therefor by each Facility Agent with respect to each Purchaser to reflect the conversion of the Conversion Portion into Initial Exchange Debt and the reduction in the principal amount of the Note(s) held by such Vendor Purchaser under the Note Purchase Agreement by the principal amount of the Conversion Portion and (C) each Vendor Purchaser will surrender the Note(s) held by such Vendor Purchaser under the respective Note Purchase Agreement and the Facility Agent for each Note Purchase Agreement will issue a new Note in the principal amount of the Note(s) held by such Vendor Purchaser under the Note Purchase Agreement and the Conversion Portion; and (iv) the Company will have complied with each of the covenants set forth in Article V hereof and the Exchange Debt Documents.

                           (v) To the extent necessary to be able to convert into Initial Exchange Debt its pro rata portion of Notes as from time to time required hereby, each Vendor Purchaser shall purchase Notes under the respective Note Purchase Agreement that are then not reflected in the Register as being held by it but are subject to an Initial Purchaser Guarantee provided by it.



                            EXCHANGE DEBT AGREEMENT

                  (d) DELIVERIES ON THE RESALE DATE; OFFERING MEMORANDA.

                           (i) If the Required Vendor Purchasers elect to resell any Exchange Debt at any time, then on the Resale Date the Company shall execute and deliver the Resale Documents.

                           (ii) If the Required Vendor Purchasers elect to resell any Exchange Debt at any time, then not later than seventy-five days after the Required Vendor Purchasers notify the Company that they intend to resell any Exchange Debt that is being or has been issued to them (which notice may be given at any time on or after the date notice is given by the Initiating Vendor Purchaser pursuant to Section 2.1(d)(iii) that the Required Vendor Purchasers have approved the issuance of any Exchange Debt), the Company shall deliver to each Converting Vendor Purchaser, a preliminary confidential offering memorandum with respect to such Exchange Debt in customary form for a high yield debt offering by a Brazilian or other emerging market issuer and reasonably satisfactory as to form and substance to each Converting Vendor Purchasers (the "Preliminary Offering Memorandum"). Not later than on the applicable Resale Date the Company shall deliver to each of the Converting Vendor Purchasers a final confidential offering memorandum in customary form for a high yield debt offering by a Brazilian or other emerging market issuer and reasonably satisfactory as to form and substance to each Converting Vendor Purchasers (the "Final Offering Memorandum", together with the Preliminary Offering Memorandum, the "Offering Memoranda")). The Company and the Converting Vendor Purchasers shall cooperate in good faith in the preparation of such Offering Memoranda.

                  (e) Notwithstanding anything contained herein to the contrary, in addition to the delivery requirements set forth in this Section 2.4, the Company shall execute and deliver all other documents, certificates, opinions or instruments as may be required by, and by the dates set forth in, the Exchange Debt Documents.

                  (f) GOVERNMENTAL APPROVALS. Promptly after being notified that the Vendor Purchasers have decided to convert any portion of their Notes into Exchange Debt, the Company shall use its best efforts to obtain all Governmental Approvals for the execution, delivery and performance of the Indenture (or any supplemental indenture), and the issuance, repayment and payment of interest (including by issuance of Additional Exchange Debt if applicable) on all Exchange Debt to be issued on the Conversion Date with respect to such Exchange Debt, and to ensure that all such approvals will be in full force and effect on such Conversion Date and at all times thereafter.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby repeats herein as of the date hereof and as of each Conversion Date, and as of each date on which Exchange Debt is issued, all of the representations and warranties set forth in Section 3 of the Common Terms Agreement, which representations and warranties are hereby incorporated herein by reference.



                            EXCHANGE DEBT AGREEMENT

                                   ARTICLE IV

                             COVENANTS & CONDITIONS

         SECTION 4.1 COVENANT RELATING TO ISSUANCE OF EXCHANGE DEBT. The Company agrees, and the Exchange Debt Documents shall provide, in addition to any other terms and conditions agreed pursuant to Section 2.3, that the Company will take
(i) all actions that may be necessary so that, for as long as the Exchange Debt is outstanding, the aggregate amount of such Exchange Debt is eligible for resale under Section (e)(3)(i) of Rule 144 and (ii) commercially reasonable efforts to ensure that such Exchange Debt is eligible for resale under Regulation S of the Securities Act of 1933.

         SECTION 4.2 CONDITIONS TO ISSUANCE OF EXCHANGE DEBT. The obligation of the Vendor Purchasers to convert any Notes into Exchange Debt pursuant to
Section 2.1 or 2.2 is or will be conditioned upon customary terms and conditions to be set forth in the Exchange Debt Conversion Agreement, including the delivery of the documents referred to in Section 2.4, the accuracy in all material respects of all representations and warranties set forth this Agreement and the Exchange Debt Conversion Agreement, and compliance by the Company with the covenants and other terms of this Agreement and the Exchange Debt Conversion Agreement. The Company shall use its best efforts to ensure that all conditions to conversion are satisfied as soon as practicable.

         SECTION 4.3 UNDERTAKING TO COOPERATE REGARDING SALE OF EXCHANGE DEBT OR INCLUDE EXCHANGE DEBT IN OFFERING OF PERMITTED UNSECURED DEBT.

                  (a) The Company shall cooperate in good faith with the Vendor Purchasers and any placement agents or underwriters retained by them to effect the resale of the Exchange Debt and shall take all commercially reasonable steps, as the Vendor Purchasers may request, to assist in the resale of the Exchange Debt, which steps shall include conducting roadshows and other related activities, at the Company's expense.

                  (b) In case the Company engages in any offering of Excluded Debt (including Permitted Unsecured Debt), the Company shall use commercially reasonable efforts to include any then outstanding Exchange Debt in such offering, including any related roadshow, at the Company's expense.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1. EXPENSES.


                  (a) EXPENSES TO BE BORNE BY THE COMPANY. The Company will pay all reasonable expenses incidental to the performance of obligations of the Company under this Agreement, and all expenses incidental to the performance of the obligations of the Company,



                            EXCHANGE DEBT AGREEMENT
any Facility Agent, any trustee and, other than as set forth in subsection (b), any Purchaser under the Indenture and the Registration Rights Agreement, including (i) all fees and expenses incurred by the Company and each of the Vendor Purchasers in connection with negotiating this Agreement, each Indenture or supplement to the Indenture, each Registration Rights Agreement (if any) and each Exchange Debt Conversion Agreement or other Exchange Debt Documents, including the fees and expenses of outside legal counsel and accountants to the Company and to each of the Vendor Purchasers and other costs and expenses incurred by the Company and each of the Vendor Purchasers in connection therewith, (ii) all reasonable expenses incurred in connection with the preparation of the Offering Memoranda or the execution, issue, packaging and initial delivery of the Exchange Debt and any Exchange Debt issued pursuant to a registered exchange offer (the "Registered Exchange Debt"), the preparation and printing of the certificates representing the Exchange Debt and the Registered Exchange Debt, any offering document and amendments and supplements thereto, and any other document relating to the issuance, offer, resale, exchange and delivery of the Exchange Debt and the Registered Exchange Debt; (iii) the costs of qualifying the Exchange Debt and the Registered Exchange Debt for trading in the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market and any reasonable expenses incidental thereto; (iv) the costs of obtaining ratings for the Exchange Debt and the Registered Exchange Debt from such rating agencies as the Required Vendor Purchasers may reasonably request;
(v) the reasonable costs of any advertising approved by the Company in connection with the issue of the Exchange Debt and the Registered Exchange Debt or subsequent resales by the Converting Vendor Purchasers of the Exchange Debt;
(vi) any reasonable expenses (including fees and disbursements of outside counsel) incurred in connection with qualification of the Exchange Debt and the Registered Exchange Debt for sale under the laws of such jurisdictions in the United States and Canada as the Vendor Purchasers designate and the preparation and printing of memoranda relating thereto; (vii) if a Registration Rights Agreement is entered into, all costs, fees and reasonable expenses related to the registration of the Exchange Debt under the Securities Act and the Exchange Act, including all registration fees and the costs of printing and distributing preliminary and definitive registration statements, and any amendments and supplements thereto; (viii) the reasonable fees and expenses of the Designated Trustee (or any successor Designated Trustee) under the Indenture or any successor indenture and the fees and expenses of the Designated Trustee's (or such successor Designated Trustee's) legal counsel; (ix) all filing fees with the SEC in respect of such registrations of the Exchange Debt as may be required pursuant to the Registration Rights Agreement; (x) the reasonable fees and expenses of outside counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters, incurred in connection with the Offering Memoranda and, if applicable, such preliminary and definitive registration statements, and such registrations of the Exchange Debt and the Registered Exchange Debt, as may be required pursuant to the Registration Rights Agreement; (xi) the reasonable travel and other out-of-pocket costs and expenses (including salaries and other compensation of participating individuals) of making available officers of the Company to attend and make presentations and answer questions at a meeting or meetings of prospective investors; (xii) all NASD filing fees incurred in connection with the offer, exchange, delivery or resale of any of the Exchange Debt and Registered Exchange Debt; and (xiii) the costs of obtaining such CUSIP (or equivalent) numbers as may be required for the Exchange Debt and the Registered Exchange Debt.



                            EXCHANGE DEBT AGREEMENT

                  (b) EXPENSES TO BE BORNE BY THE VENDOR PURCHASERS AND OTHERS. Notwithstanding the foregoing, the Company shall not be responsible for any (i) underwriting discounts and commissions, and placement fees payable in connection with the resale of any of the Exchange Debt held by any Vendor Purchaser; (ii) the costs and expenses (including attorneys' fees and expenses) of such underwriters and placement agents as any Vendor Purchaser may engage in connection with the resale of any of the Exchange Debt held by such Vendor Purchaser; and (iii) the fees and expenses of the Purchasers' Bank, to the extent provided herein.

         SECTION 5.2. WAIVERS; AMENDMENTS IN WRITING. No amendment of any provision of this Agreement or any Exchange Debt Document or Exchange Debt (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed or consented to by (a) the Company and (b) (i) in the case of this Agreement, each of the Vendor Purchasers and (ii) in the case of any Exchange Debt Agreement or Exchange Debt, each of the Converting Vendor Purchasers.

         SECTION 5.3. CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Vendor Purchaser under Applicable Law or otherwise. No failure or delay on the part of any Vendor Purchaser in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise thereof or of any other power, right or remedy.

         SECTION 5.4. NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and (except for informational documents and routine communications, which may be sent by first-class mail, postage prepaid) shall be Personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with this Section 5.4, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in
Schedule 1.1(a) to the Common Terms Agreement (in the case of the Facility Agents) or Schedule 9.5 (in the case of the Company).

         SECTION 5.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may not assign or transfer any interest hereunder without the prior written consent of each Purchaser Party.

         SECTION 5.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).



                            EXCHANGE DEBT AGREEMENT

         SECTION 5.7.  CHOICE OF FORUM.

                  (a) CHOICE OF FORUM; SUBMISSION TO JURISDICTION. Pursuant to
Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement may be tried and litigated in, and the Company hereby consents to the nonexclusive jurisdiction of, state or Federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. THE COMPANY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                  (b) APPOINTMENT OF AGENT. The Company hereby irrevocably appoints CT Corporation Systems (the "Process Agent," which has consented thereto) with offices on the date hereof at 111 8th Avenue , New York, New York 10011, as Process Agent to receive for and on behalf of the Company service of process in the County of New York relating to this Agreement. SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AGAINST the Company MAY BE MADE ON THE PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND THE PROCESS AGENT IS HEREBY AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF THE COMPANY AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON THE PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON the Company, SUFFICIENT FOR PERSONAL JURISDICTION, 10 DAYS AFTER MAILING, AND SHALL BE LEGAL AND BINDING UPON THE COMPANY FOR ALL PURPOSES, NOTWITHSTANDING ANY FAILURE OF THE PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO THE COMPANY, OR ANY FAILURE ON THE PART OF THE COMPANY TO RECEIVE THE SAME. The Company confirms that it has instructed the Process Agent to mail to the Company, upon service of process being made on the Process Agent pursuant to this Section, a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at the Company's address set forth in Schedule 9.5 of the Common Terms Agreement, or to such other address as the Company may notify the Process Agent in writing. The Company agrees that it will at all times maintain a Process Agent to receive service of process in the County of New York on its behalf with respect to this Agreement. If for any reason the Process Agent or any successor thereto shall no longer serve as such Process Agent or shall have changed its address without notification thereof to the Purchaser Parties, the Company, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute Process Agent acceptable to the Facility Agents in the County of New York and advise the Facility Agents thereof.

                  (c) FORUM SELECTION NOT EXCLUSIVE. Nothing contained in this Section shall preclude the Purchaser Parties from bringing any action or proceeding arising out of or relating to this Agreement, the Indenture or any other agreement or instrument related to the Exchange Debt in the courts of any place where the Company or any of its assets may be found or located.



                            EXCHANGE DEBT AGREEMENT

         SECTION 5.8. CURRENCY EQUIVALENTS; JUDGMENT CURRENCY.

                  (a) CURRENCY EQUIVALENTS. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder, under the Indenture or under any other agreement or instrument related to the Exchange Debt in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Facility Agents could purchase Dollars with such other currency at the close of business in New York City on the Business Day preceding that on which final judgment is given.

                  (b) JUDGMENT CURRENCY. The obligation of the Company in respect of any sum due from it to any Purchaser Party hereunder, under the Indenture or under any other agreement or instrument related to the Exchange Debt shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by such Purchaser Party of any sum adjudged to be so due in such other currency such Purchaser Party may in accordance with normal banking procedures purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due to such Purchaser Party in Dollars, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Purchaser Party against such loss, and if the Dollars so purchased exceed the sum originally due to any such Purchaser Party, such Purchaser Party agrees to remit to the Company such excess.

         SECTION 5.9. HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

         SECTION 5.10. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

         SECTION 5.11. SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the Conversion Dates, and, unless no Exchange Debt is outstanding on such date, December 31, 2002, and shall continue until payment and performance of any and all Obligations. Any investigation at any time made by or on behalf of the Purchaser Parties shall not diminish the right of the Purchaser Parties to rely thereon. Without limitation, the agreements and obligations of the Company contained in Section 5.1 shall survive the payment in full of all other Obligations.

         SECTION 5.12. EXECUTION IN COUNTERPARTS.

                  (a) This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the



                            EXCHANGE DEBT AGREEMENT
parties hereto. Faxed signatures to this Agreement shall be binding to the extent set forth in clause (b).

                  (b) This Agreement shall be effective immediately upon its execution by all parties hereto, provided that, on the Closing Date, each party hereto shall deliver originally executed signature pages that, if executed in Brazil, have been witnessed by two witnesses or, if executed outside of Brazil, have been notarized by a notary public licensed as such under the laws of the place of signing.

         SECTION 5.13. COMPLETE AGREEMENT; THIRD PARTY BENEFICIARIES. This Agreement, together with the other Note Documents, is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. There are no third party beneficiaries of this Agreement.

         SECTION 5.14. NO FIDUCIARY DUTIES OR PARTNERSHIP; LIMITATION OF LIABILITY, ETC.

                  (a) DEBTOR AND CREDITOR RELATIONSHIP. The relationship between the Company Parties and each Purchaser Party is solely that of debtor and creditor, and neither any Facility Agent nor any other Purchaser Party has any fiduciary or other special relationship with any Company Party, and no term or condition of any of the Note Documents shall be construed so as to deem the relationship between any Company Party and any Purchaser Party to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement or any other Note Document among any Purchaser Parties or among any Company Party and any Purchaser Party.

                  (b) LIMITATION OF LIABILITY. No claim shall be made by any Company Party against any Purchaser Party or the Affiliates, directors, officers, employees or agents of any Purchaser Party for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Company, on behalf of itself and the other Company Parties, waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  (c) NO OTHER DUTIES. All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Purchaser Parties shall have the right to act exclusively in the interest of the Purchaser Parties and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to any of the Company Parties or any of their respective holders of Capital Stock, Affiliates or any other Person except as required by or arising under any Applicable Law.

         SECTION 5.15. WAIVER OF IMMUNITY. To the extent that a Company Party has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself



                            EXCHANGE DEBT AGREEMENT
or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Note Purchase Agreements to the extent permitted by Applicable Law and without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.

         SECTION 5.16. ENGLISH LANGUAGE. Any translation of this Agreement, the Indenture or any other agreement or instrument related to the Exchange Debt into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement, the Indenture and any other agreement or instrument related to the Exchange Debt shall be in the English language, or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes hereof.

                        (Space intentionally left blank.)



                            EXCHANGE DEBT AGREEMENT

         SECTION 5.17. WAIVER OF TRIAL BY JURY. THE COMPANY AND THE VENDOR PURCHASERS WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT, THE INDENTURE OR ANY OTHER AGREEMENT OR INSTRUMENT RELATED TO THE EXCHANGE DEBT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.


IN WITNESS WHEREOF, the parties hereto have caused this Exchange Debt Agreement to be executed and delivered as of the date first set forth above.


                                       THE COMPANY:

                                       VESPER S.A, a sociedade anomina organized under the laws of Brazil

                                       BY:
                                          --------------------------------------
                                       NAME:
                                            ------------------------------------
                                       TITLE:
                                             -----------------------------------


                                       BY:
                                          --------------------------------------
                                       NAME:
                                            ------------------------------------
                                       TITLE:
                                             -----------------------------------



                            EXCHANGE DEBT AGREEMENT

                                       NORTEL:

                                       NORTEL NETWORKS CORPORATION, a
                                       Canadian corporation

                                       BY:
                                          --------------------------------------
                                       NAME:
                                            ------------------------------------
                                       TITLE:
                                             -----------------------------------


                                       BY:
                                          --------------------------------------
                                       NAME:
                                            ------------------------------------
                                       TITLE:
                                             -----------------------------------

                                       QUALCOMM:

                                       QUALCOMM INCORPORATED, a Delaware
                                       corporation

                                       BY:
                                          --------------------------------------
                                       NAME:
                                            ------------------------------------
                                       TITLE:
                                             -----------------------------------

                                       HARRIS:

                                       HARRIS CORPORATION, a Delaware
                                       corporation

                                       BY:
                                          --------------------------------------
                                       NAME:
                                            ------------------------------------
                                       TITLE:
                                             -----------------------------------



                            EXCHANGE DEBT AGREEMENT

                                       ERICSSON

                                       TELEFONAKTIEBOLAGET LM ERICSSON
                                       (PUBL.), a Swedish company

                                       BY:
                                          --------------------------------------
                                       NAME:
                                            ------------------------------------
                                       TITLE:
                                             -----------------------------------



                            EXCHANGE DEBT AGREEMENT

                                    EXHIBIT A

                      NOTICE OF CONVERSION TO EXCHANGE DEBT

TO: [APPLICABLE FACILITY AGENT]

DATE:

IN ACCORDANCE WITH [SECTION 2.4(A)] OR [SECTION 2.4(B)] OF THE EXCHANGE DEBT AGREEMENT AND SECTION 2.7 OF THE [APPLICABLE NOTE PURCHASE AGREEMENT], THIS DOCUMENT SHALL SERVE AS NOTICE THAT [VENDOR PURCHASER] INTENDS TO CONVERT INTO EXCHANGE DEBT, $[CONVERSION PORTION] OF PRINCIPAL AMOUNT OF NOTES HELD BY IT UNDER THE [APPLICABLE NOTE PURCHASE AGREEMENT] ON [CONVERSION DATE - NOT TO BE LESS THAN THREE EURO-DOLLAR BUSINESS DATES AFTER THE DATE OF THIS NOTICE].


[VENDOR PURCHASER]


BY:
   -------------------------------
NAME:
TITLE:


VESPER S.A.

BY:
   -------------------------------
NAME:
TITLE:

BY:
   -------------------------------
NAME:
TITLE:



                            EXCHANGE DEBT AGREEMENT

                                    EXHIBIT B

                 NOTICE OF PROPOSED CONVERSION TO EXCHANGE DEBT

TO: [VENDOR PURCHASERS OTHER THAN INITIATING VENDOR PURCHASER]
    [COMPANY, IF NO NEGOTIATIONS HAVE COMMENCED UNDER SECTION 2.1(A) OF THE EXCHANGE DEBT AGREEMENT]

DATE:

THIS NOTICE IS BEING DELIVERED IN ACCORDANCE WITH SECTION 2.1(B) OF THE EXCHANGE DEBT AGREEMENT.

(i) A NON-RECOURSE ASSIGNMENT IS BEING CONSIDERED BY [INITIATING VENDOR PURCHASER].

(ii) THE PROPOSED CONVERSION DATE IS ___________.

(iii) THE PROPOSED TARGET RATIO IS ______________.

(iv) THE FINAL MATURITY DATE OF THE TRANCHE OF EXCHANGE DEBT TO BE ISSUED IS
____________.

(v) THE TRANCHE OF EXCHANGE DEBT WILL BE [SENIOR DISCOUNT EXCHANGE DEBT] OR [SUBORDINATED EXCHANGE DEBT].

[IF THE FINAL MATURITY OF THE TRANCHE OF DEBT IS A DATE AFTER THE DATE THAT IS ONE YEAR AFTER THE LATEST FINAL MATURITY DATE:

(vi) FOLLOWING ARE THE TERMS OF OPTIONAL REDEMPTION OF THE TRANCHE OF EXCHANGE
DEBT: [SPECIFY, WITH REDEMPTION PRICES BEING SPECIFIED BY REFERENCE TO MARKET SPREAD.]

[IF NEGOTIATIONS WITH COMPANY HAVE NOT BEEN COMMENCED UNDER SECTION 2.1(A) OF THE EXCHANGE DEBT AGREEMENT:

THIS NOTICE CONSTITUTES A NOTICE OF NEGOTIATION UNDER SECTION 2.1(A) OF THE EXCHANGE DEBT AGREEMENT.]


[INITIATING VENDOR PURCHASER]


BY:
   -------------------------------
NAME:
TITLE:



                            EXCHANGE DEBT AGREEMENT

                                                                 SCHEDULE 1.1(a)

                               AGENTS' INFORMATION

COLLATERAL AGENT'S OFFICE

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1625
Chicago, Illinois  60603
Fax: (312) 904-2084
Phone: (312) 904-7807
Attention: Brian D. Ames

COLLATERAL AGENT'S ACCOUNT (for funding of Mandatory Prepayments and other payments by the Paying Agent or any Company Party):

                  LaSalle Bank N.A.
                  Chicago, IL
                  ABA No.: [***]
                  Credit: Vesper Collateral Agent Acct [***]
                  Account No.: [***]
                  Attn: Brian Ames, ext. 47807

PAYING AGENT'S OFFICE

Chase Trust Bank
Akasaka Park Building, 13th Floor
2-20 Akasaka 5-chome
Minato-ku, Tokyo 107 Japan
Fax: 001-212-946-8177/8178
Phone: 001-212 946-3172
Attention: William Potes
Ref: Vesper S.A.

PAYING AGENT'S ACCOUNT (for funding of Mandatory Prepayments by the Company):

                  Account No. [***]
                  The Chase Manhattan Bank
                  ABA No.: [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                             Common Terms Agreement

PARI PASSU FACILITY AGENTS:

     PARI PASSU FACILITY AGENT                       ADDRESS                                   Account
------------------------------------- --------------------------------------    ---------------------------------------
Nortel Facility Agent                 ABN AMRO Bank N.V.                        Account Name: Syndications Suspense
                                      Agency Services                           Account
                                      1325 Avenue of the Americas, 9th Floor    Account No.: [***]
                                      New York, New York  10128                 ABN AMRO Bank, NY
                                      Fax: 212-314-1712                         ABA No.: [***]
                                      Phone: 212-314-1724                       Ref: For Nortel NPA: Nortel-Vesper
                                      Attention: Linda Boardman                 (Brazil)

Qualcomm/Ericsson Facility Agent      ABN AMRO Bank N.V.                        Account Name: Syndications Suspense
                                      Agency Services                           Account
                                      1325 Avenue of the Americas, 9th          Account No.: [***]
                                      Floor                                     ABN AMRO Bank, NY
                                      New York, New York  10128                 ABA No.: [***]
                                      Fax: 212-314-1712                         Ref: For Qualcomm/Ericsson NPA:
                                      Phone: 212-314-1724                       Qualcomm/Ericsson-Vesper (Brazil)
                                      Attention: Linda Boardman

Harris Facility Agent                 Harris Corporation                        Account No.: [***]
                                      c/o Harris do Brasil                      Chase New York
                                      Estrada da Aldeinha, 400 - Alphaville     ABA No.: {***]
                                       06465-100 - Barueri - SP (Brasil)        Ref: Harris Corporation
                                      Telephone: 55 11 7297-3278
                                      Fax: 55 11 7297-3001
                                      Attention: Isabela Castanho
                                           Sales Finance Manager

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement

                                                                 SCHEDULE 1.1(b)

                                  EXISTING DEBT


     1. Capitalized Leases pursuant to that certain Leasing Agreement with IBM Brasil Leasing Arrendamento Mercantil S.A. in the total amount of $1,800,000.

     2. Debt incurred pursuant to that certain loan facility agreement between the Company and Nortel dated as of October 25, 1999.

     3. Debt incurred pursuant to that certain loan facility agreement between the Company and Ericsson Telecomunicacoes S.A. dated as of a date prior to the Closing Date.


                             Common Terms Agreement

                                                                 SCHEDULE 1.1(c)

                                 EXISTING LIENS

Liens related to the Capitalized Leases set forth on Schedule 1.1(b).


                             Common Terms Agreement

                                                                 SCHEDULE 1.1(d)

                  ACCEPTABLE BRAZILIAN DEPOSITORY INSTITUTIONS

                         Credit Commerciale de France SA
                            Fleet Boston Corporation
                          Banco BBA-Creditanstalt S.A.
                               Banco Bradesco S.A.
                                 Citibank, N.A.
                            CS First Boston Garantia
                                 Banco Itau S.A.
                                Banco Safra S.A.
                        Uniao de Bancos Brasileiros S.A.
                                   Banco Real
                               ABN AMRO Bank N.V.


                             Common Terms Agreement

                                                                 SCHEDULE 1.1(e)

                              PERMITTED TRANSFEREES



                                     [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.





                             Common Terms Agreement

                                                                    SCHEDULE 2.1

                                CLOSING DOCUMENTS

MAJOR NOTE DOCUMENTS.

The following, in each case duly executed by all parties, and notarized or witnessed, as appropriate:

1. Nortel Note Purchase Agreement, substantially in the form of Exhibit A-1 to the Common Terms Agreement

          Schedule 1.1(a) - Commitments

          Schedule 1.1(b) - Purchaser Information

          Exhibit A - Form of Note

          Exhibit B-1 - Form of Notice of Issuance

          Exhibit B-2 - Form of Notice of Responsible Officer

          Exhibit C - Form of Proceeds Account Pledge Agreement

          Exhibit D - Form of Notice of Continuation/Conversion

          Exhibit E - Form of Commitment Increase Agreement

          Exhibit F - Form of Cancellation Certificate

          Exhibit G-1 - Form of Non-Recourse Assignment and Acceptance

          Exhibit G-2 - Form of Recourse Assignment and Acceptance

2. Qualcomm/Ericsson Note Purchase Agreement, substantially in the form of Exhibit A-2 to the Common Terms Agreement

          Schedule 1.1(a) - Commitments

          Schedule 1.1(b) - Purchaser Information

          Exhibit A - Form of Note

          Exhibit B-1 - Form of Notice of Issuance

          Exhibit B-2 - Form of Notice of Responsible Officer


                             Common Terms Agreement

          Exhibit C - Form of Proceeds Account Pledge Agreement

          Exhibit D - Form of Notice of Continuation/Conversion

          Exhibit E - Form of Commitment Increase Agreement

          Exhibit F - Form of Cancellation Certificate

          Exhibit G-1 - Form of Non-Recourse Assignment and Acceptance

          Exhibit G-2 - Form of Recourse Assignment and Acceptance

3. Harris Note Purchase Agreement, substantially in the form of Exhibit A-3 to the Common Terms Agreement

          Schedule 1.1(a) - Commitments

          Schedule 1.1(b) - Purchaser Information

          Exhibit A - Form of Note

          Exhibit B-1 - Form of Notice of Issuance

          Exhibit B-2 - Form of Notice of Responsible Officer

          Exhibit C - Form of Proceeds Account Pledge Agreement

          Exhibit D - Form of Notice of Continuation/Conversion

          Exhibit E - Form of Commitment Increase Agreement

          Exhibit F - Form of Cancellation Certificate

          Exhibit G-1 - Form of Non-Recourse Assignment and Acceptance

4.   Capital Contribution Agreement and related documents

          Schedule 1 - Ownership Percentage of HoldCo

          Schedule 2 - Account and Address Information

          Exhibit A - Form of Contribution Certificate

          Exhibit B - Form of Support Obligation


                             Common Terms Agreement

5.   Support Obligations executed by the Collateral Agent and each of the Parent
     Shareholders:

          PARENT SHAREHOLDER

          BCI

          VeloCom

          Qualcomm

6.   Global Note under Nortel Note Purchase Agreement

7.   Notes under Qualcomm/Ericsson Note Purchase Agreement

8.   Common Terms Agreement

          Schedule 1.1(a) - Agents' Information

          Schedule 1.1(b) - Existing Debt

          Schedule 1.1(c) - Existing Liens

          Schedule 1.1(d) - Acceptable Brazilian Depository Institutions

          Schedule 1.1(e) - Permitted Transferees

          Schedule 2.1 - Closing Documents

          Schedule 2.3 - Post-Closing Matters

          Schedule 3.1(a) - Organization of the Borrower Parties

          Schedule 3.5(b) - Capitalization Subsidiaries, HoldCo

          Schedule 3.8 - Material Litigation

          Schedule 3.16 - Environmental Condition

          Schedule 3.17 - Affiliate Agreements

          Schedule 3.23 - Certain Restrictions

          Schedule 3.26 - Permits

          Schedule 4.1(d) - Operating Reports


                             Common Terms Agreement

          Schedule 5 - Financial and Operating Covenants

          Schedule 10.4. - Company Information

          Exhibit A-1 - Form of Nortel Note Purchase Agreement

          Exhibit A-2 - Form of Qualcomm/Ericsson Note Purchase Agreement

          Exhibit A-3 - Form of Harris Note Purchase Agreement

          Exhibit B - Form of HoldCo Guaranty

          Exhibit C-1A - Form of Company Equipment Pledge Agreement

          Exhibit C-1B - Form of Company Receivables Pledge Agreement

          Exhibit C-1C - Form of Company Contracts Pledge Agreement

          Exhibit C-1D - Form of Cash Collateral Pledge Agreement

          Exhibit C-1E - Form of Mortgage

          Exhibit C-2 - Form of HoldCo Stock Pledge Agreement

          Exhibit C-3A - Form of Shareholder Pledge Agreement

          Exhibit C-3B - Form of Brazilian Shareholder Pledge Agreement

          Exhibit C-4 - Form of Consent and Waiver

          Exhibit C-5 - Form of Consent to Assignment

          Exhibit D - Form of Accession Agreement

          Exhibit E - Form of Intercompany Debt Subordination Agreement

          Exhibit F-1 - Form of Secretary's Certificate

          Exhibit F-2 - Form of Officers' Certificate

          Exhibit F-3 - Form of Compliance Certificate

          Exhibit F-4 - Form of Solvency Certificate

          Exhibit G-1 - Form of Legal Opinion of Company Parties' US Counsel


                             Common Terms Agreement

          Exhibit G-2 - Form of Legal Opinion of Company Parties' Local Counsel
               (for Company Parties not formed under the laws of Brazil or the United States)

          Exhibit G-3 - Form of Legal Opinion of Company Parties' Brazilian
               Counsel

          Exhibit G-4 - Form of Legal Opinion of California/Colorado Local
               Counsel

          Exhibit H - Form of Exchange Debt Agreement

9.   Exchange Debt Agreement

MATERIAL CONTRACTS.

     Copies of each of the following, including all amendments through the Closing Date, duly executed by all parties thereto and certified as true, correct and complete copies by a Senior Officer of the Company:

10.  BCI Technical Services Agreement

11.  Know-How Agreement

12.  Secondment Agreement

13. Shareholder Agreement, including all exhibits and annexes thereto, and including the Shareholder Consent and Agreement

          Exhibit A - Articles of Association of the Company

          Exhibit B - Operating Company Articles of Association

          Exhibit C - Cross Option Agreements

          Exhibit D - Agreement (Memorandum de Entendimento) between Taquari
               Participacoes S.A. and SLI Wireless S.A.

          Annex I - Initial Business Plan

          Annex II - Technical Services Agreement Term Sheet

          Annex III - Nortel and Qualcomm Vendor Finance Facilities Terms and
               Conditions

          Annex IV - Out of Pocket Expense

14. Interconnection Agreements, including with Empresa Brasileira de Telecomunicacoes S.A., Telemar S.A. and Intelig Telecomunicacoes Ltda.


                             Common Terms Agreement

15. Leased Line Agreements, including with MetroRED Telecomunicacoes Ltda., Empresa Brasileira de Telecomunicacoes S.A., and Engeredes-Engenharia de Redes S.A.

16.  Evidence of Execution of Harris Supply Agreement

17. Amendments extending the term of the Technical Services Agreements, the Know-How Agreement, and the Secondment Agreement, at the option of the Company, to a date at least 180 days after the Initial Repurchase Date

18.  CGI Agreement

19.  Motorola Supply Agreement

20.  Any other Material Contracts

GUARANTIES AND COLLATERAL DOCUMENTS.

     Each of the following, duly executed by all parties thereto and together with a translation into Portuguese and evidence of the completion of all filings and registrations required in order for such documents to create a valid and first priority Lien in the Collateral subject thereto, including those listed below:

21.  Company Equipment Pledge Agreement

          Exhibit 1 - List of Equipment

          Exhibit 2 - List of Inventory

          Exhibit 3 - List of Insurance Rights

          Exhibit 4 - Form of Power of Attorney

          Exhibit 5 - Form of Amendment to Company Equipment Pledge Agreement

          Evidence of Registration of Company Equipment Pledge Agreement

22.  Power of Attorney with respect to Company Equipment Pledge Agreement

23.  Company Receivables Pledge Agreement

          Exhibit 1 - List of Receivables

          Exhibit 2 - List of Banks and Collection Accounts

          Exhibit 3 - Form of Power of Attorney


                             Common Terms Agreement

          Exhibit 4 - Form of Deposit Account Agreement

          Exhibit 5 - Form of Amendment to Company Receivables Pledge Agreement

          Evidence of Registration of Company Receivables Pledge Agreement

24. Deposit Account Agreement in respect of each deposit account maintained by the Company or any Subsidiary on the Closing Date

25.  Power of Attorney with respect to Company Receivables Pledge Agreement

26.  Company Contracts Pledge Agreement

          Exhibit 1 - List of Intellectual Property

          Exhibit 2 - List of Intercompany Debt

          Exhibit 3 - List of Material Contracts

          Exhibit 4 - List of Authorizations

          Exhibit 5 - List of Intangibles

          Exhibit 6 - Form of Power of Attorney

          Exhibit 7 - Form of Amendment to Company Contracts Pledge Agreement

          Evidence of Registration of Company Contracts Pledge Agreement

27.  Power of Attorney with respect to Company Contracts Pledge Agreement

28. Registration of pledge on the Intellectual Property with the National Institute of Industrial Property

29. Cash Collateral Pledge Agreement (if the Company or any Subsidiary has Cash Equivalents as of the Closing Date in excess of $25,000,000 that are not held in the Proceeds Accounts)

          Exhibit 1 - List of Special Purpose Accounts and Depositaries

          Exhibit 2 - List of Excess Cash Equivalents Accounts and Depositaries

          Exhibit 3 - List of Pledged Assets

          Exhibit 4 - Form of Deposit Account Agreement


                             Common Terms Agreement

          Exhibit 5 - Form of Amendment to Cash Collateral Account and Cash Equivalents Pledge Agreement

          Exhibit 6 - Form of Power of Attorney

          Evidence of Registration of Cash Collateral Pledge Agreement

30. Deposit Account Agreement(s) with respect to the Cash Collateral Pledge Agreement (if the Company or any Subsidiary has Cash Equivalents as of the Closing Date that are not held in the Proceeds Accounts)

31. Power of Attorney with respect to Cash Collateral Pledge Agreement (if the Company or any Subsidiary has Cash Equivalents as of the Closing Date that are not held in the Proceeds Accounts)

32.  HoldCo Stock Pledge Agreement

          Schedule A - Description of Pledged Shares

          Exhibit 1 - Form of Power of Attorney

          Copies of the Share Registry book showing registration of the HoldCo pledge

          Evidence of Registration of HoldCo Stock Pledge Agreement

33.  Power of Attorney with respect to HoldCo Stock Pledge Agreement

34.  HoldCo Guaranty

35. Proceeds Account Pledge Agreement (or such other type of Pledge Agreement as is applicable to the securities held in the Proceeds Account) with respect to the Nortel Note Purchase Agreement

          Exhibit 1 - List of Investments (or List of Securities, as applicable)

          Exhibit 2 - Form of Power of Attorney

          Exhibit 3 - Form of Amendment to Proceeds Account Pledge Agreement

          Evidence of Registration of Proceeds Account Pledge Agreement

36. Power of Attorney with respect to the Nortel Note Purchase Agreement Proceeds Account Pledge Agreement


                             Common Terms Agreement

37. Proceeds Account Pledge Agreement (such other type of Pledge Agreement as is applicable to the securities held in the Proceeds Account) with respect to the Qualcomm/Ericsson Note Purchase Agreement

          Exhibit 1 - List of Investments (or List of Securities, as applicable)

          Exhibit 2 - Form of Power of Attorney

          Exhibit 3 - Form of Amendment to Proceeds Account Pledge Agreement

          Evidence of Registration of Proceeds Account Pledge Agreement

38. Power of Attorney with respect to the Qualcomm/Ericsson Note Purchase Agreement Proceeds Account Pledge Agreement

OTHER COLLATERAL DOCUMENTS, ETC.

The following, in each case duly executed by all parties, as appropriate:

39. Copies of Insurance policies, loss payable endorsements, insurance certificates, and other documents as are reasonably required by the Collateral Agent evidencing the existence of all Insurance required by
     Section 4.6 or the Collateral Documents

40. List of all site leases signed after November 4, 1999 that do not contain Consent and Waiver, certified by a Senior Officer of the Company

41. Consent to Assignment, substantially in the form of Exhibit C-5 with such modifications thereto as are reasonably required by the Initial Purchasers, relating to each of the following Material Contracts, as in effect on the Closing Date:

          Interconnection Agreements, including with Empresa Brasileira de
               Telecomunicacoes S.A., Telemar S.A. and Intelig Telecomunicacoes Ltda.

          Nortel Supply Agreement

          Ericsson Supply Agreement

          BCI Technical Services Agreement

          Know-How Agreement

          Secondment Agreement

          Performance bonds under the Supply Agreements and any other Material
               Contracts requiring same, including the following:


                             Common Terms Agreement

          Nortel Supply Agreement

          Ericsson Supply Agreement

42. Shareholder Pledge Agreement, together with such additional filings, registrations and similar actions as are reasonably required by the Collateral Agent:

       SHAREHOLDER

       BCI

       VeloCom

       Qualcomm

       Bell Canada International (Brazil Telecom I) Limited

       VeloCom Cayman Brasil Holdings

       Qualcomm do Brasil Ltda.

       HoldCo

43. Brazilian Shareholder Pledge Agreement, together with such additional filings, registrations and similar actions as are reasonably required by the Collateral Agent:

       SHAREHOLDER

       Qualcomm do Brasil Ltda.

       HoldCo

       Evidence of Registration of Brazilian Shareholder Pledge Agreement

44. Mortgage, together with other documents and other required filings to perfect security interests, for (i) any switch site, call center, data center or billing center or (ii) such of the other Real Property listed below or acquired or leased by the Company or any Subsidiary prior to the Closing Date (other than cell site leases) having a book or Fair Market Value in excess of $100,000:

       PROPERTY

       Rua Dolores Carvalho Vasconcelos, Macae, Rio de Janeiro

       Avenida 16 de Novembro, 117, Belem, Para

      Evidence of recordation of each Mortgage


                             Common Terms Agreement

45. All notices, consents, waivers, estoppel certificates and other documents relating to the Collateral or the Collateral Documents that the Collateral Agent or Proceeds Collateral Agent, as the case may be, may request

MISCELLANEOUS NOTE DOCUMENTS.

The following, in each case duly executed by all parties, and notarized or witnessed, as appropriate:

46.  Administrative Agent's Letter under each of the Note Purchase Agreements

          Nortel Note Purchase Agreement

          Qualcomm/Ericsson Note Purchase Agreement

          Harris Note Purchase Agreement

47.  Purchasers' Fee Letter under each of the Note Purchase Agreements

          Nortel Note Purchase Agreement

          Qualcomm/Ericsson Note Purchase Agreement

          Harris Note Purchase Agreement

48.  Collateral Agent's Letter under the Common Terms Agreements

49.  Proceeds Collateral Agent's Letters under each of the Note Purchase
     Agreements

          Nortel Note Purchase Agreement

          Qualcomm/Ericsson Note Purchase Agreement

50.  Paying Agency Agreement

51. Notice of Issuance under each of the Note Purchase Agreements with respect to Notes to be issued on the Closing Date

          Nortel Note Purchase Agreement

          Qualcomm/Ericsson Note Purchase Agreement

DOCUMENTS RELATING TO THE RECOURSE ASSIGNMENT OF THE NORTEL NOTE PURCHASE
     AGREEMENT.

The following, in each case duly executed by all parties, as appropriate:


                             Common Terms Agreement

52.  Nortel Guaranty

53. Assignments and Acceptances regarding all Commitments under the Nortel Note Purchase Agreement, including the related addendum thereto

54.  Letter Agreement regarding Front End Fees

55. Secretary's Certificate certifying to charter documents of Nortel and corporate and signatory authority

56. Letter from Harris Trust Company of New York, Nortel's Agent of Service of Process in the State of New York, accepting appointment to serve as such

57. Legal Opinion of in-house counsel to Nortel Networks Corporation, addressed and acceptable in form and substance to the Purchasers under the Nortel Note Purchase Agreement

58. Legal Opinion of GD&C, addressed and acceptable in form and substance to the Purchasers under the Nortel Note Purchase Agreement

DOCUMENTS RELATING TO THE RECOURSE ASSIGNMENT OF THE QUALCOMM/ERICSSON NOTE
     PURCHASE AGREEMENT.

The following, in each case duly executed by all parties, as appropriate:

59.  Ericsson Guaranty

60.  Agency Agreement between ABN AMRO and Ericsson

61.  Commitment Letter

62.  General Counsel's Certificate certifying to charter documents of Ericsson

OTHER DOCUMENTS.

     Copies of each of the following, including all amendments through the Closing Date, certified as true, correct and complete copies by a Senior Officer of the Company:

63.  Business Plan for the Company

64. Copies of each of the financial statements referred to in Section 3.6 of the Common Terms Agreement


                             Common Terms Agreement

65. Evidence of the completion, or irrevocable commitments (subject only to customary closing conditions, not including "material adverse change" or "market condition" outs), in form and substance reasonably satisfactory to the Initial Purchasers in respect of, a private equity offering by VeloCom Inc., the net proceeds of which equal, together with equity previously contributed to VeloCom Inc., at least $250,000,000.

66. Any other documentation relating to the equity of the Company, the Subsidiaries or HoldCo

GOVERNMENTAL APPROVALS AND RELATED MATTERS. Copies of each of the following, including all amendments through the Closing Date, duly executed by all parties thereto and certified as true, correct and complete copies by a Senior Officer of the Company:

67.  Mirror Authorizations

68. Brazilian Central Bank Approval ("Prior Approval") which authorizes the closing of a foreign exchange transaction for the entrance of the proceeds of the Notes issued on the Closing Date into Brazil and approves the basic financial terms thereof, including all scheduled payments of principal, interest, fees, expenses and commissions in respect thereof and optional redemptions, repurchases or prepayments no less frequently than quarterly (or such lesser frequency as may then be generally approved by the Central
     Bank).

69. Letter from or evidence of Anatel's approval of pledge by HoldCo and Linneu of 100% of the stock of the Company.

70. Letters from CT Corporation Systems accepting appointment to serve as agent for service of process for each of the Company Parties under each of the Pari Passu Financing Documents to which such Company Party is a party.

71.  Copies of any permits/licenses that are set forth in Item 2 of Part B of
     Schedule 3.26 obtained as of the Closing Date and copies of an exemplar of each permit/license that is of the type set forth in Item 1 of Part B of
     Schedule 3.26.

CHARTER DOCUMENTATION AND CERTIFICATES.

     The following, in the case of certificates and the like, duly executed by the parties specified herein or therein:

72. For each of the following Company Parties, as of a recent date, the charter, as amended, certified by the appropriate Governmental Authority of its jurisdiction of its formation, and, to the extent available, good standing certificates and tax status certificates (showing no unpaid tax liabilities) by the appropriate Governmental Authorities of its jurisdiction of formation:


                             Common Terms Agreement

          Company Party

          HoldCo

          The Company

          Vesper Cayman SPV

          Bell Canada International (Brazil Telecom I) Limited

          Qualcomm do Brasil Ltda.

          VeloCom Cayman Brasil Holdings

73. For each of the B Company Partieso (other than Qualcomm Incorporated), a secretary's certificate dated the Closing Date in substantially the form of Exhibit F-1, including all exhibits

74. For each of the Company, HoldCo and Vesper Cayman SPV, an officers' certificate, in substantially the form of Exhibit F-2, including all attachments and, in the case of the Company and HoldCo, a certification that the assets listed in the exhibits to the Collateral Documents constitute all of the assets of the Company and HoldCo constituting Collateral as of the Closing Date

75. A Compliance Certificate in substantially the form of Exhibit F-3, demonstrating compliance with the Financial and Operating Covenants as of the Closing Date, giving pro forma effect to the Notes proposed to be issued on such date

76. For each of the Company Parties (other than Qualcomm Incorporated), a Solvency Certificate in substantially the form of Exhibit F-4

77. Lien searches in each jurisdiction where HoldCo, the Company or any Subsidiary maintains an office or has property, showing no registrations, financing statements or other Lien instruments of record affecting the Collateral

LEGAL OPINIONS.


     Favorable legal opinions dated the Closing Date addressed to the Agents and the Purchasers from:

78. Milbank, Tweed, Hadley & McCloy LLP, US counsel to the Company Parties, substantially in the form of Exhibit G-1 to the Common Terms Agreement (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers)


                             Common Terms Agreement

79. Local counsel to the Company Parties (other than those formed under the laws of Brazil or the United States), substantially in the form of Exhibit G-2 to the Common Terms Agreement (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers)

80. Pinheiro Guimaraes Advogados, Brazilian counsel to the Company Parties, substantially in the form of Exhibit G-3 to the Common Terms Agreement (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers)

81. Local counsel to the Company Parties (in each case incorporated in a state of the United States, the principal executive office of which is located in a state other than the state of incorporation), substantially in the form of Exhibit G-4 to the Common Terms Agreement (or if there is no such Exhibit on the date hereof, acceptable in form and substance to the Initial Purchasers)


                             Common Terms Agreement

                                                                    SCHEDULE 2.3

                              POST CLOSING MATTERS


ITEM                                                                                      DUE DATE
----                                                                                      --------
A. CONSULARIZATION OF EACH OF THE FOLLOWING DOCUMENTS GOVERNED BY NEW YORK LAW:

     1.   Nortel Note Purchase Agreement



     2.   Qualcomm/Ericsson Note Purchase Agreement

     3.   Harris Note Purchase Agreement

     4.   Capital Contribution Agreement

     5.   Support Obligations of

           BCI                                                                            30 days after receipt of
                                                                                          fully notarized
           VeloCom                                                                        signature pages

           Qualcomm

     6.   Common Terms Agreement

     7.   HoldCo Guaranty

     8.   Paying Agency Agreement

     9.   Shareholder Pledge Agreement

B. SWORN TRANSLATION AND, AS NECESSARY TO PERFECT SECURITY INTERESTS, EVIDENCE
OF REGISTRATION OF EACH OF THE FOLLOWING DOCUMENTS GOVERNED BY BRAZILIAN LAW:

     1.   Company Equipment Pledge Agreement

     2.   Power of Attorney under Company Equipment Pledge Agreement

     3.   Company Receivables Pledge Agreement

     4.   Deposit Account Agreement(s) under Company Receivables Pledge
          Agreement

     5.   Power of Attorney under Company Receivables Pledge Agreement                    15 days after Closing

     6.   Company Contracts Pledge Agreement

     7.   Power of Attorney with respect to Company Contracts Pledge Agreement

     8.   Cash Collateral Pledge Agreement (if executed at Closing pursuant to
          Schedule 2.1)


                             Common Terms Agreement

ITEM                                                                                           DUE DATE
----                                                                                           --------
B. SWORN TRANSLATION AND, AS NECESSARY TO PERFECT SECURITY INTERESTS, EVIDENCE
OF REGISTRATION OF EACH OF THE FOLLOWING DOCUMENTS GOVERNED BY BRAZILIAN LAW
(CONT'D):

     9.   Deposit Account Agreement(s) under Cash Collateral Pledge Agreement
          (if executed at Closing pursuant to Schedule 2.1)

     10. Power of Attorney with respect to Cash Collateral Pledge Agreement (if executed at Closing pursuant to Schedule 2.1)

     11.  HoldCo Stock Pledge Agreement

     12.  Power of Attorney with respect to HoldCo Stock Pledge Agreement

     13.  Proceeds Account Pledge Agreement under Nortel Note Purchase Agreement               15 days after Closing

     14. Power of Attorney with respect to Proceeds Account Pledge Agreement under Nortel Note Purchase Agreement

     15.  Proceeds Account Pledge Agreement under Qualcomm/Ericsson Note
          Purchase Agreement

     16. Power of Attorney with respect to Proceeds Account Pledge Agreement under Qualcomm/Ericsson Note Purchase Agreement

     17.  Brazilian Shareholder Pledge Agreement

C. EVIDENCE OF FILING AND RECORDATION OF THE MORTGAGES RELATED TO THE FOLLOWING
PROPERTIES:

     1.   Mortgage related to Rua Dolores Carvalho Vasconcelos, Macae, Rio de                  90 days after Closing
          Janeiro

     2.   Mortgage related to Avenida 16 de Novembro, 117, Belem, Para                         120 days after Closing

D. PREPARATION OF THE FOLLOWING SCHEDULES AND FILING OF AMENDMENT TO THE COMPANY
EQUIPMENT PLEDGE AGREEMENT:

     1.   Exhibit 1 to Company Equipment Pledge Agreement - List of Equipment                  15 days after
                                                                                               acquisition by the
                                                                                               Company of title to
     2.   Exhibit 2 to Company Equipment Pledge Agreement - List of Inventory                  more than $25,000,000
                                                                                               of Equipment and
                                                                                               Inventory

E. DELIVERY OF THE FOLLOWING REPORTS REGARDING TRIAL RUNS:


                             Common Terms Agreement

ITEM                                                                                           DUE DATE
----                                                                                           --------
     1.   An initial operating report, including information with respect to the               January 31, 2000
          items described in Section 4.1(d), accompanied by a certificate of the chief financial officer of the Company with respect to any material modifications to the Business Plan as in effect as of the Closing Date resulting from the Trial Runs or the Commercial Launch

     2.   A report as to the determination of the Board of Directors of the                    March 31, 2000
          Company regarding the "Fiber Case," accompanied by a certificate of the chief financial officer of the Company with respect to any material modifications to the Business Plan as in effect as of the
          Closing Date resulting from such determination

F. DELIVERY OF THE FOLLOWING MISCELLANEOUS CLOSING DOCUMENTS:

     1.   Certificate of Tax Status of HoldCo                                                  15 days after Closing


                             Common Terms Agreement

                                                                 SCHEDULE 3.1(a)

            ORGANIZATION OF COMPANY PARTIES (OTHER THAN THE COMPANY)

          COMPANY PARTY               FORM AND STATE OF ORGANIZATION
          -------------               ------------------------------
Vesper Holding S.A.                   sociedade anonima (Brazil)

Bell Canada International (Brazil     corporation (British Virgin
Telecom I) Limited                    Islands)

VeloCom Cayman Brasil Holdings        corporation (The Cayman Islands)

Qualcomm do Brasil Ltda.              limitada (Brazil)

Bell Canada International, Inc.       corporation (Canada)

VeloCom Inc.                          corporation (Delaware)

Qualcomm Incorporated                 corporation (Delaware)



                         ORGANIZATION OF THE COMPANY AND
                                  SUBSIDIARIES



        COMPANY/SUBSIDIARY            FORM AND STATE OF ORGANIZATION
        ------------------            ------------------------------
Vesper S.A.                           sociedade anonima (Brazil)

Vesper Cayman                         limited liability, exempted
                                      company (The Cayman Islands)


                             Common Terms Agreement

                                                                 SCHEDULE 3.5(b)

            CAPITAL STOCK OF THE SUBSIDIARIES, THE COMPANY AND HOLDCO

1.   HOLDCO


                                                      CONVERTIBLE,
      OUTSTANDING               OUTSTANDING        EXCHANGEABLE CAPITAL          AGREEMENTS RE
     CAPITAL STOCK             CAPITAL STOCK         STOCK, RIGHTS &       ISSUANCE, VOTING OR SALE      RECORD AND BENEFICIAL
(AS OF THE DATE HEREOF)  (AS OF THE CLOSING DATE)     COMMITMENTS              OF CAPITAL STOCK          OWNER OF CAPITAL STOCK
-----------------------  ------------------------  --------------------    ------------------------      ----------------------
151,704 Common and         184,384 Common and      None                    Shareholder Agreement         Bell Canada International
151,704 Preferred          184,384 Preferred                                                             (Brazil Telecom I)
                                                                                                         Limited

217,854 Common and         264,784 Common and      None                    Shareholder Agreement         VeloCom Cayman Brasil
217,854 Preferred          264,784 Preferred                                                             Holdings

71,442 Common and          86,832 Common and       None                    Shareholder Agreement         Qualcomm do Brasil
71,442 Preferred           86,832 Preferred                                                              Ltda.

2.   COMPANY

                     CONVERTIBLE, EXCHANGEABLE         AGREEMENTS RE ISSUANCE,
  OUTSTANDING         CAPITAL STOCK, RIGHTS &         VOTING OR SALE OF CAPITAL      RECORD AND BENEFICIAL
 CAPITAL STOCK              COMMITMENTS                         STOCK                OWNER OF CAPITAL STOCK
 -------------       -------------------------        -------------------------      ----------------------
525,870 Common       None                             None                       HoldCo

1 Common             None                             None                       Linneu Albuquerque Mello


3.   SUBSIDIARIES

                            AUTHORIZED AND
 SUBSIDIARY             ISSUED CAPITAL STOCK       RECORD AND BENEFICIAL OWNER OF CAPITAL STOCK
 ----------             --------------------       --------------------------------------------
Vesper Cayman                  1 Share             Vesper S.A.


                             Common Terms Agreement

4.   CAPITAL STOCK HELD BY SUBSIDIARIES

                      CONVERTIBLE, EXCHANGEABLE      AGREEMENTS RE ISSUANCE,
                       CAPITAL STOCK, RIGHTS &      VOTING OR SALE OF CAPITAL      RECORD AND BENEFICIAL
  SUBSIDIARY                COMMITMENTS                      STOCK                 OWNER OF CAPITAL STOCK
  ----------          -------------------------     -------------------------      ----------------------
None                  None                          None                          None


5.   JOINT VENTURES AND OTHER INVESTMENTS (OTHER THAN IN SUBSIDIARIES)

 HOLDER OF INVESTMENT           DESCRIPTION OF INVESTMENT (INCLUDING AMOUNT AS OF THE DATE HEREOF)
 --------------------           ------------------------------------------------------------------
None                            None


                             Common Terms Agreement

                                                                    SCHEDULE 3.8

                               MATERIAL LITIGATION

                                      None.


                             Common Terms Agreement

                                                                   SCHEDULE 3.16

                             ENVIRONMENTAL CONDITION

                                      None.



                             Common Terms Agreement

                                                                   SCHEDULE 3.17

                              AFFILIATE AGREEMENTS

     1. Secondment Agreement with Bell Canada International, Inc. dated August 15, 1999.

     2. Technical Services Agreement with Bell Canada International, Inc. dated May 27, 1999.

     3. Know-How Transfer and Technical Services Agreement with Bell Canada International, Inc. dated August 15, 1999.

     4. Technical Services Agreement with VeloCom Inc. to be entered into as of a date prior to the Closing Date.



                             Common Terms Agreement

                                                                   SCHEDULE 3.23

                              CERTAIN RESTRICTIONS

                                      None.


                             Common Terms Agreement

                                                                   SCHEDULE 3.26

                         LICENSES, PERMITS OR APPROVALS


                                     PART A

     1. Instrument of Authorization for Operation of a Switched Fixed Telephone Service for the mode LOCAL issued by the Agencia Nacional de Telecomunicacoes (National Telecommunications Agency) ("Anatel") to the Company, under its prior name "Canbra Telefonica S.A." on February 4, 1999.

     2. Instrument of Authorization for Operation of a Switched Fixed Telephone Service for the mode NATIONAL LONG DISTANCE OF INTRA-REGIONAL SCOPE, issued by Anatel to the Company, under its prior name "Canbra Telefonica S.A." on February 4, 1999.

     3. Licenses for packet switched network services, circuit switched network services, dedicated line services and special services of audio and video signal retransmission, issued by Anatel to the Company on September 23, 1999.

                                     PART B

     1. Municipal License to allow installation and use of antennas and use of administrative offices ("Alvara Municipal - Licenca de Uso e Funcionamento") issued for each administrative office, switch site and antenna sites.

     2. Anatel's licenses for the use of antennas ("Licenca de Funcionamento de Estacao") issued for each antenna sites.



                             Common Terms Agreement

                                                                 SCHEDULE 4.1(d)


                           FORM OF OPERATING REPORTS

Operating Report No. [    ]
Fiscal Quarter Ending [Day, Month, Year]

           REPORTING CATEGORY                               ACTUAL                                      BUDGET
           ------------------                               ------                                      ------
                                            FISCAL QUARTER          CUMULATIVE            FISCAL QUARTER         CUMULATIVE
                                            --------------          ----------            --------------         ----------
A.   Sites

  a) Call sites constructed
  b) Switch sites constructed
  c) Call sites in service
  d) Switch sites in service
  e) Fibre notes in service


                                         Residential  Business  Residential  Business  Residential  Business  Residential  Business
                                         -----------  --------  -----------  --------  -----------  --------  -----------  --------
B.   Number of Subscribers

  a) New subscribers acquired,
          per Subscriber Segment
  b) Total number of subscribers,
          per Subscriber Segment
  c) Churn, per Subscriber Segment                                       N/A                                            N/A

C.   Subscriber Lines

  a) Total Lines in service,
          per Subscriber Segment


                             Common Terms Agreement

           REPORTING CATEGORY                               ACTUAL                                      BUDGET
           ------------------                               ------                                      ------

                                         Residential  Business  Residential  Business  Residential  Business  Residential  Business
                                         -----------  --------  -----------  --------  -----------  --------  -----------  --------
D.   Subscriber Billing

  a) Average age of receivables                                          N/A                                          N/A
  b) Minutes of use                                                      N/A                                          N/A
  c) Average billing, per Subscriber
          Segment
     (for each month of Fiscal Quarter)
     I)-activation fees:                                                 N/A                                          N/A
               Jan. (e.g. For Q1)
               Feb.
               March
     II)-monthly billing fees:*                                          N/A                                          N/A
               Jan.
               Feb.
               March
  * Excludes activation fees. Includes monthly and per minute.


                             Common Terms Agreement

                                                                      SCHEDULE 5

                        FINANCIAL AND OPERATING COVENANTS


                              COLUMN A          COLUMN B           COLUMN C          COLUMN D       COLUMN E           COLUMN F
                              --------          --------           --------          --------       --------           --------
                                                                                                                        MAXIMUM
                              MINIMUM                                                                                   CAPITAL
                              REVENUES           MINIMUM         TOTAL DEBT TO      EBITDA TO                         EXPENDITURE
                          (IN MILLIONS OF    SUBSCRIBERS (IN      ANNUALIZED         INTEREST       EBITDA TO       (IN MILLIONS OF
FISCAL QUARTER ENDING         DOLLARS)          THOUSANDS)          EBITDA           EXPENSE      FIXED CHARGES         DOLLARS)
---------------------     ---------------    ---------------     -------------      ---------     -------------     ---------------
  December 31, 1999                                                                                                       [***]

    June 30, 2000             [***]               [***]

 September 30, 2000           [***]               [***]

  December 31, 2000           [***]               [***]                                                                   [***]

   March 31, 2001             [***]               [***]

    June 30, 2001             [***]               [***]

 September 30, 2001           [***]               [***]

  December 31, 2001           [***]               [***]                                                                   [***]

   March 31, 2002             [***]               [***]

    June 30, 2002             [***]               [***]



                             Common Terms Agreement


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                              COLUMN A          COLUMN B           COLUMN C          COLUMN D       COLUMN E           COLUMN F
                              --------          --------           --------          --------       --------           --------
                                                                                                                        MAXIMUM
                              MINIMUM                                                                                   CAPITAL
                              REVENUES           MINIMUM         TOTAL DEBT TO      EBITDA TO                         EXPENDITURE
                          (IN MILLIONS OF    SUBSCRIBERS (IN      ANNUALIZED         INTEREST       EBITDA TO       (IN MILLIONS OF
FISCAL QUARTER ENDING         DOLLARS)          THOUSANDS)          EBITDA           EXPENSE      FIXED CHARGES         DOLLARS)
---------------------     ---------------    ---------------     -------------      ---------     -------------     ---------------
 September 30, 2002             [***]             [***]

  December 31, 2002             [***]             [***]                                                                   [***]

   March 31, 2003               [***]             [***]              [***]            [***]          [***]

    June 30, 2003               [***]             [***]              [***]            [***]          [***]

 September 30, 2003             [***]             [***]              [***]            [***]          [***]

  December 31, 2003             [***]             [***]              [***]            [***]          [***]                [***]

   March 31, 2004               [***]             [***]              [***]            [***]          [***]

    June 30, 2004               [***]             [***]              [***]            [***]          [***]


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement

                                                                   SCHEDULE 10.4

                         COMPANY AND HOLDCO INFORMATION

THE COMPANY:

ADDRESS FOR NOTICES:

Avenida Republica do Chile, 500,
25(o) andar
Centro Rio de Janeiro - RJ
Brazil
Fax: 55 21 532-7229
Phone: 55 21 824-5108
Attention: Robert Birch

COMPANY ACCOUNT (for the funding of Pari Passu Financings):

                  Bank: Citibank New York
                  Account Name: Banco Citibank S.A. - Sao Paulo Account Number: [***]
                  ABA Number: [***]
                  Swift Code: CITIBRBR
                  Beneficiary name in Brazil: Vesper S.A.
                  Beneficiary account in Citibank/Brazil: [***] Beneficiary branch on Citibank/Brazil: 003

HOLDCO:

ADDRESS FOR NOTICES:

Avenida Republica do Chile, 500,
25(o) andar
Centro Rio de Janeiro - RJ
Brazil
Fax: 55 21 532-7229
Phone: 55 21 824-5108
Attention: Robert Birch


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                             Common Terms Agreement